UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) ( Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Best Short-Intermediate Municipal Debt Fund
Five-year period and ten-year period. Class I shares among 30 and 23 funds respectively.

Invest in our planet, while you invest with us

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**You invest in the future,
without spending a dime.**

edelivery

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages is current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Best Short-Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/11. The fund did not win the award for other time periods.

Glossary

Barclays Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

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Important Information,

Continued

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

4    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.74%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 28, 1984 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	7.01%	5.53%	4.64%	3.99%	5.51%
With sales charge	5.42%	5.01%	4.31%	3.84%	5.45%

30-DAY YIELDS, A SHARES

As of March 31, 2012

Annualized Distribution Yield	SEC Yield
1.99%	1.08%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	1,348
Effective Duration	3.4 Yrs
Average Maturity	4.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg Limited Term Municipal Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Christopher Ihlefeld Portfolio Manager Christopher Ryon, CFA Portfolio Manager Josh Gonze Portfolio Manager

April 13, 2012

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 14 cents to $14.53 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 16.7 cents per share. If you reinvested your dividends, you received 16.8 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the index, with a total return of 2.14% at NAV over the six months ended March 31, 2012, compared to the 2.10% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index and 2.05% for the Barclays Five-Year Municipal Bond Index. The Fund generated 1.01% less income but 1.05% more price appreciation than the 1-10 year index.

The additional price appreciation is due to several factors. Our overweight to the insured and revenue sectors added 0.08%. We underweighted the general obligation and prere-funded sectors, which added 0.47% of relative performance. Our overweight to lower credit quality securities added 0.12% of performance relative to the benchmark. Other risk factors accounted for another 0.38%. Our interest rate sensitivity as measured by the Fund’s duration (and differing allocations along the yield curve) had no effect.

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8% quarter-over-quarter increase for September 30, 2011, to a 3.0% increase in the quarter ending December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. Other signs of growth came in the form of increased industrial production (up 1.31% for the period) and capacity utilization (up 1.16% for the period). Nationwide, banks were lending to businesses: commercial and industrial loan volume increased 6.7% during the period. This is significant, because this type of lending had declined from 2007 through mid-2010.

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further accommodation and that policy decisions should be based on the data and not on the calendar – a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower U.S. Treasury yields, reduced supply of newly issued municipal bonds, and increased investor confidence. Chart I shows the quarterly returns of the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index and the rolling two-year annualized returns for the same index. Over the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or to investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick up in the last three months of 2011 and remained positive through the end of March 2012. While quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate municipal bond investors are more likely to benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

CHART I: BofA MERRILL LYNCH 1-10 YEAR U.S. MUNICIPAL SECURITIES INDEX

Quarterly Returns versus Rolling Two-Year Returns

Past performance does not guarantee future results.

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period; this was a con-

8    Certified Semi-Annual Report

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2011 through 3/31/2012

tinuation of a move to lower rates experienced in the last six months of 2011. It is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the funds for rising rates: we have raised cash and liquidity levels and have shortened the average maturity of the funds within the context of the laddered structure.

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported that state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. State budget deficits are declining as revenues increase.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported that the median pension funding ratio for the states in 2010 was 74.6%, down from a high of 82.8% in 2007. Nationally, pension funding levels ranged from 45.4% to 101.5%. The actuaries at the Pew Center on the States suggest a funding level of 80.0% is sufficient.

CHART III: % OF PORTFOLIO MATURING

As of 3/31/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 1,348 municipal obligations as of March 31, 2012. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and ordinarily dampen the Fund’s price volatility. Laddering also is intended to reduce reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as we go forward.

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart IV, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

CHART IV: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates

10    Certified Semi-Annual Report

increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld Portfolio Manager Managing Director	Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.60%
Alabama State Public School & College Authority, 5.00% due 5/1/2012	AA/Aa1	$2,000,000	$2,008,280
Alabama State Public School & College Authority, 5.00% due 5/1/2013	AA/Aa1	5,000,000	5,254,300
Alabama State Public School & College Authority, 5.00% due 5/1/2015	NR/Aa1	8,530,000	9,665,769
Alabama State Public School & College Authority, 5.00% due 5/1/2016	AA/Aa1	5,000,000	5,814,050
Birmingham GO, 5.00% due 10/1/2013 (Insured: Natl-Re)	AA/Aa2	2,500,000	2,661,200
Birmingham GO, 5.00% due 2/1/2015	AA/Aa2	4,240,000	4,692,874
Birmingham GO, 4.00% due 8/1/2015	AA/Aa2	3,005,000	3,277,253
Birmingham GO, 5.00% due 2/1/2016	AA/Aa2	3,775,000	4,274,735
Birmingham GO, 4.00% due 8/1/2016	AA/Aa2	3,645,000	3,990,765
Birmingham GO, 5.00% due 2/1/2017	AA/Aa2	2,045,000	2,355,349
Birmingham GO, 4.00% due 8/1/2017	AA/Aa2	2,760,000	3,021,151
Birmingham GO, 5.00% due 2/1/2018	AA/Aa2	2,000,000	2,333,460
Courtland Solid Waste Disposal Revenue, 4.75% due 5/1/2017 (International Paper Company)	BBB/NR	5,000,000	5,226,200
Mobile GO Warrants, 5.25% due 8/1/2012 (Insured: AGM)	NR/Aa2	1,025,000	1,042,364
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	1,580,000	1,648,872
Mobile GO Warrants, 5.00% due 2/15/2019	AA-/Aa2	2,000,000	2,330,140
Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Co.)	A/A2	6,000,000	5,970,420
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A/A2	6,000,000	6,657,540
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2016	AAA/Aa2	2,080,000	2,438,405
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2019	AAA/Aa2	3,375,000	3,990,330
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A+/A1	2,500,000	2,860,975
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A+/A1	1,500,000	1,704,615
ALASKA — 0.76%
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AA-/Aa2	1,600,000	1,697,872
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,316,780
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA-/Aa3	2,000,000	2,158,980
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA-/Aa3	1,900,000	2,113,503
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA-/Aa3	1,000,000	1,137,150
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA-/Aa3	3,000,000	3,465,540
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA-/Aa3	2,455,000	2,865,869
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	AA/Aa2	1,175,000	1,286,954
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,692,617
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,437,680
Valdez Alaska Marine Terminal Revenue, 5.00% due 1/1/2021 (BP Pipelines, Inc.)	A/A2	7,000,000	8,187,830
ARIZONA — 3.89%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,447,565

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	$3,735,000	$4,194,779
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	4,121,355
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A2	1,470,000	1,676,888
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A2	1,365,000	1,549,316
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A2	1,290,000	1,451,611
Arizona Lottery Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	8,370,000	9,871,076
Arizona Lottery Revenue, 5.00% due 7/1/2020 (Insured: AGM)	AA-/Aa3	8,000,000	9,528,800
Arizona School Facilities Board Revenue, 5.00% due 7/1/2016 (Insured: AMBAC)	NR/NR	5,775,000	6,372,250
Arizona Transportation Board Highway Revenue, 5.25% due 7/1/2015 pre-refunded 7/1/2012	AAA/Aa1	3,860,000	3,986,492
Arizona Transportation Board Highway Revenue, 5.00% due 7/1/2019	AA+/Aa2	3,500,000	4,254,250
Arizona Transportation Board Highway Revenue, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	9,163,885
Arizona Transportation Board Highway Revenue, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	6,049,650
Chandler Street & Highway User Revenue, 3.00% due 7/1/2013	AA/Aa2	1,905,000	1,966,589
Chandler Street & Highway User Revenue, 3.00% due 7/1/2014	AA/Aa2	2,790,000	2,940,242
Gilbert Public Facilities Municipal Property Refunding, 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,148,234
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,094,020
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,475,480
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,626,322
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A3	2,200,000	2,370,566
Maricopa County IDA Health Facilities Revenue, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A2	1,000,000	1,075,080
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A2	7,500,000	8,073,975
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Service Co.)	BBB/Baa2	10,000,000	10,035,800
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,502,200
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AA+/NR	3,135,000	3,418,404
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,725,933
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa2	1,600,000	1,727,776
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa2	2,600,000	2,807,636
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB/Baa2	9,700,000	10,954,889
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A2	3,500,000	3,657,115
Phoenix Civic Improvement Corp. Airport Revenue, 3.00% due 7/1/2013	A+/A1	1,000,000	1,025,840
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	410,000	411,685
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa3	2,500,000	2,796,100
[a]Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa3	3,000,000	3,378,900
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa3	3,285,000	3,716,879
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,270,060
Pima County Sewer Revenue, 4.00% due 7/1/2014	A+/NR	1,500,000	1,604,145
Pima County Sewer Revenue, 5.00% due 7/1/2015	A+/NR	1,250,000	1,404,475
Pima County Sewer Revenue, 5.00% due 7/1/2016	A+/NR	2,000,000	2,295,320
Pima County Sewer Revenue, 4.50% due 7/1/2017 (Insured: AGM)	AA-/Aa3	5,000,000	5,778,100
Pima County Sewer Revenue, 5.00% due 7/1/2017	A+/NR	2,750,000	3,206,528
Pima County Sewer Revenue, 5.00% due 7/1/2018	A+/NR	2,000,000	2,356,100
Pima County Sewer Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	5,000,000	5,960,000
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,792,522
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A3	6,885,000	7,540,245
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,061,410
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,253,840
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,394,993
ARKANSAS — 0.31%
Fort Smith Water & Sewer Revenue, 2.00% due 10/1/2013 (Insured: AGM)	AA-/NR	1,000,000	1,019,630

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Fort Smith Water & Sewer Revenue, 3.00% due 10/1/2014 (Insured: AGM)	AA-/NR	$1,000,000	$1,057,600
Fort Smith Water & Sewer Revenue, 3.50% due 10/1/2016 (Insured: AGM)	AA-/NR	1,370,000	1,512,781
Fort Smith Water & Sewer Revenue, 3.50% due 10/1/2017 (Insured: AGM)	AA-/NR	1,930,000	2,138,865
Fort Smith Water & Sewer Revenue, 4.00% due 10/1/2018 (Insured: AGM)	AA-/NR	1,000,000	1,134,960
Fort Smith Water & Sewer Revenue, 4.00% due 10/1/2019 (Insured: AGM)	AA-/NR	1,670,000	1,889,822
Jefferson County Hospital Revenue, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,205,000	1,292,459
Jefferson County Hospital Revenue, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,395,000	1,496,040
Jefferson County Hospital Revenue, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,375,000	1,475,567
Jefferson County Hospital Revenue, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,495,000	1,640,434
Jefferson County Hospital Revenue, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,580,000	1,720,099
CALIFORNIA — 9.61%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,000,000	1,162,110
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AA-/Aa3	1,560,000	1,595,022
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA-/NR	520,000	523,520
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA-/NR	325,000	348,810
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA-/NR	965,000	1,078,339
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA-/NR	1,020,000	1,156,731
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA-/NR	725,000	825,956
Calexico USD COP, 5.75% due 9/1/2013	A-/NR	1,155,000	1,206,016
California Educational Facilities, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,649,041
California Educational Facilities, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,654,313
California GO, 4.75% due 4/1/2018	A-/A1	1,250,000	1,453,125
California GO, 5.00% due 9/1/2020	A-/A1	10,000,000	11,870,600
California GO, 5.00% due 9/1/2021	A-/A1	5,000,000	5,888,350
California GO, 0.21% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank/California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	20,000,000	20,000,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	895,000	898,553
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	AA-/Aa3	2,600,000	2,612,012
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,667,900
California State Department of Water Resources Power Supply, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,819,250
California State Economic Recovery, 5.00% due 7/1/2020	A+/Aa3	4,200,000	4,985,778
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,791,600
California State GO, 0.18% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank N.A./ California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	11,155,000	11,155,027
California State GO, 0.20% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	33,500,000	33,500,000
California State HFA, 5.50% due 2/1/2017 (Community Program; Insured: California Mtg Insurance)	A-/NR	2,575,000	2,895,510
California State HFA, 5.50% due 2/1/2019 (Community Program; Insured: California Mtg Insurance)	A-/NR	2,865,000	3,258,880
California State HFA, 5.75% due 2/1/2020 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,975,000	2,277,886
California State HFA, 5.00% due 3/1/2020 (Catholic Health Care West)	A/A2	4,400,000	5,062,948
California State HFA, 5.75% due 2/1/2021 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,695,000	1,948,708
California State HFA, 5.00% due 3/1/2021 (Catholic Health Care West)	A/A2	3,450,000	3,943,419
California State HFA, 5.25% due 3/1/2022 (Catholic Health Care West)	A/A2	7,020,000	8,071,245

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Health Care West)	A/A2	$3,500,000	$3,770,270
California State HFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic Health Care West)	A/A2	2,000,000	2,154,440
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments; Collateralized: GNMA)	NR/Aaa	1,725,000	1,749,702
California State Infrastructure & Economic Development Bank Revenue, 0.17% due 11/1/2026 put 4/2/2012 (Pacific Gas & Electric; LOC: Mizuho Corporate Bank) (daily demand notes)	AA+/Aa2	13,000,000	13,000,000
California State Infrastructure & Economic Development Bank Revenue, 0.20% due 9/1/2037 put 4/2/2012 (Los Angeles County Museum; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	5,400,000	5,400,000
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,480,810
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,522,840
California State Public Works Board, 5.00% due 11/1/2017 (California State University Trustees)	BBB+/Aa3	3,000,000	3,444,840
California State Public Works Board, 5.00% due 11/1/2018 (California State University Trustees)	BBB+/Aa3	2,700,000	3,105,891
California State Public Works Board, 5.00% due 10/1/2020	BBB+/A2	1,000,000	1,138,020
California State Public Works Board, 5.00% due 10/1/2021	BBB+/A2	1,000,000	1,136,390
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	1,000,000	1,010,200
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	8,000,000	8,102,160
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	5,500,000	5,570,235
California Statewide Community Development Authority, 5.00% due 6/15/2013	A-/A1	9,500,000	10,015,470
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	27,000,000	31,661,820
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	2,100,000	2,142,021
California Statewide Community Development Authority, 0.14% due 8/15/2047 put 4/2/2012 (Rady Childrens Hospital; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	16,950,000	16,950,000
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	1,000,000	1,034,840
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	7,000,000	5,465,180
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,975,499
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	686,094
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,750,000	2,031,575
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,311,909
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,390,264
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA/NR	2,685,000	2,184,489
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AA+/Aaa	2,000,000	2,120,660
Inland Valley Development Agency, 5.25% due 4/1/2013 (ETM)	A/NR	2,000,000	2,098,020
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	A/NR	2,000,000	2,197,760
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AA-/NR	5,000,000	5,721,650
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AA-/NR	3,000,000	3,457,020
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AA-/NR	3,000,000	3,473,370
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	12,000,000	12,692,400
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,095,000	2,352,832
Los Angeles County Public Works Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	A+/A1	17,935,000	20,788,458
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	4,000,000	4,612,360
Los Angeles USD COP, 5.00% due 10/1/2017 (Insured: AMBAC)	A+/A1	2,445,000	2,725,882
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	4,600,000	5,276,476
Los Angeles USD COP, 5.50% due 12/1/2019	A+/A1	7,040,000	8,122,822
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa2	4,000,000	4,734,520
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/Aa3	1,435,000	1,626,199
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/Aa3	2,260,000	2,597,395
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	4,447,400

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	$3,000,000	$3,113,730
Northern California Power Agency, 5.00% due 7/1/2017	A/A2	1,000,000	1,173,150
Northern California Power Agency Revenue, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,242,675
Northern California Power Agency Revenue, 5.00% due 7/1/2019	A/A2	1,000,000	1,195,240
Northern California Power Agency Revenue, 5.00% due 7/1/2020	A/A2	1,325,000	1,554,954
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,455,094
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	823,060
Palomar Community College Capital Appreciation GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	1,818,470
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa2	1,255,000	1,266,358
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa2	5,150,000	5,343,383
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	3,955,000	4,620,310
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB/NR	8,290,000	8,845,181
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	871,635
Sacramento County Sanitation Districts Financing Authority, 0.20% due 12/1/2039 put 4/2/2012 (LOC: Morgan Stanley) (daily demand notes)	AAA/Aa1	525,000	525,000
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa2	4,870,000	5,350,913
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa2	5,000,000	5,440,000
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa2	8,675,000	9,369,694
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A3	1,240,000	1,281,453
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA-/Aa2	10,000,000	12,546,400
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	7,600,000	5,849,796
San Jose Redevelopment Agency Tax Allocation, 6.00% due 8/1/2015 (Insured: Natl-Re)	BBB/Baa2	2,780,000	3,035,371
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	3,900,000	4,147,221
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	BBB/Baa2	4,035,000	4,638,394
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	A+/NR	3,425,000	2,703,250
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2014 (Multiple Facilities)	AA/Aa2	4,245,000	4,542,914
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,812,829
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	2,000,000	2,107,160
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	2,000,000	2,336,300
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,361,940
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	976,477
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,037,866
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,069,236
Twin Rivers USD GO, 0% due 4/1/2014	SP-1/NR	3,490,000	3,396,887
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,734,396
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	1,635,000	1,900,132
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	5,990,000	6,978,350

COLORADO — 3.18%

Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA)	BBB/NR	1,530,000	1,670,699
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA)	BBB/NR	1,565,000	1,728,496
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	A-/NR	1,145,000	1,149,156
Broomfield Water Activity Enterprise, 5.30% due 12/1/2014 (Insured: Natl-Re)	NR/A1	1,620,000	1,633,592
Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary)	AA-/Aa2	1,205,000	1,224,328
Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary)	AA-/Aa2	1,285,000	1,347,515
Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,271,180
Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,311,100

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary)	AA-/Aa2	$1,500,000	$1,752,480
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,372,735
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,648,121
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,858,269
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,087,122
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,148,020
Colorado Educational & Cultural Facilities, 0.20% due 5/1/2037 put 4/2/2012 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa1	650,000	650,000
Colorado Educational & Cultural Facilities, 0.20% due 9/1/2038 put 4/2/2012 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa1	950,000	950,000
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	3,037,579
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,676,967
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	1,185,000	1,376,508
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	2,225,000	2,634,133
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,157,080
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA/Aa2	3,000,000	3,321,630
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health Initiatives)	AA/Aa2	3,500,000	3,600,030
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health Initiatives)	AA/Aa2	7,255,000	7,770,685
Colorado Higher Education COP, 5.00% due 11/1/2013	AA-/Aa2	1,025,000	1,094,393
Denver City & County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	1,996,688
Denver City & County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,168,920
Denver City & County COP, 5.00% due 5/1/2013 (Insured: Natl-Re)	AA+/Aa1	3,890,000	4,078,470
Denver City & County COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	AA+/Aa1	4,000,000	4,337,880
Denver City & County COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re)	AA+/Aa1	3,025,000	3,213,185
Denver City & County COP, 0.20% due 1/12/2029 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	40,535,000	40,535,000
Denver City & County COP, 0.20% due 12/1/2029 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	3,790,000	3,790,000
Denver City & County COP, 0.20% due 1/12/2031 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	11,050,000	11,050,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,671,317
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,375,900
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,829,167
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,150,360
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,028,640
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa2	1,910,000	1,816,735
Longmont Sales & Use Tax, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,994,445
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/NR	1,000,000	1,127,270
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/NR	1,035,000	1,185,768
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA-/NR	1,525,000	1,755,778
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA-/NR	1,200,000	1,430,568
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA-/NR	1,000,000	1,204,980
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,750,000	2,024,855
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	4,730,000	5,519,815
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	4,288,521
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	2,370,000	2,842,720
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	745,000	836,657
CONNECTICUT — 0.04%
Connecticut State Health & Educational Facility Authority, 0.19% due 7/1/2036 put 4/2/2012 (Yale University Project) (daily demand notes)	AAA/Aaa	2,300,000	2,300,000

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DISTRICT OF COLUMBIA — 1.02%
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	$3,000,000	$3,174,750
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	2,085,000	2,141,983
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A/Aa3	2,875,000	3,177,737
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A/Aa3	4,625,000	5,204,975
District of Columbia COP, 5.00% due 1/1/2018	A/Aa3	5,000,000	5,587,600
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/Aa3	5,000,000	5,541,450
District of Columbia COP, 4.50% due 1/1/2021 (Insured: Natl-Re/FGIC)	A/Aa3	1,100,000	1,192,620
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/Aa2	5,000,000	6,138,250
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	A+/Aa2	3,005,000	3,685,031
District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM HUD Loan)	AA-/Aa3	1,195,000	1,288,246
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM HUD Loan)	AA-/Aa3	1,480,000	1,633,387
District of Columbia Revenue, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,083,570
District of Columbia Revenue, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	569,410
District of Columbia Revenue, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	2,033,185
District of Columbia Revenue, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,400,158
District of Columbia Revenue, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	952,436
District of Columbia Revenue, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,250,000	1,483,863
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: AGM)	AA-/Aa3	1,580,000	1,577,203
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	2,000,000	1,906,600
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	4,000,000	3,533,520
FLORIDA — 8.20%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	4,000,000	4,370,840
Broward County Port Facilities, 5.00% due 9/1/2013	A-/A2	2,000,000	2,106,920
Broward County Port Facilities, 5.00% due 9/1/2017	A-/A2	2,820,000	3,195,060
Broward County Port Facilities, 5.50% due 9/1/2018	A-/A2	3,500,000	4,091,290
Broward County Port Facilities, 5.50% due 9/1/2019	A-/A2	2,800,000	3,299,128
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA-/Aa3	3,035,000	3,387,242
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	1,495,000	1,682,129
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	3,715,000	4,217,788
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	7,630,000	8,662,644
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A/Aa3	1,000,000	1,131,310
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	BBB/Baa2	1,820,000	1,824,914
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	BBB/Baa2	2,660,000	2,660,745
Collier County Special Obligation Revenue, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,528,243
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa1	1,835,000	2,049,732
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA-/Aa3	1,605,000	1,740,173
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA-/Aa3	1,500,000	1,668,630
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2014 (Innovation Village)	A/A1	1,950,000	2,104,420
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2015 (Innovation Village)	A/A1	2,395,000	2,648,822
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2016 (Innovation Village)	A/A1	2,275,000	2,549,888
Florida Board of Education Lottery Revenue, 5.25% due 7/1/2016 (Insured: Natl-Re/FGIC)	AAA/A1	1,000,000	1,021,470
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	4,077,115
Florida Higher Educational Facilities Financing, 4.00% due 4/1/2013 (Nova Southeastern University)	BBB/Baa2	1,100,000	1,124,717
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa2	2,365,000	2,497,866

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa2	$2,350,000	$2,526,696
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa2	2,345,000	2,544,630
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa2	1,325,000	1,458,017
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa2	2,630,000	2,898,181
Florida Higher Educational Facilities Financing, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,705,000	1,898,364
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,967,230
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,184,380
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	785,154
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	983,219
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,030,043
Florida State Department of Transportation GO, 5.375% due 7/1/2017	AAA/Aa1	4,675,000	4,780,842
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,559,500
Florida State Housing Finance Corp., 1.625% due 1/1/2015 (Captiva Cove Apartments; Insured: FNMA)	NR/Aaa	1,600,000	1,603,040
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	5,156,190
Fort Myers Florida Improvement Revenue, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/Aa3	2,195,000	2,463,822
Gainesville Utilities Systems Revenue, 6.50% due 10/1/2013	AA/Aa2	4,800,000	5,200,560
Gainesville Utilities Systems Revenue, 0.28% due 10/1/2026 put 4/2/2012 (SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	43,080,000	43,080,000
Gainesville Utilities Systems Revenue, 0.32% due 10/1/2026 put 4/2/2012 (SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	10,065,000	10,065,000
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health)	AA-/Aa3	1,000,000	1,130,130
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health/Sunbelt Group)	AA-/Aa3	1,000,000	1,149,290
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/Aa3	1,000,000	1,112,010
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,200,000	3,746,528
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,000,000	3,548,040
Highlands County HFA, 3.95% due 11/15/2032 put 9/1/2012 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,500,000	2,536,275
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,450,150
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB+/Baa1	7,410,000	7,539,823
Hillsborough County Investment Tax Revenue, 5.00% due 11/1/2016 (Insured: AMBAC)	AA/Aa2	1,000,000	1,168,090
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,159,960
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,191,420
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,203,560
Hollywood Water & Sewer Revenue, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,384,123
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	5,235,000	5,639,980
JEA, 5.00% due 10/1/2014 (Electric Systems)	A+/Aa3	7,165,000	7,745,580
JEA, 4.00% due 10/1/2016 (Electric Systems)	A+/Aa3	3,540,000	3,923,948
JEA Water & Sewer Systems Revenue, 3.50% due 10/1/2013	AA/Aa2	5,565,000	5,820,656
JEA Water & Sewer Systems Revenue, 5.00% due 10/1/2018	AA/Aa2	1,500,000	1,794,840
Kissimmee Utilities Authority Electrical Systems Revenue, 5.25% due 10/1/2016 (Insured: AGM)	NR/Aa3	1,700,000	1,974,958
Lake County School Board COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,290,140
Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,701,693
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2016 (Insured: AGM)	AA-/Aa3	9,780,000	11,288,076
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2017 (Insured: AGM)	AA-/Aa3	7,105,000	8,314,626
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2019 (Insured: AGM)	AA-/Aa3	5,000,000	5,958,450
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2020 (Insured: AGM)	AA-/Aa3	1,695,000	2,024,220
Lakeland Florida Hospital System Revenue, 3.00% due 11/15/2013 (Lakeland Regional Health)	NR/A2	1,000,000	1,026,020

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lakeland Florida Hospital System Revenue, 4.00% due 11/15/2014 (Lakeland Regional Health)	NR/A2	$1,000,000	$1,060,590
Lakeland Florida Hospital System Revenue, 5.00% due 11/15/2019 (Lakeland Regional Health)	NR/A2	5,640,000	6,397,339
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,093,010
Miami Beach GO, 4.00% due 9/1/2019	AA-/Aa2	2,745,000	3,095,509
Miami Beach GO, 5.00% due 9/1/2020	AA-/Aa2	3,720,000	4,464,595
Miami Beach GO, 4.00% due 9/1/2021	AA-/Aa2	1,015,000	1,140,880
Miami Beach GO, 5.00% due 9/1/2022	AA-/Aa2	1,000,000	1,189,230
Miami Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,324,420
Miami Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: AGM)	AA-/Aa3	6,530,000	7,580,677
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	4,540,000	5,414,813
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: AGM)	AA-/Aa3	3,845,000	3,527,595
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: AGM)	AA-/Aa3	3,535,000	3,132,470
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: AGM)	AA-/Aa3	2,435,000	2,061,057
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: AGM)	AA-/Aa3	5,385,000	4,333,148
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: AGM)	AA-/Aa3	2,170,000	1,648,766
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,066,640
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,103,680
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,015,000	4,543,294
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,116,910
Miami Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,608,520
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,712,350
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	NR/Baa3	625,000	634,838
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A-/A2	1,970,000	2,261,875
North Miami Educational Facilities Revenue, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,577,170
Orange County HFA, 5.00% due 10/1/2013 (Orlando Health)	A/A2	1,100,000	1,157,002
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	2,993,698
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,204,987
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	5,860,000	6,647,291
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health; Insured: Natl-Re)	A/A2	1,870,000	2,246,132
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A2	5,845,000	6,164,663
Polk County School District, 5.00% due 10/1/2013 (Insured: Natl-Re)	A/Baa2	2,000,000	2,108,180
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,213,600
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	3,125,000	3,504,250
South Broward Florida Hospital, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,887,119
South Florida Water Management District COP, 5.00% due 10/1/2015 (Insured: AMBAC)	AA/Aa2	1,000,000	1,124,470
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	1,560,000	1,788,556
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,395,682
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,120,000	2,188,412
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,056,306
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	2,040,845
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,719,807
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,488,606
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,652,830
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa3	2,855,000	3,260,667
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa3	1,215,000	1,414,734
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa2	1,095,000	1,142,151
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	BBB/NR	1,640,000	1,765,657
Volusia County Educational Facility Authority, 4.00% due 10/15/2013 (Embry-Riddle; Insured: AGM)	AA-/Aa3	675,000	699,118

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA-/Aa3	$2,320,000	$2,584,410
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA-/Aa3	1,030,000	1,097,001
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA-/Aa3	2,075,000	2,319,290
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA-/Aa3	2,245,000	2,511,459
GEORGIA — 2.32%
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2018	NR/A1	2,100,000	2,438,205
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2020	NR/A1	6,000,000	7,050,960
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2021	NR/A1	7,000,000	8,113,840
Atlanta Airport Revenue, 5.00% due 1/1/2019	NR/A1	3,145,000	3,677,480
[a]Atlanta Airport Revenue, 5.25% due 1/1/2020	NR/A1	5,000,000	5,955,650
Atlanta Airport Revenue, 5.50% due 1/1/2021	NR/A1	3,525,000	4,295,812
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA-/Aa3	3,850,000	4,332,174
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,350,400
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2015 (Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,618,680
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2016 (Insured: AGM)	AA-/Aa3	3,215,000	3,673,491
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,726,067
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2017 (Insured: AGM)	AA-/Aa3	4,745,000	5,469,609
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	A/A1	5,650,000	7,050,691
Burke County Development Authority PCR, 2.50% due 1/1/2040 put 3/1/2013 (Oglethorpe Power)	A/Baa1	7,000,000	7,115,290
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,648,828
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,662,336
Gainesville Water & Sewer Revenue, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	595,000	610,476
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	1,415,000	1,609,393
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,500,000	2,759,000
Main Street Natural Gas, Inc., 5.00% due 3/15/2013 (Georgia Gas)	A-/Baa1	1,500,000	1,543,365
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/Aa3	3,000,000	3,228,960
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A-/Baa1	3,845,000	4,027,561
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa1	2,000,000	2,126,580
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa1	5,000,000	5,367,250
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	2,975,000	3,361,036
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,737,315
GUAM — 0.27%
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	BBB-/NR	5,610,000	6,109,963
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	BBB-/NR	2,000,000	2,189,780
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	BBB-/NR	3,000,000	3,319,410
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	BBB-/NR	2,000,000	2,216,120
HAWAII — 0.42%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	610,000	622,096
Hawaii GO, 5.00% due 12/1/2019	AA/Aa2	3,000,000	3,692,250
Hawaii GO, 5.00% due 12/1/2020	AA/Aa2	2,500,000	3,092,600
Hawaii GO, 5.00% due 12/1/2021	AA/Aa2	3,000,000	3,730,350
Hawaii GO, 5.00% due 12/1/2022	AA/Aa2	4,000,000	4,907,280

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Co.; Insured: Natl-Re)	BBB/Baa2	$5,850,000	$5,850,351
IDAHO — 0.29%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,260,000	1,297,208
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,489,789
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	10,645,000	12,526,929
ILLINOIS — 7.64%
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,328,985
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	2,000,000	1,674,140
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,402,244
Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	BBB/Aa3	1,310,000	1,405,407
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	AA-/Aa3	4,100,000	4,825,167
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/Aa3	1,000,000	1,161,470
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	A+/Aa3	1,095,000	1,122,189
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	A+/Aa3	2,670,000	2,458,616
Chicago GO, 5.40% due 1/1/2018 (Insured: AGM)	AA-/Aa3	3,000,000	3,011,970
Chicago GO, 5.44% due 1/1/2018 (Capital Appreciation; Insured: Natl-Re)	A+/Aa3	3,050,000	3,427,376
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AA-/Aa3	8,460,000	9,404,982
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	2,000,000	2,255,580
Chicago Illinois Board of Education GO, 5.00% due 12/1/2018	AA-/Aa3	3,000,000	3,484,410
Chicago Illinois Board of Education GO, 5.00% due 12/1/2019	AA-/Aa3	2,000,000	2,340,680
Chicago Illinois Board of Education GO, 0% due 12/1/2020 (Insured: BHAC/FGIC)	AA+/Aa1	12,000,000	8,959,440
Chicago Illinois Board of Education GO, 5.00% due 12/1/2020	AA-/Aa3	2,500,000	2,942,125
Chicago Illinois Board of Education GO, 0.20% due 3/1/2031 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	400,000	400,000
Chicago Illinois Board of Education GO, 0.20% due 3/1/2035 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	2,170,000	2,170,000
Chicago Illinois Board of Education GO, 0.20% due 3/1/2036 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	11,465,000	11,465,000
Chicago Illinois Park District GO, 5.00% due 1/1/2018 (Personal Property Replacement)	AA+/Aa2	1,150,000	1,338,600
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2013	NR/Aa2	3,275,000	3,352,978
Chicago Illinois Public Building Commerce Building, 5.25% due 12/1/2013 (Insured: Natl-Re/FGIC)	BBB/Aa3	3,000,000	3,205,440
Chicago Illinois Transit Authority Capital Grant, 5.25% due 6/1/2017 (Federal Transit Administration)	A/A1	3,000,000	3,390,180
Chicago Illinois Transit Authority Capital Grant, 5.50% due 6/1/2018 (Federal Transit Administration)	A/A1	2,500,000	2,870,450
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A/A2	1,180,000	1,218,161
Chicago Sales Tax, 0.20% due 1/1/2034 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa2	14,175,000	14,175,000
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,132,850
Chicago Wastewater Transmission Revenue, 4.00% due 1/1/2018	A+/Aa3	1,475,000	1,611,010
Cicero Illinois GO, 5.25% due 1/1/2019 (Insured: Syncora)	NR/NR	6,140,000	6,347,532
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,182,175
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: Assured Guaranty)	AA-/NR	3,180,000	3,278,326
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: Assured Guaranty)	AA-/NR	6,875,000	7,337,619
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,533,522

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cook County Community School District GO, 9.00% due 12/1/2018 (Insured: Natl-Re/FGIC)	NR/Aa2	$4,000,000	$5,594,440
Cook County GO, 5.00% due 11/15/2012 (ETM)	AA/Aa3	6,000,000	6,179,760
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re) (ETM)	AA/Aa3	3,995,000	4,377,282
Cook County GO, 5.00% due 11/15/2019	AA/Aa3	3,690,000	4,305,529
Cook County GO, 5.00% due 11/15/2020	AA/Aa3	3,590,000	4,136,218
Cook County GO, 5.00% due 11/15/2021	AA/Aa3	5,000,000	5,873,400
DeKalb County USD GO, 0% due 1/1/2021 (Capital Appreciation)	AA-/Aa2	6,140,000	4,453,342
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,402,478
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,361,920
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,989,055
Illinois Educational Facilities, 3.40% due 11/1/2036 put 11/1/2017 (Medical Terminal Field Museum)	A/NR	1,300,000	1,361,048
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,339,722
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,238,012
Illinois Finance Authority, 5.00% due 12/1/2012 (Columbia College)	BBB+/NR	1,000,000	1,021,770
Illinois Finance Authority, 4.00% due 2/15/2013 (Alexian Brothers Health Systems)	NR/A3	1,500,000	1,527,420
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A3	3,000,000	3,152,820
Illinois Finance Authority, 5.00% due 5/1/2014 (Student Housing)	NR/Baa3	3,895,000	4,056,915
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,474,700
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,224,460
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A3	1,000,000	1,109,600
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,600,500
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,778,193
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,406,125
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,891,123
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A-/A2	1,000,000	1,108,260
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,555,885
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,189,000
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,000,000	1,140,590
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA/Aa2	1,000,000	1,086,160
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health Care)	AA/Aa2	2,000,000	2,006,220
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A-/A1	9,500,000	9,740,730
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A-/A1	2,550,000	2,786,104
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural Utilities Cooperative)	A/NR	17,150,000	17,641,862
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	NR/A1	2,470,000	2,475,039
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,516,890
Illinois Sales Tax, 3.50% due 6/15/2012	AAA/A2	6,055,000	6,096,537
Illinois Sales Tax, 3.50% due 6/15/2013	AAA/A2	6,455,000	6,698,031
Illinois Sales Tax, 3.50% due 6/15/2014	AAA/A2	6,455,000	6,862,246
Illinois Sales Tax, 5.125% due 6/15/2015 pre-refunded 6/15/2013	AAA/A1	5,000,000	5,279,250
Illinois Sales Tax, 5.00% due 6/15/2016	AAA/NR	3,500,000	4,055,870
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/A2	2,020,000	2,027,272
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA-/Aa3	17,190,000	18,446,073
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,540,100
Kane & DeKalb Counties Community Capital Appreciation GO, 0% due 2/1/2021 (Insured: Natl-Re/FGIC)	NR/Aa3	3,165,000	2,244,586
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA+/NR	2,780,000	3,189,689
Kane McHenry Cook & DeKalb Counties Capital Appreciation GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	2,000,000	1,364,580
Lake County Community High School District GO, 9.00% due 2/1/2014 (Insured: AGM)	AAA/Aa3	1,925,000	2,206,397
Lake County Community High School District GO, 9.00% due 2/1/2015 (Insured: AGM)	AAA/Aa3	1,610,000	1,959,499
Lake County Community High School District GO, 9.00% due 2/1/2016 (Insured: AGM)	AAA/Aa3	1,890,000	2,421,733

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lake County Community High School District GO, 9.00% due 2/1/2017 (Insured: AGM)	AAA/Aa3	$2,025,000	$2,720,628
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Baa2	1,185,000	1,019,041
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	BBB/Baa2	1,190,000	1,202,043
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 pre-refund-ed 10/18/2010 (Insured: Natl-Re) (ETM)	BBB/A3	485,000	482,279
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (Insured: Natl-Re)	AAA/A3	560,000	550,407
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: Natl-Re/FGIC)	BBB/A3	11,295,000	10,288,164
Northern Illinois University, 4.00% due 4/1/2013 (Auxiliary Facilities; Insured: AGM)	NR/Aa3	1,000,000	1,029,890
Peoria Tazewell Etc. Counties Community College District No. 54 GO, 4.25% due 12/1/2015	AA+/Aa2	2,360,000	2,603,292
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,058,350
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,892,800
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,652,760
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,651,637
Regional Transportation Authority GO, 6.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa3	3,500,000	3,910,760
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA/NR	2,210,000	2,460,260
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB/Baa3	1,450,000	1,547,368
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA-/Aa2	2,000,000	2,217,040
Waukegan Illinois GO, 5.00% due 12/30/2019 (Insured: AGM)	NR/Aa3	1,935,000	2,216,601
Waukegan Illinois GO, 5.00% due 12/30/2020 (Insured: AGM)	NR/Aa3	1,000,000	1,143,760
Waukegan Illinois GO, 5.00% due 12/30/2021 (Insured: AGM)	NR/Aa3	2,100,000	2,402,988
Waukegan Illinois GO, 5.00% due 12/30/2022 (Insured: AGM)	NR/Aa3	1,000,000	1,137,220
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	2,794,404
INDIANA — 5.20%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	700,000	708,659
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,096,090
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,667,457
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,721,506
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,107,550
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,899,000
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	510,000	512,147
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,000,000	1,056,880
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA-/NR	3,430,000	3,817,247
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,250,000	1,392,812
Carmel Redevelopment Authority, 3.00% due 2/1/2013	AA+/NR	960,000	977,722
Carmel Redevelopment Authority, 3.00% due 8/1/2013	AA+/NR	915,000	941,196
Carmel Redevelopment Authority, 3.00% due 2/1/2014	AA+/NR	965,000	999,644
Carmel Redevelopment Authority, 3.00% due 8/1/2014	AA+/NR	915,000	955,278
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,516,583
Carmel Redevelopment Authority, 4.00% due 2/1/2015	AA+/NR	990,000	1,066,478
Carmel Redevelopment Authority, 4.00% due 8/1/2015	AA+/NR	975,000	1,061,327
Carmel Redevelopment Authority, 5.00% due 8/1/2021	AA+/NR	2,405,000	2,845,620
Carmel Redevelopment Authority, 5.00% due 8/1/2022	AA+/NR	2,510,000	2,962,503
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,470,000	4,638,117
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,086,470

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	$1,295,000	$1,484,018
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,155,550
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,074,170
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,099,910
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2013	NR/Aa3	1,715,000	1,785,967
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2014	NR/Aa3	1,745,000	1,863,206
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2015	NR/Aa3	1,780,000	1,938,669
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,000,000	1,079,330
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/Aa3	1,545,000	1,756,897
Indiana Bond Bank, 5.00% due 10/15/2017	NR/Aa3	5,000,000	5,708,000
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,637,295
Indiana Finance Authority, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	BBB/A3	11,650,000	12,772,244
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,419,518
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,179,340
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University)	BBB-/NR	1,500,000	1,594,020
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,121,430
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University)	BBB-/NR	1,690,000	1,791,653
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,190,750
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/NR	2,150,000	2,560,112
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University)	BBB-/NR	1,790,000	1,884,709
Indiana Finance Authority, 5.00% due 11/1/2018 (Lease Revenue)	AA+/Aa2	2,750,000	3,264,690
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University)	BBB-/NR	1,250,000	1,303,688
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University)	BBB-/NR	2,245,000	2,312,058
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University)	BBB-/NR	2,320,000	2,369,045
Indiana Finance Authority, 0.20% due 2/1/2035 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	7,900,000	7,900,000
Indiana Finance Authority, 0.20% due 1/2/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	6,500,000	6,500,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	48,525,000	48,525,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	15,050,000	15,050,000
Indiana Finance Authority, 0.24% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	12,350,000	12,350,000
Indiana Finance Authority Hospital Revenue, 3.00% due 3/1/2013 (University Health)	A+/A1	1,500,000	1,529,715
Indiana Finance Authority Hospital Revenue, 5.00% due 3/1/2020 (University Health)	A+/A1	5,000,000	5,651,200
Indiana Finance Authority Hospital Revenue, 5.00% due 3/1/2021 (University Health)	A+/A1	9,880,000	11,096,920
Indiana Finance Authority Hospital Revenue, 5.00% due 3/1/2022 (University Health)	A+/A1	3,240,000	3,604,792
Indiana Health Facilities, 5.00% due 11/1/2014 (Sisters of St. Francis)	NR/Aa3	1,000,000	1,096,010
Indiana Health Facilities, 5.50% due 11/15/2015 (Ascension Health)	AA+/Aa1	510,000	529,171
Indiana Health Facilities, 5.50% due 11/15/2016 (Ascension Health Credit Group)	AA+/Aa1	1,385,000	1,437,062
Indiana Health Facilities, 5.00% due 11/1/2018 (Sisters of St. Francis)	NR/Aa3	1,250,000	1,467,500
Indiana Health Facilities, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa2	7,000,000	8,009,260
Indiana Multi-School Building Corp. First Mtg, 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa2	5,000,000	5,752,950
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014	AA/NR	705,000	748,999
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,103,720
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,120,170
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,151,674
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa2	1,690,000	1,928,881
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,040,310

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	$1,500,000	$1,603,275
Ivy Tech State College Industry, 4.80% due 7/1/2016 (Student Fee; Insured: AMBAC)	AA-/NR	2,565,000	2,586,751
Ivy Tech State College Industry, 4.90% due 7/1/2017 (Student Fee; Insured: AMBAC)	AA-/NR	2,725,000	2,748,953
Knox Middle School Building Corp. First Mtg, 0% due 1/15/2020 (Insured: Natl-Re/FGIC) (State Aid Withholding)	BBB/NR	1,295,000	961,745
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,322,160
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,421,350
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	1,055,000	1,109,375
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	1,135,000	1,234,347
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	1,140,000	1,274,908
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,904,501
Perry Township-Multi School Building Corp., 5.00% due 7/10/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,342,041
Plainfield Community High School Building Corp. First Mtg, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,588,373
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,489,869
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,095,090
[a]South Bend Community School Building Corp., 4.00% due 1/15/2013 (State Aid Withholding)	AA+/NR	1,545,000	1,583,177
South Bend Community School Building Corp., 4.00% due 1/15/2013	AA+/NR	1,400,000	1,434,594
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,040,240
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,070,796
Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,042,900
Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,056,220
Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,118,350
Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,199,850
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	2,895,000	3,234,120
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa2	1,335,000	1,446,846
IOWA — 0.26%
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,684,450
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,539,683
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,808,416
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,718,265
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,842,672
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,152,360
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,637,851
KANSAS — 0.92%
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	5,000,000	5,200,500
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: Natl-Re/FGIC)	BBB/Baa2	12,500,000	13,016,750
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	26,900,000	26,901,883
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	2,981,631

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
KENTUCKY — 1.19%
Jefferson County School District, 5.25% due 1/1/2016 (Insured: AGM)	AA-/Aa2	$2,145,000	$2,476,488
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Health Care; Insured: Natl-Re)	BBB/Baa2	5,000,000	3,686,100
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Health Care; Insured: Natl-Re)	BBB/Baa2	2,100,000	1,375,815
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	5,000,000	5,508,650
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA-/Aa3	2,955,000	3,229,283
Louisville and Jefferson County Metropolitan Sewer District, 2.50% due 12/12/2012	SP-1+/Mig1	44,990,000	45,607,713
LOUISIANA — 2.85%
Bossier City Louisiana Public Improvement, 4.00% due 12/1/2018 (Insured: AGM)	AA-/Aa3	2,020,000	2,280,721
Bossier City Louisiana Public Improvement, 4.50% due 12/1/2021 (Insured: AGM)	AA-/Aa3	2,240,000	2,578,778
East Baton Rouge Sewer, 4.00% due 2/1/2013	AA-/Aa3	1,000,000	1,030,250
East Baton Rouge Sewer, 5.00% due 2/1/2014	AA-/Aa3	1,000,000	1,080,810
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: AGM)	AA-/Aa3	3,000,000	3,417,990
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,168,333
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: AGM)	AA-/Aa3	2,000,000	2,370,360
Lafayette Utilities Revenue, 4.00% due 11/1/2016	A+/A1	1,395,000	1,549,650
Lafayette Utilities Revenue, 5.00% due 11/1/2019	A+/A1	1,000,000	1,190,400
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	11,324,451
Louisiana Environmental Facilities and Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	NR/B2	95,000	94,812
Louisiana Environmental Facilities and Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	AA-/A1	1,500,000	1,568,100
Louisiana Environmental Facilities and Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	AA-/A1	1,500,000	1,607,205
Louisiana Environmental Facilities and Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,093,260
Louisiana Environmental Facilities and Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,112,020
Louisiana Environmental Facilities and Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,421,291
Louisiana Environmental Facilities and Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,131,860
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC)	NR/NR	22,000,000	25,414,840
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015	A/NR	5,000,000	5,045,600
Louisiana Public Facilities Authority Hospital Revenue, 5.75% due 7/1/2015 (Franciscan Missionaries; Insured: AGM)	AA-/Aa3	1,325,000	1,497,223
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2012 (Department of Public Safety; Insured: AGM)	AA-/Aa3	1,250,000	1,267,612
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AA-/Aa3	2,500,000	2,626,875
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,059,080
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,971,730
Louisiana Public Facilities Authority Revenue, 2.875% due 11/1/2015 (Entergy Gulf States)	BBB+/A3	2,500,000	2,564,900
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,092,250
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,141,988
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,175,460
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,524,040
Louisiana State Office Facilities Corp. Lease Revenue, 3.75% due 3/1/2015 (Capitol Complex)	AA-/Aa3	5,000,000	5,375,300
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,159,384
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,141,190
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,933,050

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	$4,595,000	$5,363,100
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Insured: Radian)	NR/NR	1,505,000	1,644,845
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,536,728
New Orleans Audubon Commission GO, 5.00% due 10/1/2016 (Aquarium Tax)	A/NR	2,380,000	2,680,523
New Orleans Audubon Commission GO, 4.00% due 10/1/2018 (Aquarium Tax; Insured: AGM)	AA-/NR	1,110,000	1,191,074
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA-/Aa3	4,500,000	5,123,430
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA-/Aa3	4,800,000	5,565,216
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA-/Aa3	3,840,000	4,487,232
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,129,047
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,226,255
Regional Transit Authority, 0% due 12/1/2015 (Insured: Natl-Re/FGIC)	BBB/NR	3,670,000	3,164,531
Regional Transit Authority Sales Tax, 5.00% due 12/1/2017 (Insured: AGM)	AA-/Aa3	755,000	884,467
Regional Transit Authority Sales Tax, 5.00% due 12/1/2019 (Insured: AGM)	AA-/Aa3	1,000,000	1,191,300
Regional Transit Authority Sales Tax, 5.00% due 12/1/2021 (Insured: AGM)	AA-/Aa3	1,000,000	1,180,840
Regional Transit Authority Sales Tax, 5.00% due 12/1/2022 (Insured: AGM)	AA-/Aa3	1,110,000	1,289,998
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,585,697
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2014 (General Medical Center)	A/A2	800,000	833,424
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2015 (General Medical Center)	A/A2	575,000	608,787
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2017 (General Medical Center)	A/A2	1,000,000	1,071,590
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2018 (General Medical Center)	A/A2	1,000,000	1,124,900
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2019 (General Medical Center)	A/A2	1,810,000	2,026,204
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2021 (General Medical Center)	A/A2	2,320,000	2,564,134
MAINE — 0.07%
Maine Finance Authority Solid Waste Disposal, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,735,943
MARYLAND — 0.43%
Maryland Economic Development Corp., 5.00% due 7/1/2012 (University Of Maryland College Park)	NR/A2	2,690,000	2,718,810
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,637,258
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,259,053
MASSACHUSETTS — 1.44%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,894,406
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,246,349
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,196,008
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,401,063
Greater Lawrence Vocational Technical High School District GO, 2.00% due 3/1/2013 (State Aid Withholding)	NR/Aa2	1,470,000	1,481,540
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	BBB/Baa2	1,025,000	1,037,628
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	2,245,000	2,273,399
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	BBB/Baa2	1,970,000	1,994,113
Massachusetts DFA, 0.20% due 10/1/2042 put 4/2/2012 (Boston University; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	2,500,000	2,500,000
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,724,204
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,942,709
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,780,826
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,894,025
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: Natl-Re/FGIC) (ETM)	NR/NR	3,415,000	3,436,651
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AA-/NR	2,330,000	2,378,650

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA-/NR	$3,215,000	$3,389,478
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	A-/Baa1	2,750,000	2,923,250
[a]Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	A-/Baa1	2,625,000	2,844,949
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	A-/Baa1	4,290,000	4,730,669
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA-/NR	1,750,000	1,873,987
Massachusetts Health & Educational Facilities Authority, 0.20% due 7/1/2039 put 4/2/2012 (Wellesley College) (daily demand notes)	AA+/Aaa	1,200,000	1,200,000
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,316,060
Pioneer Valley Regional School District GO, 5.375% due 6/15/2019 (Insured: AMBAC) (State Aid Withholding)	NR/Aa2	1,230,000	1,252,509
MICHIGAN — 5.79%
Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	AA-/Aa3	3,200,000	3,613,120
Byron Center Michigan Public Schools, 3.00% due 5/1/2013 (Insured: Q-SBLF)	AA-/NR	1,745,000	1,790,527
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,160,077
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA-/NR	1,305,000	1,456,511
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA-/NR	1,935,000	2,161,705
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA-/NR	1,000,000	1,109,730
Detroit Michigan City School District GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,524,676
Detroit Michigan City School District GO, 5.00% due 5/1/2021 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,000,000	2,299,540
Detroit Michigan City School District GO, 5.00% due 5/1/2022 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,434,430
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2013 (Insured: AGM)	AA-/Aa3	1,590,000	1,664,062
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: AGM)	AA-/Aa3	2,060,000	2,224,326
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A/A2	2,000,000	2,120,080
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2015 (Insured: Natl-Re)	A/A2	3,000,000	3,265,140
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2015 (Insured: AGM)	AA-/Aa3	3,920,000	4,343,321
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	A+/A1	375,000	420,428
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2017 (Insured: AGM)	AA-/Aa3	825,000	950,260
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2018 (Insured: AGM)	AA-/Aa3	3,000,000	3,483,000
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A+/A1	3,900,000	4,301,388
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,415,000	3,722,384
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	4,305,000	4,692,493
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2022 (Insured: AGM)	AA-/Aa3	3,000,000	3,386,760
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: Natl-Re/FGIC)	A+/A1	6,000,000	6,629,880
Detroit Water Supply Systems, 6.00% due 7/1/2015 (Insured: Natl-Re)	A+/A1	3,280,000	3,698,823
Detroit Water Supply Systems, 6.50% due 7/1/2015 (Insured: Natl-Re/FGIC)	A+/NR	900,000	993,033
Detroit Water Supply Systems, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	2,750,000	3,069,192
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	8,845,000	8,885,333
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,160,000	2,162,225
Genesee County GO, 2.00% due 5/1/2012	NR/A1	1,395,000	1,396,479
Genesee County GO, 2.00% due 5/1/2013	NR/A1	1,000,000	1,010,450
Grand Haven Electric Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	BBB/Baa2	3,890,000	4,312,298
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	BBB/NR	980,000	932,372

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2015 (Bronson Hospital; Insured: AGM)	NR/Aa3	$1,735,000	$1,866,687
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2016 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,850,000	2,017,629
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.50% due 5/15/2017 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,830,000	2,057,176
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA-/Aa3	1,520,000	1,761,847
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA-/Aa3	2,500,000	2,897,775
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2020 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,735,000	2,030,540
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2021 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,350,000	2,713,521
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,304,934
Kentwood Public Schools GO, 5.00% due 5/1/2015 pre-refunded 5/1/2013 (Insured: Natl-Re)	AA-/Aa2	4,050,000	4,256,995
Lansing Steam & Electric Utility Systems, 5.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa3	2,000,000	2,020,700
Michigan Finance Authority Revenue, 2.00% due 8/20/2012 (State Appropriation)	SP-1+/NR	25,000,000	25,162,500
Michigan Housing Development Authority Rental Housing Revenue GO, 5.00% due 4/1/2016	AA/NR	4,020,000	4,142,570
Michigan State Building Authority, 5.25% due 10/15/2012 (Insured: AGM)	AA-/Aa3	4,285,000	4,399,024
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AA-/Aa3	4,300,000	4,603,537
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,758,160
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AA-/Aa3	1,305,000	1,391,443
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,744,720
Michigan State HFA, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,571,354
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,696,440
Michigan State HFA, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,766,370
Michigan State HFA, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,500,000	4,074,595
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,518,600
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,303,878
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Obligation Group)	A/A2	2,500,000	2,738,375
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,336,514
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa1	3,000,000	3,449,310
Michigan State Hospital Finance Authority, 5.50% due 11/1/2017 (Oakwood Obligation Group)	A/A2	5,000,000	5,207,550
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,089,580
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,465,360
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,141,680
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa2	12,140,000	13,986,858
Michigan State Strategic Fund, 4.75% due 8/1/2012 (NSF International)	A-/NR	2,345,000	2,369,247
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: AGM)	AA-/Aa3	2,000,000	2,256,020
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BB/NR	1,615,000	1,522,186
Michigan State Strategic Fund, 5.25% due 10/15/2019 (Michigan House Republic Facilities; Insured: AGM)	AA-/Aa3	1,000,000	1,134,320
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	A/NR	7,500,000	8,154,000
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	A/NR	5,160,000	5,909,851
Michigan Strategic Fund Limited Michigan House Republic Facilities, 5.25% due 10/15/2020 (Insured: Assured Guaranty)	AA-/Aa3	4,025,000	4,516,050
Michigan Strategic Fund Solid Waste Disposal Revenue, 2.80% due 12/1/2013 (Waste Management, Inc.)	BBB/NR	2,850,000	2,909,166
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,418,226
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,097,780
Royal Oak Hospital Finance Authority Hospital Revenue, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,582,835

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re/FGIC)	A/A2	$1,000,000	$1,115,720
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,700,042
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	13,981,324
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,961,816
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,051,437
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,580,256
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	AA/NR	1,000,000	1,025,490
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	AA/NR	1,000,000	1,054,500
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	AA/NR	1,870,000	2,067,192
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	AA/NR	1,670,000	1,891,626
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	AA/NR	1,500,000	1,732,470
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	AA/NR	1,500,000	1,750,440
MINNESOTA — 1.37%
Minneapolis St. Paul Housing & Redevelopment Authority, 5.25% due 12/1/2012	BBB+/A3	1,000,000	1,031,030
Minneapolis St. Paul Housing & Redevelopment Authority, 5.25% due 12/1/2013	BBB+/A3	2,200,000	2,353,098
Minneapolis St. Paul Housing & Redevelopment Authority, 6.00% due 12/1/2019	BBB+/A3	1,000,000	1,061,530
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	9,233,767
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: AGM)	AA-/NR	3,460,000	3,645,214
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA-/NR	1,335,000	1,469,742
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA-/NR	2,500,000	2,865,300
Minnesota GO, 5.00% due 8/1/2016 pre-refunded 9/29/2010	AA+/Aa1	3,200,000	3,251,648
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2019	A-/A2	5,000,000	5,915,200
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2020	A-/A2	3,500,000	4,107,670
St. Cloud Health Care Revenue, 5.00% due 5/1/2012 (Centracare Health Systems)	NR/A2	1,000,000	1,003,980
St. Cloud Health Care Revenue, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A2	1,000,000	1,044,590
St. Cloud Health Care Revenue, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A2	1,000,000	1,107,070
St. Cloud Health Care Revenue, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A2	1,250,000	1,414,638
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	1,000,000	1,154,010
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	2,920,000	3,369,709
St. Cloud Health Care Revenue, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A2	3,105,000	3,592,671
St. Cloud Health Care Revenue, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A2	3,495,000	4,043,645
St. Cloud Health Care Revenue, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A2	3,200,000	3,726,304
St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty)	A-/NR	1,255,000	1,402,161
St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty)	A-/NR	2,010,000	2,253,914
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (HealthPartners)	BBB+/A3	1,070,000	1,142,300
Tobacco Securitization Authority, 5.00% due 3/1/2020	A/NR	2,000,000	2,270,540
Tobacco Securitization Authority, 5.00% due 3/1/2021	A/NR	2,000,000	2,257,840
Tobacco Securitization Authority, 5.00% due 3/1/2022	A/NR	6,100,000	6,842,065
MISSISSIPPI — 0.26%
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,528,344
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,640,626
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,355,000	1,459,809
Mississippi Development Bank Special Obligation, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,730,805

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MISSOURI — 1.47%
Cass County COP, 3.00% due 5/1/2012	A/NR	$1,015,000	$1,017,050
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,471,227
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,071,880
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,428,184
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,399,286
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,572,121
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,969,362
Greene County GO, 1.50% due 8/1/2012 (Jamestown NID)	NR/NR	6,710,000	6,721,810
Jackson County Special Obligation, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,753,789
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,535,000	1,575,493
Missouri Development Finance Board, 4.00% due 6/1/2014 (Electric Systems)	A-/NR	3,930,000	4,139,587
Missouri Development Finance Board, 4.00% due 6/1/2015 (Electric Systems)	A-/NR	1,000,000	1,069,950
Missouri Development Finance Board, 4.00% due 6/1/2016 (Electric Systems)	A-/NR	1,560,000	1,688,092
Missouri Development Finance Board, 5.00% due 6/1/2017 (Electric Systems)	A-/NR	1,525,000	1,743,670
Missouri Development Finance Board, 5.00% due 6/1/2018 (Electric Systems)	A-/NR	1,705,000	1,965,030
Missouri Development Finance Board, 5.00% due 6/1/2019 (Electric Systems)	A-/NR	1,790,000	2,067,002
Missouri Development Finance Board, 5.00% due 6/1/2020 (Electric Systems)	A-/NR	1,000,000	1,153,940
Missouri Development Finance Board, 0.20% due 12/1/2033 put 4/2/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	4,700,000	4,700,000
Missouri Regional Convention & Sports Complex, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,901,898
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,315,569
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,829,590
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2017 (Webster University)	NR/A2	2,360,000	2,582,218
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,127,270
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,129,190
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,113,700
Platte County Special Obligation, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,614,930
Platte County Special Obligation, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,265,296
Platte County Special Obligation, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,265,800
Platte County Special Obligation, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,777,720
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,125,900
St. Louis Municipal Finance Corp., 4.00% due 2/15/2013 (City Justice Center)	A/A1	750,000	771,457
St. Louis Municipal Finance Corp., 4.00% due 2/15/2014 (City Justice Center)	A/A1	1,000,000	1,052,380
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,374,162
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,301,628
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,253,540
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,367,914
NEBRASKA — 0.35%
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	AA/Aa1	5,000,000	5,143,450
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	11,087,540
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	2,069,734
NEVADA — 1.89%
Clark County GO, 4.00% due 7/1/2012	AA+/Aa1	3,570,000	3,603,701
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,434,680
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,185,000	1,367,052

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	$1,755,000	$1,898,243
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,075,270
Clark County School District GO, 5.50% due 6/15/2015 (Insured: AGM)	AA/Aa2	5,470,000	5,812,914
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,633,860
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,542,910
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/A1	1,530,000	1,614,992
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,922,352
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,620,000	5,196,114
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,529,320
Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,497,880
Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,870,266
Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,563,360
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,244,932
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,643,471
Las Vegas Redevelopment Agency, 5.00% due 6/15/2013 (Fremont Street)	BBB-/NR	3,685,000	3,725,646
Las Vegas Special Local Improvement District 707, 5.375% due 6/1/2013 (Insured: AGM)	AA-/Aa3	1,000,000	1,005,740
Las Vegas Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,225,350
Las Vegas Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,191,910
Las Vegas Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	5,085,789
Las Vegas Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	6,071,870
Las Vegas Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	6,011,200
Mesquite Redevelopment Agency Tax Increment, 7.00% due 6/1/2019	A-/NR	1,000,000	1,050,110
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,000,000	1,080,730
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,100,000	1,247,631
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,000,000	1,162,870
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,017,407
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,917,750
NEW HAMPSHIRE — 0.41%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	1,365,000	1,464,454
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern New Hampshire Health Systems)	A-/NR	1,260,000	1,393,358
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern New Hampshire Health Systems)	A-/NR	1,000,000	1,118,510
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/A1	2,985,000	3,499,733
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/A1	3,130,000	3,740,632
[b]New Hampshire Turnpike System Revenue, 5.00% due 2/1/2016	A+/A1	3,000,000	3,302,310
[b]New Hampshire Turnpike System Revenue, 5.00% due 2/1/2017	A+/A1	2,425,000	2,717,261
[b]New Hampshire Turnpike System Revenue, 5.00% due 2/1/2018	A+/A1	1,295,000	1,468,310
[b]New Hampshire Turnpike System Revenue, 5.00% due 2/1/2020	A+/A1	1,000,000	1,145,370
[b]New Hampshire Turnpike System Revenue, 5.00% due 2/1/2021	A+/A1	1,260,000	1,443,847
NEW JERSEY — 2.64%
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	3,071,604
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,308,884
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,417,872
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,781,634
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	BBB/Baa2	1,610,000	1,665,819
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	BBB/Baa2	710,000	766,871
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	BBB/Baa2	1,500,000	1,652,415
Hudson County COP, 6.25% due 12/1/2016 (Insured: Natl-Re)	BBB/Baa2	550,000	636,009
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease; Insured: AGM)	AA-/Aa3	3,000,000	3,288,930

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease; Insured: AGM)	AA-/Aa3	$2,000,000	$2,223,900
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA-/Aa3	3,155,000	3,558,020
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,065,000	4,606,214
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA-/Aa3	2,000,000	2,279,480
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,390,000	5,002,317
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA-/Aa3	1,955,000	2,319,725
Jersey City GO, 3.00% due 12/14/2012 (State Aid Withholding)	NR/NR	5,000,000	5,033,100
Jersey City GO, 5.00% due 9/1/2013 (Insured: Natl-Re) (State Aid Withholding)	BBB/A2	5,820,000	6,150,401
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,106,800
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,024,140
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,000,000	11,647,000
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,525,000	6,735,307
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: Natl-Re/FGIC) (ETM)	BBB/Baa3	7,375,000	7,435,180
New Jersey Health Care Facilities, 5.00% due 7/1/2013 (St Peter’s University Hospital)	BBB-/Baa3	1,000,000	1,033,870
New Jersey Health Care Facilities, 5.00% due 7/1/2014 (St Peter’s University Hospital)	BBB-/Baa3	3,575,000	3,767,049
New Jersey Health Care Facilities, 5.00% due 7/1/2015 (St Peter’s University Hospital)	BBB-/Baa3	3,520,000	3,747,709
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,696,950
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,411,000
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,765,050
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/Aa3	11,050,000	11,751,012
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/Aa3	7,650,000	8,162,932
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019	A+/A1	1,000,000	1,172,720
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020	A+/A1	1,000,000	1,172,780
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021	A+/A1	2,000,000	2,356,660
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	BBB/Baa2	3,540,000	3,968,446
Passaic Valley Sewer Commissioners Sewer System GO, 5.625% due 12/1/2018	NR/A2	1,210,000	1,415,869
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2019	NR/A2	2,000,000	2,374,080
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2020	NR/A2	2,800,000	3,337,152
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2021	NR/A2	1,000,000	1,199,440
Paterson General Improvement, 4.25% due 6/15/2015 (Insured: AGM) (State Aid Withholding)	NR/Aa3	1,275,000	1,360,412
NEW MEXICO — 0.89%
Albuquerque Airport, 5.50% due 7/1/2013	A/A2	1,820,000	1,918,735
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,752,400
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,860,799
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,712,304
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018	AAA/Aaa	5,000,000	5,837,550
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021	AAA/Aaa	3,000,000	3,492,000
New Mexico Severance Tax, 5.00% due 7/1/2014	AA/Aa1	7,435,000	8,206,530
New Mexico Severance Tax, 5.00% due 7/1/2015	AA/Aa1	5,500,000	6,284,080
New Mexico Severance Tax, 5.00% due 7/1/2016	AA/Aa1	10,265,000	12,031,093
NEW YORK — 6.03%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA-/Aa3	1,535,000	1,714,871
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,367,650
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	8,795,000	10,097,188
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,481,161

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	$5,000,000	$5,906,950
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	4,405,000	4,423,016
Nassau County GO, 2.50% due 10/31/2012	SP-1+/NR	13,500,000	13,621,230
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/NR	1,260,000	1,432,368
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/NR	1,715,000	1,970,432
Nassau Health Care Corp. Revenue, 3.125% due 12/15/2012 (Insured: AGM)	AA-/Aa3	5,000,000	5,083,150
New York City GO Subseries E5, 0.20% due 8/1/2015 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
New York City GO Subseries E2, 0.20% due 8/1/2021 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	2,200,000	2,200,000
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2013	A+/Aa3	2,755,000	2,859,497
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2019	A+/Aa3	2,700,000	3,155,058
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2020	A+/Aa3	10,000,000	11,711,300
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2021	A+/Aa3	2,615,000	3,036,224
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,330,000	2,348,617
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017 pre-refunded 6/15/2012	NR/NR	1,070,000	1,081,524
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017	AAA/Aa1	3,930,000	3,970,676
New York City Municipal Water Financing Authority, 0.23% due 6/15/2039 put 4/2/2012 (2nd
General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	10,000,000	10,000,000
New York City Municipal Water Financing Authority, 0.25% due 6/15/2039 put 4/2/2012 (General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	37,800,000	37,800,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	AAA/Aaa	5,000,000	5,139,500
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (State Aid Withholding)	AA-/Aa3	2,000,000	2,155,280
New York City Transitional Finance Authority, 5.00% due 11/1/2014	AAA/Aaa	2,000,000	2,227,660
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (State Aid Withholding)	AA-/Aa3	3,155,000	3,658,727
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	AA-/Aa3	4,865,000	5,739,484
New York City Transitional Finance Authority, 0.23% due 8/1/2031 put 4/2/2012 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	26,225,000	26,225,010
New York State Dormitory Authority, 5.50% due 7/1/2012 (Winthrop South Nassau University)	NR/Baa1	1,820,000	1,838,983
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/Aa1	1,395,000	1,400,245
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University)	NR/Baa1	1,500,000	1,568,400
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AA-/Aa3	3,650,000	3,885,425
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/Aa1	3,105,000	3,116,457
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/Aa3	2,405,000	2,606,755
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services)	AA-/NR	2,640,000	2,766,720
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/Aa1	1,010,000	1,013,727
New York State Dormitory Authority, 5.25% due 5/15/2015 (Insured: Natl-Re/IBC)	BBB/Aa3	10,000,000	10,983,600
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AA-/Aa3	5,210,000	5,641,805
New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,282,025
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	AA-/NR	5,000,000	5,951,500
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,585,000	5,383,019
New York State Dormitory Authority, 5.50% due 7/1/2017 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,615,950
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re) (State Aid Withholding)	A+/A2	1,570,000	1,601,714
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	AA-/NR	5,000,000	6,049,550
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc.)	NR/Aa3	1,000,000	1,169,900
New York State Dormitory Authority, 5.25% due 11/15/2023 pre-refunded 5/15/2012 (State University Educational Facilities)	AA-/Aa3	11,515,000	11,586,393

Certified Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 6.00% due 11/15/2023 pre-refunded 5/15/2012 (State University Educational Facilities; Insured: CIFG)	AA-/Aa3	$1,000,000	$1,007,130
New York State Dormitory Authority, 5.25% due 11/15/2026 pre-refunded 5/15/2012 (Insured: AMBAC)	AA-/Aa3	4,000,000	4,024,800
New York State Dormitory Authority, 5.25% due 11/15/2029 pre-refunded 5/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,540,000	1,549,548
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa2	5,000,000	5,096,100
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	BBB/Baa2	1,000,000	1,097,810
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA-/Aa2	4,725,000	5,552,348
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	A-/A3	5,000,000	5,753,650
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	A-/A3	5,000,000	5,726,400
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	A-/A3	5,000,000	5,662,100
Suffolk County GO, 1.50% due 9/13/2012	NR/Mig2	3,835,000	3,844,166
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,486,212
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	AA-/NR	5,000,000	5,453,650
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA-/NR	3,725,000	4,408,910
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,928,700
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,518,460
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,751,320
NORTH CAROLINA — 1.58%
Catawba County Limited Obligation, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,773,382
Catawba County Limited Obligation, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,108,460
Catawba County Limited Obligation, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,114,600
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,857,897
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,306,220
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,092,189
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re/IBC)	BBB/Baa1	740,000	767,017
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,933,648
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,302,532
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	9,104,175
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA-/Aa3	3,000,000	3,484,740
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	2,400,000	2,595,432
North Carolina Limited Obligation, 5.00% due 11/1/2019	AA+/Aa1	23,635,000	28,977,219
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242)	AA-/Aa3	1,000,000	1,056,170
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric) (ETM)	NR/NR	800,000	831,624
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A/A2	1,705,000	1,769,227
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,100,000	3,645,290
North Carolina Municipal Power Agency, 5.25% due 1/1/2019 (Catawba Electric; Insured: Natl-Re)	A/A2	3,020,000	3,124,582
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	5,000,000	5,407,150
University of North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC) (ETM)	NR/NR	305,000	305,040
University of North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	725,000	725,087
NORTH DAKOTA — 0.03%
Ward County Health Care Facilities, 5.00% due 7/1/2013	BBB-/NR	1,560,000	1,624,100

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OHIO — 2.77%
Akron COP, 5.00% due 12/1/2013 (Insured: AGM)	AA-/NR	$3,000,000	$3,210,990
Akron COP, 5.00% due 12/1/2014 (Insured: AGM)	AA-/NR	2,000,000	2,207,440
Akron GO, 5.00% due 12/1/2019	AA-/NR	1,685,000	1,998,208
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Health Care Partners)	AA-/A1	10,000,000	11,028,500
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Health Care Partners)	AA-/A1	10,000,000	11,189,000
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric)	A/A3	5,500,000	6,365,425
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric)	A/A3	5,015,000	5,870,659
Cleveland Cuyahoga County Cultural Facilities Revenue, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,404,980
Cleveland GO, 5.75% due 8/1/2012 (Insured: Natl-Re)	AA/A1	1,500,000	1,527,225
Cleveland GO, 5.50% due 10/1/2019 (Insured: AMBAC)	AA/A1	1,260,000	1,529,136
Cleveland Package Facility Revenue, 5.25% due 9/15/2021 pre-refunded 10/21/2012 (Insured: AGM) (ETM)	AA-/Aa3	965,000	1,213,391
Cleveland Package Facility Revenue, 5.25% due 9/15/2021 (Insured: AGM)	AA-/Aa3	2,035,000	2,382,537
Cuyahoga County Revenue, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	NR/NR	2,550,000	2,730,259
Cuyahoga County Revenue, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	AA-/Aa2	2,450,000	2,623,191
Deerfield Township Tax Increment Revenue, 5.00% due 12/1/2017	NR/A1	1,000,000	1,126,340
Garfield Heights City School Improvement GO, 5.375% due 12/15/2016 (Insured: Natl-Re)	NR/Aa3	1,625,000	1,869,823
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,139,010
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA-/Aa3	1,000,000	1,177,530
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,679,325
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,637,600
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,533,178
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	7,200,000	7,411,392
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/Baa1	4,800,000	4,968,048
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,254,856
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	2,017,220
Ohio State Cultural & Sports Capital Facilities, 5.00% due 10/1/2020	AA/Aa2	3,845,000	4,539,099
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,153,639
Ohio State GO, 4.00% due 10/1/2014	AA-/Aa3	2,075,000	2,247,018
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,783,780
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa2	5,500,000	6,190,690
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	24,400,000	25,116,384
University of Akron Ohio General Receipts, 5.00% due 1/1/2018 (Insured: AGM)	AA-/Aa3	3,415,000	4,032,090
OKLAHOMA — 1.57%
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,000,000	5,197,800
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,457,009
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,652,601
Oklahoma County Finance Authority Educational Facilities, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,592,948
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,409,170
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,710,496

Certified Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	$2,120,000	$2,470,351
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	3,948,637
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	2,880,000	2,992,608
Oklahoma DFA, 0.21% due 8/15/2033 put 4/2/2012 (Integris Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa3	35,125,000	35,125,000
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A-/NR	1,330,000	1,369,208
Oklahoma DFA Health Systems, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	5,076,663
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	3,869,971
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	A/A2	4,005,000	4,294,962
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,307,782
[a]Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,237,637
OREGON — 0.24%
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,000,000	6,466,260
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A+/A2	2,000,000	2,024,760
Oregon Facilities Authority Revenue, 5.00% due 3/15/2015 (Legacy Health Systems)	A+/A2	1,635,000	1,795,786
Oregon Facilities Authority Revenue, 5.00% due 3/15/2016 (Legacy Health Systems)	A+/A2	1,000,000	1,119,450
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA/Aa2	1,000,000	1,112,820
PENNSYLVANIA — 3.62%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,088,430
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,421,775
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,540,330
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,058,767
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	A+/Aa3	3,000,000	3,468,210
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (UPMC Health Systems)	A+/Aa3	1,875,000	2,177,887
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (UPMC Health Systems)	A+/Aa3	5,915,000	6,896,653
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	A+/Aa3	3,000,000	3,503,250
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (Pittsburgh Medical Center)	A+/Aa3	2,000,000	2,372,600
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,280,000	1,321,792
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,141,487
Geisinger Authority, 0.20% due 6/1/2041 put 4/2/2012 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	5,800,000	5,800,000
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2012	AA-/A3	3,475,000	3,571,744
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,138,120
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,146,350
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,154,330
Pennsylvania EDA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	8,111,925
Pennsylvania EDA, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,252,280
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Corp. Generation)	NR/Baa1	2,550,000	2,569,584
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 (Philadelphia University)	BBB/Baa2	2,000,000	2,111,840
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (UPMC Health Systems)	A+/Aa3	5,600,000	6,573,392
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (UPMC Health Systems)	A+/Aa3	5,100,000	5,994,795

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pennsylvania Turnpike Commission Revenue, 0.78% due 12/1/2012	A+/Aa3	$2,500,000	$2,504,000
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	840,000	870,694
Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA-/Aa3	7,280,000	7,888,026
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA-/Aa3	3,000,000	3,233,880
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,825,000	1,971,639
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA-/Aa3	3,315,000	3,592,366
Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	1,395,000	1,546,636
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.20% due 2/15/2024 put 4/2/2012 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	800,000	800,000
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.20% due 7/1/2025 put 4/2/2012 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	10,600,000	10,600,000
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A-/A1	1,500,000	1,698,915
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A-/A1	1,020,000	1,166,258
Philadelphia School District GO, 5.00% due 9/1/2012 (State Aid Withholding)	A+/Aa2	5,000,000	5,100,100
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa2	2,000,000	2,128,100
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa2	2,270,000	2,520,608
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	4,210,000	4,748,333
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	18,000,000	20,301,660
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa2	2,000,000	2,319,180
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2013 (Insured: AGM)	AA-/Aa3	7,020,000	7,411,997
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2017 (Insured: AGM)	AA-/Aa3	5,570,000	6,468,441
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	BBB/A1	3,415,000	3,478,314
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,325,000	1,383,353
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA-/Aa3	3,000,000	3,404,940
Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA-/Aa3	1,910,000	2,145,713
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA-/Aa3	3,240,000	3,604,370
Pittsburgh School District GO, 3.00% due 9/1/2012 (Insured: AGM)	AA-/Aa3	1,670,000	1,688,904
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AA-/Aa3	2,100,000	2,173,857
Pittsburgh Water & Sewer Authority Revenue, 2.625% due 9/1/2035 put 9/1/2012 (Insured: AGM)	AA-/NR	2,000,000	2,012,160
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,012,800
RHODE ISLAND — 0.53%
Convention Center Authority, 5.25% due 5/15/2015 (Insured: Natl-Re)	BBB/Baa2	1,450,000	1,517,556
Convention Center Authority, 5.00% due 5/15/2019 (Insured: AGM)	AA-/Aa3	10,000,000	10,349,000
Convention Center Authority, 5.00% due 5/15/2020 (Insured: AGM)	AA-/Aa3	6,830,000	7,055,936
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,085,480
Rhode Island State and Providence Plantations GO, 5.00% due 10/1/2019	AA/Aa2	5,000,000	6,015,150
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,635,128
SOUTH CAROLINA — 0.59%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,582,456
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	AA/Aa2	1,000,000	1,074,680
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner Tomorrow)	AA/Aa2	3,500,000	4,165,595
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Health Care; Insured: AGM)	AA-/Aa3	2,000,000	2,120,260
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/Aa3	1,000,000	1,133,680
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/Aa3	1,000,000	1,155,290
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,695,000	4,715,152
South Carolina Jobs Economic Development, 5.00% due 8/15/2014 (Care Alliance Health Services; Insured: AGM)	AA-/Aa3	4,000,000	4,315,920
South Carolina Jobs Economic Development, 5.00% due 8/15/2015 (Care Alliance Health Services; Insured: AGM)	AA-/Aa3	3,000,000	3,311,670

Certified Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH DAKOTA — 0.44%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA/NR	$2,000,000	$2,257,160
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,060,000	1,161,219
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,075,000	1,178,544
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,185,000	1,304,626
South Dakota State Health & Educational Facilities Authority, 6.00% due 11/1/2014 (Sioux Valley Hospital & Health Systems)	AA-/A1	1,015,000	1,029,098
[a]South Dakota State Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,556,995
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	AA-/A1	1,310,000	1,470,462
South Dakota State Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,134,710
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,462,881
South Dakota State Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,264,835
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,564,319
South Dakota State Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,464,325
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,744,536
South Dakota State Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,132,700
TENNESSEE — 0.80%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa1	3,200,000	3,399,200
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa1	3,500,000	3,760,890
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,406,980
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/A2	3,000,000	3,237,600
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB/Baa3	5,000,000	5,416,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/A2	11,000,000	12,292,280
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/A2	5,000,000	5,579,500
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/A2	1,190,000	1,323,804
TEXAS — 8.94%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,065,000	1,130,157
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,788,585
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A+/A1	1,000,000	1,082,260
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	AA/Aa2	2,890,000	3,170,561
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	AA/Aa2	1,520,000	1,726,629
Austin Water & Wastewater, 5.00% due 11/15/2022	AA/Aa2	2,640,000	3,219,850
Bexar Metropolitan Water District Waterworks, 4.50% due 5/1/2021 (Insured: Natl-Re)	A/A1	1,200,000	1,264,176
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	BBB/Baa2	4,485,000	4,804,153
Bryan Electric Systems, 3.00% due 7/1/2012	A+/A1	1,850,000	1,862,432
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,300,000	1,389,804
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,000,000	1,002,820
Bryan Electric Systems, 4.00% due 7/1/2015	A+/A1	1,110,000	1,112,953
Bryan Electric Systems, 5.00% due 7/1/2015	A+/A1	1,150,000	1,293,302
Bryan Electric Systems, 5.00% due 7/1/2016 put 7/1/2012	A+/A1	1,500,000	1,516,065
Bryan Electric Systems, 5.00% due 7/1/2017 put 7/1/2012	A+/A1	3,205,000	3,236,024

40    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Bryan Electric Systems, 5.00% due 7/1/2019	A+/A1	$8,000,000	$9,167,200
Capital Area Cultural Education Facilities, 5.00% due 4/1/2013 (Roman Catholic Diocese)	NR/NR	670,000	693,664
Capital Area Cultural Education Facilities, 5.00% due 4/1/2014 (Roman Catholic Diocese)	NR/NR	890,000	945,954
Capital Area Cultural Education Facilities, 5.00% due 4/1/2015 (Roman Catholic Diocese)	NR/NR	1,100,000	1,197,053
Capital Area Cultural Education Facilities, 5.00% due 4/1/2018 (Roman Catholic Diocese)	NR/NR	1,370,000	1,523,467
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	AAA/Aaa	1,465,000	1,695,957
Corpus Christi Business and Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A/A2	1,025,000	1,042,917
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,348,047
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,975,112
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,295,569
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,407,256
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,128,693
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,238,703
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,371,359
Dallas-Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,021,280
Dallas-Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,258,425
Dallas-Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,436,682
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,832,162
Denton GO, 3.00% due 2/15/2013	AA/Aa2	2,710,000	2,774,932
Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,483,636
Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,771,414
Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,953,226
Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,342,711
Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,821,556
Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	5,008,452
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,658,500
Harris County Cultural Education Facilities Finance Corp., 0.20% due 9/1/2031 put 4/2/2012 Texas Medical Center; LOC: JPMorgan Chase & Co.) (daily demand notes)	AAA/Aa1	27,120,000	27,120,000
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,666,195
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,649,780
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	1,000,000	1,214,160
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (Christus Health; Insured: AGM)	AA-/Aa3	5,860,000	6,655,143
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,598,850
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A2	1,275,000	1,356,294
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A2	1,500,000	1,686,615
Houston Airport Systems Revenue, 5.00% due 7/1/2015	AA-/Aa3	2,600,000	2,916,862
Houston Airport Systems Revenue, 5.00% due 7/1/2017	AA-/Aa3	1,600,000	1,863,856
Houston Airport Systems Revenue, 5.00% due 7/1/2018	AA-/Aa3	1,000,000	1,174,190
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,102,700
Houston Higher Education Finance Corp., 0.19% due 5/15/2048 put 4/2/2012 (Rice University) (daily demand notes)	AAA/Aaa	5,850,000	5,850,000
Houston Hotel Occupancy Tax Revenue, 5.00% due 9/1/2014	A-/A2	2,000,000	2,184,540
Houston Hotel Occupancy Tax Revenue, 5.00% due 9/1/2014	A-/A2	1,300,000	1,419,951
Houston Hotel Occupancy Tax Revenue, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA-/Aa3	3,650,000	2,650,447
Houston ISD, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aaa	2,000,000	2,172,380
Houston ISD, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aaa	2,450,000	2,758,528
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa2	6,190,000	6,040,945
Houston Utilities System Revenue, 5.00% due 11/15/2013 (Insured: AGM)	AA/Aa2	3,000,000	3,228,780
Houston Water Conveyance System COP, 6.25% due 12/15/2014 (Insured: AMBAC)	NR/NR	2,850,000	3,119,268
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,920,211
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	906,200

Certified Semi-Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	AAA/Aaa	$1,250,000	$1,249,350
Kerrville Health Facilities Development Corp. Hospital Revenue, 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,160,000
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA-/Aa2	2,000,000	2,314,700
Laredo Sports Venue Sales Refunding and Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A+/A1	1,745,000	1,813,753
Laredo Sports Venue Sales Refunding and Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A+/A1	1,835,000	1,968,515
Laredo Sports Venue Sales Refunding and Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A+/A1	1,930,000	2,133,480
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,219,481
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	9,004,220
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,346,060
North Texas University Revenue, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,366,825
North Texas University Revenue, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,616,592
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	19,595,000	19,631,839
Northside ISD GO, 1.50% due 8/1/2040 put 8/1/2012 (Guaranty: PSF)	AAA/Aaa	4,000,000	4,014,240
Richardson Refunding and Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,252,660
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	NR/Baa2	6,000,000	6,120,540
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	8,400,000	8,519,700
San Antonio Electric and Gas Revenue, 1.15% due 12/1/2027 put 12/3/2012 (SPA: BNP Paribas)	AA-/Aa2	21,000,000	21,082,110
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (Idea Public Schools)	BBB+/NR	2,000,000	2,176,060
Sherman ISD GO, 0.65% due 8/1/2036 put 8/1/2012 (School Building; Guaranty: PSF)	AAA/NR	3,360,000	3,362,386
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,579,729
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	2,000,000	2,296,580
Tarrant County Cultural Educational Facilities, 0.22% due 10/1/2041 put 4/2/2012 (Methodist Hospitals; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	12,160,000	12,160,214
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	990,270
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA-/Aa3	10,000,000	11,868,400
Texas Public Finance Authority Revenue, 5.00% due 7/1/2012 (Unemployment Compensation)	AAA/Aa1	14,630,000	14,808,047
Texas Public Finance Authority Revenue, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,404,050
Texas Public Finance Authority Revenue, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,512,900
Texas Public Finance Authority Revenue, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,436,270
Texas Public Finance Authority Revenue, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,641,835
Texas Public Finance Authority Revenue, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aa1	15,500,000	17,734,635
Texas State, 2.50% due 8/30/2012 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	85,000,000	85,821,950
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,511,864
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,756,976
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,081,086
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,155,585
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	BBB/NR	1,000,000	1,048,670
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	BBB+/A3	2,835,000	3,246,812
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: AGM)	AA-/Aa3	2,435,000	2,516,670
U.S. VIRGIN ISLANDS — 0.24%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,802,512
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,067,570
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,326,749
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,405,079

42    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
UTAH — 1.16%
Intermountain Power Agency Supply, 5.00% due 7/1/2012	A+/A1	$15,000,000	$15,181,500
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (Insured: Natl-Re) (ETM)	NR/NR	2,240,000	2,249,005
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A+/A1	5,000,000	5,289,050
Intermountain Power Agency Supply, 5.25% due 7/1/2014 (Insured: Natl-Re)	BBB/Baa2	2,300,000	2,459,298
Murray City Hospital Revenue, 0.20% due 5/15/2037 put 4/2/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	11,740,000	11,740,000
Nebo School District GO, 2.50% due 7/1/2012	AAA/Aaa	1,510,000	1,518,728
Weber County Hospital Revenue, 0.23% due 2/15/2031 put 4/2/2012 (IHC Health Services; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	6,020,000	6,020,000
Weber County Hospital Revenue, 0.23% due 2/15/2035 put 4/2/2012 (IHC Health Services) (daily demand notes)	AA+/Aa1	15,925,000	15,925,000
VERMONT — 0.42%
Vermont Colleges Revenue GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,854,020
Vermont Economic Development Authority Revenue, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/Baa1	14,250,000	16,035,382
VIRGINIA — 0.06%
Fairfax County EDA, 5.00% due 8/1/2016	AA+/Aa2	2,600,000	2,989,792
WASHINGTON — 1.53%
Energy Northwest Washington Electric, 5.50% due 7/1/2012 (Bonneville Power Administration; Insured: Natl-Re)	AA-/Aa1	3,000,000	3,040,470
[b]Energy Northwest Washington Electric, 5.00% due 7/1/2013	AA-/NR	3,835,000	4,047,497
Energy Northwest Washington Electric, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A2	2,575,000	2,796,913
Energy Northwest Washington Electric, 6.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa1	2,415,000	2,449,124
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Bonneville Power Administration)	AA-/Aa1	5,470,000	6,497,375
[b]Energy Northwest Washington Electric, 5.00% due 7/1/2017	AA-/NR	5,000,000	5,939,100
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,968,500
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,154,860
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,356,840
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/Aa3	5,015,000	5,470,262
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	AA+/Aa1	4,000,000	3,624,680
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	2,619,270
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Insured: AGM)	AA-/Aa3	1,000,000	1,050,950
Washington State HFA, 5.00% due 8/15/2013 (Multicare Health Systems)	AA-/A1	1,250,000	1,305,250
Washington State HFA, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/A1	1,500,000	1,603,575
Washington State HFA, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/A1	2,000,000	2,179,980
Washington State HFA, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/A1	2,075,000	2,288,933
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	BBB-/NR	2,000,000	2,022,900
Washington State HFA, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A3	1,245,000	1,387,540
Washington State HFA, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/A1	1,000,000	1,114,860
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: AGM 242)	A+/NR	7,975,000	9,168,299
Washington State HFA, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/A1	2,000,000	2,239,080
Washington State HFA, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A3	1,050,000	1,167,107
Washington State HFA, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,090,370
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Insured: AGM)	AA-/Aa1	1,320,000	1,337,464
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re/IBC)	AA-/Aa1	1,760,000	1,748,155
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,899,530
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,310,361

Certified Semi-Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WEST VIRGINIA — 0.26%
Clarksburg Water Revenue, 5.25% due 9/1/2019 (Insured: Natl-Re/FGIC)	BBB/NR	$1,425,000	$1,465,441
Kanawha, Mercer, Nicholas Counties Single Family Mtg, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	2,009,321
Mason County PCR, 2.00% due 10/1/2022 (Appalachian Power Co.)	NR/Baa2	1,500,000	1,504,740
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	4,195,000	4,425,222
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,045,660
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,045,660
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,982,960
WISCONSIN — 0.70%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	4,265,000	4,618,568
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,542,103
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,151,037
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,462,314
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,111,380
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,699,053
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Health Care, Inc.)	A-/A3	1,855,000	2,070,607
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,101,350
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Health Care, Inc.)	A-/A3	2,110,000	2,331,867
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	5,006,880
Wisconsin Petroleum, 5.00% due 7/1/2015	AA/Aa2	4,000,000	4,530,000

TOTAL INVESTMENTS — 98.49% (Cost $4,891,139,421)			$5,127,269,585
OTHER ASSETS LESS LIABILITIES — 1.51%			78,647,742

NET ASSETS — 100.00%			$5,205,917,327

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

44    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    45

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $4,891,139,421) (Note 2)	$5,127,269,585
Cash	22,844,980
Receivable for investments sold	10,206,303
Receivable for fund shares sold	27,158,919
Interest receivable	55,948,710
Prepaid expenses and other assets	163,835

Total Assets	5,243,592,332

LIABILITIES
Payable for investments purchased	21,846,056
Payable for fund shares redeemed	11,508,320
Payable to investment advisor and other affiliates (Note 3)	2,265,301
Accounts payable and accrued expenses	300,830
Dividends payable	1,754,498

Total Liabilities	37,675,005

NET ASSETS	$5,205,917,327

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,177,027)
Net unrealized appreciation on investments	236,130,164
Accumulated net realized gain (loss)	(3,053,164)
Net capital paid in on shares of beneficial interest	4,974,017,354

$5,205,917,327

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,933,673,354 applicable to 133,080,432 shares of beneficial interest outstanding - Note 4)	$14.53

Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.75

Class C Shares:
Net asset value and offering price per share* ($648,651,665 applicable to 44,559,858 shares of beneficial interest outstanding - Note 4)	$14.56

Class I Shares:
Net asset value, offering and redemption price per share ($2,623,592,308 applicable to 180,537,898 shares of beneficial interest outstanding - Note 4)	$14.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

46    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $24,422,257)	$71,805,103

EXPENSES:
Investment advisory fees (Note 3)	6,728,552
Administration fees (Note 3)
Class A Shares	1,117,055
Class C Shares	359,447
Class I Shares	599,078
Distribution and service fees (Note 3)
Class A Shares	2,234,110
Class C Shares	1,446,962
Transfer agent fees
Class A Shares	278,710
Class C Shares	132,193
Class I Shares	248,253
Registration and filing fees
Class A Shares	30,243
Class C Shares	25,274
Class I Shares	43,383
Custodian fees (Note 3)	262,301
Professional fees	45,508
Accounting fees	63,805
Trustee fees	61,256
Other expenses	204,261

Total Expenses	13,880,391
Less:
Fees paid indirectly (Note 3)	(5,114)

Net Expenses	13,875,277

Net Investment Income	57,929,826

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(214,400)
Net change in unrealized appreciation (depreciation) on investments	46,199,000

Net Realized and Unrealized Gain	45,984,600

Net Increase in Net Assets Resulting from Operations	$103,914,426

See notes to financial statements.

Certified Semi-Annual Report    47

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$57,929,826	$109,234,125
Net realized gain (loss) on investments	(214,400)	400,325
Net unrealized appreciation (depreciation) on investments	46,199,000	33,955,135

Net Increase (Decrease) in Net Assets Resulting from Operations	103,914,426	143,589,585

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(20,545,227)	(40,261,376)
Class C Shares	(5,821,000)	(11,239,321)
Class I Shares	(31,563,599)	(57,733,428)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	266,267,289	25,207,173
Class C Shares	117,257,838	40,398,775
Class I Shares	372,101,710	318,758,568

Net Increase in Net Assets	801,611,437	418,719,976

NET ASSETS:
Beginning of Period	4,404,305,890	3,985,585,914

End of Period	$5,205,917,327	$4,404,305,890

*	Unaudited.

See notes to financial statements.

48    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$5,127,269,585	$—	$5,127,269,585	$—

Total Investments in Securities	$5,127,269,585	$—	$5,127,269,585	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

50    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $9,001 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $48,729 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $5,114.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	29,286,340	$424,030,199	34,018,460	$480,834,989
Shares issued to shareholders in reinvestment of dividends	1,125,231	16,307,998	2,121,045	29,967,195
Shares repurchased	(12,021,156)	(174,070,908)	(34,515,435)	(485,595,011)

Net increase (decrease)	18,390,415	$266,267,289	1,624,070	$25,207,173

Certified Semi-Annual Report    51

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	10,961,803	$159,190,998	10,957,730	$155,484,465
Shares issued to shareholders in reinvestment of dividends	302,661	4,394,840	556,994	7,884,261
Shares repurchased	(3,194,544)	(46,328,000)	(8,723,778)	(122,969,951)

Net increase (decrease)	8,069,920	$117,257,838	2,790,946	$40,398,775

Class I Shares
Shares sold	41,605,921	$603,043,274	68,377,616	$967,194,986
Shares issued to shareholders in reinvestment of dividends	1,800,258	26,091,501	3,399,837	48,048,652
Shares repurchased	(17,746,156)	(257,033,065)	(49,330,992)	(696,485,070)

Net increase (decrease)	25,660,023	$372,101,710	22,446,461	$318,758,568

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $642,266,092 and $224,234,633, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,891,139,421

Gross unrealized appreciation on a tax basis	$236,966,860
Gross unrealized depreciation on a tax basis	(836,696)

Net unrealized appreciation (depreciation)on investments (tax basis)	$236,130,164

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$2,633,670
2016	192,444

$2,826,114

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

52    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    53

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012 (b) (c)	$14.39	0.17	0.14	0.31	(0.17)	–	(0.17)	$14.53	2.30	(d)	0.72	(d)	0.72	(d)	0.72	(d)	2.14	5.08	$1,933,673
2011(c)	$14.27	0.36	0.12	0.48	(0.36)	–	(0.36)	$14.39	2.53		0.74		0.74		0.74		3.43	16.15	$1,649,964
2010 (c)	$14.00	0.37	0.28	0.65	(0.38)	–	(0.38)	$14.27	2.66		0.78		0.78		0.78		4.70	12.57	$1,613,582
2009(c)	$13.22	0.47	0.78	1.25	(0.47)	–	(0.47)	$14.00	3.50		0.86		0.86		0.86		9.67	12.18	$1,040,628
2008(c)	$13.49	0.48	(0.27)	0.21	(0.48)	–	(0.48)	$13.22	3.54		0.89		0.88		0.89		1.54	17.78	$705,238
2007(c)	$13.53	0.46	(0.04)	0.42	(0.46)	–	(0.46)	$13.49	3.43		0.90		0.90		0.90		3.18	21.35	$696,717
Class C Shares
2012(b)	$14.41	0.15	0.15	0.30	(0.15)	–	(0.15)	$14.56	2.02	(d)	0.99	(d)	0.99	(d)	0.99	(d)	2.07	5.08	$648,652
2011	$14.30	0.32	0.11	0.43	(0.32)	–	(0.32)	$14.41	2.27		1.00		1.00		1.00		3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	–	(0.34)	$14.30	2.36		1.05		1.05		1.55		4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	–	(0.44)	$14.02	3.21		1.13		1.13		1.63		9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	–	(0.44)	$13.24	3.26		1.17		1.16		1.67		1.26	17.78	$99,972
2007	$13.55	0.43	(0.04)	0.39	(0.43)	–	(0.43)	$13.51	3.15		1.19		1.18		1.68		2.90	21.35	$86,564
Class I Shares
2012(b)	$14.39	0.19	0.14	0.33	(0.19)	–	(0.19)	$14.53	2.63	(d)	0.38	(d)	0.38	(d)	0.38	(d)	2.31	5.08	$2,623,592
2011	$14.27	0.41	0.12	0.53	(0.41)	–	(0.41)	$14.39	2.87		0.40		0.40		0.40		3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	–	(0.42)	$14.27	2.98		0.44		0.44		0.44		5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	–	(0.52)	$14.00	3.81		0.53		0.53		0.53		10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	–	(0.52)	$13.22	3.88		0.55		0.55		0.55		1.88	17.78	$437,393
2007	$13.53	0.51	(0.04)	0.47	(0.51)	–	(0.51)	$13.49	3.78		0.57		0.57		0.57		3.53	21.35	$303,716

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54 Certified Semi-Annual Report	Certified Semi-Annual Report 55

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,021.40	$3.63
Hypothetical*	$1,000.00	$1,021.41	$3.63
Class C Shares
Actual	$1,000.00	$1,020.70	$5.01
Hypothetical*	$1,000.00	$1,020.04	$5.01
Class I Shares
Actual	$1,000.00	$1,023.10	$1.94
Hypothetical*	$1,000.00	$1,023.08	$1.94

†	Expenses are equal to the annualized expense ratio for each class (A: 0.72%; C: 0.99%; I: 0.38%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

56    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    57

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

58    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    59

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

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Important Information , Continued

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

4    This page is not part of the Semi-Annual Report.

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from July 22, 1991 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

					Since
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Inception
A Shares (Incep: 7/22/91)
Without sales charge	10.69%	7.54%	4.91%	4.59%	5.31%
With sales charge	8.44%	6.83%	4.49%	4.37%	5.21%

30-DAY YIELDS, A SHARES

As of March 31, 2012

Annualized	SEC
Distribution Yield	Yield
2.60%	1.79%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	381
Effective Duration	5.4 Yrs
Average Maturity	7.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg Intermediate Municipal Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Christopher Ihlefeld Portfolio Manager Christopher Ryon, CFA Portfolio Manager Josh Gonze Portfolio Manager

April 13, 2012

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal
Fund. The net asset value (NAV) of the Class A shares increased by 32 cents to $13.91 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested your dividends, you received
21.4 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 3.94% at NAV over the six months ended March 31, 2012, compared to the 3.31% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities
Index and 3.87% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The
Fund generated 1.23% more price return but 0.60% less income than the 3–15 year index.

The additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.59%
of relative price appreciation. Our overweight to the insured and revenue sectors added 0.42%.
We underweighted the general obligation and prerefunded sectors, which added 0.14% of relative performance. Our overweight to lower credit quality securities cost the fund negative
0.23% relative to its benchmark. Other risk factors accounted for another 0.31%.

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8%
quarter-over-quarter increase for September 30, 2011, to a 3.0% increase in the quarter ended
December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. Other signs of growth came in the form of increased industrial production (up 1.31% for the period)
and capacity utilization (up 1.16% for the period). Nationwide, banks were lending to businesses: commercial and industrial loan volume increased 6.7% during the period. This is significant, because this type of lending had declined from 2007 through mid-2010.

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further accommodation and that policy decisions should be based on the data, and not on the calendar — a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower Treasury yields, reduced supply of newly issued municipal bonds, and increased investor confidence in the municipal bond market. Chart I shows the quarterly returns of the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index and rolling two-year annualized returns for the same index. Over the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or to investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick up in the last three months of 2011 and remained positive through the end of March 2012. While quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate municipal bond investors are more likely to benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

CHART 1: BOFA MERRILL LYNCH 3-15 YEAR U.S. MUNICIPAL SECURITIES INDEX

QUARTERLY RETURNS VERSUS ROLLING TWO-YEAR RETURNS

Past performance does not guarantee future results.

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period; this was a continuation of a move to lower rates experienced in the last six months of 2011. It is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it

8    Certified Semi-Annual Report

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2011 through 3/31/2012

was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the Funds for rising rates: we have raised cash and liquidity levels and have shortened the average maturity of the Funds within the context of the laddered structure.

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. State budget deficits are declining as revenues increase.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported that the median pension funding ratio for the states in 2010 was 74.6%, down from a high of 82.8% in 2007. Nationally, pension funding levels ranged from 45.4% to 101.5%. The actuaries at the Pew Center on the States suggest a funding level of 80.0% is sufficient.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 381 municipal obligations as of March 31, 2012. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds is intended to accomplish two goals.

CHART III: % OF PORTFOLIO MATURING

As of 3/31/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

First, the staggered bond maturities contained in a ladder reduce interest-rate risk and ordinarily dampen the Fund’s price volatility. Second, laddering is intended to reduce reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us and will continue to put that foremost in our minds as we go forward.

CHART IV: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart IV, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total

10    Certified Semi-Annual Report

return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
ALABAMA — 1.47%
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	$1,200,000	$1,336,284
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	2,000,000	2,326,480
Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 (Alabama Power Co.)	A/A2	2,000,000	1,990,140
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2012	AAA/Aa2	1,120,000	1,137,685
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa2	1,310,000	1,417,682
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa2	2,185,000	2,603,296
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A+/A1	2,000,000	2,153,960
ALASKA — 0.59%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	AA/Aa2	2,470,000	2,734,265
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA/NR	125,000	127,239
Valdez Alaska Marine Terminal Revenue, 5.00% due 1/1/2021 (BP Pipelines, Inc.)	A/A2	2,000,000	2,339,380
ARIZONA — 2.85%
Arizona HFA, 5.00% due 7/1/2017 (Catholic Health Care West)	A/A2	1,450,000	1,643,387
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,640,000	4,880,027
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,150,790
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	1,943,120
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A-/A3	2,000,000	2,170,160
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A-/A3	735,000	768,310
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA-/Aa3	7,280,000	8,663,564
Tucson GO, 9.75% due 7/1/2012 (ETM)	AA-/NR	400,000	409,560
Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	558,410
University Medical Center Corp., GO 5.00% due 7/1/2015	BBB+/Baa1	1,000,000	1,081,500
University of Arizona, 5.00% due 8/1/2024	AA-/Aa3	1,635,000	1,846,455
CALIFORNIA — 13.72%
Brea Redevelopment Agency, 0% due 8/1/2023 (Parking Facility/Public Improvements)	AA-/NR	3,320,000	1,810,695
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA-/NR	2,000,000	2,108,640
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,267,000
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	2,000,000	2,240,000
California State GO, 5.25% due 9/1/2026	A-/A1	5,000,000	5,653,950
California State GO, 0.18% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank N.A./
California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	11,325,000	11,325,096
California State HFA, 5.125% due 7/1/2022 (Catholic Health Care West)	A/A2	3,435,000	3,652,195
California State HFA, 5.25% due 3/1/2027 (Catholic Health Care West)	A/A2	5,250,000	5,771,115
California State Housing Finance Agency, 4.55% due 2/1/2015 (Home Mtg; Insured: FGIC)	BBB/Baa2	2,640,000	2,702,700

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
California State Infrastructure & Economic Development Bank, 0.17% due 11/1/2026 put 4/2/2012 (Pacific Gas & Electric; Insured: Mizuho Corporate Bank) (daily demand notes)	AA+/Aa2 $	6,185,000	$6,185,000
California State Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City High School)	A-/NR	1,500,000	1,618,965
California State Infrastructure & Economic Development Bank, 0.20% due 9/1/2037 put 4/2/2012 (Los Angeles County Museum; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	4,500,000	4,500,000
[a]California State Public Works Board, 5.00% due 4/1/2028 (Various Capital Projects)	BBB+/A2	2,500,000	2,626,525
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,338,320
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	7,000,000	7,071,400
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	1,000,000	1,012,770
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	1,050,000	1,178,279
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,394,502
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022	A-/NR	1,620,000	1,808,876
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024	A-/NR	1,300,000	1,440,062
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	4,034,600
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA-/Aa3	1,245,000	1,419,263
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA-/Aa3	1,000,000	1,131,950
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	795,000	905,656
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re/FGIC)	NR/A1	1,000,000	1,152,160
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	BBB/Baa2	2,140,000	1,480,816
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	5,000,000	5,288,500
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA-/Aa3	1,120,000	1,195,846
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	2,923,175
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	BB+/NR	1,500,000	1,545,600
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA-/NR	1,095,000	734,690
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA-/NR	1,100,000	637,571
Monterey County COP, 5.25% due 8/1/2021 (Refinancing Project; Insured: AGM)	AA/Aa3	3,700,000	4,284,637
Pittsburg Redevelopment Agency, 0% due 8/1/2025 (Los Medanos Community Development
Project; Insured: AMBAC)	A+/NR	2,900,000	1,302,651
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,122,370
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A3	2,400,000	2,419,656
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A3	1,175,000	1,188,677
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (School Improvements; Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	2,476,200
Saratoga Union School District GO Unlimited, 0% due 9/1/2023 (Capital Appreciation; Insured: Natl-Re)	AA+/Aa2	900,000	579,204
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,000,000	1,055,470
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,444,450
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	2,041,777
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	1,535,000	825,370
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	A/NR	2,010,000	2,143,303
COLORADO — 3.97%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	BBB/NR	1,000,000	1,078,740
Adams County Communication Center COP, 5.75% due 12/1/2016 (Adams County Communication Center)	NR/A1	1,080,000	1,097,280
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	A-/NR	1,380,000	1,382,125

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Denver City & County COP, 0.20% due 12/1/2029 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	$1,275,000	$1,275,000
Denver City & County COP, 0.20% due 12/1/2031 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	11,595,000	11,595,000
Denver City & County Housing Authority, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilation; Insured: AGM)	NR/Aaa	1,220,000	1,437,355
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilation; Insured: AGM)	NR/Aa3	1,335,000	1,397,091
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,430,000	2,484,456
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	553,750
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,600,692
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,300,200
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA-/Aa3	1,005,000	1,107,058
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA-/NR	1,120,000	1,313,390
Public Authority for Colorado Energy Gas Revenue, 6.125% due 11/15/2023	A-/Baa1	2,000,000	2,297,600
Regional Transportation District, 5.50% due 6/1/2022	A-/Aa3	3,000,000	3,535,650
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,603,147
CONNECTICUT — 0.98%
Connecticut State Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,420,902
Connecticut State Health & Educational Facility Authority, 0.19% due 7/1/2036 put 4/2/2012 (Yale University Project) (daily demand notes)	AAA/Aaa	7,200,000	7,200,000
DISTRICT OF COLUMBIA — 1.90%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,170,340
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A/Aa3	2,000,000	2,146,200
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A/Aa3	3,900,000	4,294,095
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/Aa2	3,000,000	3,474,120
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	4,890,000	2,898,107
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	5,000,000	2,767,250
FLORIDA — 8.54%
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: AGM)	AA-/Aa3	1,000,000	1,105,340
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,088,840
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	BBB/Baa2	380,000	380,992
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,360,000	2,439,343
[b]Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA-/Aa3	2,560,000	2,735,232
Florida Board of Education GO, 9.125% due 6/1/2014 (Capital Outlay)	AAA/Aa1	350,000	374,476
Florida Housing Finance Corp., 4.80% due 1/1/2016 (Homeowner Mtg; Insured: FHA)	AA+/Aa1	170,000	171,091
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	A-/Baa2	1,000,000	1,067,630
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A-/Baa2	2,235,000	2,378,129
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,282,029
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,440,181
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,061,230
Gainesville Utilities Systems Revenue, 0.32% due 10/1/2026 put 4/2/2012 (SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	8,605,000	8,605,000
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,200,012
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	954,555

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	$5,630,000	$6,167,271
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,188,010
Lakeland Energy System Revenue, 5.00% due 10/1/2018 (Insured: AGM)	AA-/Aa3	2,000,000	2,364,820
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,770,000	3,288,267
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,000,000	1,087,460
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	1,060,970
Miami Dade County GO, 5.00% due 10/1/2023 (Seaport)	AA-/Aa2	1,040,000	1,222,915
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,515,487
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,425,726
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA-/Aa3	2,600,000	2,923,154
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	BBB/A2	1,000,000	1,012,650
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	468,191
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/NR	770,000	770,316
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,857,831
[b]Orange County HFA, 5.125% due 10/1/2026 (Orlando Health)	A/A2	2,000,000	2,087,260
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,686,975
Sarasota County Public Hospital Board, 2.708% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	2,000,000	1,968,440
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,645,425
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	5,062,374
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	BBB/Aa3	1,050,000	1,119,353
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl- Re/FGIC)	BBB/NR	1,135,000	1,166,156
GEORGIA — 2.39%
Atlanta Water & Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	631,702
Atlanta Water & Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AA-/Aa3	5,000,000	5,714,700
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,353,591
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,622,705
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	590,027
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	809,716
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	3,000,000	3,552,300
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	3,015,000	3,406,226
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,371,564
HAWAII — 1.43%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	875,000	892,351
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,769,400
IDAHO — 0.17%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	NR/Aa3	1,485,000	1,488,430
ILLINOIS — 6.54%
Chicago Midway Airport, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,276,054
Chicago O’Hare International Airport, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A-/A2	3,050,000	3,059,333
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,550,000	1,550,310
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,440,000	1,247,256
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	1,590,000	1,591,685
Chicago Transit Authority, 5.00% due 12/1/2018	AA/Aa3	1,500,000	1,766,505
Chicago Wastewater Transmission, 5.00% due 1/1/2014	A+/Aa3	1,485,000	1,591,979
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/Aa3	500,000	538,950
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/Aa3	1,500,000	1,691,280

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/Aa3	$1,680,000	$1,903,675
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/Aa3	2,000,000	2,282,040
Cook County GO, 5.25% due 11/15/2024	AA/Aa3	3,000,000	3,407,670
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,501,820
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A-/A2	1,000,000	1,108,810
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A-/A2	1,000,000	1,069,350
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,283,040
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,325,700
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,062,430
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,000,000	5,986,800
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	BBB/NR	230,000	233,374
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Centers, Inc.; Collateralized: GNMA)	NR/Aaa	695,000	703,507
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 pre-refunded 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	42,392
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	843,074
Railsplitter Tobacco Settlement Authority, 5.50% due 6/1/2023	A-/NR	4,000,000	4,548,680
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,600,000	2,604,160
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/A2	1,425,000	1,352,211
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,350,000	1,448,375
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,170,970
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AA-/NR	2,975,000	1,721,246
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,361,020
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,855,001
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/Aa2	1,590,000	1,552,206
INDIANA — 8.48%
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,388,861
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,834,894
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,704,924
Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,615,509
Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,486,420
Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	2,730,000	2,812,500
Clay Multi-School Building Corp. First Mtg, 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,290,000	1,338,427
Clay Multi-School Building Corp. First Mtg, 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	2,046,866
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,511,191
Hobart Building Corp. First Mtg, 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/NR	1,000,000	1,294,820
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,398,280
Indiana Bond Bank Special Program, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/Aa3	5,340,000	6,202,784
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	6,900,000	6,900,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	4,200,000	4,200,000
Indiana Finance Authority, 0.24% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	1,100,000	1,100,000
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AA+/A3	575,000	586,362
Indiana State Finance Authority, 5.00% due 3/1/2019 (University Health)	A+/A1	5,000,000	5,687,150
Indiana State Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,550,680
Indiana State Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,647,644
Indiana State Finance Authority, 0.20% due 2/1/2035 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	16,000,000	16,000,000

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana State Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa1	$1,000,000	$1,107,430
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,144,710
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,123,050
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012 (State Aid Withholding)	AA+/NR	1,510,000	1,524,707
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012	AA+/NR	1,490,000	1,504,513
Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,071,172
IOWA — 0.39%
Coralville COP, 5.25% due 6/1/2022	NR/A1	2,980,000	3,201,951
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: AGM)	AA-/Aa3	220,000	222,743
KANSAS — 1.38%
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	10,000,000	10,000,700
Wichita Hospital Revenue, 4.00% due 11/15/2012 (Via Christi Health System)	A+/NR	1,000,000	1,022,530
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,129,354
KENTUCKY — 0.88%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa2	2,665,000	2,844,274
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa2	6,130,000	3,318,966
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA-/Aa3	1,500,000	1,639,590
LOUISIANA — 2.88%
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014
(Independence Stadium)	A/NR	1,000,000	1,063,530
Louisiana Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol)	NR/Aa3	1,000,000	1,085,770
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015	A/NR	2,500,000	2,522,800
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA-/Aa3	1,590,000	1,706,213
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,170,910
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,145,880
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA-/Aa3	2,000,000	2,222,660
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,308,818
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,422,590
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,575,496
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,746,278
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2023 (Insured: AGM)	AA-/Aa3	1,000,000	1,151,310
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2024 (Insured: AGM)	AA-/Aa3	1,000,000	1,138,130
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,442,012
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,101,610
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A2	1,500,000	1,579,800
MASSACHUSETTS — 0.14%
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Student Loan Review)	AA/NR	1,130,000	1,290,471
MICHIGAN — 4.86%
City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,227,310
Detroit School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement;
Insured: AGM/Q-SBLF)	AA-/Aa2	3,150,000	3,617,397
Detroit School District GO, 5.25% due 5/1/2027 (Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,145,800
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,000,000	3,270,030
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: AGM)	AA-/Aa3	1,260,000	1,385,962
Detroit Water Supply Systems, 4.25% due 7/1/2016 (Insured: Natl-Re)	BBB/A1	1,100,000	1,156,265

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center; Insured: FGIC) (ETM)	AA+/Aaa	$650,000	$725,686
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA-/Aa3	2,000,000	2,289,100
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,470,000	2,816,714
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,403,952
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl- Re) (ETM)	AA/Aa3	85,000	87,643
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,660,248
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,059,961
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	990,000	990,426
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AA-/Aa3	2,450,000	2,607,217
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	3,173,040
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Healthcare)	NR/Aa3	525,000	526,544
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A+/A1	2,140,000	2,236,214
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	3,000,000	3,080,100
Michigan State Trunk Line Revenue, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,896,855
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/Aa3	1,000,000	1,094,230
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,220,100
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,173,730
MINNESOTA — 2.04%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	BBB+/A3	1,000,000	1,061,530
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AA-/NR	2,500,000	2,872,225
St. Cloud Health Care Revenue, 5.00% due 5/1/2014 (Centracare Health System)	NR/A2	835,000	900,113
St. Paul Housing and Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	BBB+/A3	1,965,000	2,119,980
Tobacco Securitization Authority, 5.25% due 3/1/2025 (Tobacco Settlement)	A-/NR	5,000,000	5,526,450
Tobacco Securitization Authority, 5.25% due 3/1/2026 (Tobacco Settlement)	A-/NR	5,000,000	5,486,850
MISSISSIPPI — 1.05%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,320,612
Mississippi Development Bank Special Obligation, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	2,063,904
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	2,102,881
Mississippi Development Bank Special Obligation, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,809,194
MISSOURI — 1.54%
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,097,870
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,160,700
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,180,020
Missouri Development Finance Board, 0.20% due 12/1/2033 put 4/2/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	2,700,000	2,700,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,557,153
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,887,870
NEVADA — 1.23%
Clark County School District GO, 5.50% due 6/15/2016 (Insured: AGM)	AA/Aa2	1,000,000	1,064,830
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,538,150

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	$2,000,000	$2,158,100
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,123,080
NEW HAMPSHIRE — 1.63%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	3,584,816
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	3,920,000	4,205,611
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,066,430
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	BBB+/Baa1	1,000,000	1,006,910
[a]New Hampshire State Turnpike System, 5.00% due 2/1/2022	A+/A1	2,250,000	2,573,212
[a]New Hampshire State Turnpike System, 5.00% due 2/1/2024	A+/A1	1,755,000	1,962,494
NEW JERSEY — 0.68%
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	2,000,000	2,397,700
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022 (Sewer System)	NR/A2	3,000,000	3,592,680
NEW MEXICO — 0.84%
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	3,000,000	3,181,020
Las Cruces Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,040,000	2,272,560
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,952,373
NEW YORK — 1.63%
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,578,910
New York City Municipal Water Financing Authority, 0.25% due 6/15/2039 put 4/2/2012 (General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	5,450,000	5,450,000
New York City Transitional Finance Authority, 0.23% due 8/1/2031 put 4/2/2012 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	800,000	800,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	1,000,000	1,124,550
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	970,598
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	594,120
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,887,867
NORTH DAKOTA — 0.28%
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,466,872
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	BBB-/NR	1,000,000	1,040,560
OHIO — 2.66%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	995,000	1,009,567
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,587,435
Deerfield Township Tax Increment, 5.00% due 12/1/2016	NR/A1	1,035,000	1,163,495
Deerfield Township Tax Increment, 5.00% due 12/1/2025	NR/A1	1,000,000	1,053,330
Franklin County Convention Facilities Authority, 5.25% due 12/1/2015 (Insured: AMBAC)	AA/Aaa	1,000,000	1,031,920
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: AGM)	NR/Aa3	1,500,000	1,709,985
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,000,000	1,032,360
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,287,837
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	BBB-/Baa3	3,000,000	3,406,110
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 put 5/1/2012 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/Baa1	1,500,000	1,504,725

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/Baa1	$3,000,000	$3,114,540
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,345,344
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa2	1,000,000	1,125,580
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa3	3,000,000	3,088,080
OKLAHOMA — 0.92%
Oklahoma City Municipal Water and Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,464,180
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,165,440
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA-/Aa3	1,000,000	1,182,510
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	AA+/Aa2	1,130,000	1,275,725
PENNSYLVANIA — 3.44%
Allegheny County Hospital Development, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,934,550
Allegheny County IDA, 5.90% due 8/15/2026 (School Facility Development, Inc.)	BBB-/NR	1,200,000	1,220,508
Allegheny County IDA, 6.375% due 8/15/2035 (School Facility Development, Inc.)	BBB-/NR	1,130,000	1,149,673
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company)	BBB/Baa3	2,620,000	2,759,987
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	914,436
Geisinger Authority, 0.20% due 6/1/2041 put 4/2/2012 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	2,000,000	2,000,000
Lancaster County GO, 0% due 5/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	795,000	730,780
Lancaster County GO, 0% due 5/1/2015 (Insured: Natl-Re/FGIC)	NR/A1	800,000	696,408
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	6,570,000	6,413,108
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,108,589
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	4,000,000	3,602,000
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.20% due 2/15/2024 put 4/2/2012 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	200,000	200,000
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.20% due 7/1/2025 put 4/2/2012 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
Philadelphia School District GO, 5.00% due 9/1/2018 (State Aid Withholding)	A+/Aa2	5,000,000	5,643,050
RHODE ISLAND — 0.16%
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,380,160
SOUTH CAROLINA — 2.22%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A/A1	2,000,000	2,200,640
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AA-/Aa3	2,400,000	2,598,048
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/Aa3	1,000,000	1,106,800
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/Aa3	1,700,000	1,905,836
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA-/Aa3	1,000,000	1,131,170
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA-/Aa3	2,740,000	3,093,076
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA-/Aa3	1,000,000	1,127,030
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	2,035,000	2,172,098
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	975,000	1,034,456

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AA-/Aa3	$2,855,000	$3,189,834
SOUTH DAKOTA — 0.21%
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	AA-/A1	1,700,000	1,869,150
TENNESSEE — 1.30%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa1	1,000,000	1,062,250
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BBB/Baa3	2,500,000	2,699,525
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	A-/A2	7,000,000	7,696,080
TEXAS — 9.40%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,532,244
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,280,675
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	2,000,000	2,021,000
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A1	1,300,000	1,415,622
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A1	2,300,000	2,481,631
Bryan Electric Systems, 3.00% due 7/1/2013	A+/A1	1,000,000	1,029,900
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Insured: Natl-Re)	BBB/Aa3	75,000	81,438
City of Cedar Park GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	AA/Aa3	925,000	995,402
City of Houston, 5.00% due 9/1/2013	A-/A2	1,500,000	1,592,190
City of Houston, 5.00% due 9/1/2013	A-/A2	1,400,000	1,486,044
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,225,390
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,137,140
Eagle Mountain & Saginaw Texas ISD GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,035,720
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	BBB/NR	1,220,000	1,239,471
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A2	2,075,000	2,270,652
Houston Airport System Revenue, 5.00% due 7/1/2014	A/NR	1,000,000	1,089,220
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	700,000	800,905
Houston Higher Education Finance Corp., 0.16% due 5/15/2048 put 4/2/2012 (Rice University) (daily demand notes)	AAA/Aaa	200,000	200,000
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	550,514
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	567,415
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,258,450
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A+/A1	2,040,000	2,196,142
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	505,000	507,752
Mission EDA, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc.) (AMT)	BBB/NR	3,250,000	3,453,093
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	4,210,000	4,217,915
Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public School)	BBB+/NR	5,050,000	5,458,595
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	NR/Baa2	3,500,000	3,567,025
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	2,575,000	2,611,694
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public Schools)	BBB+/NR	1,590,000	1,738,919
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,065,887
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	2,450,000	3,303,923
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,889,825
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB+/NR	2,000,000	2,014,880
Texas State, 2.50% due 8/30/2012 (Cash Flow Management)	SP-1+/Mig1	15,000,000	15,145,050
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB+/NR	3,000,000	3,095,310
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB/NR	1,250,000	1,332,925

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. VIRGIN ISLANDS — 0.65%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	$5,000,000	$5,704,350
UTAH — 0.42%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,109,640
Murray City Hospital Revenue, 0.20% due 5/15/2037 put 4/2/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	1,130,000	1,130,000
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,461,375
VIRGINIA — 0.44%
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,035,440
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	BBB/NR	795,000	860,254
Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	2,000,000	2,009,820
WASHINGTON — 1.31%
Seattle Municipal Power and Light, 5.00% due 2/1/2019	AA-/Aa2	3,000,000	3,625,350
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	NR/A1	1,900,000	2,154,448
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AA-/Aa3	1,000,000	1,109,610
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	3,985,000	4,654,480
WEST VIRGINIA — 0.18%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	1,530,000	1,622,825
WISCONSIN — 0.99%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/NR	925,000	930,439
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare)	A-/A3	2,170,000	2,331,383
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare)	A-/A3	5,000,000	5,443,600

TOTAL INVESTMENTS — 98.78% (Cost $826,175,306)			$871,390,646
OTHER ASSETS LESS LIABILITIES — 1.22%			10,736,941

NET ASSETS — 100.00%			$882,127,587

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    23

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $826,175,306) (Note 2)	$871,390,646
Cash	4,937,470
Receivable for investments sold	2,083,864
Receivable for fund shares sold	3,486,225
Interest receivable	9,701,947
Prepaid expenses and other assets	41,896

Total Assets	891,642,048

LIABILITIES
Payable for investments purchased	7,211,214
Payable for fund shares redeemed	1,072,059
Payable to investment advisor and other affiliates (Note 3)	582,149
Accounts payable and accrued expenses	84,953
Dividends payable	564,086

Total Liabilities	9,514,461

NET ASSETS	$882,127,587

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	45,215,340
Accumulated net realized gain (loss)	(4,298,221)
Net capital paid in on shares of beneficial interest	841,214,249

$882,127,587

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($426,996,810 applicable to 30,700,233 shares of beneficial interest outstanding - Note 4)	$13.91

Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.19

Class C Shares:
Net asset value and offering price per share* ($150,448,593 applicable to 10,803,157 shares of beneficial interest outstanding - Note 4)	$13.93

Class I Shares:
Net asset value, offering and redemption price per share ($304,682,184 applicable to 21,934,437 shares of beneficial interest outstanding - Note 4)	$13.89

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

24    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,995,096)	$16,020,914

EXPENSES:
Investment advisory fees (Note 3)	1,923,788
Administration fees (Note 3)
Class A Shares	250,630
Class C Shares	84,997
Class I Shares	65,614
Distribution and service fees (Note 3)
Class A Shares	501,261
Class C Shares	410,120
Transfer agent fees
Class A Shares	65,109
Class C Shares	31,947
Class I Shares	42,675
Registration and filing fees
Class A Shares	12,961
Class C Shares	12,804
Class I Shares	13,393
Custodian fees (Note 3)	65,128
Professional fees	21,245
Accounting fees	11,052
Trustee fees	11,144
Other expenses	35,585

Total Expenses	3,559,453
Less:
Expenses reimbursed by investment advisor (Note 3)	(48,174)
Fees paid indirectly (Note 3)	(1,755)

Net Expenses	3,509,524

Net Investment Income	12,511,390

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,837,916
Net change in unrealized appreciation (depreciation) on investments	15,881,135

Net Realized and Unrealized Gain	17,719,051

Net Increase in Net Assets Resulting from Operations	$30,230,441

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$12,511,390	$25,759,429
Net realized gain (loss) on investments	1,837,916	347,891
Net unrealized appreciation (depreciation) on investments	15,881,135	(4,587,013)

Net Increase (Decrease) in Net Assets
Resulting from Operations	30,230,441	21,520,307

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,178,079)	(13,661,413)
Class C Shares	(1,882,491)	(3,975,988)
Class I Shares	(4,450,820)	(8,122,028)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	36,160,765	(25,338,872)
Class C Shares	21,899,698	(2,034,648)
Class I Shares	66,574,793	30,234,435

Net Increase (Decrease) in Net Assets	142,354,307	(1,378,207)

NET ASSETS:
Beginning of Period	739,773,280	741,151,487

End of Period	$882,127,587	$739,773,280

*	Unaudited

See notes to financial statements.

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	XXXXXXXXX	XXXXXXXXX	XXXXXXXXX	XXXXXXXXX
	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$871,390,646	$—	$871,390,646	$—

Total Investments in Securities	$871,390,646	$—	$871,390,646	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

28    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $48,174 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $8,176 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,532 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $1,755.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,332,647	$59,880,113	5,028,226	$66,853,658
Shares issued to shareholders in reinvestment of dividends	328,362	4,533,104	685,893	9,091,944
Shares repurchased	(2,049,585)	(28,252,452)	(7,682,668)	(101,284,474)

Net increase (decrease)	2,611,424	$36,160,765	(1,968,549)	$(25,338,872)

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	2,117,857	$29,309,247	2,153,415	$28,743,629
Shares issued to shareholders in reinvestment of dividends	97,633	1,349,534	199,501	2,647,910
Shares repurchased	(633,456)	(8,759,083)	(2,539,929)	(33,426,187)

Net increase (decrease)	1,582,034	$21,899,698	(187,013)	$(2,034,648)

Class I Shares
Shares sold	6,050,800	$83,638,959	7,875,098	$104,437,154
Shares issued to shareholders in reinvestment of dividends	202,175	2,789,312	389,907	5,164,406
Shares repurchased	(1,438,457)	(19,853,478)	(6,042,219)	(79,367,125)

Net increase (decrease)	4,814,518	$66,574,793	2,222,786	$30,234,435

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $133,505,130 and $77,430,702, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$826,175,306

Gross unrealized appreciation on a tax basis	$46,884,636
Gross unrealized depreciation on a tax basis	(1,669,296)

Net unrealized appreciation (depreciation) on investments (tax basis)	$45,215,340

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2012	$4,297,982
2013	39,577
2017	391,762
2018	533,767
2019	856,003

$6,119,091

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.59	0.21	0.32	0.53	(0.21)	—	(0.21)	$13.91	3.08	(d)	0.93	(d)	0.93	(d)	0.93	(d)	3.94	10.37	$426,997
2011(c)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59		0.95		0.95		0.95		3.27	18.33	$381,839
2010 (c)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68		0.97		0.97		0.97		5.61	9.87	$409,844
2009(c)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26		0.98		0.98		0.98		12.12	15.15	$337,037
2008(c)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95		0.96		0.95		0.96		(1.33)	22.00	$311,435
2007(c)	$13.30	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$13.15	3.84		0.99		0.98		0.99		2.74	22.55	$333,800
Class C Shares
2012(b)	$13.61	0.19	0.32	0.51	(0.19)	—	(0.19)	$13.93	2.77	(d)	1.24	(d)	1.24	(d)	1.31	(d)	3.78	10.37	$150,449
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29		1.24		1.24		1.32		3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39		1.24		1.24		1.73		5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99		1.24		1.24		1.76		11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67		1.25		1.24		1.75		(1.61)	22.00	$59,243
2007	$13.31	0.47	(0.15)	0.32	(0.47)	—	(0.47)	$13.16	3.59		1.24		1.24		1.78		2.48	22.55	$53,890
Class I Shares
2012(b)	$13.58	0.23	0.31	0.54	(0.23)	—	(0.23)	$13.89	3.39	(d)	0.61	(d)	0.61	(d)	0.61	(d)	4.03	10.37	$304,682
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90		0.63		0.63		0.63		3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99		0.65		0.65		0.65		5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59		0.66		0.66		0.68		12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28		0.64		0.63		0.64		(1.02)	22.00	$171,848
2007	$13.28	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$13.13	4.16		0.67		0.67		0.73		3.06	22.55	$125,890

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Certified Semi-Annual Report	Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	10/1/11	3/31/12	10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,039.40	$4.75
Hypothetical*	$1,000.00	$1,020.35	$4.70
Class C Shares
Actual	$1,000.00	$1,037.80	$6.32
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,040.30	$3.11
Hypothetical*	$1,000.00	$1,021.95	$3.08

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.24%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Semi-Annual Report.

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

36    This page is not part of the Semi-Annual Report

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    37

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Important Information

The information presented on the following pages is current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

This page is not part of the Semi-Annual Report.    3

Important Information,

Continued

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

4    This page is not part of the Semi-Annual Report.

Thornburg Strategic Municipal Income Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    5

Letter to Shareholders

Christopher Ihlefeld Portfolio Manager Christopher Ryon, CFA Portfolio Manager Josh Gonze Portfolio Manager

April 13, 2012

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income
Fund. The net asset value (NAV) of the Class A shares increased by 59 cents to $14.65 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 27.5 cents per share. If you reinvested your dividends, you received 27.7 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 6.29% at NAV over the six months ended March 31, 2012, compared to the 4.23% for the BofA Merrill Lynch Municipal Master Index. The Fund generated 2.32% more price return but 0.26% less income than the index.

The additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.40% of relative price appreciation. Our overweight to the insured and revenue sectors added 2.08%. We underweighted the general obligation and prerefunded sectors, which added 0.43% of relative performance. Our overweight to lower credit quality securities cost the Fund negative 1.30%
relative to its benchmark. Our allocation to securities priced at or below par and our underweight to securities priced above par added 0.65% of performance over the index. Other risk factors accounted for another 0.06%.

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8% quarter-
over-quarter increase for September 30, 2011, to a 3.0% increase in the quarter ending
December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. Other signs of growth came in the form of increased industrial production (up 1.31% for the period)
and capacity utilization (up 1.16% for the period). Nationwide, banks were lending to businesses: commercial and industrial loan volume increased 6.7% during the period. This is significant, because this type of lending had declined from 2007 through mid-2010.

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further

6    Certified Semi-Annual Report

accommodation and that policy decisions should be based on the data, and not on the calendar — a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower U.S. Treasury yields, reduced supply of newly issued municipal bonds, and increased investor confidence. Chart I shows the quarterly returns of the BofA Merrill Lynch Municipal Master Index and the rolling two-year annualized returns for the same index. Over the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or to investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick up in the last three months of 2011 and remained positive through the end of March 2012. While quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate that municipal bond investors are more likely to benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period. This was a continuation of a move to lower rates experienced in the last six months of 2011. Indeed, it is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the Fund for rising interest rates. We have raised cash and liquidity levels, and we have also shortened the average maturity.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. State budget deficits are declining as revenues increase.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported that the median pension funding ratio for the states in 2010 was 74.6%, down from a high of 82.8% in 2007. Nationally, pension funding levels ranged from 45.4% to 101.5%. The actuaries at the Pew Center on the States suggest a funding level of 80.0% is sufficient.

Your Thornburg Strategic Municipal Income Fund is a portfolio of 165 municipal obligations as of March 31, 2012. We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as we go forward.

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart III, the yield on 10-year U.S. Treasury notes has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

8    Certified Semi-Annual Report

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.69%

Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company)	A/A2	$1,000,000	$995,070

ARIZONA — 1.52%

Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB/Baa2	500,000	543,840
Pima County IDA, 6.25% due 7/1/2013 pre-refunded 7/1/2012 (Arizona Charter Schools)	NR/NR	90,000	91,377
Pima County IDA, 6.25% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	440,000	441,646
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	450,000	454,716
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	663,999

CALIFORNIA — 18.89%

Brea Redevelopment Agency, 0% due 8/1/2032 (Capital Appreciation-Tax Allocation)	AA-/NR	1,270,000	326,327
Brea Redevelopment Agency, 0% due 8/1/2034 (Capital Appreciation-Tax Allocation)	AA-/NR	5,000,000	1,074,450
California Financial Authority, 8.50% due 11/1/2039 (Harbor Regulation Control)	NR/Baa1	1,000,000	1,152,470
California HFA, 6.25% due 2/1/2026 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,500,000	1,708,065
California HFA, 4.625% due 8/1/2026	BBB/Baa2	560,000	532,599
California Housing Finance Agency, 4.625% due 8/1/2016 (Insured: FGIC)	BBB/Baa2	1,175,000	1,191,802
[a] California State Public Works Board, 5.00% due 4/1/2028 (Various Capital Projects)	BBB+/A2	1,000,000	1,050,610
California State Public Works Board, 6.25% due 4/1/2034	BBB+/A2	100,000	113,493
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	1,036,470
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	2,425,000	1,012,195
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	567,945
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	1,008,650
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA-/Aa3	1,750,000	1,844,675
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A/NR	650,000	692,835
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,500,000	2,644,250
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,223,160
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	BB+/NR	300,000	307,956
Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	BBB/NR	1,000,000	1,050,460
Newport Mesa USD, 0% due 8/1/2034 (Capital Appreciation-Election 2005)	AA/Aa1	5,000,000	1,688,450
Oak Park USD GO, 0% due 8/1/2030 (Insured: AGM)	AA-/Aa3	500,000	183,900
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	1,275,000	500,591
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2028 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	5,000,000	1,832,450

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Redwood City Redevelopment Agency Tax Allocation, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	$1,285,000	$796,957
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	BBB/A2	535,000	334,166
San Diego USD, 0% due 7/1/2035 (Election 2008)	AA-/Aa2	1,700,000	483,616
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A2	925,000	531,801
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	273,093
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	555,950
San Jose Redevelopment Agency Tax, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A3	1,000,000	1,009,900
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA-/NR	100,000	105,706
Union Elementary School District, 0% due 9/1/2027 (Capital Appreciation-Election 1999; Insured: Natl-Re)	AA+/NR	905,000	448,165
COLORADO — 4.55%
Denver City & County COP, 0.20% due 12/1/2031 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	690,000	690,000
Denver Convention Center, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,005,020
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	447,808
Denver Convention Center, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	583,801
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,010,000	1,048,269
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	241,254
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	428,060
Pinery West Metropolitan District No. 2, 4.50% due 12/1/2032 (Insured: Radian)	NR/NR	500,000	403,170
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue)	A-/Baa1	770,000	853,984
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase Revenue)	A-/Baa1	260,000	322,845
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	548,575
CONNECTICUT — 0.73%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,058,250
DISTRICT OF COLUMBIA — 0.48%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	1,500,000	687,105
FLORIDA — 7.59%
Gainesville Utilities Systems Revenue, 0.32% due 10/1/2026 put 4/2/2012 (SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	352,097
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,000,000	2,374,200
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,340,168
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,917,144
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	523,435
Sarasota County Public Hospital Board, 2.708% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	1,000,000	984,220
Sarasota County Public Hospital Board, 5.50% due 7/1/2028 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	565,000	633,777
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	230,000	232,730
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa2	1,000,000	1,099,730

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
GEORGIA — 1.89%
Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/A1	$500,000	$581,310
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	1,000,000	1,184,100
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/Aa3	515,000	582,140
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa1	350,000	383,712
GUAM — 1.48%
Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	524,580
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,056,090
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	563,628
HAWAII — 0.21%
Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	BBB/Baa2	300,000	300,048
ILLINOIS — 6.44%
Broadview Tax Increment, 5.25% due 7/1/2012	NR/NR	265,000	265,360
Chicago Sales Tax, 0.20% due 1/1/2034 put 4/2/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa2	445,000	445,000
Chicago Tax Increment, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	802,216
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,026,570
Cook County GO, 5.25% due 11/15/2033	AA/Aa3	1,000,000	1,076,020
Illinois Civic Center, 5.375% due 12/15/2012 (Insured: AGM)	NR/Aa3	505,000	507,035
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	352,816
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,240,000	1,379,599
Melrose Park Tax Increment, 6.75% due 12/15/2016 (Insured: Natl-Re)	NR/Baa2	250,000	282,150
Melrose Park Tax Increment, 6.75% due 12/15/2021 (Insured: Natl-Re)	NR/Baa2	410,000	506,088
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/A3	1,500,000	1,537,440
Railsplitter Tobacco Settlement Authority, 6.00% due 6/1/2028	A-/NR	1,000,000	1,119,590
INDIANA — 5.31%
Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	1,000,000	1,030,220
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB/B1	2,000,000	2,109,140
Indiana Finance Authority, 0.20% due 2/1/2035 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	200,000	200,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	800,000	800,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	2,000,000	2,000,000
Indiana Finance Authority, 0.24% due 2/1/2037 put 4/2/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	500,000	500,000
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,036,590
KANSAS — 3.45%
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	3,900,000	3,900,273
Wichita MFR, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	400,000	374,976
Wichita MFR, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	712,644
KENTUCKY — 1.77%
Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa2	715,000	468,432
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa2	2,490,000	1,533,641

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	$500,000	$549,540

LOUISIANA — 0.43%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA-/Aa3	120,000	122,321
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	504,530

MASSACHUSETTS — 0.34%

Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	435,000	488,466

MICHIGAN — 8.74%

Detroit School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,113,650
[b] Detroit School District, 5.25% due 5/1/2027 (Insured: AGM)	AA-/Aa2	1,000,000	1,145,800
Detroit Water Supply Systems, 5.00% due 7/1/2018 (Insured: Natl-Re)	BBB/A1	350,000	379,557
Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA)	NR/NR	270,000	270,003
Dickinson County Healthcare Systems, 5.80% due 11/1/2024	NR/Ba1	1,000,000	1,000,010
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,027,490
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Healthcare Group)	NR/A2	1,000,000	1,054,040
Michigan Financial Authority, 5.00% due 4/1/2031 (Local Government Loan Program)	A+/NR	1,000,000	1,032,070
Michigan Financial Authority Limited Obligation, 8.125% due 4/1/2041 (Hope Academy)	NR/NR	1,000,000	1,109,800
Michigan Hospital Finance Authority, 5.00% due 7/15/2025	A/A2	650,000	667,355
Michigan Hospital Finance Authority, 5.75% due 4/1/2032	A/A2	150,000	152,599
Michigan Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health)	A/A1	1,000,000	1,081,210
Michigan Housing Development Authority, 3.375% due 11/1/2016	AA/NR	865,000	875,579
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,085,000	1,085,467
Michigan Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	312,204
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/ AMBAC)	NR/NR	250,000	319,025

MINNESOTA — 0.35%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	BBB+/A3	100,000	105,148
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	399,832

MISSOURI — 1.17%

Kansas City Tax Increment Financing Commission, 5.25% due 3/1/2018 (Maincor Project)	NR/NR	1,265,000	1,290,060
Missouri Development Finance Board, 0.20% due 12/1/2033 put 4/2/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	400,000	400,000

NEVADA — 1.09%
Mesquite Redevelopment Agency Tax Increment, 7.00% due 6/1/2019	A-/NR	700,000	735,077
Mesquite Redevelopment Agency Tax Increment, 7.125% due 6/1/2021	A-/NR	300,000	313,050
Mesquite Redevelopment Agency Tax Increment, 7.375% due 6/1/2024	A-/NR	500,000	519,930

NEW MEXICO — 0.73%

Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	1,000,000	1,060,340

NEW YORK — 0.63%
New York City Municipal Water Financing Authority, 0.23% due 6/15/2039 put 4/2/2012 (2nd General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	905,000	905,000

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OHIO — 3.28%

Buckeye Tobacco Settlement Financing Authority, 5.875% due 6/1/2047	B-/B3	$1,000,000	$750,160
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	370,000	375,417
Cleveland Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Insured: City Appropriations)	BBB-/NR	1,000,000	1,091,080
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy)	BBB-/Baa2	1,000,000	1,125,580
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa3	1,350,000	1,389,636

OREGON — 1.05%
Oregon MFR Pass-Through Certificates, 6.05% due 11/1/2034	NR/Baa1	505,000	502,505
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	1,009,450

PENNSYLVANIA — 8.24%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	970,000	1,013,941
Geisinger Authority, 0.20% due 6/1/2041 put 4/2/2012 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	700,000	700,000
Geisinger Authority, 0.20% due 6/1/2041 put 4/2/2012 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	2,000,000	2,000,000
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	457,722
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,757,016
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	2,000,000	1,801,000
Philadelphia Airport Revenue, 5.00% due 6/15/2027	A+/A2	2,000,000	2,086,220
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.20% due 7/1/2025 put 4/2/2012 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,087,300

RHODE ISLAND — 0.54%
Pawtucket Housing Authority Capital Funds Housing, 5.50% due 9/1/2022	AA-/NR	315,000	373,259
Pawtucket Housing Authority Capital Funds Housing, 5.50% due 9/1/2024	AA-/NR	350,000	407,652

SOUTH DAKOTA — 0.56%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	814,777

TENNESSEE — 0.45%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BBB/Baa3	100,000	106,228
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/A2	500,000	548,470

TEXAS — 10.77%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	727,682
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	635,235
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038 (Tejano Center for Community Concerns, Inc.)	BBB-/NR	1,000,000	1,149,250
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	101,025
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	535,260
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,096,250
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	44,538
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (Idea Public School)	BBB+/NR	1,000,000	1,109,320
Tarrant County Cultural Educational Facilities, 0.22% due 10/1/2041 put 4/2/2012 (Methodist Hospitals; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	2,000,000	2,000,000
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	1,000,000	1,348,540
Texas Multi-Family Housing Corp., 7.00% due 7/1/2043 (HDSA Affordable Housing Pool)	A-/NR	3,000,000	3,136,590

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB+/NR	$100,000	$105,402
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	785,000	808,880
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB+/NR	155,000	159,924
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB+/NR	1,500,000	1,511,160
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,084,030

U.S. VIRGIN ISLANDS — 0.50%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	573,120
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	150,000	150,297
UTAH — 0.75%
Herriman Utah Special Assessment, 4.75% due 11/1/2022 (Towne Center Assessment Area)	A/NR	1,000,000	1,082,070
VIRGINIA — 1.74%
Lexington IDA Residential Care Facility, 5.375% due 1/1/2028 (Kendal at Lexington)	NR/NR	1,000,000	971,470
Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	1,000,000	1,004,910
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	530,270
WASHINGTON — 0.74%
Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,066,550

TOTAL INVESTMENTS — 97.10% (Cost $130,792,398)			$140,239,194
OTHER ASSETS LESS LIABILITIES — 2.90%			4,191,464

NET ASSETS — 100.00%			$144,430,658

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Qualified School Board Loan Fund
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $130,792,398) (Note 2)	$140,239,194
Cash	3,171,924
Receivable for investments sold	25,000
Receivable for fund shares sold	600,451
Interest receivable	1,758,021
Prepaid expenses and other assets	38,644

Total Assets	145,833,234

LIABILITIES
Payable for investments purchased	1,039,880
Payable for fund shares redeemed	119,089
Payable to investment advisor and other affiliates (Note 3)	117,243
Accounts payable and accrued expenses	32,637
Dividends payable	93,727

Total Liabilities	1,402,576

NET ASSETS	$144,430,658

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	9,446,796
Accumulated net realized gain (loss)	195,490
Net capital paid in on shares of beneficial interest	134,784,750

$144,430,658

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($56,388,685 applicable to 3,849,130 shares of beneficial interest outstanding - Note 4)	$14.65
Maximum sales charge, 2.00% of offering price	0.30

Maximum offering price per share	$14.95

Class C Shares:
Net asset value and offering price per share* ($18,903,336 applicable to 1,289,001 shares of beneficial interest outstanding - Note 4)	$14.67

Class I Shares:
Net asset value, offering and redemption price per share ($69,138,637 applicable to 4,715,122 shares of beneficial interest outstanding - Note 4)	$14.66

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $92,884)	$3,137,438

EXPENSES:
Investment advisory fees (Note 3)	465,704
Administration fees (Note 3)
Class A Shares	30,036
Class C Shares	10,480
Class I Shares	14,840
Distribution and service fees (Note 3)
Class A Shares	60,073
Class C Shares	50,575
Transfer agent fees
Class A Shares	9,997
Class C Shares	4,820
Class I Shares	7,608
Registration and filing fees
Class A Shares	10,751
Class C Shares	10,621
Class I Shares	10,718
Custodian fees (Note 3)	27,835
Professional fees	19,396
Accounting fees	1,316
Trustee fees	1,604
Other expenses	9,767

Total Expenses	746,141
Less:
Expenses reimbursed by investment advisor (Note 3)	(31,423)

Net Expenses	714,718

Net Investment Income	2,422,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	195,492
Net change in unrealized appreciation (depreciation) on investments	4,946,299

Net Realized and Unrealized Gain	5,141,791

Net Increase in Net Assets Resulting from Operations	$7,564,511

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$2,422,720	$3,933,277
Net realized gain (loss) on investments	195,492	98,722
Net unrealized appreciation (depreciation) on investments	4,946,299	(464,465)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,564,511	3,567,534

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(912,139)	(1,443,523)
Class C Shares	(294,035)	(599,513)
Class I Shares	(1,216,546)	(1,887,215)
From realized gains
Class A Shares	(35,959)	(48,451)
Class C Shares	(13,233)	(26,448)
Class I Shares	(48,816)	(67,868)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	14,578,217	11,532,230
Class C Shares	2,881,365	401,837
Class I Shares	12,038,869	12,899,113

Net Increase in Net Assets	34,542,234	24,327,696

NET ASSETS:
Beginning of Period	109,888,424	85,560,728

End of Period	$144,430,658	$109,888,424

Undistributed net investment income	$3,622	$3,622

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	$140,239,194	$140,239,194	$140,239,194	$140,239,194
	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$140,239,194	$—	$140,239,194	$—

Total Investments in Securities	$140,239,194	$—	$140,239,194	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $13,911 for Class A shares and $17,512 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $422 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $439 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2012 (Unaudited)		September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,312,573	$18,783,487	1,515,491	$20,437,728
Shares issued to shareholders in reinvestment of dividends	51,208	736,933	83,263	1,126,525
Shares repurchased	(345,907)	(4,942,203)	(748,444)	(10,032,023)

Net increase (decrease)	1,017,874	$14,578,217	850,310	$11,532,230

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2012 (Unaudited)		September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	337,115	$4,867,098	500,548	$6,822,609
Shares issued to shareholders in reinvestment of dividends	14,433	207,640	28,470	385,419
Shares repurchased	(152,710)	(2,193,373)	(511,043)	(6,806,191)

Net increase (decrease)	198,838	$2,881,365	17,975	$401,837

Class I Shares
Shares sold	1,446,078	$20,872,463	2,118,197	$28,788,268
Shares issued to shareholders in reinvestment of dividends	71,533	1,029,179	114,091	1,545,006
Shares repurchased	(691,940)	(9,862,773)	(1,304,041)	(17,434,161)

Net increase (decrease)	825,671	$12,038,869	928,247	$12,899,113

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,822,443 and $11,651,501, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$130,792,398

Gross unrealized appreciation on a tax basis	$9,489,346
Gross unrealized depreciation on a tax basis	(42,550)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,446,796

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks associated with investments in derivative instruments. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

22    Certified Semi-Annual Report

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Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$14.06	0.27	0.60	0.87	(0.27)	(0.01)	(0.28)	$14.65	3.80	(d)	1.25	(d)	1.25	(d)	1.31	(d)	6.29	10.19	$56,389
2011(c)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(c)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(c)(e)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
Class C Shares
2012(b)	$14.07	0.25	0.61	0.86	(0.25)	(0.01)	(0.26)	$14.67	3.51	(d)	1.55	(d)	1.55	(d)	1.76	(d)	6.20	10.19	$18,903
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(e)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(f)	18.58	14.37	$3,684
Class I Shares
2012(b)	$14.07	0.29	0.61	0.90	(0.30)	(0.01)	(0.31)	$14.66	4.10	(d)	0.96	(d)	0.96	(d)	0.96	(d)	6.44	10.19	$69,139
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(e)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on April 1, 2009.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,062.90	$6.45
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,062.00	$7.99
Hypothetical*	$1,000.00	$1,017.25	$7.82
Class I Shares
Actual	$1,000.00	$1,064.40	$4.95
Hypothetical*	$1,000.00	$1,020.21	$4.84

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.96%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

28    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1979

Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages is current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Barclays Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

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Important Information, Continued

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

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Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from February 19, 1987 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	7.87%	5.54%	4.52%	3.73%	4.79%
With sales charge	6.23%	5.02%	4.21%	3.58%	4.72%

30-DAY YIELDS, A SHARES

As of March 31, 2012

Annualized Distribution Yield	SEC Yield
1.97%	1.14%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	201
Effective Duration	3.3 Yrs
Average Maturity	4.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg California Limited Term Municipal Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Christopher Ihlefeld Portfolio Manager Christopher Ryon, CFA Portfolio Manager Josh Gonze Portfolio Manager

April 13, 2012

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 19 cents to $13.60 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 16.1 cents per share. If you reinvested your dividends, you received 16.2 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 2.63% at NAV over the six months ended March 31, 2012, compared to 2.10% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index and 2.05% for the Barclays Five-Year Municipal Bond Index. The Fund generated 1.49% more price appreciation but 0.96% less income than the 1–10 year index.

The additional price appreciation is due to several factors. Our relative market sensitivity, as measured by the Fund’s duration — and relative allocation to maturities within the Fund’s investment universe — added 0.13% of relative price appreciation. Our overweight to the insured and revenue sectors added 0.19%. We underweighted the general obligation and prerefunded sectors, which added 0.43% of relative performance. Our overweight to lower credit quality securities added 0.27% relative to the benchmark. Other risk factors accounted for another 0.47%. California remains under budget pressure, though its credit ratings were recently placed on positive outlook by Standard & Poor’s due to structural spending reductions and the new law allowing the legislature to pass a budget with a majority vote, rather than the previous two-third’s majority. The state’s high dependence on personal income tax and high-income earners creates a risk, if businesses opt to move out of state, revenues will decline further.

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8% quarter-over-quarter increase for September 30, 2011, to a 3.0% increase in the quarter ending December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. The unemployment rate in California was worse than the national average, fluctuating around 11% for the period. Other signs of growth came in the form of increased industrial production (up 1.31% for the period) and capacity utilization (up 1.16% for the period). Nationwide, banks were lending to businesses: commercial and industrial loan volume increased 6.7% during the period. This is significant, because this type of lending had declined from 2007 through mid-2010.

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Letter to Shareholders,

Continued

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further accommodation and that policy decisions should be based on the data, and not on the calendar — a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower U.S. Treasury yields, reduced supply of newly issued municipal bonds, and increased investor confidence. Chart I shows the quarterly returns of the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index and the rolling two-year annualized returns for the same index. Over the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or to investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick up in the last three months of 2011 and remained positive through the end of March 2012. While quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate municipal bond investors are more likely to

CHART 1: BofA MERRILL LYNCH 1-10 YEAR U.S. MUNICIPAL SECURITIES INDEX

Quarterly Returns versus Rolling Two-Year Returns

Past performance does not guarantee future results.

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CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2011 through 3/31/2012

benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period; this was a continuation of a move to lower rates experienced in the last six months of 2011. It is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the Funds for rising rates: we have raised cash and liquidity levels and have shortened the average maturity of the Funds within the context of the laddered structure.

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. In California, tax revenues increased $18 billion over 2010 levels for a 17.4% increase. State budget deficits are declining as revenues increase. California’s $23 billion 2012 initial budget gap is higher than its 2011 initial budget gap of $18 billion, but down from 2010’s initial $46 billion gap.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported that the median pension funding ratio for the states in 2010 was 74.6%, down from a high of 82.8% in 2007. Nationally, pension funding levels ranged from 45.4% to 101.5%. California’s pension funding ratio for 2010 was 80.7%, down from a high of 87.6% in 2008 but above the 80.0% target suggested by the actuaries at the Pew Center on the States.

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Letter to Shareholders,

    Continued

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 201 municipal obligations as of March 31, 2012. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and ordinarily dampen the Fund’s price volatility. Laddering also is intended to reduce reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

CHART II: % OF PORTFOLIO MATURING

As of 3/31/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as we go forward.

CHART IV: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart IV, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

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The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,157,387
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa2	1,150,000	1,220,713
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution; Insured: AMBAC)	NR/NR	445,000	475,990
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution; Insured: AMBAC)	NR/NR	820,000	873,497
Antelope Valley Community College District GO, 2.00% due 11/30/2012	SP-1+/NR	3,050,000	3,083,672
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,403,867
Burbank California Water & Power Electric Revenue, 5.00% due 6/1/2015	AA-/A1	750,000	847,193
Burbank California Water & Power Electric Revenue, 5.00% due 6/1/2016	AA-/A1	500,000	579,090
Burbank California Water & Power Electric Revenue, 5.00% due 6/1/2017	AA-/A1	1,000,000	1,184,500
Burbank California Water & Power Electric Revenue, 5.00% due 6/1/2018	AA-/A1	360,000	432,634
Burbank California Water & Power Electric Revenue, 5.00% due 6/1/2020	AA-/A1	625,000	763,019
Calexico USD GO, 6.75% due 9/1/2017	A-/NR	3,060,000	3,561,228
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,749,224
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,547,687
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,655,349
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,287,740
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	577,598
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,769,750
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	2,820,000	3,158,400
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	1,785,000	1,792,086
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,667,900
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa3	500,000	549,030
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,593,700
California State GO, 5.00% due 3/1/2017 (Insured: Syncora)	A-/A1	2,860,000	3,230,971
California State GO, 5.25% due 2/1/2018	AA+/Aaa	3,000,000	3,124,860
California State GO, 5.00% due 9/1/2020	A-/A1	2,000,000	2,374,120
California State GO, 0.18% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank N.A./ California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	6,125,000	6,125,000
California State GO, 0.20% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: State Street B&T Co./California State Teachers’ Retirement System) (daily demand notes)	AA-/Aa2	1,500,000	1,500,000
California State GO, 0.20% due 5/1/2034 put 4/2/2012 (Kindergarten; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	5,150,000	5,150,000
California State HFA, 4.00% due 2/1/2013 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,665,000	1,696,285
California State HFA, 5.25% due 10/1/2013 (Providence Health)	AA/Aa2	650,000	694,493
California State HFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,637,970
California State HFA, 5.50% due 2/1/2018 (Community Program; Insured: California Mtg Insurance)	A-/NR	2,715,000	3,088,720

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State HFA, 6.00% due 10/1/2018 (Providence Health)	AA/Aa2	$1,000,000	$1,249,900
California State HFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance)	A-/NR	1,635,000	1,790,668
California State HFA, 5.25% due 3/1/2022 (Catholic Health Care West)	A/A2	1,000,000	1,149,750
California State HFA, 1.45% due 8/15/2023 (Lucile Salter Packard Childrens Hospital)	NR/NR	3,000,000	2,987,430
California State HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Health Care West)	A/A2	2,000,000	2,154,440
California State Housing Finance Agency, 3.70% due 8/1/2013 (Home Mtg; Insured: FGIC)	BBB/Baa2	1,270,000	1,298,575
California State Housing Finance Agency, 3.80% due 2/1/2014 (Home Mtg; Insured: FGIC)	BBB/Baa2	770,000	784,515
California State Housing Finance Agency, 5.00% due 2/1/2014 (Home Mtg; Insured: FGIC)	BBB/Baa2	2,630,000	2,686,939
California State Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,038,360
California State Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AA-/Aa3	980,000	1,015,603
California State Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,031,260
California State Housing Finance Agency, 3.05% due 12/1/2019 (Insured: FHA)	NR/Aaa	735,000	744,790
California State Infrastructure & Economic Development Bank Revenue, 5.25% due 8/15/2020 (King City High School)	A-/NR	1,000,000	1,138,910
California State Infrastructure & Economic Development Bank Revenue, 0.17% due 11/1/2026 put 4/2/2012 (Pacific Gas & Electric; LOC: Mizuho Corporate Bank) (daily demand notes)	AA+/Aa2	3,500,000	3,500,000
California State Infrastructure & Economic Development Bank Revenue, 0.20% due 9/1/2037 put 4/2/2012 (Los Angeles County Museum; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	1,300,000	1,300,000
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	BBB+/A2	2,500,000	2,842,175
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	BBB+/A2	1,200,000	1,348,416
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	BBB+/Aa3	500,000	501,925
California State Public Works Board Lease, 5.25% due 12/1/2014	BBB+/A2	1,525,000	1,530,292
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	BBB+/A2	2,000,000	2,201,720
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	AA-/Aa2	1,000,000	1,109,190
California State Public Works Board Lease, 5.00% due 11/1/2016 (California State University)	BBB+/Aa3	1,000,000	1,139,580
California State Public Works Board Lease, 5.00% due 6/1/2020 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	1,185,000	1,418,315
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	3,000,000	3,030,600
California Statewide Community Development Authority, 5.25% due 8/1/2014 (East Campus Apartments; Insured: ACA)	NR/Baa1	1,715,000	1,744,172
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	750,000	815,460
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	3,600,000	4,221,577
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	1,460,000	1,489,215
California Statewide Community Development Authority, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	2,000,000	2,069,680
California Statewide Community Development Authority, 3.85% due 11/1/2029 put 6/1/2012 (Kaiser Credit Group)	A+/NR	975,000	980,879
California Statewide Community Development Authority, 0.14% due 8/15/2047 put 4/2/2012 (Rady Childrens Hospital; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	3,000,000	3,000,000
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars-Sinai Center Hospital; Insured: Natl-Re)	BBB/A2	155,000	157,120
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	3,225,000	3,337,359
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	5,000,000	2,087,000
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,189,902
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	3,200,000	2,498,368
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,164,430
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,111,700
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	590,495

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	$1,260,000	$1,341,648
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Election 2004-B; Insured: AMBAC)	AA-/Aa2	2,465,000	1,998,178
Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Refunding Project)	A-/NR	1,300,000	1,466,387
Chula Vista Elementary School District COP, 4.70% due 9/1/2022 (Insured: Natl-Re)	BBB/Baa2	900,000	901,782
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	792,818
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,223,123
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,073,070
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa2	3,000,000	3,101,400
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A2	1,155,000	1,317,416
City of Torrance Hospital Revenue, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A2	2,600,000	2,619,266
City of Vallejo Water Revenue, 5.00% due 5/1/2017 (Insured: Natl-Re)	BBB/Baa2	1,240,000	1,329,243
Contra Costa Water District, 2.50% due 10/1/2013	AA+/NR	2,000,000	2,065,460
Corona-Norco USD GO, 2.00% due 12/31/2012	SP-1+/NR	5,000,000	5,064,650
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA-/Aa2	1,595,000	1,428,865
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa2	1,815,000	1,981,817
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A/NR	1,085,000	1,197,558
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A/NR	1,135,000	1,254,697
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A/NR	1,195,000	1,321,539
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	AA-/Aa3	735,000	815,416
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,892,842
Inland Valley Development Agency, 5.25% due 4/1/2012 (ETM)	A/NR	1,490,000	1,490,209
Irvine Public Facilities & Infrastructure Authority, 2.00% due 9/2/2013	BBB+/NR	1,000,000	1,011,230
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	570,000	585,629
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,313,517
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	3,000,000	3,173,100
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AA-/NR	1,160,000	1,280,025
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AA-/NR	680,000	764,769
Long Beach Bond Finance Authority, 5.00% due 11/15/2012 (Natural Gas Utility Improvements)	A-/Baa1	1,050,000	1,074,014
Los Alamitos USD GO, 0% due 9/1/2016 (School Facilities Improvement)	SP-1+/Aa2	2,000,000	1,860,960
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,000,000	2,229,920
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,860,279
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Insured: Natl-Re/ FGIC)	BBB/NR	2,990,000	3,237,721
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	A+/A1	1,000,000	1,061,520
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	2,060,000	2,375,365
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Pooled Financing; Insured: AMBAC)	NR/NR	2,135,000	1,313,559
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport)	AA/Aa3	2,000,000	2,357,640
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Equipment)	A+/A3	3,235,000	3,754,767
Los Angeles USD COP, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	725,000	779,071
Los Angeles USD COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A+/A1	1,500,000	1,649,205
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	2,000,000	2,294,120
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA-/Aa2	2,500,000	2,533,650
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	BB+/NR	1,190,000	1,218,048
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa2	2,000,000	2,102,640
Mojave USD COP, 0% due 9/1/2017 (School Improvements; Insured: AGM)	AA-/NR	1,045,000	909,453
Mojave USD COP, 0% due 9/1/2018 (School Improvements; Insured: AGM)	AA-/NR	1,095,000	895,546
Mojave USD School Facilities Improvement District GO, 0% due 6/1/2013 (Cash Flow Management)	SP-1+/NR	2,070,000	2,045,740

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Monterey County COP, 5.00% due 8/1/2014 (Refinancing Project; Insured: AGM)	AA/Aa3	$2,000,000	$2,168,640
Moorpark California Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	BBB/NR	1,160,000	1,201,145
Northern California Power Agency, 4.00% due 7/1/2015	A/A2	500,000	543,685
Northern California Power Agency, 5.00% due 7/1/2016	A/A2	500,000	576,740
Northern California Power Agency, 5.00% due 7/1/2017	A/A2	100,000	117,315
Northern California Power Agency, 5.00% due 7/1/2018	A/A2	1,250,000	1,483,887
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	NR/NR	2,340,000	2,761,762
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	BBB/Baa2	625,000	665,344
Orange County Public Finance Authority, 5.375% due 6/1/2015 (Juvenile Justice Center; Insured: AMBAC)	A+/Aa3	1,000,000	1,017,910
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: Natl-Re/FGIC)	BBB/NR	1,000,000	1,047,070
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	A-/NR	2,115,000	2,182,024
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa3	2,000,000	1,551,440
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A+/A1	2,635,000	1,812,722
Pittsburg Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Los Medanos Community Development Project; Insured: Natl-Re)	A+/Baa2	1,205,000	1,244,114
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	2,500,000	2,920,550
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013	A+/NR	205,000	205,416
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Baa2	1,055,000	1,135,496
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Baa2	1,055,000	1,135,539
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Baa2	1,050,000	1,137,937
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Baa2	1,050,000	1,153,120
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Baa2	1,040,000	1,140,589
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	AA-/A2	1,000,000	1,044,730
Riverside County Public Financing Authority, 3.625% due 10/1/2012 (Jurupa Valley Desert & Interstate 215; Insured: Natl-Re)	BBB/Baa1	1,245,000	1,258,297
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,086,385
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa1	1,390,000	1,491,248
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	BBB/Baa2	3,450,000	3,195,114
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	A+/A1	1,100,000	1,232,935
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	A+/A1	625,000	738,256
Sacramento County Sanitation Districts Financing Authority, 0.20% due 12/1/2039 put 4/2/2012 (LOC: Morgan Stanley) (daily demand notes)	AAA/Aa1	6,500,000	6,500,000
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa2	3,000,000	3,240,240
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	207,878
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	309,771
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA-/Aa3	1,375,000	1,393,920
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/A3	3,215,000	3,467,731
San Diego Redevelopment Agency, 0% due 9/1/2019 (Capital Appreciation-Tax Allocation; Insured: AGM)	AA-/Aa3	1,910,000	1,502,253
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Sub Tax Allocation-Horton Plaza)	A-/Baa3	2,635,000	2,650,968
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA-/Aa2	1,390,000	1,743,950
San Francisco City & County Airports Commission, 4.00% due 5/1/2013	A+/A1	500,000	519,095
San Francisco City & County COP, 5.00% due 11/1/2022	AA-/A1	700,000	780,507
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone)	AA-/Aa3	1,200,000	1,190,580
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2013 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/A2	1,250,000	1,320,025
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2014 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/A2	2,000,000	2,095,880
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	BBB/Baa2	690,000	707,733
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	5,000,000	3,848,550

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Jose Financing Authority Lease, 5.25% due 6/1/2016 (Civic Center Project; Insured: AMBAC)	AA+/Aa3	$500,000	$503,600
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	2,000,000	2,126,780
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	BBB/Baa2	1,000,000	1,001,380
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (Capital Appreciation-Election of 2000-B; Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,650,800
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	BBB/Baa2	2,000,000	2,299,080
Santa Ana USD GO, 0% due 8/1/2020 (Election of 1999; Insured: Natl-Re/FGIC)	A+/NR	2,035,000	1,509,461
Santa Clara County Financing Authority, 5.00% due 5/15/2012 (Multiple Facilities)	AA/Aa2	1,000,000	1,006,020
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA/Aa2	1,000,000	1,119,720
Santa Margarita-Dana Point Authority, 7.25% due 8/1/2013 (Improvement Districts 3-3A, 4-4A; Insured: Natl-Re)	BBB/Baa2	2,000,000	2,136,000
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	245,000	249,258
Solano County COP, 5.00% due 11/15/2013	AA-/A1	1,780,000	1,900,559
Solano County COP, 5.00% due 11/15/2016	AA-/A1	1,000,000	1,142,240
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,060,000	1,118,798
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	1,000,000	1,053,580
Southern California Public Power Authority, 6.75% due 7/1/2012 (Multiple Projects; Insured: AGM)	AA-/Aa3	2,315,000	2,353,290
Southern California Public Power Authority, 5.00% due 11/1/2013 (Project No. 1)	BBB/Baa1	1,000,000	1,066,550
Southern California Public Power Authority, 0% due 7/1/2015 (Insured: Natl-Re)	AA-/Aa3	1,500,000	1,434,420
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	450,000	495,572
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	250,000	275,410
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,327,700
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa2	1,020,000	1,064,492
Sweetwater Union High School District COP, 5.00% due 9/1/2021 (Insured: AGM)	AA-/Aa3	2,250,000	2,300,895
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community Facilities District No. 87)	BBB/Baa2	590,000	595,717
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A2	500,000	552,580
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	1,690,000	1,974,173
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,247,839
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,177,530
Tustin Community Redevelopment Agency, 3.50% due 9/1/2014 (Public Improvements; Insured: AGM)	AA-/NR	760,000	803,107
Twin Rivers USD COP, 3.50% due 6/1/2041 put 5/31/2013 (School Improvements; Insured: AGM)	AA-/NR	2,000,000	2,002,060
Twin Rivers USD GO, 0% due 4/1/2014	SP-1/NR	1,000,000	973,320
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,588,940
University of California, 4.00% due 5/15/2017 (Limited Project)	AA-/Aa2	1,250,000	1,416,662
Upper Lake Union High School District GO, 0% due 8/1/2020 (Capital Appreciation; Insured: Natl-Re)	NR/Baa2	1,050,000	703,973
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	445,000	481,041
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	A/NR	725,000	810,768
Washington USD Yolo County, 5.00% due 8/1/2021 (New High School; Insured: AMBAC)	A/NR	910,000	979,360
West Contra Costa USD GO, 3.00% due 8/1/2012 (Insured: AGM)	AA-/Aa3	750,000	755,978
West Contra Costa USD GO, 4.00% due 8/1/2013 (Insured: AGM)	AA-/Aa3	500,000	519,580
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	540,000	541,026

TOTAL INVESTMENTS — 96.65% (Cost $319,913,911)			$334,351,005

OTHER ASSETS LESS LIABILITIES — 3.35%			11,603,661

NET ASSETS — 100.00%			$345,954,666

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $319,913,911) (Note 2)	$334,351,005
Cash	6,070,118
Receivable for investments sold	4,283,270
Receivable for fund shares sold	1,725,903
Interest receivable	3,441,858
Prepaid expenses and other assets	1,344

Total Assets	349,873,498

LIABILITIES
Payable for fund shares redeemed	3,460,885
Payable to investment advisor and other affiliates (Note 3)	221,924
Accounts payable and accrued expenses	30,593
Dividends payable	205,430

Total Liabilities	3,918,832

NET ASSETS	$345,954,666

NET ASSETS CONSIST OF:
Undistributed net investment income	$88
Net unrealized appreciation on investments	14,437,094
Accumulated net realized gain (loss)	362,136
Net capital paid in on shares of beneficial interest	331,155,348

$345,954,666

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($138,987,109 applicable to 10,217,066 shares of beneficial interest outstanding—Note 4)	$13.60
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.81

Class C Shares:
Net asset value and offering price per share* ($51,190,296 applicable to 3,759,856 shares of beneficial interest outstanding—Note 4)	$13.61

Class I Shares:
Net asset value, offering and redemption price per share ($155,777,261 applicable to 11,440,554 shares of beneficial interest outstanding—Note 4)	$13.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,469,960)	$5,165,221

EXPENSES:
Investment advisory fees (Note 3)	777,411
Administration fees (Note 3)
Class A Shares	80,883
Class C Shares	30,612
Class I Shares	33,143
Distribution and service fees (Note 3)
Class A Shares	161,766
Class C Shares	123,113
Transfer agent fees
Class A Shares	16,487
Class C Shares	10,627
Class I Shares	11,479
Registration and filing fees
Class A Shares	18
Class C Shares	19
Class I Shares	19
Custodian fees (Note 3)	38,440
Professional fees	13,558
Accounting fees	3,888
Trustee fees	4,275
Other expenses	16,390

Total Expenses	1,322,128
Less:
Fees paid indirectly (Note 3)	(894)

Net Expenses	1,321,234

Net Investment Income	3,843,987

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	362,136
Net change in unrealized appreciation (depreciation) on investments	3,951,384

Net Realized and Unrealized Gain	4,313,520

Net Increase in Net Assets Resulting from Operations	$8,157,507

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,843,987	$7,152,466
Net realized gain (loss) on investments	362,136	230,108
Net unrealized appreciation (depreciation) on investments	3,951,384	752,244

Net Increase (Decrease) in Net Assets Resulting from Operations	8,157,507	8,134,818

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,537,765)	(3,228,051)
Class C Shares	(515,466)	(1,034,416)
Class I Shares	(1,790,756)	(2,889,999)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	13,246,100	8,719,932
Class C Shares	4,590,684	3,784,147
Class I Shares	33,304,616	41,213,163

Net Increase in Net Assets	55,454,920	54,699,594

NET ASSETS:
Beginning of Period	290,499,746	235,800,152

End of Period	$345,954,666	$290,499,746

Undistributed net investment income	$88	$88

*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	XXXX,XXXX	XXXX,XXXX	XXXX,XXXX	XXXX,XXXX
	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$334,351,005	$—	$334,351,005	$—

Total Investments in Securities	$334,351,005	$—	$334,351,005	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,199 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $894.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,771,754	$23,991,305	2,623,333	$34,563,347
Shares issued to shareholders in reinvestment of dividends	85,447	1,156,698	155,786	2,053,355
Shares repurchased	(881,376)	(11,901,903)	(2,115,963)	(27,896,770)

Net increase (decrease)	975,825	$13,246,100	663,156	$8,719,932

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	696,910	$9,426,329	995,972	$13,168,906
Shares issued to shareholders in reinvestment of dividends	27,236	369,008	51,658	681,227
Shares repurchased	(384,385)	(5,204,653)	(765,757)	(10,065,986)

Net increase (decrease)	339,761	$4,590,684	281,873	$3,784,147

Class I Shares
Shares sold	3,357,774	$45,622,837	5,116,896	$67,639,490
Shares issued to shareholders in reinvestment of dividends	76,277	1,033,886	119,897	1,582,985
Shares repurchased	(986,144)	(13,352,107)	(2,136,868)	(28,009,312)

Net increase (decrease)	2,447,907	$33,304,616	3,099,925	$41,213,163

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $52,067,011 and $26,783,008, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$319,913,911

Gross unrealized appreciation on a tax basis	$14,611,142
Gross unrealized depreciation on a tax basis	(174,048)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,437,094

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.41	0.16	0.19	0.35	(0.16)	—	(0.16)	$13.60	2.38	(d)	0.95	(d)	0.95	(d)	0.95	(d)	2.63	9.22	$138,987
2011(c)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71		0.96		0.96		0.96		2.98	13.33	$123,910
2010(c)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94		0.97		0.97		0.97		5.29	13.69	$114,813
2009(c)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48		0.98		0.98		0.99		8.50	44.06	$79,455
2008(c)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32		1.00		0.98		1.00		1.42	34.88	$66,023
2007(c)	$12.77	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$12.73	3.37		0.99		0.99		1.01		3.10	22.71	$67,183
Class C Shares
2012(b)	$13.42	0.14	0.19	0.33	(0.14)	—	(0.14)	$13.61	2.10	(d)	1.22	(d)	1.22	(d)	1.22	(d)	2.49	9.22	$51,191
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45		1.22		1.22		1.22		2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67		1.23		1.23		1.74		5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23		1.24		1.24		1.76		8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06		1.26		1.24		1.78		1.16	34.88	$15,963
2007	$12.78	0.40	(0.04)	0.36	(0.40)	—	(0.40)	$12.74	3.13		1.24		1.23		1.79		2.85	22.71	$14,449
Class I Shares
2012(b)	$13.42	0.18	0.20	0.38	(0.18)	—	(0.18)	$13.62	2.70	(d)	0.62	(d)	0.62	(d)	0.62	(d)	2.87	9.22	$155,777
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03		0.63		0.62		0.63		3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27		0.63		0.63		0.63		5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81		0.65		0.65		0.65		8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66		0.65		0.63		0.65		1.77	34.88	$41,814
2007	$12.78	0.47	(0.04)	0.43	(0.47)	—	(0.47)	$12.74	3.71		0.66		0.65		0.68		3.44	22.71	$31,918

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,026.30	$4.81
Hypothetical*	$1,000.00	$1,020.25	$4.79
Class C Shares
Actual	$1,000.00	$1,024.90	$6.18
Hypothetical*	$1,000.00	$1,018.90	$6.16
Class I Shares
Actual	$1,000.00	$1,028.70	$3.12
Hypothetical*	$1,000.00	$1,021.92	$3.11

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C:1.22%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    29

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

30    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    31

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

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Important Information,

        Continued

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

4     This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from June 18, 1991 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	7.42%	5.30%	4.44%	4.13%	4.93%
With sales charge	5.27%	4.58%	4.01%	3.92%	4.82%

30-DAY YIELDS, A SHARES As of March 31, 2012
Annualized Distribution Yield	SEC Yield
2.94%	1.53%

KEY PORTFOLIO ATTRIBUTES As of March 31, 2012
Number of Bonds	128

Effective Duration	5.3 Yrs

Average Maturity	9.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg New Mexico Intermediate Municipal Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Christopher Ihlefeld Portfolio Manager Christopher Ryon, CFA Portfolio Manager Josh Gonze Portfolio Manager

April 13, 2012

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 4 cents to $13.76 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested your dividends, you received 21.5 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 1.93% at NAV over the six months ended March 31, 2012, compared to the 3.31% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index and 3.87% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The 3–15 year index generated 0.55% more income and 0.83% more price appreciation than the Fund.

The index additional price appreciation is due to several factors. Our relative market sensitivity, as measured by the Fund’s duration and relative allocation to maturities within the Fund’s investment universe, added 0.22% of relative price appreciation. However, our overweight to higher credit quality securities cost the Fund negative 0.48% relative to its benchmark. Our decision to sell a deteriorating local charter school issue at a significant discount cost the Fund another negative 0.41% of relative performance. Other risk factors accounted for an additional negative 0.16%. New Mexico’s credit quality remains strong, as evidenced by the projected 2.4% growth in fiscal year 2013 recurring revenue, which will place the state 4.7% above the 2012 operating budget.

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8% quarter-over-quarter increase for September 30, 2011, to a 3.0% increase in the quarter ended December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. The unemployment rate in New Mexico was better than the national average, fluctuating between 7.0% and 7.2% for the period. Other signs of growth came in the form of increased industrial production (up 1.31% for the period) and capacity utilization (up 1.16% for the period). Nationwide, banks were lending to businesses: commercial and industrial loan volume increased 6.7%. This is significant, because this type of lending had declined from 2007 through mid-2010.

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Letter to Shareholders,

        Continued

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further accommodation and that policy decisions should be based on the data, and not on the calendar — a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower U.S. Treasury yields, reduced supply of newly issued municipal bonds, and increased investor confidence. Chart I shows the quarterly returns of the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index and the rolling two-year annualized returns for the same index. For the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick up in the last three months of 2011 and remained positive through the end of March 2012. While the quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate municipal bond investors are more likely to benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

CHART 1: BofA MERRILL LYNCH 3–15 YEAR U.S. MUNICIPAL SECURITIES INDEX

Quarterly Returns versus Rolling Two-Year Returns

Past performance does not guarantee future results.

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CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2011 through 3/31/2012

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period; this was a continuation of a move to lower rates experienced in the last six months of 2011. It is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the funds for rising rates: we have raised cash and liquidity levels and have shortened the average maturity of the Funds within the context of the laddered structure.

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. In New Mexico, tax revenues increased $652 million over 2010 levels, for a 15.1% increase. State budget deficits are declining as revenues increase.

New Mexico’s $450 million 2012 initial budget gap is in line with its 2011 initial budget gap but down from 2010’s initial $995 million gap.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported that the median pension funding ratio for the states in 2010 was 74.6%, down from a high of 82.8% in 2007.

CHART III: % OF PORTFOLIO MATURING

As of 3/31/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

Certified Semi-Annual Report    9

Letter to Shareholders,

        Continued

Nationally, pension funding levels ranged from 45.4% to 101.5%. The actuaries at the Pew Center on the States suggest a funding level of 80.0% is sufficient.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of 128 municipal obligations as of March 31, 2012. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and ordinarily dampen the Fund’s price volatility. Laddering also is intended to reduce reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as we go forward.

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart IV, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

CHART IV: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of

10    Certified Semi-Annual Report

rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A/A2	$4,000,000	$4,217,000
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,575,961
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,528,270
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	820,000	844,026
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	2,140,000	2,200,284
Bernalillo County GRT, 5.25% due 10/1/2012	AAA/Aa2	1,000,000	1,025,340
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	AAA/Aa2	3,000,000	3,523,230
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	AAA/Aa2	3,170,000	3,963,229
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	AAA/Aa2	1,275,000	1,597,511
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	AAA/Aa2	3,850,000	4,862,319
Bernalillo County GRT, 5.70% due 4/1/2027 (Insured: Natl-Re)	AAA/Aa2	415,000	524,535
Bernalillo County GRT, 5.70% due 4/1/2027	AAA/Aa2	3,000,000	3,791,820
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AA+/Aa1	1,760,000	2,102,954
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AA+/Aa1	1,000,000	1,217,080
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AA+/Aa1	1,420,000	1,612,822
Central New Mexico Community College, 4.00% due 8/15/2023	AA+/Aa1	1,920,000	2,130,509
Colfax County GRT, 5.00% due 9/1/2019	A-/NR	845,000	955,864
Colfax County GRT, 5.50% due 9/1/2029	A-/NR	2,510,000	2,768,179
Dona Ana County Pilot Revenue, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A-/NR	460,000	507,325
Espanola Public School District, 3.55% due 7/1/2013 (State Aid Withholding)	NR/Aa1	410,000	425,781
Farmington Hospital, 5.00% due 6/1/2013 (San Juan Regional Medical Center)	NR/A3	500,000	521,165
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,166,507
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	599,743
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	673,554
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	3,021,450
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	4,000,000	4,241,360
Farmington PCR, 4.00% due 6/1/2032 put 8/1/2012 (El Paso Electric Co.; Insured: Natl-Re/FGIC)	BBB/NR	2,000,000	2,015,700
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: AGM)	AA-/Aa3	6,095,000	6,119,441
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	A/A3	3,345,000	3,398,119
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/A3	2,110,000	2,219,488
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/A3	3,540,000	3,852,299
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa1	1,565,000	1,798,013
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa1	1,655,000	1,891,235
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa1	1,745,000	1,973,351
Guam Government Ltd. Obligation, 5.375% due 12/1/2024	BBB-/NR	2,000,000	2,098,820
Las Cruces Shared GRT, 5.00% due 6/1/2021	NR/Aa3	730,000	871,751
Las Cruces Shared GRT, 5.00% due 6/1/2022	NR/Aa3	765,000	902,340
Las Cruces Shared GRT, 5.00% due 6/1/2023	NR/Aa3	800,000	930,680
Las Cruces Shared GRT, 5.00% due 6/1/2024	NR/Aa3	840,000	968,780
Las Cruces Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,000,000	2,228,000
Las Cruces Shared GRT, 5.00% due 6/1/2037	NR/Aa3	5,000,000	5,392,250

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	AA+/Aa3	$1,000,000	$1,194,620
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	AA+/Aa3	1,000,000	1,168,070
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	AA+/Aa3	3,000,000	3,499,050
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	AA+/Aa3	1,000,000	1,160,380
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AA-/Aa3	1,265,000	1,337,472
Los Ranchos de Albuquerque Educational Facilities, 4.50% due 9/1/2040 (Albuquerque Academy)	AA-/NR	3,000,000	3,084,630
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Insured: Fitch) (AMT)	NR/Aaa	2,000,000	2,162,440
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019	AAA/Aaa	1,000,000	1,173,610
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022	AAA/Aaa	3,000,000	3,441,840
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	NR/Aa2	2,280,000	2,406,449
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	AAA/Aa1	2,660,000	2,799,650
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	AAA/Aa1	1,000,000	1,098,060
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	NR/Aa2	2,360,000	2,664,180
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	NR/Aa2	2,915,000	3,236,641
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	NR/Aa2	1,215,000	1,352,307
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	AAA/Aa1	365,000	416,502
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	AA/Aa2	1,300,000	1,480,843
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	AA/Aa2	7,000,000	7,838,040
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,944,970
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,124,260
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,332,248
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,900,600
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,132,230
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,157,740
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	850,000	815,813
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	544,733
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	683,851
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	768,173
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	582,377
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	556,015
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,614,960
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2031	A+/A1	1,700,000	1,803,275
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,457,401
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLM) (AMT)	AA+/NR	930,000	987,930
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,060,000	1,073,080
New Mexico MFA SFMR, 4.625% due 3/1/2028 (Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	2,000,000	2,119,640
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	2,020,000	2,118,111
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	955,000	1,010,925
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	805,000	868,676
New Mexico Severance Tax, 4.00% due 7/1/2016 pre-refunded 7/1/2012	AA/Aa1	500,000	504,825
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AA/Aa2	1,000,000	1,046,970
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa2	955,000	1,039,269
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA-/Aa2	555,000	622,599
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,114,070
Rio Rancho Public School District GO, 3.00% due 8/1/2012 (State Aid Withholding)	NR/Aa1	1,240,000	1,251,594

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
Rio Rancho Public School District GO, 4.00% due 8/1/2013 (State Aid Withholding)	NR/Aa1	$1,210,000	$1,268,346
Rio Rancho Public School District GO, 4.00% due 8/1/2014 (State Aid Withholding)	NR/Aa1	1,715,000	1,852,063
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	NR/Aa3	400,000	406,136
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	NR/Aa3	1,725,000	1,747,563
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/Aa3	1,225,000	1,333,461
Sandoval County Incentive Payment, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	815,000	840,746
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,911,807
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,420,000	1,490,120
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,387,465
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	771,000	772,203
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,836,872
Santa Fe County, 5.625% due 5/15/2025 (El Castillo Retirement)	BBB-/NR	1,250,000	1,249,912
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	820,000	820,221
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AA-/Aa3	1,080,000	1,198,854
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AA-/Aa3	1,520,000	1,867,046
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa1	1,400,000	1,560,580
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa1	1,535,000	1,699,920
Santa Fe GRT, 5.25% due 6/1/2014 pre-refunded 6/1/2012 (Insured: AMBAC)	AA+/Aa3	1,025,000	1,033,805
Silver City GRT, 4.00% due 6/1/2029	A+/NR	1,000,000	1,045,280
Silver City GRT, 4.25% due 6/1/2032	A+/NR	1,050,000	1,092,851
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/A3	1,500,000	1,533,975
University of New Mexico, 5.25% due 6/1/2013	AA/Aa2	665,000	670,686
University of New Mexico, 5.25% due 6/1/2014	AA/Aa2	335,000	337,864
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	AA/Aa2	1,590,000	1,806,176
University of New Mexico, 5.25% due 6/1/2015	AA/Aa2	1,195,000	1,256,578
University of New Mexico, 5.25% due 6/1/2016	AA/Aa2	645,000	650,515
University of New Mexico, 5.25% due 6/1/2017	AA/Aa2	1,730,000	1,744,791
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,825,000	1,840,604
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,200,000	1,261,836
University of New Mexico, 5.25% due 6/1/2021	AA/Aa2	1,000,000	1,008,550
University of New Mexico, 6.00% due 6/1/2021	AA/Aa2	610,000	732,409
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: AGM/FHA)	AA-/Aa3	2,920,000	3,130,678
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: AGM/FHA)	AA-/Aa3	2,000,000	2,145,220
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: AGM/FHA)	AA-/Aa3	2,000,000	2,131,920
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: AGM/FHA)	AA-/Aa3	3,000,000	3,183,540
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: AGM/FHA)	AA-/Aa3	3,000,000	3,196,500
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: AGM/FHA)	AA-/Aa3	2,310,000	2,461,305
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured: AGM/FHA)	AA-/Aa3	500,000	532,750
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,021,460
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,852,175
Virgin Islands Water & Power Authority Electric System, 5.00% due 7/1/2025	BB+/Baa3	990,000	1,017,522
Virgin Islands Water & Power Authority Electric System, 5.00% due 7/1/2026	BB+/Baa3	1,090,000	1,112,617

TOTAL INVESTMENTS — 96.07% (Cost $223,650,418)			$238,994,126

OTHER ASSETS LESS LIABILITIES — 3.93%			9,766,403

NET ASSETS — 100.00%			$248,760,529

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $223,650,418) (Note 2)	$238,994,126
Cash	5,957,943
Receivable for investments sold	180,000
Receivable for fund shares sold	936,389
Interest receivable	3,312,689
Prepaid expenses and other assets	1,674

Total Assets	249,382,821

LIABILITIES
Payable for fund shares redeemed	300,284
Payable to investment advisor and other affiliates (Note 3)	162,686
Accounts payable and accrued expenses	32,287
Dividends payable	127,035

Total Liabilities	622,292

NET ASSETS	$248,760,529

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	15,343,708
Accumulated net realized gain (loss)	(1,188,927)
Net capital paid in on shares of beneficial interest	234,631,572

$248,760,529

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($185,800,403 applicable to 13,503,777 shares of beneficial interest outstanding—Note 4)	$13.76
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.04

Class D Shares:
Net asset value, offering and redemption price per share ($27,999,486 applicable to 2,034,041 shares of beneficial interest outstanding—Note 4)	$13.77

Class I Shares:
Net asset value, offering and redemption price per share ($34,960,640 applicable to 2,542,186 shares of beneficial interest outstanding—Note 4)	$13.75

See notes to financial statements.

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $570,650)	$5,072,122

EXPENSES:
Investment advisory fees (Note 3)	627,288
Administration fees (Note 3)
Class A Shares	115,855
Class D Shares	16,021
Class I Shares	9,978
Distribution and service fees (Note 3)
Class A Shares	231,709
Class D Shares	50,497
Transfer agent fees
Class A Shares	27,312
Class D Shares	4,340
Class I Shares	1,914
Registration and filing fees
Class A Shares	254
Class D Shares	257
Class I Shares	256
Custodian fees (Note 3)	30,805
Professional fees	12,765
Accounting fees	3,585
Trustee fees	3,449
Other expenses	9,471

Total Expenses	1,145,756
Less:
Fees paid indirectly (Note 3)	(3,517)

Net Expenses	1,142,239

Net Investment Income	3,929,883

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,188,854)
Net change in unrealized appreciation (depreciation) on investments	2,202,660

Net Realized and Unrealized Gain	1,013,806

Net Increase in Net Assets Resulting from Operations	$4,943,689

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,929,883	$7,774,237
Net realized gain (loss) on investments	(1,188,854)	421,555
Net unrealized appreciation (depreciation) on investments	2,202,660	(1,832,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,943,689	6,363,728

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,866,927)	(6,076,310)
Class D Shares	(377,292)	(687,399)
Class I Shares	(685,664)	(1,010,528)
From realized gains
Class A Shares	(142,643)	(168,225)
Class D Shares	(19,090)	(20,580)
Class I Shares	(32,129)	(22,438)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	43,114	(16,253,032)
Class D Shares	3,718,025	322,750
Class I Shares	(6,901,890)	14,724,089

Net Decrease in Net Assets	(2,320,807)	(2,827,945)

NET ASSETS:
Beginning of Period	251,081,336	253,909,281

End of Period	$248,760,529	$251,081,336

* Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$238,994,126	$—	$238,994,126	$—

Total Investments in Securities	$238,994,126	$—	$238,994,126	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $437 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $3,517.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	657,853	$9,081,082	1,168,293	$15,776,655
Shares issued to shareholders in reinvestment of dividends	167,143	2,303,941	330,856	4,448,456
Shares repurchased	(823,544)	(11,341,909)	(2,720,968)	(36,478,143)

Net increase (decrease)	1,452	$43,114	(1,221,819)	$(16,253,032)

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class D Shares
Shares sold	327,729	$4,532,029	452,641	$6,130,011
Shares issued to shareholders in reinvestment of dividends	26,619	367,199	45,105	606,858
Shares repurchased	(85,853)	(1,181,203)	(478,285)	(6,414,119)

Net increase (decrease)	268,495	$3,718,025	19,461	$322,750

Class I Shares
Shares sold	54,642	$754,758	1,123,761	$15,329,793
Shares issued to shareholders in reinvestment of dividends	44,461	612,543	59,248	797,322
Shares repurchased	(594,468)	(8,269,191)	(103,888)	(1,403,026)

Net increase (decrease)	(495,365)	$(6,901,890)	1,079,121	$14,724,089

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $9,331,342 and $2,630,500, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$223,650,418

Gross unrealized appreciation on a tax basis	$15,387,312
Gross unrealized depreciation on a tax basis	(43,604)

Net unrealized appreciation (depreciation) on investments (tax basis)	$15,343,708

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

22    Certified Semi-Annual Report

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Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.72	0.21	0.05	0.26	(0.21)	(0.01)	(0.22)	$13.76	3.09	(d)	0.95	(d)	0.95	(d)	0.95	(d)	1.93		1.10	$185,800
2011(c)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93		10.64	$185,208
2010(c)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38		7.70	$202,870
2009(c)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79		14.12	$187,940
2008(c)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		–	(e)	13.48	$163,928
2007(c)	$13.20	0.47	(0.10)	0.37	(0.47)	—	(0.47)	$13.10	3.55		0.98		0.97		0.98		2.82		17.38	$169,130
Class D Shares
2012(b)	$13.72	0.20	0.06	0.26	(0.20)	(0.01)	(0.21)	$13.77	2.94	(d)	1.10	(d)	1.10	(d)	1.10	(d)	1.93		1.10	$28,000
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66		10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11		7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)		13.48	$15,525
2007	$13.21	0.43	(0.10)	0.33	(0.43)	—	(0.43)	$13.11	3.30		1.23		1.23		1.77		2.57		17.38	$13,524
Class I Shares
2012(b)	$13.71	0.24	0.05	0.29	(0.24)	(0.01)	(0.25)	$13.75	3.44	(d)	0.61	(d)	0.61	(d)	0.61	(d)	2.10		1.10	$34,961
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28		10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74		7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26		13.48	$23,728
2007(f)	$13.10	0.34	—	0.34	(0.34)	—	(0.34)	$13.10	3.95	(d)	0.63	(d)	0.62	(d)	0.63	(d)	2.64		17.38	$19,427

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Total return figure was less than 0.01%.
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,019.30	$4.80
Hypothetical*	$1,000.00	$1,020.25	$4.80
Class D Shares
Actual	$1,000.00	$1,019.30	$5.55
Hypothetical*	$1,000.00	$1,019.50	$5.55
Class I Shares
Actual	$1,000.00	$1,021.00	$3.06
Hypothetical*	$1,000.00	$1,021.97	$3.06

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; D: 1.10%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

28    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH178

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New York Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages is current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

This page is not part of the Semi-Annual Report.    3

Important Information,

      Continued

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Rolling Returns – Rolling returns are useful for examining the behavior of returns for holding periods similar to those actually experienced by investors. Rolling performance periods are generally two- or three-year periods, updated monthly or quarterly.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal taxes.

4    This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.07% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 0.99%.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 5, 1997 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	9.93%	5.82%	4.81%	4.18%	4.42%
With sales charge	7.74%	5.10%	4.39%	3.98%	4.28%

30-DAY YIELDS, A SHARES

As of March 31, 2012

Annualized Distribution Yield	SEC Yield
2.66%	1.37%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.31% and the Annualized Distribution Yield would have been 2.61%.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	52
Effective Duration	5.8 Yrs
Average Maturity	9.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg New York Intermediate Municipal Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Christopher Ihlefeld Portfolio Manager

April 13, 2012

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 18 cents to $13.11 per share during the six months ended March 31, 2012. If you were with us for the entire period, you received dividends of 19.5 cents per share. If you reinvested your dividends, you received 19.7 cents per share. Dividends per share were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 2.91% at NAV over the six months ended March 31, 2012, compared to 3.31% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index and 3.87% from the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The Fund generated 0.27% more price return but 0.67% less income than the 3–15 year Index.

Christopher Ryon, CFA Portfolio Manager	The additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.34% of relative price appreciation. Our overweight to the insured and revenue sectors added 0.24%. We underweighted the general obligation and prerefunded sectors, which added 0.10% of relative performance. Our overweight to lower credit quality securities cost the Fund negative 0.30% relative to its benchmark. Other risk factors accounted for another negative 0.11%. New York’s credit quality remains a mixed picture as we head into the remainder of 2012. Real estate prices remain pressured, with a negative 2.88% change in year-over-year house prices at the end of 2011. However, the year-over-year change in sales tax revenue was up 0.6%. To blunt the negative effect of rising property taxes on New York homeowners in 2011, the state established a cap on the rate of increase in property taxes that can be imposed by local governments and school districts.

Josh Gonze Portfolio Manager

The Economy and the Federal Reserve

At the beginning of the semi-annual period in October 2011, the national economy seemed to be improving, albeit at a slow pace. Gross Domestic Product (GDP) increased from a 1.8% quarter-over-quarter increase for September 30, 2011, to a 3.0% increase for the quarter ending December 31, 2011. The economy added an average of 188,000 jobs per month for the six months ended March 31, 2012. The unemployment rate declined from 8.9% to 8.2%. The unemployment rate in New York was worse than the national average, fluctuating around 9.2% for the period. Other signs of growth came in the form of increased industrial production (up 1.31% for the period) and capacity utilization (up 1.16% for the period). Nationwide, banks

Certified Semi-Annual Report    7

Letter to Shareholders,

      Continued

were lending to businesses: commercial and industrial loan volume increased 6.7% during the period. This is significant, because this type of lending had declined from 2007 through mid-2010.

Late last year, fears of a European contagion infecting the rest of the world’s economies drove a flight to quality and a move toward lower interest rates for U.S. Treasury securities — from which the municipal market benefited. These fears seemed to have subsided by the end of the most recent quarter. The chances of the Federal Reserve Board entering into another round of so-called quantitative easing are, in our estimation, a little remote, but if you pay attention to the business media outlets, it sounds like the next big trade. In fact, within the Federal Reserve system, voices of the inflation-hawk governors are growing louder. They are saying that there is no reason for further accommodation and that policy decisions should be based on the data and not on the calendar — a reference to the Federal Reserve (the Fed) policy statement that short-term rates will probably remain near zero until late 2014.

We share some of the views of the hawkish governors: interest rates are at historic lows and the economy is beginning to heal itself. Investors should expect an upward drift in rates. Because bond (and bond fund) prices move in a direction opposite to rates, investor expectations of future returns should be tempered by these basic facts. We believe investors should focus on the fundamentals of investing, on proper diversification, and determining that the proposed holding period of an investment matches the investment vehicle’s characteristics.

The Municipal Market

The municipal market was the beneficiary of lower Treasury yields, reduced supply of newly issued municipal bonds and increased investor confidence in the municipal bond market. Chart I shows the quarterly returns of the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index and the rolling two-year annualized returns for the same index. For the last year, the quarterly returns have decreased. This may be attributable to increasing investor confidence, or to investors trying to capture prior-period returns, when the municipal market seemed much riskier. Cash flows into municipal bond mutual funds began to pick

CHART 1: BOFA MERRILL LYNCH 3-15 YEAR U.S. MUNICIPAL SECURITIES INDEX

Quarterly Returns versus Rolling Two-Year Returns

Past performance does not guarantee future results.

8    Certified Semi-Annual Report

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2011 through 3/31/2012

up in the last three months of 2011 and remained positive through the end of March 2012. While quarterly returns are volatile, the two-year rolling annualized returns lend some perspective to formulating return expectations. We believe these data indicate municipal bond investors are more likely to benefit from a two- to three-year investment horizon, depending on the fund under consideration, with lengthier horizons for longer-maturity funds.

Chart II illustrates the change in yields for AAA-rated general obligation bonds over the semi-annual reporting period; this was a continuation of a move to lower rates experienced in the last six months of 2011. Indeed, it is hard to imagine interest rates moving much lower. Given the reduction in rates we have seen in the last year, we believe that the municipal market, along with most fixed income markets, is riskier today than it was this time last year. We have therefore become more defensive towards the market. We have taken several steps to position the funds for rising rates: we have raised cash and liquidity levels and have shortened the average maturity of the funds within the context of the laddered structure.

On the bright side, the credit fundamentals of the municipal bond market continue to improve. Some local credits that are heavily dependent on real estate values are the exception; as assessed values reflect the realities of a depressed real estate market, the tax base of these credits will remain stressed. But the Census Bureau recently reported state tax revenue increased $62 billion in 2011 from a 2010 level of $702 billion — or an 8.8% increase. In New York, tax revenues increased $4 billion over 2010 levels for a 6.5% increase. State budget deficits are declining as revenues increase. New York’s $10 billion 2012 initial budget gap is larger than its $8.5 billion 2011 initial budget gap but down from 2010’s initial $21 billion gap.

Pension funding is a large issue in some states; as of October 24, 2011, Bloomberg News reported, the median pension funding ratio for the states in 2010 was 74.6% down from a high of 82.8% in 2007. Nationally, pension fund-

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Letter to Shareholders,

      Continued

ing levels ranged from 45.4% to 101.5%. New York’s pension funding ratio for 2010 was 101.5%, down from a high of 107.4% in 2008, but certainly well in excess of the 80.0% target suggested by actuaries at the Pew Center on the States.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 52 municipal obligations as of March 31, 2012. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering is intended to accomplish two goals. First, the staggered maturities of a laddered structure reduce interest-rate risk and ordinarily dampen the Fund’s price volatility. Laddering also is intended to reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

CHART III: % OF PORTFOLIO MATURING

As of 3/31/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as we go forward.

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart IV, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely

CHART IV: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

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when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility- Student Housing; Insured: AGM)	AA-/Aa3	$1,000,000	$1,158,470
Babylon New York GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	465,000	510,947
Dutchess County IDA, 5.00% due 8/1/2020 (Bard College)	NR/Baa1	825,000	887,296
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,177,033
Erie County IDA School Facilities, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,130,850
Guam Government Ltd. Obligation, 5.375% due 12/1/2024	BBB-/NR	1,000,000	1,049,410
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	546,410
Long Island Power Authority, 5.25% due 9/1/2029	NR/A3	645,000	732,346
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/NR	1,000,000	1,054,750
New York City GO, 0.20% due 8/1/2015 put 4/2/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	600,000	600,000
New York City GO, 5.00% due 8/1/2025	AA/Aa2	400,000	453,876
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2025	A+/Aa3	1,000,000	1,117,010
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,201,960
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (Insured: Natl-Re) (ETM)	AAA/A2	1,000,000	1,024,540
New York City Transitional Finance Authority, 5.25% due 8/1/2016 pre-refunded 8/1/2012 (Insured: AMBAC)	AA-/Aaa	135,000	137,296
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	AA-/Aa3	1,000,000	1,179,030
New York City Transitional Finance Authority, 5.00% due 11/1/2020	AAA/Aaa	1,000,000	1,138,010
New York City Transitional Finance Authority, 0.23% due 8/1/2031 put 4/2/2012 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	100,000	100,000
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	NR/A1	1,000,000	1,100,690
New York Environmental Facilities Corp., 6.875% due 6/15/2014	AAA/Aaa	310,000	311,683
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA-/Aa3	1,000,000	1,162,500
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/Aa3	500,000	541,945
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,000,000	1,097,630
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,115,640
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	692,220
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District; Insured: AGM)	AA-/Aa3	1,000,000	1,157,960
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA-/Aa3	775,000	909,036
New York State Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,456,994
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc.)	NR/Aa3	1,175,000	1,374,633
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A-/A3	1,000,000	1,199,720
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,105,950
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,077,800

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/Aa3	$1,000,000	$1,128,570
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa3	1,000,000	1,083,570
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA-/Aa3	500,000	533,955
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,086,720
New York State Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: AGM)	AAA/Aa3	1,000,000	1,116,740
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa2	1,000,000	1,019,220
New York State Housing Finance Agency, 1.60% due 5/1/2012 (Affordable Housing)	NR/Aa2	40,000	40,042
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,137,590
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,173,250
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/Aa3	450,000	451,368
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,101,010
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,105,730
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA-/Aa2	1,000,000	1,127,770
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,465,298
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,056,160
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	AA-/Aa2	1,410,000	1,590,395
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	788,462
Utica IDA, 5.375% due 7/15/2019 (Munson Williams Proctor Institute)	NR/A2	525,000	526,890
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A2	210,000	212,940
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	1,350,000	1,352,672

TOTAL INVESTMENTS — 91.01% (Cost $46,191,801)			$49,601,987
OTHER ASSETS LESS LIABILITIES — 8.99%			4,901,657

NET ASSETS — 100.00%			$54,503,644

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $46,191,801) (Note 2)	$49,601,987
Cash	3,652,362
Receivable for investments sold	465,000
Receivable for fund shares sold	230,319
Interest receivable	664,579
Prepaid expenses and other assets	677

Total Assets	54,614,924

LIABILITIES
Payable for fund shares redeemed	17,014
Payable to investment advisor and other affiliates (Note 3)	36,170
Accounts payable and accrued expenses	21,498
Dividends payable	36,598

Total Liabilities	111,280

NET ASSETS	$54,503,644

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	3,410,186
Accumulated net realized gain (loss)	(131,477)
Net capital paid in on shares of beneficial interest	51,241,782

$54,503,644

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($50,523,318 applicable to 3,853,900 shares of beneficial interest outstanding—Note 4)	$13.11
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.38

Class I Shares:
Net asset value, offering and redemption price per share ($3,980,326 applicable to 303,624 shares of beneficial interest outstanding—Note 4)	$13.11

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $113,502)	$1,022,749

EXPENSES:
Investment advisory fees (Note 3)	128,566
Administration fees (Note 3)
Class A Shares	29,836
Class I Shares	920
Distribution and service fees (Note 3)
Class A Shares	59,671
Transfer agent fees
Class A Shares	10,025
Class I Shares	1,140
Registration and filing fees
Class A Shares	146
Custodian fees (Note 3)	14,620
Professional fees	12,321
Accounting fees	723
Trustee fees	718
Other expenses	9,096

Total Expenses	267,782
Less:
Expenses reimbursed by investment advisor (Note 3)	(18,917)
Fees paid indirectly (Note 3)	(250)

Net Expenses	248,615

Net Investment Income	774,134

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(90)
Net change in unrealized appreciation (depreciation) on investments	697,661

Net Realized and Unrealized Gain	697,571

Net Increase in Net Assets Resulting from Operations	$1,471,705

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$774,134	$1,520,039
Net realized gain (loss) on investments	(90)	(98,557)
Net unrealized appreciation (depreciation) on investments	697,661	195,166

Net Increase (Decrease) in Net Assets Resulting from Operations	1,471,705	1,616,648

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(713,231)	(1,450,725)
Class I Shares	(60,903)	(69,314)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,322,778	(2,726,714)
Class I Shares	417,990	1,720,642

Net Increase (Decrease) in Net Assets	5,438,338	(909,463)

NET ASSETS:
Beginning of Period	49,065,305	49,974,768

End of Period	$54,503,644	$49,065,305

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$49,601,987	$—	$49,601,987	$—

Total Investments in Securities	$49,601,987	$—	$49,601,987	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the the six months ended March 31, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $17,304 for Class A shares and $1,613 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $562 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $250.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	446,048	$5,843,689	807,669	$10,231,983
Shares issued to shareholders in reinvestment of dividends	37,956	497,137	79,211	995,815
Shares repurchased	(154,339)	(2,018,048)	(1,122,823)	(13,954,512)

Net increase (decrease)	329,665	$4,322,778	(235,943)	$(2,726,714)

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	64,535	$844,583	200,446	$2,554,922
Shares issued to shareholders in reinvestment of dividends	4,034	52,832	4,201	53,168
Shares repurchased	(36,854)	(479,425)	(70,956)	(887,448)

Net increase (decrease)	31,715	$417,990	133,691	$1,720,642

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,524,852 and $4,540,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$46,191,801

Gross unrealized appreciation on a tax basis	$3,410,186
Gross unrealized depreciation on a tax basis	—

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,410,186

At March 31, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $98,557. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At March 31, 2012, the Fund had tax basis capital losses of $32,830, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2014.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

20    Certified Semi-Annual Report

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$12.93	0.19	0.19	0.38	(0.20)	—	(0.20)	$13.11	2.99	(d)	0.99	(d)	0.99	(d)	1.06	(d)	2.91	9.36	$50,523
2011(c)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(c)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(c)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
2008(c)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61		1.01		0.99		1.08		0.07	13.42	$30,685
2007(c)	$12.38	0.46	(0.08)	0.38	(0.46)	—	(0.46)	$12.30	3.74		1.01		0.99		1.11		3.13	14.91	$33,016
Class I Shares
2012(b)	$12.92	0.22	0.19	0.41	(0.22)	—	(0.22)	$13.11	3.31	(d)	0.67	(d)	0.67	(d)	0.76	(d)	3.16	9.36	$3,981
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(e)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2010.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,029.10	$5.02
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class I Shares
Actual	$1,000.00	$1,031.60	$3.40
Hypothetical*	$1,000.00	$1,021.66	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report.    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

26    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.     27

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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30    This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1069

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Semi-Annual Report – March 31, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager

Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go **paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally less than five years.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Barclays Aggregate Bond Index – An index that is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Lipper Short-Intermediate Investment Grade Category – Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.     3

Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from November 16, 1987 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	3.75%	3.42%	4.75%	4.28%	5.75%
With sales charge	2.18%	2.89%	4.43%	4.12%	5.68%

PORTFOLIO LADDER

As of March 31, 2012

30-DAY YIELDS

As of March 31, 2012

	Annualized Distribution Yield	SEC Yield
A Shares	2.30%	1.50%
KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	181
Effective Duration	2.8 Yrs
Average Maturity	3.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

4    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.98% as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from October 1, 1992 through March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	6.14%	9.33%	6.11%	5.27%	5.67%
With sales charge	4.55%	8.77%	5.79%	5.12%	5.59%

PORTFOLIO LADDER

As of March 31, 2012

30-DAY YIELDS

As of March 31, 2012

	Annualized Distribution Yield	SEC Yield
A Shares	2.94%	2.30%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2012

Number of Bonds	497
Effective Duration	3.5 Yrs
Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 16.

This page is not part of the Semi-Annual Report.    5

Thornburg Limited Term Income Funds

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Jason Brady, CFA

Portfolio Manager,

Thornburg Limited Term

U.S. Government Fund

Portfolio Manager

Thornburg Limited Term

Income Fund

Lon Erickson, CFA

Portfolio Manager

Thornburg Limited Term

Income Fund

April 18, 2012

Dear Fellow Shareholders:

We are pleased to present the semi-annual report for the Thornburg Limited Term U.S.
Government Fund and the Thornburg Limited Term Income Fund for the period ended
March 31, 2012. The net asset value (NAV) of a Class A share of the Thornburg Limited
Term U.S. Government Fund decreased 9 cents per share in the period to $13.81. If you were invested for the entire period, you received dividends of 18.1 cents per share. If you reinvested your dividends, you received 18.2 cents per share. The NAV of a Class A share of the
Thornburg Limited Term Income Fund increased 9 cents per share in the period to $13.41. If you were invested for the entire period, you received dividends of 22.6 cents per share. If you reinvested your dividends, you received 22.8 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I shares to account for varying class-
specific expenses. Please examine the accompanying financial statements for more detailed information.

The yields on U.S. Treasuries were somewhat volatile over the course of the past year, with general price appreciation in Treasuries driving returns in that sector. Volatility in credit spreads (the additional yield the market requires for investing in risky securities versus U.S.
Treasuries) on all non-Treasury bond asset classes was notably lower than in previous years.
The two-year U.S. Treasury moved from a 0.83% yield to a 0.33% yield over the course of the past year, while the 10-year U.S. Treasury moved from a 3.47% yield to a 2.21% yield. Credit spreads were tame compared with the previous few years, though in the context of a much longer history, they remained volatile. The Barclays Corporate Credit Index Option Adjusted
Spread (or the difference between Treasuries and the average investment grade corporate bond) moved from 1.42% on March 31, 2011 to 1.76% on March 31, 2012. The high of 2.16%
was reached in August of 2011. In contrast, three years ago on March 31, 2009, the option adjusted spread of the index stood at 5.43%. The 30-year average of this index is 1.27%, to put these levels in perspective.

We believe that in most years, the movements of risk-free interest rates are a larger factor in the year-to-year returns of high-quality bond funds such as the Thornburg Limited Term U.S.
Government and the Thornburg Limited Term Income Funds. Still, over an entire cycle, both risk-free interest rates and credit spreads matter about equally, with the effect of credit spread movements more acutely felt in shorter periods of market stress (1991, 1997, 2002, 2008, parts of 2011). The additional income from credit investments has a less dramatic, but quite important compounding effect over longer periods. The credit spread movements of corporate bonds, agency debentures, mortgages (both agency and non-agency), and other asset-backed sectors dominated the investment landscape in 2008 and 2009. More recently, as evidenced above, the

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

movements of underlying “risk-free” U.S. Treasury rates have dominated price volatility. As such it is perhaps useful to reiterate why our Limited Term Funds do not typically invest notably further out the curve into longer duration securities.

While “limited term” refers to a 10 year and shorter investment universe, the longer end of the curve (more than 10 years) is only 12.43% of the Barclays Aggregate Bond Index. As a result, we are capturing the vast majority of the various opportunities available in the marketplace. It may seem odd to highlight a fund’s lesser exposure to duration after a period where longer duration was a large benefit. However, with interest rates in the front end at the zero bound, and longer-term rates largely below the prevailing level of inflation due to extremely accommodative Federal Reserve actions and a structurally weak economic environment, we believe that the next 30 years are unlikely to look quite like the last 30 years. In March of 1982, the 10-year stood at 14.01%. As mentioned above, in March of 2012, the same measure was 2.21%. Anyone want to bet that the year 2042 will see rates at negative 11.80%?

Though the yield curve is steep, and therefore the promised yield on the 30-year Treasury is still quite high relative to the two-year, we don’t think that over time the additional volatility that investors must endure to achieve this higher yield is worth it. (This is not to mention the opportunity cost of foregoing future investment opportunities that will likely crop up somewhere between two and 30 years time. This concentration on maturing securities is central to our laddering approach.) We will continue to invest shareholder funds in accordance with our primary mandate of a good risk-reward balance, muted NAV volatility, and low correlation to equities.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.66% return over the six-month period, assuming a beginning-of-period investment at the NAV. The Barclays Intermediate Government Bond Index produced a 0.30% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 0.60%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 3.11% over the six-month period, assuming a beginning-of-period investment at the NAV. The Barclays Intermediate Government/Credit Bond Index produced a 1.46% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 2.31%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

In any environment, high-quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. The broad distribution of fund returns in the past three, five, and 10 years shows that those that reached for yield by taking incremental risk for which they were not compensated have suffered, while those not nimble enough to take advantage of opportunities in the market did not benefit from a market recovery. In many cases investors have been surprised by their fixed income allocation’s performance. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. In this environment, though low quality fixed income can move in tandem with equities, the risk of holding extremely high quality cash instruments or U.S. Treasuries alone is

8    Certified Semi-Annual Report

also present, especially when one considers potential erosion of purchasing power due to potential long-run inflation. As a result, we continue to try to place capital preservation (in all senses of the term) at the top of the list of priorities for these core Funds. While we don’t believe that yields will rise dramatically in the near term given an outlook for slow economic growth trends, rest assured that we at Thornburg are cognizant of that longer-term risk, and are preparing the portfolios accordingly.

Last year at this time, Standard & Poor’s had just placed the United States’ credit rating on watch for downgrade. Since then, they have in fact downgraded U.S. Treasuries and associated obligations to AA+ from AAA. Now Moody’s is threatening, finally, to downgrade most large financial institutions from what can only be described as ridiculously high levels. While ratings agencies do not have a monopoly on intelligent credit analysis, these actions serve to illustrate that investing for capital preservation is likely to continue to be the most challenging mandate over the next several years. Investments previously considered “safe”, which market participants ran towards in times of stress, are now a source of risk. Where are we all supposed to run when it looks to get ugly? There is no simple answer to this question any longer, and that in itself is a problem. This dynamic is likely to exacerbate volatility.

Thank you very much for investing in our Funds. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While we of course cannot guarantee future performance, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

A Cautionary Note

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart I, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue,

CHART I: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

Yield of 10-Year Treasury Note

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

The question for investors is finding the optimal approach to managing the rise in rates. A bond ladder, which Thornburg uses in all its core bond funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios.

With laddered maturities, the bonds reach maturity in a sequential fashion, with a small portion maturing annually at face value. That cash is reinvested at the top end of the ladder, where rates are highest. Imagine that interest rates have increased since you purchased your shares, so the NAV has declined. But some bonds have matured and the proceeds reinvested at the new, higher interest rates. That causes the monthly dividend to rise. The dividend yield increases and the total return begins to recover. Remember that total return consists of two components: dividends plus or minus change in market value of the bonds. After a period of time, depending on how much rates rise, the investor’s total return should rebound to where it would have been if rates had not increased.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2012 (Unaudited)

	Principal
Issuer-Description	Amount	Value
U.S. TREASURY SECURITIES — 9.38%
United States Treasury Notes, 4.875%, 6/30/2012	$4,000,000	$4,046,797
United States Treasury Notes, 2.625%, 12/31/2014	2,000,000	2,115,781
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,560,547
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,142,344
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,853,906
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,684,531
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,692,637
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,134,531
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,404,640	2,620,480
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,660,600	5,202,608
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,709,300	6,451,495

TOTAL U.S. TREASURY SECURITIES (Cost $37,072,266)		40,505,657

U.S. GOVERNMENT AGENCIES — 17.73%
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	226,690
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	255,794
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,093,736
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,211,960
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,569,517
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	3,047,987
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,547,181
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,577,594
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,756,104
Federal National Mtg Assoc., 2.00%, 3/26/2015	3,000,000	3,024,841
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	3,799,452	3,820,192
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,763,157	3,318,163
Overseas Private Investment Corp., 4.10%, 11/15/2014	753,600	754,414
[a] Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,033,030
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,865,199
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,602,892
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	4,124,030	4,554,640
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	2,565,914	2,844,622
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	1,578,503	1,754,505
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	1,646,503	1,798,487
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	956,438	1,058,768
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,841,101	2,061,099
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	1,022,078	1,155,725
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	3,254,918	3,669,055
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,952,743	2,196,244

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2012 (Unaudited)

	Principal
Issuer-Description	Amount	Value
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	$4,858,112	$5,592,149
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,176,125
[b,c] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,535,291	2,966,291

TOTAL U.S. GOVERNMENT AGENCIES (Cost $72,053,768)		76,533,004

MORTGAGE BACKED — 63.75%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	374,651	414,025
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	476,163	513,787
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	1,461,401	1,492,552
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	1,134,276	1,208,276
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	1,132,401	1,209,131
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	844,623	900,909
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	4,044,346	4,314,091
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	2,165,011	2,279,517
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	195,526	198,786
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50%, 7/15/2018	845,227	880,366
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	389,593	413,795
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,150,938
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,064,158
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,575,000	2,676,731
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	1,363,014	1,437,100
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	827,233	839,904
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	4,143,271	4,415,382
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	437,304	449,473
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	2,842,185	3,026,222
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	2,500,000	2,597,323
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	677,374	696,416
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	2,345,588	2,384,771
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	2,140,889	2,167,827
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	1,269,842	1,270,869
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	1,982,743	2,063,206
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	3,000,000	3,257,007
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	24,517	24,482
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	1,301,092	1,303,964
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,035,027
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	991,162	1,008,458
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	1,958,036	2,054,282
Federal Home Loan Mtg Corp., CMO Series 3477 Class VA, 5.50%, 7/15/2019	3,672,048	3,976,894
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,211,791	2,474,994
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	526,310	538,570
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	1,227,728	1,274,349
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	2,337,510	2,452,533
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	1,672,681	1,734,043
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	967,882	1,031,063
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00%, 6/15/2026	1,175,428	1,276,739
Federal Home Loan Mtg Corp., CMO Series 3920 Class AB, 3.00%, 9/15/2025	2,756,580	2,832,206
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	3,785,970	3,781,454
Federal Home Loan Mtg Corp., CMO Series 3981 Class ME, 3.00%, 1/15/2027	3,950,662	4,113,850
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	843,955	879,930
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	456,002	465,810
Federal Home Loan Mtg Corp., Pool 1N1736, 4.098%, 4/1/2037	484,688	509,512
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	782,381	825,412
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	3,604	3,723

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2012 (Unaudited)

	Principal
Issuer-Description	Amount	Value
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	$10,855	$12,157
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	2,139,672	2,281,759
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	1,809,308	1,931,187
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	502,263	532,904
Federal Home Loan Mtg Corp., Pool G13517, 4.00%, 5/1/2024	1,290,979	1,362,487
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	2,179,524	2,343,158
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	2,673,099	2,850,610
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	2,579,609	2,726,324
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	3,399,955	3,557,203
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,528,559	2,661,372
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	46,688	51,836
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	354,699	364,763
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	723,571	770,878
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	1,675,135	1,795,650
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	784,667	837,209
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	311,104	324,913
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	648,578	673,014
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	783,842	836,136
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	1,805,033	1,883,412
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	3,476,612	3,901,949
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,130,102
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,349,172	2,472,082
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	244,243	247,470
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	1,451,592	1,525,349
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	1,150,356	1,253,409
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	820,017	868,570
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	3,081,797	3,282,605
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,894,159	2,924,949
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	807,411	814,847
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,149,819	2,282,048
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	2,979,116	3,307,916
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,667,882	1,771,782
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.644%, 3/25/2039	1,784,332	1,783,687
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	586,542	622,774
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	1,352,852	1,417,367
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	872,513	921,214
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	1,234,768	1,301,054
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,585,441	2,824,904
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,898,515	3,177,346
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	1,977,372	2,010,273
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,891,700	3,110,349
Federal National Mtg Assoc., CMO Series 2011-106 Class LV, 3.50%, 1/25/2023	3,852,760	4,045,494
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	3,222,105	3,463,888
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	3,142,640	3,366,396
Federal National Mtg Assoc., CMO Series 2011-24 Class VH, 4.00%, 6/25/2022	3,885,636	4,177,046
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,777,113	4,053,606
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,814,414	4,016,511
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	7,246,212	7,540,727
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	2,275,307	2,410,881
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50%, 9/25/2026	3,790,026	3,869,835
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	6,835	7,594
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	2,035	2,067
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	1,516	1,550

Certified Semi-Annual Report    13

iSCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2012 (Unaudited)

	Principal
Issuer-Description	Amount	Value
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	$35,320	$39,896
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	4,021	4,157
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	4,088	4,170
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	52,313	58,378
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	153,333	174,872
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	37,734	41,485
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	13,997	16,099
Federal National Mtg Assoc., Pool 725866, 4.50%, 9/1/2034	3,685,695	3,920,082
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	1,109,676	1,174,826
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	1,086,715	1,150,517
Federal National Mtg Assoc., Pool 895572, 2.698%, 6/1/2036	774,699	825,539
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	1,939,558	2,075,327
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	2,347,802	2,485,643
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	2,498,041	2,668,122
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	4,779,370	5,071,919
[d] Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	4,500,000	4,679,297
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	1,437,730	1,530,677
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	1,055,122	1,128,980
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	729,942	781,038
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	1,798,246	1,914,499
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	785,220	839,654
Federal National Mtg Assoc., Series 2011-98 Class VC, 3.50%, 1/25/2023	4,334,353	4,563,132
Government National Mtg Assoc., CMBS Series 2004-45 Class C, 5.67%, 10/16/2033	3,000,000	3,339,530
Government National Mtg Assoc., CMBS Series 2005-67 Class C, 4.907%, 3/16/2035	2,000,000	2,155,922
Government National Mtg Assoc., CMBS Series 2009-105 Class A, 3.456%, 12/16/2050	2,896,367	3,014,232
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.585%, 11/20/2059	5,268,560	5,866,040
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	795,131	795,020
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,296,800	1,424,480
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	910,019	1,001,418
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	12,410	13,562
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	679,037	740,760
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	11,879	12,679
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	2,141,287	2,377,256
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,137,393	4,637,243
Government National Mtg Assoc., Pool 731491, 5.156%, 12/20/2060	4,297,667	4,866,565
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,607,623	4,108,365
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	5,449,824	6,191,534
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,849,125	6,385,957
Government National Mtg Assoc., Pool 765151, 4.692%, 7/20/2061	3,037,347	3,392,120
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	2,046,220	2,149,212

TOTAL MORTGAGE BACKED (Cost $270,855,590)		275,244,674

SHORT TERM INVESTMENTS — 2.78%
Bank of New York Tri-Party Repurchase Agreement 0.22% dated 3/30/2012 due 4/2/2012, repurchase price $12,000,220 collateralized by 3 U.S. Government Agency debt securities, having an average coupon of 1.33%, a credit weighting of AAA, maturity dates from 6/25/2022 to 1/25/2035, and having an aggregate market value of $12,239,468 at 3/30/2012	12,000,000	12,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $12,000,000)		12,000,000

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2012 (Unaudited)

TOTAL INVESTMENTS — 93.64% (Cost $391,981,624)	$404,283,335

OTHER ASSETS LESS LIABILITIES — 6.36%	27,449,070

NET ASSETS — 100.00%	$431,732,405

Footnote Legend

a	Segregated as collateral for a when-issued security.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, the aggregate value of these securities in the Fund’s portfolio was $2,966,291, representing 0.69% of the Fund’s net assets.
d	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.10%
United States Treasury Notes, 1.00% due 4/30/2012	NR/NR	$2,500,000	$2,501,807
United States Treasury Notes, 1.75% due 4/15/2013	NR/NR	2,500,000	2,539,209
United States Treasury Notes, 2.50% due 3/31/2015	NR/NR	6,500,000	6,878,828
United States Treasury Notes, 5.125% due 5/15/2016	NR/NR	1,000,000	1,174,648
United States Treasury Notes, 4.875% due 8/15/2016	NR/NR	2,000,000	2,341,562
United States Treasury Notes, 3.00% due 2/28/2017	NR/NR	2,000,000	2,189,062
United States Treasury Notes, 2.125% due 8/15/2021	NR/NR	5,000,000	4,997,071

TOTAL U.S. TREASURY SECURITIES (Cost $21,461,964)			22,622,187

U.S. GOVERNMENT AGENCIES — 2.05%
[a]Agribank FCB, 9.125% due 7/15/2019	A/NR	13,935,000	17,680,338
Federal National Mtg Assoc., 7.491% due 8/1/2014	AA+/Aaa	12,896	12,896
Federal National Mtg Assoc., 2.00% due 3/26/2015	AA+/Aaa	3,000,000	3,024,841
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	5,224,247	5,252,763
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,602,892
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	1,735,853	1,906,025
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,789,519	3,135,951
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	1,249,530	1,326,915
[a,b]U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,517,500
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	NR/NR	2,324,017	2,719,100

TOTAL U.S. GOVERNMENT AGENCIES (Cost $39,559,130)			42,179,221

OTHER GOVERNMENT — 3.18%
[a,c]Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,087,328
[c]Export-Import Bank of Korea, 8.125% due 1/21/2014	A/A1	11,250,000	12,422,329
[c]Export-Import Bank of Korea, 5.875% due 1/14/2015	A/A1	3,000,000	3,271,803
[b,c]Government of Aruba, 6.80% due 4/2/2014	A-/NR	5,616,000	5,896,800
[a,c]Government of Bermuda, 5.603% due 7/20/2020	AA-/Aa2	3,000,000	3,378,250
[c]Korea Finance Corp., 4.625% due 11/16/2021	A/A1	7,500,000	7,649,707
[a,c]Korea Housing Finance Co., 3.50% due 12/15/2016	NR/Aa3	6,000,000	6,097,200
[a,c]Northern Rock Asset Management, 5.625% due 6/22/2017	AAA/Aaa	20,000,000	21,417,140
[a,c]State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,069,832

TOTAL OTHER GOVERNMENT (Cost $ 63,794,289)			65,290,389

MORTGAGE BACKED — 9.22%
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	743,229	789,280
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	3,784,494	4,001,126
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	1,051,763	1,094,359

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	NR/NR	$1,436,885	$1,496,622
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	NR/NR	830,280	865,169
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	3,279,129	3,471,767
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	3,263,549	3,417,536
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	NR/NR	840,356	859,707
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	1,861,475	1,983,728
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	437,304	449,473
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	NR/NR	2,100,039	2,236,020
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	3,000,000	3,116,788
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	NR/NR	2,093,650	2,223,462
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	NR/NR	2,473,507	2,535,159
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	NR/NR	2,071,254	2,094,026
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	4,573,135	5,077,646
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	4,000,000	4,342,676
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	946,598	987,896
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	NR/NR	1,052,621	1,077,141
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	1,841,593	1,911,523
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00% due 6/15/2026	NR/NR	881,571	957,555
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	5,820,090	6,275,744
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	5,678,956	5,672,181
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	AA+/Aaa	4,883,802	5,075,530
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AA+/Aaa	300,857	304,794
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	NR/NR	4,214,265	4,435,620
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	1,688,076	1,809,522
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	803,287	833,515
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	NR/NR	525,722	548,048
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00% due 8/25/2042	NR/NR	1,990,686	2,234,231
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	2,432,694	2,559,974
Federal National Mtg Assoc., CMO Series 2005-35 Class VG, 5.00% due 4/25/2016	NR/NR	917,791	945,773
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	1,425,165	1,554,684
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	NR/NR	3,845,375	4,155,749
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	2,410,484	2,612,436
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	NR/NR	2,977,530	3,009,207
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	NR/NR	2,866,425	3,042,731
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	NR/NR	3,582,248	3,765,370
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	NR/NR	1,667,882	1,771,782
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.644% due 3/25/2039	NR/NR	2,973,888	2,972,812
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	1,368,598	1,453,139
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AA+/Aaa	3,883,254	4,097,713
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	2,254,753	2,362,279
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	988,362	1,037,417
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	2,181,283	2,303,034
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	NR/NR	1,979,401	2,045,343
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	NR/NR	2,462,884	2,587,178
Federal National Mtg Assoc., CMO Series 2011-100 Class VE, 4.00% due 12/25/2022	NR/NR	7,452,639	7,908,482
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,864,711	3,081,319
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,840,957	1,974,182
Federal National Mtg Assoc., CMO Series 2011-24 Class VH, 4.00% due 6/25/2022	NR/NR	4,635,042	4,982,656
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50% due 9/25/2026	NR/NR	3,079,396	3,144,241
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	6,670,791	7,157,451
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AA+/Aaa	592,260	633,718
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	AA+/Aaa	2,664,236	2,912,031
[d] Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	AA+/Aaa	6,276,927	6,527,024
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	NR/NR	3,942,692	4,255,818

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	$2,271,757	$2,438,067
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AA+/Aaa	12,333	13,278
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	AA+/Aaa	5,781,475	6,418,592
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	AA+/Aaa	6,032,131	6,760,890
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AA+/Aaa	4,115,680	4,660,487
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AA+/Aaa	5,669,122	6,456,002
Government National Mtg Assoc., Pool 765151, 4.692% due 7/20/2061	AA+/Aaa	4,910,377	5,483,927
Government National Mtg Assoc., Pool 827148, 2.375% due 2/20/2024	AA+/Aaa	30,092	30,741

TOTAL MORTGAGE BACKED (Cost $186,918,312)			189,293,371

ASSET BACKED SECURITIES — 10.10%
ADVANCE RECEIVABLES — 0.92%
AH Mtg Advance Trust, Series SART-1 Class A2, 3.37% due 5/10/2043	AAA/NR	5,000,000	5,010,000
AH Mtg Advance Trust, Series SART-2 Class B1, 6.90% due 9/15/2043	BBB/NR	10,000,000	9,961,470
AH Mtg Advance Trust, Series SART-3 Class 1A2, 3.72% due 3/13/2044	AAA/NR	4,000,000	4,000,604

			18,972,074

AUTO RECEIVABLES — 0.18%
Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	A/NR	1,156,150	1,159,368
Santander Drive Auto Receivables Trust, 2.72% due 5/16/2016	AA/Aa1	2,500,000	2,542,408

			3,701,776

COMMERCIAL MTG TRUST — 1.80%
Banc of America Commercial Mtg Inc., Series 2002-PB2 Class C, 6.349% due 6/11/2035	BB+/Aa1	3,045,000	3,067,085
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,127,268
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.921% due 3/25/2034	B+/Caa2	388,870	331,802
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class A, 3.376% due 6/9/2028	NR/Aaa	5,000,000	5,145,712
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class B, 4.554% due 6/9/2028	NR/Aa2	1,500,000	1,587,839
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	1,094,503	1,121,014
DBUBS Mtg Trust, CMO Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	5,375,182	5,712,479
DBUBS Mtg Trust, CMO Series 2011-LC2A Class A1FL, 1.592% due 7/12/2044	NR/Aaa	1,410,526	1,431,726
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,375,922
JPMorgan Chase, Series 2011-FL1 Class B, 3.992% due 11/15/2028	AA/Aa2	2,725,000	2,711,375
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.787% due 8/12/2045	NR/Aaa	2,838,000	3,201,196
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	4,092,372

			36,905,790

CREDIT CARD — 0.35%
First Financial Bank USA, Series 2010-C Class B, 5.19% due 9/17/2018	AA-/NR	2,000,000	2,012,369
First Financial Bank USA, Series 2010-D Class A, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,132,228

			7,144,597

OTHER ASSET BACKED — 2.93%
[a,c] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,045,792
Dominos Pizza Master Issuer LLC, Series 2012-1A, 5.216% due 1/25/2042	BBB+/Baa1	7,500,000	7,605,386
[a]GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,500,000	9,445,346
MIRAMAX LLC, 6.25% due 10/20/2021	BBB/Baa3	9,214,286	9,410,702
Nomura Asset Securities Corp., Series 1998-D6 Class A2, 6.831% due 3/15/2030	AAA/Aaa	5,683,000	5,906,355
[b]Northwind Holdings LLC Floating Rate Bond, 1.268% due 12/1/2037	A/Baa1	4,768,750	3,730,355
Sierra Receivables Funding Co. LLC, Series 2012-1A Class A, 2.98% due 11/20/2028	A+/NR	10,000,000	10,016,746

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Sonic Capital LLC, 5.438% due 5/20/2041	BBB/Baa2	$7,800,000	$8,065,688

			60,226,370

RESIDENTIAL MTG TRUST — 2.46%
Ameriquest Mtg Securities Inc., Series 2004-R12 Class A4 Floating Rate Note, 0.712% due 1/25/2035	A+/Aaa	3,891,057	3,707,047
Arran Residential Mtgs Funding plc, Series 2011-1A Class A2C, 1.943% due 11/19/2047	NR/Aaa	5,000,000	5,006,784
Banc of America Mtg Securities Inc., Series 2005 A Class B1 Floating Rate Note, 3.176% due 2/25/2035	NR/NR	2,733,411	929,498
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 2.836% due 7/25/2034	BBB+/B1	270,619	228,282
Countrywide Home Loan, Series 2004 Class 1-A, 2.698% due 7/20/2034	A/Ba3	478,628	402,084
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	A+/Aa1	819,871	920,740
Home Equity Asset Trust, Series 2006-3 Class 2A, 0.422% due 7/25/2036	AAA/A1	2,061,636	2,043,751
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 2.492% due 10/25/2028	A+/B3	1,080,618	618,032
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 2.60% due 8/25/2034	CCC/NR	822,913	653,185
New Century Home Equity Loan Trust, Series 2005-2 Class A2C, 0.542% due 6/25/2035	AAA/Aa1	6,489,127	6,361,804
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.452% due 12/25/2035	AAA/ Baa2	1,879,935	1,645,855
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	AAA/ Baa1	6,797,408	6,738,167
Residential Asset Mtg Products, Inc., 0.542% due 3/25/2035	NR/Aa3	1,059,170	976,848
Residential Asset Mtg Products, Inc., 7.125% due 4/25/2031	AAA/NR	3,081,185	3,284,284
[a]RiverView HECM Trust, Series 2007-1 Class A, 0.62% due 5/25/2047	A-/Ba3	6,401,725	5,665,527
[c]Silverstone Master Issuer Floating Rate Note, Series 2010-1A Class A1, 1.961% due 1/21/2055	AAA/Aaa	5,000,000	5,003,839
Structured Asset Securities Corp., 2.716% due 3/25/2033	AAA/ Baa1	3,170,637	2,719,548
Structured Asset Securities Corp. Series 2004-3 Class 3-A1, 5.50% due 3/25/2019	AAA/ Baa2	1,832,797	1,874,158
Washington Mutual Mtg, Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	AAA/NR	1,532,675	1,550,224
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.618% due 2/25/2035	CC/C	936,258	94,054
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.625% due 3/25/2035	NR/NR	1,017,969	93,009

			50,516,720

STUDENT LOAN — 1.46%
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Bond, 0.864% due 9/15/2020	AA-/Aa2	3,772,495	3,595,877
SLM Student Loan Trust, Series 2004-B Class A3 Floating Rate Bond, 0.804% due 3/15/2024	A+/Aaa	8,000,000	6,134,627
[e]SLM Student Loan Trust, Series 2006-A Class A4 Floating Rate Bond, 0.664% due 12/15/2023	A+/Aa1	12,075,000	10,901,864
SLM Student Loan Trust, Series 2006-B Class A3 Floating Rate Bond, 0.614% due 12/15/2022	A/Aaa	4,286,127	4,229,896
SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,007,808

			29,870,072

TOTAL ASSET BACKED SECURITIES (Cost $210,696,476)			207,337,399

CORPORATE BONDS — 58.64%
AUTOMOBILES & COMPONENTS — 1.38%
AUTOMOBILES — 1.38%
[a]American Honda Finance, 2.60% due 9/20/2016	A+/A1	5,000,000	5,139,920
[a]Harley-Davidson Funding Corp., 5.25% due 12/15/2012	BBB+/ Baa1	3,000,000	3,078,987
[a]Harley-Davidson Funding Corp., 5.75% due 12/15/2014	BBB+/ Baa1	10,000,000	10,902,920
[a]Hyundai Capital America, 3.75% due 4/6/2016	BBB+/ Baa2	500,000	511,925
[c]Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/ Baa2	8,000,000	8,759,488

			28,393,240

BANKS — 12.24%
COMMERCIAL BANKS — 12.24%
[a,c]ABN AMRO Bank N.V., 4.25% due 2/2/2017	A+/Aa3	1,000,000	1,014,510
[a,c]ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,088,116

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a,c]ANZ National International Ltd., 6.20% due 7/19/2013	AA-/Aa3	$1,000,000	$1,049,712
[a,c]Australia and New Zealand Bank, 2.40% due 11/23/2016	NR/Aaa	6,000,000	6,050,598
[a,c]Banco Bradesco, 4.50% due 1/12/2017	BBB/Baa1	2,500,000	2,630,000
[a,c,d]Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	NR/NR	4,000,000	3,994,080
[a,c]Banco Santander, 2.574% due 3/18/2014	BBB/Baa1	7,883,000	7,739,387
[a,c]Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,169,352
[c]Bank of Nova Scotia, 2.55% due 1/12/2017	AA-/Aa1	5,000,000	5,126,335
[a,c]Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	5,000,000	5,097,390
[c]Barclays Bank plc, 2.75% due 2/23/2015	NR/NR	5,000,000	5,047,610
[a,c]BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/Aaa	10,000,000	10,061,900
[a]CoBank, ACB, 7.875% due 4/16/2018	A/NR	14,331,000	17,135,634
[a,c]Commonwealth Bank of Australia, 2.25% due 3/16/2017	NR/Aaa	7,500,000	7,501,155
[c]Corp Andina de Fomento, 3.75% due 1/15/2016	A+/A1	11,000,000	11,403,304
[a,c]Credit Agricole London, 2.011% due 1/21/2014	A/Aa3	7,000,000	6,841,177
[a,c]Danske Bank A/S, 3.75% due 4/1/2015	A/A2	4,000,000	3,993,700
[a,c]Danske Bank A/S, 3.875% due 4/14/2016	A/A2	10,000,000	9,861,680
[b,c]DFS Funding Corp. Floating Rate Note, 1.299% due 6/15/2015	NR/Baa2	5,200,000	4,875,000
[a,c,d]DNB Bank ASA, 3.20% due 4/3/2017	A+/Aa3	10,000,000	10,039,410
First Niagara Finance Group, 6.75% due 3/19/2020	BBB/Baa2	740,000	810,522
First Niagara Finance Group, 7.25% due 12/15/2021	BBB-/Baa3	4,000,000	4,281,676
[a,c]HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa2	2,000,000	2,088,574
HSBC Bank USA, N.A., 4.875% due 8/24/2020	A/A1	1,000,000	1,024,651
[c]HSBC Holdings plc, 4.875% due 1/14/2022	A+/Aa2	2,000,000	2,118,904
HSBC USA, Inc., 2.375% due 2/13/2015	A+/A1	2,000,000	2,013,714
[a,c]Intesa Sanpaolo SpA, 2.892% due 2/24/2014	BBB+/A2	5,000,000	4,876,950
[a,c]Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	7,000,000	7,720,797
[a,c]National Bank of Canada, 2.20% due 10/19/2016	NR/Aaa	2,000,000	2,054,448
National City Bank Floating Rate Note, 0.845% due 6/7/2017	A-/A3	4,000,000	3,646,108
Nations Bank Corp., 7.23% due 8/15/2012	A-/Baa1	250,000	252,262
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,031,862
PNC Bank NA, 6.00% due 12/7/2017	A-/A3	2,482,000	2,813,469
[c]Rabobank Nederland, 3.375% due 1/19/2017	AA/Aaa	2,000,000	2,044,678
[c]Royal Bank of Scotland plc, 3.95% due 9/21/2015	A/A2	4,000,000	4,044,384
[c]Royal Bank of Scotland plc, 4.875% due 3/16/2015	A/A2	1,600,000	1,663,130
[a,c]Royal Bank of Scotland plc, 4.875% due 8/25/2014	A/A2	5,000,000	5,196,115
[a,c]Santander Issuances, 6.50% due 8/11/2019	A-/A2	5,000,000	4,733,615
[a,c]Societe Generale, 3.10% due 9/14/2015	A/A1	6,000,000	5,836,902
[a,b]Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	A/A2	5,920,404	7,814,934
[a,c]Sparebank I Boligkreditt AS, 2.30% due 6/30/2017	NR/NR	5,000,000	4,981,850
[a,c]Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	5,000,000	5,096,495
[c]Svenska Handelsbanken AB, 3.125% due 7/12/2016	AA-/Aa2	6,000,000	6,113,766
[a,c]Swedbank Hypotek AB, 2.375% due 4/5/2017	NR/NR	5,000,000	5,018,190
[a,c]Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	3,102,306
US Bank NA, 3.778% due 4/29/2020	A/Aa3	10,000,000	10,440,660
[a]Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	3,058,218
Wells Fargo & Co., 2.625% due 12/15/2016	A+/A2	4,000,000	4,089,808
Wells Fargo Bank NA, 0.708% due 5/16/2016	A+/A1	4,629,000	4,410,104
[c]Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,070,310
[a,c]Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	5,274,820
Zions Bancorp, 4.50% due 3/27/2017	BBB-/NR	3,000,000	2,981,250

			251,425,522

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
CAPITAL GOODS — 2.78%
AEROSPACE & DEFENSE — 0.08%
Boeing Co., 5.00% due 3/15/2014	A/A2	$1,500,000	$1,631,307
CONSTRUCTION & ENGINEERING — 0.19%
[a]URS Corp., 3.85% due 4/1/2017	NR/NR	4,000,000	3,986,916
INDUSTRIAL CONGLOMERATES — 1.16%
General Electric Co., 5.25% due 12/6/2017	AA+/Aa2	2,500,000	2,891,160
[a,c]Hutchison Whampoa Ltd., 3.50% due 1/13/2017	NR/A3	5,000,000	5,060,890
[c]Philips Electronics N.V., 3.75% due 3/15/2022	NR/NR	3,500,000	3,520,744
[a,c]Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,564,978
[a,c]Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	3,000,000	3,202,371
[a]Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,000,000	5,510,100
MACHINERY — 0.75%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,792,863
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB+/Baa1	3,000,000	3,459,720
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,639,149
[a,c]Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	8,000,000	8,569,496
TRADING COMPANIES & DISTRIBUTORS — 0.60%
[a,b]Air Lease Corp., 7.375% due 1/30/2019	NR/NR	12,000,000	12,240,000

			57,069,694

COMMERCIAL & PROFESSIONAL SERVICES — 0.25%
COMMERCIAL SERVICES & SUPPLIES — 0.25%
Allied Waste North America, Inc., 6.875% due 6/1/2017	BBB/Baa3	4,000,000	4,175,000
Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,013,479

			5,188,479

CONSUMER DURABLES & APPAREL — 0.18%
HOUSEHOLD DURABLES — 0.05%
Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa2	970,000	1,066,744
TEXTILES, APPAREL & LUXURY GOODS — 0.13%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,601,092

			3,667,836

DIVERSIFIED FINANCIALS — 9.38%
CAPITAL MARKETS — 5.03%
[c]AMVESCAP plc, 5.375% due 2/27/2013	A-/A3	5,606,000	5,817,464
Bank of New York Mellon, 2.40% due 1/17/2017	A+/Aa3	7,000,000	7,165,690
[a,c]CDP Financial, Inc., 4.40% due 11/25/2019	AAA/Aaa	5,000,000	5,397,385
[a,c]CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,187,908
[a,c]Credit Suisse Group AG - Guernsey, 1.625% due 3/6/2015	NR/NR	8,000,000	8,027,088
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB+/A3	5,000,000	5,172,260
[a]FMR LLC, 4.75% due 3/1/2013	A+/A2	5,000,000	5,168,565
Goldman Sachs Group, Inc. Floating Rate Note, 0.961% due 7/22/2015	A-/A1	8,890,000	8,312,381
Goldman Sachs Group, Inc. Floating Rate Note, 0.924% due 3/22/2016	A-/A1	5,000,000	4,563,910
[a,c]Gruposura Finance, 5.70% due 5/18/2021	BBB-/NR	1,500,000	1,567,500
[a,c]IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,010,000
[a,c]IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,022,500
[a,c]Macquarie Bank Ltd., 5.00% due 2/22/2017	A/A2	5,000,000	5,038,050
[a,c]Macquarie Group Ltd., 7.30% due 8/1/2014	BBB/A3	8,000,000	8,574,792
[a,c]Macquarie Group Ltd., 7.625% due 8/13/2019	BBB/A3	2,000,000	2,151,712
[c]Man Group plc, 6.50% due 8/1/2013	NR/Baa2	5,000,000	5,126,500

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[c]Man Group plc Floating Rate Note, 2.124% due 9/22/2015	NR/Baa3	$5,000,000	$4,004,600
Merrill Lynch & Co., 1.092% due 5/2/2017	BBB+/Baa2	2,500,000	2,029,330
Merrill Lynch & Co., 6.875% due 4/25/2018	A-/Baa1	2,000,000	2,223,398
Morgan Stanley, 4.75% due 3/22/2017	A-/A2	5,000,000	5,001,665
Morgan Stanley Floating Rate Note, 3.006% due 5/14/2013	A-/A2	5,000,000	5,037,760
Murray Street Investment Trust, 4.647% due 3/9/2017	A-/A1	5,000,000	5,003,705
[c]Nomura Holdings, Inc., 5.00% due 3/4/2015	BBB+/Baa3	1,500,000	1,559,884
CONSUMER FINANCE — 0.99%
American Express Credit Co., 5.125% due 8/25/2014	BBB+/A2	3,000,000	3,262,788
American Express Credit Co., 2.80% due 9/19/2016	BBB+/A2	8,000,000	8,219,208
[a,c]Banque PSA Finance, 2.481% due 4/4/2014	BBB/Baa1	7,000,000	6,756,799
Western Union Co., 3.65% due 8/22/2018	A-/A3	2,000,000	2,138,298
DIVERSIFIED FINANCIAL SERVICES — 3.36%
Bank of America Corp., 4.50% due 4/1/2015	A-/Baa1	1,000,000	1,035,764
Bank of America Corp., 6.50% due 8/1/2016	A-/Baa1	2,000,000	2,198,968
[a]Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	A+/Aa3	3,000,000	3,027,690
[a,c]BM&F Bovespa SA, 5.50% due 7/16/2020	BBB+/Baa1	1,000,000	1,062,500
Citigroup, Inc., 6.00% due 12/13/2013	A-/A3	2,000,000	2,118,994
Citigroup, Inc., 2.65% due 3/2/2015	A-/NR	2,000,000	1,999,636
Citigroup, Inc., 6.50% due 8/19/2013	A-/A3	1,000,000	1,057,921
Citigroup, Inc., 5.00% due 9/15/2014	BBB+/Baa1	3,000,000	3,106,887
[a]CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	4,911,041
General Electric Capital Corp. Floating Rate Note, 0.624% due 12/28/2018	AA+/Aa2	4,850,000	4,145,067
General Electric Capital Corp. Floating Rate Note, 0.614% due 6/20/2014	BBB-/Aa2	4,000,000	3,941,884
[c]IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa3	3,000,000	3,052,500
[a,c]IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa3	3,500,000	3,600,625
JPMorgan Chase & Co., 4.35% due 8/15/2021	A/Aa3	4,000,000	4,086,936
JPMorgan Chase Bank NA, 0.804% due 6/13/2016	A/Aa2	12,875,000	11,962,459
[c]Korea Development Bank, 8.00% due 1/23/2014	A/A1	3,000,000	3,303,600
MBNA Corp., 6.125% due 3/1/2013	A-/Baa1	1,305,000	1,350,521
[a,c]National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,125,998
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,900,656
[a]USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,010,024

			192,540,811

ENERGY — 5.02%
ENERGY EQUIPMENT & SERVICES — 0.76%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A2	2,000,000	2,185,808
Nabors Industries, Inc., 9.25% due 1/15/2019	BBB/Baa2	4,000,000	5,134,920
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,354,598
OIL, GAS & CONSUMABLE FUELS — 4.26%
[a,c]BG Energy Capital plc, 2.875% due 10/15/2016	A/A2	5,000,000	5,172,750
[c]BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,144,984
[a,c]Canadian Oil Sands Trust, 4.50% due 4/1/2022	BBB/Baa2	3,000,000	3,022,083
ConocoPhillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,073,723
[a]DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	6,500,000	8,307,085
[a,c]Dolphin Energy Ltd., 5.50% due 12/15/2021	NR/A1	2,000,000	2,107,500
Energen Corp., 4.625% due 9/1/2021	BBB/Baa3	10,000,000	9,967,160
Energy Transfer Partners LP, 9.70% due 3/15/2019	BBB-/Baa3	3,856,000	4,929,869
[a]Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,077,910
[a,c]Gazprom, 4.95% due 5/23/2016	BBB/Baa1	4,000,000	4,145,080
[a,c]Korea National Oil Corp., 4.00% due 10/27/2016	A/A1	2,000,000	2,087,112
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	752,758

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[c]Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	$1,000,000	$1,225,487
[a]Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	59,000
NuStar Logistics LP, 4.75% due 2/1/2022	BBB-/Baa3	5,000,000	4,915,750
[a,c]Odebrecht Drill VIII/IX, 6.35% due 6/30/2021	NR/Baa3	5,880,000	6,262,200
[a,c]Origin Energy Finance Ltd., 5.45% due 10/14/2021	BBB+/Baa1	10,000,000	10,209,900
[a]Phillips 66, 2.95% due 5/1/2017	BBB/Baa1	2,000,000	2,032,804
[a]Semco Energy, Inc., 5.15% due 4/21/2020	BBB+/A3	3,000,000	3,242,184
[c]Shell International Finance, 3.10% due 6/28/2015	AA/Aa1	3,000,000	3,211,224
Sunoco Logistics, 8.75% due 2/15/2014	NR/Baa2	5,000,000	5,514,385
Valero Logistics, 6.875% due 7/15/2012	BBB-/Baa3	2,700,000	2,731,020
[a,c]Woodside Finance Ltd., 8.125% due 3/1/2014	BBB+/Baa1	2,000,000	2,217,024

			103,084,318

FOOD, BEVERAGE & TOBACCO — 2.25%
BEVERAGES — 1.25%
Anheuser-Busch Cos., Inc., 4.375% due 1/15/2013	A-/A3	2,000,000	2,056,012
Anheuser-Busch Cos., Inc., 4.70% due 4/15/2012	A-/A3	1,000,000	1,001,196
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	A+/NR	3,380,000	3,965,166
[c]Coca Cola HBC Finance BV, 5.125% due 9/17/2013	A-/A3	6,524,000	6,840,545
[c]Coca Cola HBC Finance BV, 5.50% due 9/17/2015	A-/A3	7,985,000	8,798,759
[a]Sabmiller Holdings, Inc., 2.45% due 1/15/2017	BBB+/NR	3,000,000	3,037,629
FOOD PRODUCTS — 0.10%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,035,725
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB-/Baa2	1,000,000	1,044,744
TOBACCO — 0.90%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,117,402
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	3,000,000	4,076,478
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,874,795
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,000,000	6,207,985
UST, Inc., 5.75% due 3/1/2018	BBB/NR	1,000,000	1,093,878

			46,150,314

HEALTH CARE EQUIPMENT & SERVICES — 0.05%
HEALTH CARE PROVIDERS & SERVICES — 0.05%
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,088,622

			1,088,622

HOTELS RESTAURANTS & LEISURE — 0.24%
HOTELS, RESTAURANTS & LEISURE — 0.24%
[a]Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,747,253
[a,c]TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,160,000

			4,907,253

INSURANCE — 4.04%
INSURANCE — 4.04%
Aflac, Inc., 8.50% due 5/15/2019	A-/A3	3,000,000	3,915,603
Aflac, Inc., 2.65% due 2/15/2017	A-/A3	2,000,000	2,022,604
Alterra Finance LLC, 6.25% due 9/30/2020	BBB+/Baa2	3,000,000	3,159,690
CNA Financial Corp., 6.50% due 8/15/2016	BBB-/Baa3	2,035,000	2,286,809
CNA Financial Corp., 7.35% due 11/15/2019	BBB-/Baa3	2,507,000	2,926,534
Fidelity National Financial, 6.60% due 5/15/2017	BBB-/Baa3	6,000,000	6,352,674
[a]Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	5,700,000	5,628,699
[a]Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	1,037,392

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Hanover Insurance Group, 6.375% due 6/15/2021	BBB-/Baa3	$2,480,000	$2,614,976
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	5,370,000	5,579,989
Kemper Corp., 6.00% due 5/15/2017	BBB-/Baa3	1,950,000	2,080,166
[a]Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,053,990
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	1,043,901
[a,d]MassMutual Global Funding LLC, 2.00% due 4/5/2017	NR/NR	8,000,000	7,972,776
[a]MetLife Global Funding I, 1.332% due 1/10/2014	AA-/Aa3	6,000,000	6,005,046
[a]MetLife Global Funding I, 2.00% due 1/9/2015	AA-/Aa3	5,000,000	5,053,000
[c]Montpelier Re Holdings Ltd., 6.125% due 8/15/2013	BBB/NR	7,035,000	7,318,848
[a]Prudential Covered Trust Co., 2.997% due 9/30/2015	NR/NR	3,000,000	3,033,867
[a,c]QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	9,141,000	8,541,030
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,274,685

			82,902,279

MATERIALS — 2.11%
CHEMICALS — 0.61%
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	334,950
[a]Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,824,788
[a]Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	3,000,000	3,040,944
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,379,684
CONSTRUCTION MATERIALS — 0.24%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	4,150,000	4,909,375
METALS & MINING — 1.26%
[a,c]Anglo American Capital, 9.375% due 4/8/2014	BBB+/Baa1	1,000,000	1,150,935
[c]Anglogold Holdings plc, 5.375% due 4/15/2020	BBB-/Baa2	3,500,000	3,602,662
[c]Arcelormittal, 3.75% due 8/5/2015	BBB-/Baa3	3,000,000	3,047,343
[c]Arcelormittal, 9.85% due 6/1/2019	BBB-/Baa3	4,100,000	4,933,448
[c]Arcelormittal, 4.50% due 2/25/2017	BBB-/Baa3	3,000,000	3,008,778
[a,c,e]Kinross Gold Corp., 3.625% due 9/1/2016	BBB-/Baa3	7,000,000	7,043,267
[a,c]Xstrata Canada Finance Corp., 3.60% due 1/15/2017	BBB+/Baa2	3,000,000	3,096,660

			43,372,834

MEDIA — 0.60%
MEDIA — 0.60%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625% due 5/15/2016	BBB/Baa2	5,000,000	5,237,500
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	234,174
Time Warner Cable, Inc., 4.00% due 9/1/2021	BBB/Baa2	2,000,000	2,049,172
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,034,257
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,688,352

			12,243,455

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.89%
BIOTECHNOLOGY — 0.39%
Biogen Idec, Inc., 6.875% due 3/1/2018	BBB+/Baa2	3,000,000	3,657,339
Genzyme Corp., 3.625% due 6/15/2015	AA-/A2	3,000,000	3,242,622
Genzyme Corp., 5.00% due 6/15/2020	AA-/A2	1,000,000	1,154,717
PHARMACEUTICALS — 0.50%
[c]Teva Pharmaceuticals, 2.40% due 11/10/2016	A-/A3	4,500,000	4,608,220
[c]Teva Pharmaceuticals, 3.65% due 11/10/2021	A-/A3	3,500,000	3,542,977
[b]Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 4.812% due 2/1/2014	AA/A1	2,000,000	2,051,000

			18,256,875

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
REAL ESTATE — 0.82%
REAL ESTATE INVESTMENT TRUSTS — 0.82%
Alexandria Real Estate Equities, Inc., 4.60% due 4/1/2022	BBB-/Baa2	$2,000,000	$1,957,786
Boston Properties LP, 5.625% due 11/15/2020	A-/Baa2	5,000,000	5,693,135
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa2	4,000,000	4,259,488
[a,c]Goodman Funding Property Ltd., 6.00% due 3/22/2022	NR/NR	5,000,000	4,993,190

			16,903,599

RETAILING — 1.04%
MULTILINE RETAIL — 0.41%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	8,000,000	8,366,488
SPECIALTY RETAIL — 0.63%
Best Buy Co., Inc., 3.75% due 3/15/2016	BBB-/Baa2	8,000,000	8,066,544
Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	3,000,000	3,181,992
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,704,314

			21,319,338

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.97%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.97%
Intel Corp., 1.95% due 10/1/2016	A+/A1	2,700,000	2,780,867
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	14,314,000	17,066,654

			19,847,521

SOFTWARE & SERVICES — 1.48%
INFORMATION TECHNOLOGY SERVICES — 0.58%
Computer Sciences Corp., 6.50% due 3/15/2018	BBB+/Baa1	6,075,000	6,576,188
Computer Sciences Corp., 5.50% due 3/15/2013	BBB+/Baa1	1,000,000	1,037,500
Electronic Data Systems Corp., 6.00% due 8/1/2013	BBB+/A3	1,000,000	1,062,780
SAIC Inc., 4.45% due 12/1/2020	A-/A3	2,000,000	2,107,828
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,092,473
SOFTWARE — 0.90%
BMC Software, Inc., 7.25% due 6/1/2018	BBB+/Baa2	15,564,000	18,419,091

			30,295,860

TECHNOLOGY HARDWARE & EQUIPMENT — 0.27%
COMPUTERS & PERIPHERALS — 0.27%
Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	548,195
Hewlett-Packard Co., 2.60% due 9/15/2017	NR/NR	3,000,000	2,998,152
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/A3	2,000,000	2,080,818

			5,627,165

TELECOMMUNICATION SERVICES — 3.92%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.72%
AT&T, Inc., 4.85% due 2/15/2014	A-/A2	1,000,000	1,075,195
[c]France Telecom, 5.375% due 7/8/2019	A-/A3	10,000,000	11,282,720
[a,b]Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa1	4,011,475	4,442,091
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,893,616
[a,c]Oi S.A., 5.75% due 2/10/2022	BBB-/Baa2	5,000,000	5,143,750
[a,c]Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	506,750
[a,c]Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,093,500
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,348,750
[a,e]SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	8,585,000	8,951,167

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a]SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	$2,100,000	$2,266,402
[c]Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,157,500
[c]Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB+/Baa1	10,000,000	10,660,730
WIRELESS TELECOMMUNICATION SERVICES — 1.20%
[c]America Movil S.A.B. de C.V., 2.375% due 9/8/2016	A-/A2	2,500,000	2,530,812
[c]America Movil S.A.B. de C.V., 5.00% due 10/16/2019	A-/A2	5,000,000	5,556,460
[a]Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	4,884,726
[a]Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	8,220,000	8,970,470
[a]Richland Towers, 4.606% due 3/15/2041	NR/NR	2,603,552	2,731,019

			80,495,658

TRANSPORTATION — 1.96%
AIR FREIGHT & LOGISTICS — 0.28%
[a,b]FedEx Corp., 2.625% due 1/15/2018	BBB/A3	5,000,000	5,012,500
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	640,076	716,885
AIRLINES — 1.00%
American Airlines Pass-Through Trust, 8.625% due 4/15/2023	BBB-/Baa3	2,000,000	2,110,000
[a]Aviation Capital Group, 6.75% due 4/6/2021	BBB-/NR	3,000,000	2,909,730
[a]Aviation Capital Group, 7.125% due 10/15/2020	BBB-/NR	6,912,000	6,940,201
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/A2	6,661,053	6,727,663
United Airlines, Inc. Pass-Through Certificates, 10.40% due 5/1/2018	BBB+/Baa2	1,535,713	1,750,712
ROAD & RAIL — 0.68%
[a,c]Asciano Finance, 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,065,732
[a,c]Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa2	5,000,000	4,835,550
[a,c]Asciano Finance, 3.125% due 9/23/2015	BBB-/Baa2	3,000,000	2,982,318
Ryder System, Inc., 3.50% due 6/1/2017	BBB+/Baa1	4,000,000	4,158,508

			40,209,799

UTILITIES — 6.77%
ELECTRIC UTILITIES — 5.13%
Centerpoint Energy, 7.00% due 3/1/2014	A-/A3	2,000,000	2,219,060
[a,c]E.ON International Finance BV, 5.80% due 4/30/2018	A/A3	2,000,000	2,323,162
[a,c]Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,340,656
Empire District Electric Co., 4.65% due 6/1/2020	BBB+/A3	3,000,000	3,227,877
[a,c]Enel Finance International S.A., 6.25% due 9/15/2017	BBB+/A3	9,500,000	10,099,716
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,707,498
Entergy Texas, Inc., 3.60% due 6/1/2015	BBB+/Baa2	3,000,000	3,108,243
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	2,000,000	2,380,712
[a]Great River Energy Series 2007-A, 5.829% due 7/1/2017	A-/A3	3,075,286	3,336,286
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	954,373
[a,c]Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	A-/A3	6,000,000	6,157,662
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,189,199
[a]Kincaid Generation LLC, 7.33% due 6/15/2020	BBB-/Baa3	7,595,744	8,440,349
[a,c]Korea Hydro and Nuclear Power Co., Ltd., 4.75% due 7/13/2021	A/A1	7,000,000	7,255,766
[a,c]Korea Southern Power Co., 5.375% due 4/18/2013	A/A1	1,000,000	1,025,882
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,805,372
[a]Midland Cogen Venture, 6.00% due 3/15/2025	BBB-/NR	7,912,000	8,078,345
[a]Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	5,495,000	6,261,201
MP Environmental, 4.982% due 7/15/2016	AAA/Aaa	1,856,257	1,934,415
PPL Energy Supply LLC, 4.60% due 12/15/2021	BBB/Baa2	6,750,000	6,872,330
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB-/Baa3	3,000,000	3,018,174
[a]Rochester Gas & Electric, 5.90% due 7/15/2019	A-/A3	11,732,000	13,271,062
[a]Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,934,743	4,020,048

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	$1,000,000	$1,236,519
GAS UTILITIES — 0.42%
[a,c]ENN Energy Holdings Ltd., 6.00% due 5/13/2021	BBB-/Baa3	6,000,000	5,763,438
[a]Maritimes and North East Pipeline, 7.50% due 5/31/2014	BBB/Baa3	2,694,900	2,883,112
MULTI-UTILITIES — 1.22%
Ameren Energy Generating Co., 7.00% due 4/15/2018	BB-/Ba2	2,000,000	1,770,000
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,610,760
[a]Enogex LLC, 6.875% due 7/15/2014	BBB-/Baa3	4,000,000	4,340,992
[a]Enogex LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,044,095
Scana Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,001,008
[a,c]Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	NR/A3	5,000,000	5,287,500
Union Electric Co., 4.65% due 10/1/2013	BBB+/A3	2,000,000	2,093,248

			139,058,060

TOTAL CORPORATE BONDS (Cost $1,165,280,406)			1,204,048,532

CONVERTIBLE BONDS — 0.65%
DIVERSIFIED FINANCIALS — 0.41%
CAPITAL MARKETS — 0.41%
Apollo Investment Corp., 5.75% due 1/15/2016	BBB/NR	8,500,000	8,330,000

			8,330,000

MATERIALS — 0.24%
METALS & MINING — 0.24%
[c]Kinross Gold Corp., 1.75% due 3/15/2028	NR/NR	5,000,000	4,962,500

			4,962,500

TOTAL CONVERTIBLE BONDS (Cost $13,253,241)			13,292,500

MUNICIPAL BONDS — 7.29%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	BBB/Baa2	685,000	687,946
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: AGM)	AA-/Aa3	120,000	123,841
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A1	5,000,000	5,549,500
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	BBB+/A1	2,095,000	2,107,989
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	BBB+/A1	3,270,000	3,357,636
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,362,272
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A-/NR	3,905,000	4,515,273
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,278,400
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,302,576
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,238,232
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	5,023,550
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	BBB-/NR	395,000	396,880
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,605,000	3,755,401
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,221,580
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,390,108
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,912,768
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: AGM)	AA-/Aa3	1,385,000	1,432,450
Illinois Finance Authority Revenue Bonds, 5.629% due 7/1/2016 (Insured: Syncora)	A+/NR	1,735,000	1,781,810
[e] Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,451,920
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020	A+/A3	10,000,000	11,159,400
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	A+/A1	3,000,000	3,304,050
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA-/Aa3	1,795,000	1,786,420
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,125,000	1,174,489

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2012 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	$3,350,000	$3,461,622
[a]Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa3	1,105,000	1,100,757
Mississippi Development Bank Special Obligation, 5.21% due 7/1/2013 (Insured: AGM)	AA-/NR	1,200,000	1,259,016
New York City Transitional Finance Authority Revenue, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,727,750
New York, New York GO, 3.48% due 10/1/2018	AA/Aa2	3,500,000	3,748,780
North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,065,020
[e] Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,619,328
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,542,364
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,512,070
Orleans Parish Louisiana School Board GO, 4.40% due 2/1/2021	AA-/Aa3	10,000,000	10,569,400
Port St. Lucie Florida Lease Revenue, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,501,399
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,415,000	2,434,924
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA-/Aa2	2,000,000	2,304,840
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	2,005,000	2,083,776
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/A2	6,500,000	7,455,890
San Jose California Redevelopment Agency Tax Allocation, 3.447% due 8/1/2013	A/A3	1,000,000	1,020,110
San Jose California Redevelopment Agency Tax Allocation, 4.281% due 8/1/2014	A/A3	750,000	785,333
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,950,000	4,708,163
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	5,353,350
University of Chicago, 3.065% due 10/1/2024	AA/NR	2,000,000	1,990,740
Victor New York, 9.20% due 5/1/2014	NR/NR	490,000	507,728
Wallenpaupack Pennsylvania Area School District GO, 3.80% due 9/1/2019 (State Aid Withholding)	AA-/NR	3,000,000	3,050,430
Wallenpaupack Pennsylvania Area School District GO, 4.00% due 9/1/2020 (State Aid Withholding)	AA-/NR	2,750,000	2,781,322
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	1,680,000	1,655,371
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA-/NR	1,000,000	1,069,900

TOTAL MUNICIPAL BONDS (Cost $140,770,172)			149,623,874

SHORT TERM INVESTMENTS — 5.96%
Bank of New York Tri-Party Repurchase Agreement 0.30% dated 3/30/2012 due 4/2/2012, repurchase price $60,001,500 collateralized by 18 U.S. Government Agency debt securities, having an average coupon of 2.66%, a credit weighting of AAA, maturity dates from 2/1/2027 to 4/1/2042, and having an aggregate market value of $61,073,565 at 3/30/2012	NR/NR	60,000,000	60,000,000
Northern Illinois Gas Corp., 0.35% due 4/2/2012	NR/NR	33,908,000	33,907,671
Oglethorpe Power Corp., 0.20% due 4/2/2012	NR/NR	28,592,000	28,591,841

TOTAL SHORT TERM INVESTMENTS (Cost $122,499,512)			122,499,512

TOTAL INVESTMENTS — 98.19% (Cost $1,964,233,502)			$2,016,186,985
OTHER ASSETS LESS LIABILITIES — 1.81%			37,063,364

NET ASSETS — 100.00%			$2,053,250,349

28     Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, the aggregate value of these securities in the Fund’s portfolio was $662,783,081, representing 32.28% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	When-issued security.
e	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Semi-Annual Report     29

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $391,981,624 and $1,964,233,502) (Note 2)	$404,283,335	$2,016,186,985
Cash	31,275,681	260,541
Receivable for investments sold	—	33,529,492
Receivable for fund shares sold	1,371,538	27,134,865
Dividend and interest reclaim receivable	—	23,915
Interest receivable	2,020,868	18,197,886
Prepaid expenses and other assets	53,152	123,480

Total Assets	439,004,574	2,095,457,164

LIABILITIES
Payable for investments purchased	4,681,078	36,502,024
Payable for fund shares redeemed	1,875,302	3,109,778
Payable to investment advisor and other affiliates (Note 3)	272,188	1,261,760
Accounts payable and accrued expenses	242,366	252,651
Dividends payable	201,235	1,080,602

Total Liabilities	7,272,169	42,206,815

NET ASSETS	$431,732,405	$2,053,250,349

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,189,563)	$(989,104)
Net unrealized appreciation on investments	12,301,711	51,953,483
Accumulated net realized gain (loss)	(909,255)	3,980,487
Net capital paid in on shares of beneficial interest	421,529,512	1,998,305,483

	$431,732,405	$2,053,250,349

30    Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($214,230,342 and $810,756,098 applicable to 15,510,367 and 60,469,851 shares of beneficial interest outstanding - Note 4)	$13.81	$13.41
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$14.02	$13.61

Class B Shares:
Net asset value and offering price per share* ($3,808,332 applicable to 276,360 shares of beneficial interest outstanding - Note 4)	$13.78	$—

Class C Shares:
Net asset value and offering price per share* ($102,743,391 and $480,468,472 applicable to 7,393,879 and 35,894,083 shares of beneficial interest outstanding - Note 4)	$13.90	$13.39

Class I Shares:
Net asset value, offering and redemption price per share ($94,875,203 and $702,371,502 applicable to 6,869,311 and 52,377,157 shares of beneficial interest outstanding - Note 4)	$13.81	$13.41

Class R3 Shares:
Net asset value, offering and redemption price per share ($16,075,137 and $59,654,277 applicable to 1,163,152 and 4,446,367 shares of beneficial interest outstanding - Note 4)	$13.82	$13.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2012 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $847,504 and $3,410,807 and net of paydown losses of $1,796,747 and $950,162)	$5,548,214	$34,752,931

EXPENSES:
Investment advisory fees (Note 3)	800,568	3,740,573
Administration fees (Note 3)
Class A Shares	130,769	432,691
Class B Shares	2,673	—
Class C Shares	65,157	259,889
Class I Shares	23,472	139,330
Class R3 Shares	9,579	27,891
Distribution and service fees (Note 3)
Class A Shares	261,537	865,383
Class B Shares	21,346	—
Class C Shares	261,283	1,048,008
Class R3 Shares	38,400	112,291
Transfer agent fees
Class A Shares	72,044	238,559
Class B Shares	4,666	—
Class C Shares	49,480	156,094
Class I Shares	18,795	137,788
Class R3 Shares	6,591	10,637
Registration and filing fees
Class A Shares	18,686	43,513
Class B Shares	9,113	—
Class C Shares	12,469	18,995
Class I Shares	13,779	32,824
Class R3 Shares	9,837	12,412
Custodian fees (Note 3)	49,561	103,738
Professional fees	18,513	51,481
Accounting fees	5,905	17,514
Trustee fees	5,554	22,963
Other expenses	29,440	129,908

Total Expenses	1,939,217	7,602,482
Less:
Expenses reimbursed by investment advisor (Note 3)	(20,754)	(48,382)
Fees paid indirectly (Note 3)	(12,133)	—

Net Expenses	1,906,330	7,554,100

Net Investment Income	$3,641,884	$27,198,831

32    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2012 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$82,327	$5,002,946
Net change in unrealized appreciation (depreciation) on investments	(837,803)	22,234,410

Net Realized and Unrealized Gain (Loss)	(755,476)	27,237,356

Net Increase in Net Assets Resulting from Operations	$2,886,408	$54,436,187

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$3,641,884	$8,445,601
Net realized gain (loss) on investments	82,327	1,221,494
Net unrealized appreciation (depreciation) on investments	(837,803)	(931,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,886,408	8,735,645

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,728,935)	(5,372,127)
Class B Shares	(28,246)	(69,647)
Class C Shares	(1,213,628)	(2,517,254)
Class I Shares	(1,383,722)	(1,872,821)
Class R3 Shares	(192,037)	(347,035)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	12,636,566	14,142,048
Class B Shares	(532,213)	(816,910)
Class C Shares	3,186,554	1,254,589
Class I Shares	12,452,161	27,792,691
Class R3 Shares	3,416,068	165,396

Net Increase in Net Assets	28,498,976	41,094,575

NET ASSETS:
Beginning of Period	403,233,429	362,138,854

End of Period	$431,732,405	$403,233,429

Undistributed net investment income	$—	$715,121

*	Unaudited.

See notes to financial statements.

34    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$27,198,831	$39,561,285
Net realized gain (loss) on investments	5,002,946	11,878,682
Net unrealized appreciation (depreciation) on investments	22,234,410	(16,707,685)

Net Increase (Decrease) in Net Assets Resulting from Operations	54,436,187	34,732,282

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(11,720,389)	(16,646,234)
Class C Shares	(6,512,729)	(9,679,993)
Class I Shares	(10,384,301)	(13,126,192)
Class R3 Shares	(737,677)	(797,810)
From realized gains
Class A Shares	(4,404,575)	(1,414,228)
Class C Shares	(2,727,096)	(830,699)
Class I Shares	(3,486,977)	(945,122)
Class R3 Shares	(237,575)	(55,975)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	226,220,277	123,252,312
Class C Shares	110,463,050	110,921,477
Class I Shares	248,973,138	155,891,117
Class R3 Shares	29,125,022	11,342,497

Net Increase in Net Assets	629,006,355	392,643,432

NET ASSETS:
Beginning of Period	1,424,243,994	1,031,600,562

End of Period	$2,053,250,349	$1,424,243,994

Undistributed net investment income	$—	$1,167,161

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has five classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3). The Fund no longer offers Class B shares for sale. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$40,505,657	$40,505,657	$—	$—
U.S. Government Agencies	76,533,004	—	73,566,713	2,966,291
Mortgage Backed	275,244,674	—	275,244,674	—
Short Term Investments	12,000,000	—	12,000,000	—

Total Investments in Securities	$404,283,335	$40,505,657	$360,811,387	$2,966,291

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2012, is as follows:

	U.S. Government
	Agencies	Total
Beginning Balance 9/30/2011	$2,852,955	$2,852,955
Accrued Discounts (Premiums)	1,476	1,476
Net Realized Gain (Loss)	899	899
Gross Purchases	—	—
Gross Sales	(58,304)	(58,304)
Change in Unrealized Appreciation (Depreciation)	169,265	169,265
Transfers into Level 3(a)	—	—
Transfers out of Level 3(a)	—	—

Ending Balance 3/31/2012(b)	$2,966,291	$2,966,291

(a)	Transfers into or out of Level 3 if any were from or to Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.69% of Total Net Assets at the period ended March 31, 2012.

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$22,622,187	$22,622,187	$—	$—
U.S. Government Agencies	42,179,221	—	35,942,621	6,236,600
Other Government	65,290,389	—	59,393,589	5,896,800
Mortgage Backed	189,293,371	—	189,293,371	—
Asset Backed Securities	207,337,399	—	203,607,044	3,730,355
Corporate Bonds	1,204,048,532	—	1,160,885,344	43,163,188
Convertible Bonds	13,292,500	—	13,292,500	—
Municipal Bonds	149,623,874	—	149,623,874	—
Short Term Investments	122,499,512	—	122,499,512	—

Total Investments in Securities	$2,016,186,985	$22,622,187	$1,934,537,855	$59,026,943

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2012, is as follows:

	Asset Backed Securities	Corporate Bonds	Other Government	Total
Beginning Balance 9/30/2011	$10,032,000	$20,171,794	$8,568,169	$38,771,963
Accrued Discounts (Premiums)	15,290	(63,668)	(70,453)	(118,831)
Net Realized Gain (Loss)	42,120	33,142	825	76,087
Gross Purchases	—	21,927,800	3,410,640	25,338,440
Gross Sales	(262,500)	(1,982,798)	(53,446)	(2,298,744)
Change in Unrealized Appreciation (Depreciation)	27,623	1,723,953	277,665	2,029,241
Transfers into Level 3(a)	3,907,822	12,051,861	—	15,959,683
Transfers out of Level 3(a)	(10,032,000)	(10,698,896)	—	(20,730,896)

Ending Balance 3/31/2012(b)	$3,730,355	$43,163,188	$12,133,400	$59,026,943

(a)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 2.87% of Total Net Assets at the period ended March 31, 2012.

Other Notes: It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Funds recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Funds’ financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: Each Fund may invest excess cash in repurchase agreements whereby the Funds purchase securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $20,754 for the Class R3 shares of the Government Fund and $48,382 for the Class R3 shares of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Funds that they earned net commissions aggregating $7,879 from the sale of Class A shares of the Government Fund, $4,054 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $6,400 and $29,040 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C, and Class R3, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Funds for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statements of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2012, fees paid indirectly were $12,133 for the Government Fund and $0 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended		Year Ended
	March 31, 2012 (Unaudited)		September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,202,328	$44,345,640	6,089,014	$84,261,899
Shares issued to shareholders in reinvestment of dividends	148,081	2,050,806	296,937	4,103,217
Shares repurchased	(2,438,046)	(33,759,880)	(5,376,288)	(74,223,068)

Net increase (decrease)	912,363	$12,636,566	1,009,663	$14,142,048

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

GOVERNMENT FUND, Continued

	Six Months Ended		Year Ended
	March 31, 2012 (Unaudited)		September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	40,767	$564,496	92,757	$1,288,851
Shares issued to shareholders in reinvestment of dividends	1,658	22,907	4,432	61,084
Shares repurchased	(81,022)	(1,119,616)	(157,102)	(2,166,845)

Net increase (decrease)	(38,597)	$(532,213)	(59,913)	$(816,910)

Class C Shares
Shares sold	1,592,651	$22,201,659	3,263,009	$45,521,197
Shares issued to shareholders in reinvestment of dividends	67,381	938,888	132,767	1,845,636
Shares repurchased	(1,432,296)	(19,953,993)	(3,317,720)	(46,112,244)

Net increase (decrease)	227,736	$3,186,554	78,056	$1,254,589

Class I Shares
Shares sold	2,970,964	$41,161,376	3,547,628	$49,190,355
Shares issued to shareholders in reinvestment of dividends	77,274	1,070,224	104,011	1,438,003
Shares repurchased	(2,150,124)	(29,779,439)	(1,653,928)	(22,835,667)

Net increase (decrease)	898,114	$12,452,161	1,997,711	$27,792,691

Class R3 Shares
Shares sold	431,356	$5,979,173	323,070	$4,463,372
Shares issued to shareholders in reinvestment of dividends	13,211	183,097	24,162	333,959
Shares repurchased	(198,088)	(2,746,202)	(335,949)	(4,631,935)

Net increase (decrease)	246,479	$3,416,068	11,283	$165,396

INCOME FUND

	Six Months Ended		Year Ended
	March 31, 2012 (Unaudited)		September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	23,302,522	$309,626,249	20,710,535	$276,339,436
Shares issued to shareholders in reinvestment of dividends	1,018,825	13,542,448	1,106,507	14,704,071
Shares repurchased	(7,291,082)	(96,948,420)	(12,648,538)	(167,791,195)

Net increase (decrease)	17,030,265	$226,220,277	9,168,504	$123,252,312

Class C Shares
Shares sold	10,855,840	$144,212,227	13,049,288	$173,595,727
Shares issued to shareholders in reinvestment of dividends	554,150	7,352,315	570,537	7,571,261
Shares repurchased	(3,094,534)	(41,101,492)	(5,303,599)	(70,245,511)

Net increase (decrease)	8,315,456	$110,463,050	8,316,226	$110,921,477

Certified Semi-Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

INCOME FUND, Continued

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	25,435,039	$338,500,186	21,300,995	$284,000,634
Shares issued to shareholders in reinvestment of dividends	820,942	10,916,285	854,816	11,362,919
Shares repurchased	(7,550,433)	(100,443,333)	(10,513,149)	(139,472,436)

Net increase (decrease)	18,705,548	$248,973,138	11,642,662	$155,891,117

Class R3 Shares
Shares sold	2,577,602	$34,228,673	1,524,111	$20,253,169
Shares issued to shareholders in reinvestment of dividends	70,488	938,386	60,933	810,560
Shares repurchased	(453,670)	(6,042,037)	(731,735)	(9,721,232)

Net increase (decrease)	2,194,420	$29,125,022	853,309	$11,342,497

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $77,816,112 and $10,413,327, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $700,174,836 and $156,241,760, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$391,981,624	$1,964,233,502

Gross unrealized appreciation on a tax basis	$13,124,444	$60,920,381
Gross unrealized depreciation on a tax basis	(822,733)	(8,966,898)

Net unrealized appreciation (depreciation)on investments (tax basis)	$12,301,711	$51,953,483

At March 31, 2012, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $868,115. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At March 31, 2012, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by the Funds, may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital

42    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for each Fund’s fiscal year ending September 30, 2012.

OTHER NOTES:

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    43

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.90	0.12	(0.03)	0.09	(0.18)	—	(0.18)	$13.81	1.72	(d)	0.89	(d)	0.88	(d)	0.89	(d)	0.66		2.69	$214,230
2011(c)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66		14.62	$202,910
2010 (c)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69		16.01	$189,465
2009(c)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21		39.42	$142,872
2008(c)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39		0.95		0.93		0.95		5.75		19.61	$123,625
2007(c)	$12.75	0.40	0.23	0.63	(0.41)	—	(0.41)	$12.97	3.13		0.98		0.97		0.99		5.03		43.35	$91,561
Class B Shares
2012(b)	$13.87	0.03	(0.03)	—	(0.09)	—	(0.09)	$13.78	0.41	(d)	2.19	(d)	2.19	(d)	2.19	(d)	—	(e)	2.69	$3,808
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33		14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46		16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08		39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08		2.26		2.25		2.26		4.37		19.61	$5,147
2007	$12.72	0.22	0.23	0.45	(0.23)	—	(0.23)	$12.94	1.73		2.40		2.39		2.63		3.55		43.35	$2,586
Class C Shares
2012(b)	$13.98	0.10	(0.02)	0.08	(0.16)	—	(0.16)	$13.90	1.43	(d)	1.17	(d)	1.17	(d)	1.17	(d)	0.59		2.69	$102,744
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31		14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39		16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97		39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10		1.24		1.22		1.75		5.51		19.61	$63,998
2007	$12.83	0.37	0.22	0.59	(0.38)	—	(0.38)	$13.04	2.88		1.25		1.24		1.80		4.66		43.35	$25,566
Class I Shares
2012(b)	$13.90	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.81	2.06	(d)	0.55	(d)	0.54	(d)	0.55	(d)	0.83		2.69	$94,875
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99		14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03		16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51		39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68		0.66		0.64		0.67		6.06		19.61	$21,275
2007	$12.75	0.44	0.23	0.67	(0.45)	—	(0.45)	$12.97	3.45		0.68		0.67		0.74		5.35		43.35	$15,963
Class R3 Shares
2012(b)	$13.91	0.11	(0.03)	0.08	(0.17)	—	(0.17)	$13.82	1.61	(d)	1.00	(d)	0.99	(d)	1.27	(d)	0.60		2.69	$16,075
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56		14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62		16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15		39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33		1.01		0.99		1.47		5.77		19.61	$6,367
2007	$12.76	0.40	0.22	0.62	(0.41)	—	(0.41)	$12.97	3.15		1.00		0.99		1.64		4.93		43.35	$4,398

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Total return for the six month period was less than 0.01%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44 Certified Semi-Annual Report	Certified Semi-Annual Report 45

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.32	0.21	0.20	0.41	(0.23)	(0.09)	(0.32)	$13.41	3.13	(d)	0.93	(d)	0.93	(d)	0.93	(d)	3.11	10.26	$810,756
2011(c)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(c)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
2009(c)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
2008(c)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38		0.99		0.99		1.03		0.44	42.84	$134,372
2007(c)	$12.37	0.50	0.04	0.54	(0.51)	—	(0.51)	$12.40	4.07		1.00		0.99		1.08		4.43	41.55	$155,021
Class C Shares
2012(b)	$13.30	0.19	0.20	0.39	(0.21)	(0.09)	(0.30)	$13.39	2.88	(d)	1.19	(d)	1.19	(d)	1.19	(d)	2.98	10.26	$480,468
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15		1.24		1.24		1.83		0.18	42.84	$57,114
2007	$12.35	0.47	0.03	0.50	(0.47)	—	(0.47)	$12.38	3.82		1.24		1.24		1.89		4.17	41.55	$40,769
Class I Shares
2012(b)	$13.32	0.23	0.20	0.43	(0.25)	(0.09)	(0.34)	$13.41	3.48	(d)	0.59	(d)	0.59	(d)	0.59	(d)	3.29	10.26	$702,372
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72		0.66		0.66		0.67		0.77	42.84	$118,222
2007	$12.37	0.54	0.04	0.58	(0.55)	—	(0.55)	$12.40	4.39		0.67		0.67		0.72		4.76	41.55	$103,530
Class R3 Shares
2012(b)	$13.33	0.20	0.20	0.40	(0.22)	(0.09)	(0.31)	$13.42	3.07	(d)	0.99	(d)	0.99	(d)	1.21	(d)	3.08	10.26	$59,654
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42		0.99		0.99		1.52		0.44	42.84	$9,712
2007	$12.38	0.50	0.03	0.53	(0.51)	—	(0.51)	$12.40	4.09		0.99		0.99		1.71		4.34	41.55	$6,191

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

46 Certified Semi-Annual Report	Certified Semi-Annual Report 47

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,006.60	$4.42
Hypothetical*	$1,000.00	$1,020.59	$4.46
Class B Shares
Actual	$1,000.00	$1,000.00	$10.94
Hypothetical*	$1,000.00	$1,014.06	$11.01
Class C Shares
Actual	$1,000.00	$1,005.90	$5.84
Hypothetical*	$1,000.00	$1,019.17	$5.88
Class I Shares
Actual	$1,000.00	$1,008.30	$2.71
Hypothetical*	$1,000.00	$1,022.30	$2.73
Class R3 Shares
Actual	$1,000.00	$1,006.00	$4.96
Hypothetical*	$1,000.00	$1,020.05	$5.00
Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,031.10	$4.73
Hypothetical*	$1,000.00	$1,020.34	$4.71
Class C Shares
Actual	$1,000.00	$1,029.80	$6.03
Hypothetical*	$1,000.00	$1,019.06	$6.00
Class I Shares
Actual	$1,000.00	$1,032.90	$2.98
Hypothetical*	$1,000.00	$1,022.07	$2.97
Class R3 Shares
Actual	$1,000.00	$1,030.80	$5.03
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.88%; B: 2.19%; C: 1.17%; I: 0.54%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.19%; I: 0.59%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

48    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    49

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

50    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.     51

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

52 This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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54    This page is not part of the Semi-Annual Report.

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH174

Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go **paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Aggregate Bond Index and 20% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

Barclays U.S. Corporate High-Yield Index –This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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Important Information,

Continued

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

4    This page is not part of the Semi-Annual Report.

Portfolio Overview

Thornburg Strategic Income Fund

PORTFOLIO MANAGERS

Jason Brady, CFA, and George Strickland

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 1.25%.

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. The simple yield statistic is potentially quite misleading. At Thornburg Investment Management, we believe we have a better income-generation mousetrap in the form of our Strategic Income Fund, which has a goal of high income, without resorting solely to the below investment grade portion of the taxable fixed income universe.

The idea behind this fund is that “high-yield,” in the context of a fund type, is not an investment goal but an asset type. Most taxable high-yield funds are solely focused on below investment grade corporate bonds. This focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in multiple investment climates. Below investment grade corporate bonds represent less than 2% of the total taxable investment universe. There is no reason to ignore huge chunks of the market merely because they do not have a very low credit quality; in fact, quite the opposite. By sifting through the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this is likely to lead to a more stable fund with a robust yield.

30-DAY YIELDS, Class A

As of 3/31/12

SEC Yield	4.90%
Annualized Distribution Yield	5.32%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 4.84% and the Annualized Distribution Yield would have been 5.26%.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	Since Inception

A Shares (Incep: 12/19/07)
Without sales charge	5.80%	18.14%	8.32%
With sales charge	1.06%	16.34%	7.17%
Barclays U.S. Universal Index (Since 12/19/07)	7.59%	7.89%	6.23%
Blended Index (Since 12/19/07)	6.54%	9.70%	4.91%

Blended Index: 80% Barclays Aggregate Bond Index/20% MSCI World Index

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Portfolio Overview,

Continued

This is the reason that our Strategic Income Fund has a much larger purview than a typical “high-yield” fund. Though we are currently focused on corporate bonds, that focus is a result of our belief that corporate balance sheets are currently the most attractive bond investment. Given the choice between government bonds, asset-backed bonds (mortgages, commercial mortgage, auto loans, etc.) and corporate bonds, we are skewing towards corporates.

The Thornburg Strategic Income Fund even has a small allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but potentially terrific income generation, is attractive. While adding equities to what is primarily a bond fund can add volatility (which we work hard to mitigate), we can find no good reason why we should ignore an asset class that can potentially be another diverse source of income for the Fund. Thornburg Investment Management has always tried to “go where the value is.” It is a mantra of ours across our Funds, regardless of the asset classes in which we invest.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Fixed Income Statistics

Weighted Average Coupon	6.4%

Average Maturity	6.8 yrs

Effective Duration	3.0 yrs

Bond Holdings	265

Equity Statistics

Portfolio P/E (12-mo. trailing)	9.33

Median Market Cap	$2.9 B

Equity & Pref. Equity Holdings	22

PORTFOLIO COMPOSITION

As of 3/31/12

CREDIT QUALITY SUMMARY

As of 3/31/12

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Charts may not add to 100% due to rounding.

6    This page is not part of the Semi-Annual Report.

Thornburg Strategic Income Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

Letter to Shareholders

Jason H. Brady, CFA Portfolio Manager George Strickland Portfolio Manager	April 16, 2012 Dear Fellow Shareholder:

We are very pleased to present the semi-annual report for the Thornburg Strategic Income Fund for the period ended March 31, 2012. The net asset value (NAV) of a Class A share of the Fund increased 14 cents to $12.00 since September 30, 2011. If you were invested for the entire period, you received dividends of 38.0 cents per share. If you reinvested your dividends, you received 38.2 cents per share. Dividends per share were lower for Class C and higher for Class I shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 6.94% at NAV since September 30, 2011. A blended index of 80% of the Barclays Aggregate Bond Index and 20% of the MSCI World Index produced a 5.02% total return and the Barclays U.S. Universal Index produced a 2.31% total return over the same time period. These indices reflect no deduction for fees, expenses, or taxes. Over the course of the March 31, 2011 to March 31, 2012 time frame, the Fund earned a total return of 5.80% on the A shares at NAV.

We continue to navigate a volatile environment in both the global fixed income and equity markets. While we believe we are well positioned to continue to pursue the Fund’s primary goal, which is a relatively high and sustainable income stream, the market price environment has changed over the past two quarters. As a result, our posture with regard to the marketplace continues to change as detailed below. We remain focused on achieving the best income returns possible for a reasonable level of risk.

Performance data shown
represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 1.25%

8    Certified Semi-Annual Report

The various markets in which we participate have continued to appreciate in price and depreciate in available yield after a notable pause in the third quarter of 2011. With our mandate of strong and sustainable income, we are finding opportunities notably fewer and further between than six or even three months ago. In addition, we are increasingly aware of other market participants engaging in risky behavior without regard to the consequence. This is in part understandable due to default rates on below-investment-grade bonds (as one example) continuing to bump along at all-time lows. It isn’t surprising that yields on those same securities are also approaching all-time lows. We continue to believe, however, that investing is a forward-looking activity (or should be). We believe that a large driver of lower default rates is the easy money policy of the global central banks, which are pumping large amounts of liquidity (money at zero percent interest rates) into the global economy. The United States continues to drag along with a legacy of large consumer debt and growing government debt, though the employment picture has certainly moderated of late. It is an open question whether the Federal Reserve will blink in the face of any renewed slowdown in economic activity as it did toward the end of 2011, though we continue to believe this is likely. On the other hand, perhaps the U.S. economy is healthy enough to justify the optimism indicated by recent market prices and will finally take the “handoff” from the Fed. As was the case a year ago, the larger economic problems remain the same and Federal Reserve, European Central Bank, People’s Bank of China, and Bank of Japan actions are no substitute for real, unlevered, and sustainable economic growth.

With regard to market movements, we are pleased to have participated in a good portion of the “risk on” rally of the past several years. More recently, we have avoided some of the more ugly moves down due to our cautiousness (though that has muted our upside as well). We believe our individual asset selection has also been a significant benefit to shareholders. Going forward, the environment for total returns is not as favorable, given that prices have appreciated significantly and risks have not receded as much. Yet we believe that the Fund’s wide purview in asset selection and portfolio positioning will continue to allow us to provide shareholders with a strong and sustainable income stream. We remain pleased with our shorter duration positioning, as the self-liquidating nature of those investments affords us flexibility in reinvestment. At the same time, though the Fed’s injections of liquidity has revved all risk markets to very hot levels, we still believe that deep security analysis and a disdain for what investors “have” to do allows us to invest intelligently over the cycle. We are unlikely to be the highest yielding portfolio, but our broad mandate certainly comes in handy in finding the best risk-reward balance in the marketplace. We continue to find good stories and interesting risk-reward compromises in various pockets of the marketplace. This has always been the investment style of Thornburg Investment Management, and this Fund is a beneficiary of that legacy.

As we said in our last letter, we expect consumer spending to remain muted as leverage comes down and savings rates climb. This is healthy in the long term, but a headwind in the short term. Despite recent actions in government and the return of risk-seeking behavior by corporations, we expect leverage generally, for the investment community, corporations, and individuals, to decline. Again, this is healthy in the sense that it makes

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

the system more robust, but it also hampers returns relative to those of the past decade. We believe this is generally to the advantage of shareholders of the Strategic Income Fund.

For these reasons, remaining invested in income-producing assets is crucial. While many market participants are caught between running for the safety of U.S. Treasuries in bad times and swapping out for notably risky assets in good times, this portfolio will enjoy continued compounding of interesting yields. The Fund could certainly print a higher yield, but our objective remains a sustainable income stream in many different default environments, which we envision is inconsistent with a structurally heavier weighting in speculative-grade corporates or a wholesale downgrading of the portfolio. Instead, selectively investing in good quality assets and keeping an eye on income production is this Fund’s goal. It is a mindset that we believe will serve our shareholders over time and in many different environments.

Thank you very much for investing in our funds. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

A Cautionary Note

CHART 1: CYCLICAL BULL MARKET FOR BONDS – 30 YEARS OF DECLINING YIELDS

YIELD OF 10-YEAR TREASURY NOTE

The performance of the fixed income market must be judged within the context of a long-term bull market for bonds, with interest rates slowly declining for nearly 30 years. As illustrated in Chart I, the yield on the 10-year U.S. Treasury note has been in a downward trajectory and is currently near its all-time low. At some point, interest rates should rise, which will push bond prices down. No one can forecast precisely when this will occur, how long it will continue, or how volatile the rise will be. One of the best risk management techniques to navigate such periods of uncertainty is to maintain a well-diversified portfolio and hold it for an investment time horizon of at least two to three years. A diversified portfolio should include exposure to bonds.

10    Certified Semi-Annual Report

While the Thornburg Strategic Income Fund does have some “duration risk” given its exposure to interest bearing debt, there is exposure to many other types of risk in the Fund. Investors should not use duration as their sole measure of risk for all fixed income securities, especially those that have significant credit, currency, or convexity risk. Nevertheless, with interest rates at very low levels, many investors are struggling for an optimal approach to managing a rise in rates. A bond ladder, which Thornburg uses in all of its core bond funds, but not in its strategic income funds, is a disciplined approach to the yield curve that works well in periods of rising rates – provided that the investor has a sufficient time horizon. Ladders also allow for portfolio managers to actively manage the specific bonds, market sectors, and structural characteristics of the bonds in the portfolios. Given the myriad of other risks in the Thornburg Strategic Income Fund, some of which have been historically negatively correlated with interest rate moves (e.g. spreads on corporate bonds versus Treasuries), we feel that shareholders of the Fund have fairly good protection against significant losses due to interest rates alone. However, we remain focused on trying to provide a robust portfolio that will provide stable income in many macro environments.

Regards,

Jason H. Brady, CFA	George Strickland
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Energy	12.3%	Technology Hardware & Equipment	0.8%
Utilities	8.4%	Semiconductors & Semiconductor Equipment	0.8%
Diversified Financials	7.6%	Consumer Services	0.4%
Transportation	6.1%	Consumer Durables & Apparel	0.4%
Banks	5.9%	Food & Staples Retailing	0.3%
Capital Goods	5.8%	Automobiles & Components	0.2%
Insurance	5.4%	Retailing	0.2%
Telecommunication Services	4.8%	Other Non-Classified Securities:
Materials	3.4%	Asset Backed Securities	9.1%
Real Estate	3.0%	Municipal Bonds	2.9%
Food, Beverage & Tobacco	2.9%	Other Securities	1.4%
Health Care Equipment & Services	2.7%	U.S. Treasury Securities	0.5%
Media	2.1%	U.S. Government Agencies	0.3%
Miscellaneous	1.8%	Other Government	0.2%
Pharmaceuticals, Biotechnology & Life Sciences	1.8%	Other Assets & Cash Equivalents	7.0%
Software & Services	1.5%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12

United States	68.1%	United Arab Emirates	0.5%
Australia	3.8%	Italy	0.4%
Canada	3.4%	France	0.4%
United Kingdom	2.6%	Russia	0.4%
Cayman Islands	1.9%	Czech Republic	0.3%
Bermuda	1.6%	Trinidad and Tobago	0.3%
Brazil	1.6%	Germany	0.3%
Luxembourg	1.6%	Indonesia	0.2%
Hong Kong	1.1%	Iceland	0.2%
Netherlands	1.0%	Switzerland	0.1%
Spain	0.9%	Singapore*	0.0%
Norway	0.8%	Other Assets & Cash Equivalents	7.0%
Mexico	0.5%
Japan	0.5%
South Korea	0.5%

*	Country percentage was less than 0.1%.

12     Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 3.77%
DIVERSIFIED FINANCIALS — 0.41%
CAPITAL MARKETS — 0.26%
Apollo Investment Corp.	168,060	$1,204,990
DIVERSIFIED FINANCIAL SERVICES — 0.15%
KKR Financial Holdings LLC	73,000	672,330

		1,877,320

ENERGY — 0.68%
ENERGY EQUIPMENT & SERVICES — 0.38%
Seadrill Ltd.	46,100	1,727,510
OIL, GAS & CONSUMABLE FUELS — 0.30%
Eni S.p.A.	58,500	1,372,397

		3,099,907

INSURANCE — 0.06%
INSURANCE — 0.06%
Swiss Re Ltd.	4,400	281,002

		281,002

REAL ESTATE — 2.12%
REAL ESTATE INVESTMENT TRUSTS — 2.12%
Annaly Capital Management, Inc.	207,100	3,276,322
Chimera Investment Corp.	770,900	2,181,647
Invesco Mortgage Capital, Inc.	242,900	4,287,185

		9,745,154

TELECOMMUNICATION SERVICES — 0.36%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.36%
Telstra Corp. Ltd.	483,000	1,646,038

		1,646,038

UTILITIES — 0.14%
ELECTRIC UTILITIES — 0.14%
E. ON AG	13,100	313,787
Enel S.p.A.	87,856	317,775

		631,562

TOTAL COMMON STOCK (Cost $17,741,681)		17,280,983

PREFERRED STOCK — 3.48%
BANKS — 1.88%
COMMERCIAL BANKS — 1.20%
First Niagara Financial Group Pfd, 8.75%	40,000	1,105,160
Huntington Bancshares Pfd, 8.50%	750	869,580
Webster Financial Corp. Pfd Series A, 8.50%	15	16,744
[a]Wintrust Financial Corp. Pfd, 5.00%	3,500	3,500,000
THRIFTS & MORTGAGE FINANCE — 0.68%
Falcons Funding Trust I Pfd, 8.875%	3,000	3,139,687

		8,631,171

Certified Semi-Annual Report     13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.17%
DIVERSIFIED FINANCIAL SERVICES — 0.17%
Bank of America Corp. Pfd, 8.00%	750,000	$769,080

		769,080

FOOD, BEVERAGE & TOBACCO — 0.12%
FOOD PRODUCTS — 0.12%
H.J. Heinz Finance Co. Pfd, 8.00%	5	541,250

		541,250

MISCELLANEOUS — 0.26%
U.S. GOVERNMENT AGENCIES — 0.26%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,184,063

		1,184,063

REAL ESTATE — 0.29%
REAL ESTATE INVESTMENT TRUSTS — 0.29%
Alexandria Real Estate Pfd, 7.00%	50,000	1,329,000

		1,329,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.35%
COMMUNICATIONS EQUIPMENT — 0.35%
Lucent Technologies Capital Trust I Pfd, 7.75%	2,000	1,625,000

		1,625,000

UTILITIES — 0.41%
MULTI-UTILITIES — 0.41%
Centerpoint Energy, Inc. Pfd, 7.5%	50,000	1,878,125

		1,878,125

TOTAL PREFERRED STOCK (Cost $14,865,536)		15,957,689

ASSET BACKED SECURITIES — 9.07%
ADVANCE RECEIVABLE — 0.43%
AH Mtg Advance Trust, 6.90%, 9/15/2043	$2,000,000	1,992,294

		1,992,294

COMMERCIAL MTG TRUST — 1.08%
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 2.921%, 3/25/2034	175,167	149,461
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	42,048	42,021
Commercial Mtg Pass-Through Certificates Series 2011-FL1 Class B, 3.828%, 7/17/2028	1,992,784	2,032,986
[b]CVS Pass-Through Trust, 9.35%, 1/10/2023	2,605,000	2,737,907

		4,962,375

OTHER ASSET BACKED — 2.24%
Dominos Pizza Master Issuer LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	2,000,000	2,028,103
[c]JPR Royalty LLC, 14.00%, 12/1/2020	2,000,000	2,000,000
MIRAMAX LLC Series 2011-1A Class A, 6.25%, 10/20/2021	1,842,857	1,882,141
MIRAMAX LLC Series 2011-1A Class B, 10.00%, 10/20/2021	1,983,333	1,963,500
[b]QHP PhaRMA, 10.25%, 3/15/2015	347,655	349,852
[b]Richland Towers, 7.87%, 3/15/2041	2,000,000	2,034,016

		10,257,612

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
RESIDENTIAL MTG TRUST — 4.39%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.104%, 12/20/2036	$945,071	$271,180
Banc of America Mtg Services Series 2005-A Class B1, 3.176%, 2/25/2035	911,137	309,833
Bayview Financial Acquisition Trust, 0.921%, 4/28/2039	4,000,000	2,558,088
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.601%, 8/25/2033	528,115	342,465
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	853,299	639,221
Countrywide Series 2006-15 Class A6, 5.826%, 10/25/2046	388,487	274,487
CS First Boston Mtg Securities Co. Series 2005-CF1 Class M1, 0.942%, 3/25/2045	2,750,000	2,329,579
FBR Securitization Trust Series 2005-2 Class M-1, 0.962%, 9/25/2035	3,000,000	2,078,147
FDIC Trust Series 2011-N1 Class A1, 4.50%, 12/25/2016	842,233	850,565
JPMorgan Mortgage Acquisition Corp. Series 2006-CH1 Class A4, 0.382%, 7/25/2036	1,645,000	1,406,446
JPMorgan Series 2007-CH5 Class A2, 0.292%, 5/25/2037	398,105	388,615
Merrill Lynch Mtg Investors Trust, 2.60%, 8/25/2034	329,165	261,274
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.562%, 11/25/2035	1,641,101	1,413,878
New Century Home Equity Loan Trust, 0.672%, 6/25/2035	2,000,000	1,758,895
Park Place Securities, Inc. Series 2004- MHQ1 Class M2, 0.992%, 12/25/2034	2,250,000	1,789,144
Residential Asset Securities Corporation, 0.392%, 6/25/2036	1,952,085	1,780,996
Structured Asset Investment Loan Trust, 1.202%, 8/25/2033	1,828,512	1,596,310
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 2.618%, 2/25/2035	374,504	37,622
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 2.625%, 3/25/2035	377,026	34,448

		20,121,193

STUDENT LOAN — 0.93%
SLM Student Loan Trust Series 2004-B Class A3, 0.804%, 3/15/2024	2,000,000	1,533,657
SLM Student Loan Trust Series 2006-A Class A4, 0.664%, 12/15/2023	3,000,000	2,708,537

		4,242,194

TOTAL ASSET BACKED SECURITIES (Cost $43,322,517)		41,575,668

CORPORATE BONDS — 59.14%
AUTOMOBILES & COMPONENTS — 0.23%
AUTO COMPONENTS — 0.23%
[b,d]Schaeffler Finance BV Co., 7.75%, 2/15/2017	1,000,000	1,057,500

		1,057,500

BANKS — 3.57%
COMMERCIAL BANKS — 2.87%
[b,d]Banco do Brasil SA, 5.875%, 1/26/2022	1,000,000	1,029,000
[b,d]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	1,016,100
[b,d]Banco Pine SA, 8.75%, 1/6/2017	2,000,000	2,067,500
[b,d]Credit Agricole London, 2.011%, 1/21/2014	1,688,000	1,649,701
[b,d]DBS Bank Ltd., 5.125%, 5/16/2017	200,000	200,740
[a,b,d,e]Islandsbanki, 2.951%, 10/15/2008	60,000	16,200
[a,b,d,e]Landsbanki Islands HF, 5.73%, 8/25/2009	175,000	7,438
National City Bank Floating Rate Note, 0.845%, 6/7/2017	1,000,000	911,527
[b]PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	513,855
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,592,322
[b,d]Santander Issuances, 6.50%, 8/11/2019	1,000,000	946,723
[d]Shinhan Bank, 6.819%, 9/20/2036	100,000	103,256
Susquehanna Capital II, 11.00%, 3/23/2040	1,000,000	1,077,500
[b]Webster Bank, 5.875%, 1/15/2013	2,000,000	2,038,812

Certified Semi-Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/
	Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.70%
[b,d]Northern Rock Asset Management plc, 5.625%, 6/22/2017	$3,000,000	$3,212,571

		16,383,245

CAPITAL GOODS — 5.18%
INDUSTRIAL CONGLOMERATES — 1.37%
General Electric Capital Corp., 0.614%, 6/20/2014	1,000,000	985,471
[b,d]Hutchison Whampoa International (10) Ltd., 6.00%, 12/31/2049	2,000,000	2,035,000
Otter Tail Corp., 9.00%, 12/15/2016	3,000,000	3,255,000
MACHINERY — 1.56%
Case New Holland, Inc., 7.75%, 9/1/2013	1,000,000	1,065,000
SPX Corp., 6.875%, 9/1/2017	1,000,000	1,095,000
[b,d,f]Zoomlion Hong Kong SPV Co. Ltd., 6.875%, 4/5/2017	5,000,000	4,974,000
TRADING COMPANIES & DISTRIBUTORS — 2.25%
[c]Air Lease Corp., 7.375%, 1/30/2019	3,000,000	3,060,000
[b,g]Aviation Capital Group, 6.75%, 4/6/2021	2,500,000	2,424,775
[b]Aviation Capital Group, 7.125%, 10/15/2020	1,881,000	1,888,674
International Lease Finance Corp., 4.875%, 4/1/2015	3,000,000	2,969,412

		23,752,332

CONSUMER DURABLES & APPAREL — 0.42%
HOUSEHOLD DURABLES — 0.42%
FGI Operating Co., Inc., 10.25%, 8/1/2015	1,800,000	1,935,180

		1,935,180

CONSUMER SERVICES — 0.45%
HOTELS, RESTAURANTS & LEISURE — 0.45%
[b]Sizzling Platter LLC, 12.25%, 4/15/2016	2,000,000	2,050,000

		2,050,000

DIVERSIFIED FINANCIALS — 4.23%
CAPITAL MARKETS — 1.77%
[b,d]Macquarie Bank Ltd., 5.00%, 2/22/2017	2,000,000	2,015,220
[b,d]Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,071,849
[d]Man Group plc, 2.124%, 9/22/2015	5,000,000	4,004,600
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	1,000,000	1,020,000
CONSUMER FINANCE — 1.71%
[b,c,d]DFS Funding Corp., 1.299%, 6/15/2015	1,300,000	1,218,750
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,015,931
SLM Corp., 6.25%, 1/25/2016	1,000,000	1,040,000
SLM Corp., 6.00%, 1/25/2017	2,000,000	2,060,000
TMX Finance LLC, 13.25%, 7/15/2015	1,000,000	1,105,000
TMX Finance LLC, 13.25%, 7/15/2015	1,250,000	1,381,250
DIVERSIFIED FINANCIAL S ERVICES — 0.75%
[b]Citicorp, 8.04%, 12/15/2019	250,000	283,212
Citigroup, Inc., 5.00%, 9/15/2014	750,000	776,722
[c]Counts Series 1998 II-A, 6.67%, 2/15/2018	178,123	168,505
[d]Korea Development Bank, 5.30%, 1/17/2013	200,000	205,360
Merrill Lynch & Co., 1.092%, 5/2/2017	2,500,000	2,029,330

		19,395,729

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/
	Principal Amount	Value
ENERGY — 11.24%
ENERGY EQUIPMENT & SERVICES — 1.65%
[b,d]RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	$2,250,000	$2,486,250
[b]Schahin II Finance Co. SPV, 5.875%, 9/25/2023	4,000,000	4,010,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,056,211
OIL, GAS & CONSUMABLE FUELS — 9.59%
[b]Aurora USA Oil & Gas, Inc., 9.875%, 2/15/2017	2,000,000	2,080,000
Black Elk Energy Offshore, 13.75%, 12/1/2015	2,000,000	2,045,000
[b,d]Bumi Capital PTE Ltd., 12.00%, 11/10/2016	1,000,000	1,100,000
[b]DCP Midstream LLC, 9.75%, 3/15/2019	500,000	639,007
[b]Endeavour International, 12.00%, 3/1/2018	3,000,000	3,030,000
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	565,015
Energy Transfer Partners LP, 9.70%, 3/15/2019	1,500,000	1,917,739
Enterprise Products Operating LP, 7.034%, 1/15/2068	2,000,000	2,150,000
[b,d]Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,064,850
[b]Green Field Energy Services, 13.00%, 11/15/2016	2,000,000	1,960,000
[b]Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	898,300	961,037
[b]NGPL PipeCo LLC, 6.514%, 12/15/2012	1,500,000	1,447,480
Niska Gas Storage, 8.875%, 3/15/2018	2,000,000	1,880,000
[b]Northern Tier Energy LLC, 10.50%, 12/1/2017	1,500,000	1,635,000
[b,d]Odebrecht Drill VIII/IX, 6.35%, 6/30/2021	1,960,000	2,087,400
[b,d]Origin Energy Finance Ltd., 5.45%, 10/14/2021	1,000,000	1,020,990
[b,d]Pacific Rubiales Energy Corp., 7.25%, 12/12/2021	2,000,000	2,189,000
[b,d]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,233,000
Petrobras International Finance Co., 2.875%, 2/6/2015	1,000,000	1,026,081
[a,b,d,e]Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	385,000
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,302,493
[b]QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2018	1,914,800	1,924,374
Raam Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,085,000
[b]Rockies Express Pipeline, 6.85%, 7/15/2018	2,000,000	1,860,000
[b]Samson Investment Company, 9.75%, 2/15/2020	3,000,000	3,037,500
[b]Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,204,040
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,160,808

		51,543,275

FOOD, BEVERAGE & TOBACCO — 1.39%
BEVERAGES — 0.12%
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	564,375
FOOD PRODUCTS — 1.00%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	341,318
[b]Harmony Foods Corp., 10.00%, 5/1/2016	2,000,000	2,060,000
[b,d]Minerva Luxembourg SA, 12.25%, 2/10/2022	2,000,000	2,185,000
TOBACCO — 0.27%
Lorillard Tobacco Co., 8.125%, 6/23/2019	1,000,000	1,241,597

		6,392,290

HEALTH CARE EQUIPMENT & SERVICES — 2.08%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.69%
[b]Physio-Control International Corp., 9.875%, 1/15/2019	3,000,000	3,150,000
HEALTH CARE PROVIDERS & SERVICES — 0.92%
Aurora Diagnostics Holdings LLC, 10.75%, 1/15/2018	1,000,000	990,000
[b]Fresenius Medical Care, 6.50%, 9/15/2018	500,000	545,000

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/
	Principal Amount	Value
Prospect Medical Holdings, Inc., 12.75%, 7/15/2014	$2,500,000	$2,703,125
HEALTH CARE TECHNOLOGY — 0.47%
Merge Healthcare, Inc., 11.75%, 5/1/2015	2,000,000	2,160,000

		9,548,125

INSURANCE — 5.03%
INSURANCE — 5.03%
[b]Forethought Financial Group, 8.625%, 4/15/2021	2,000,000	1,974,982
[b]International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,112,500
International Lease Finance Corp., 5.75%, 5/15/2016	500,000	499,440
[b]National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,256,982
[c]Northwind Holdings LLC, 1.268%, 12/1/2037	1,362,500	1,065,816
[b,d]Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	2,016,620
[b]Oil Insurance Ltd., 3.452%, 12/31/2049	1,000,000	937,280
[b]Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	727,284
[b,d,g]QBE Insurance Group Ltd., 5.647%, 7/1/2023	3,500,000	3,270,277
[b,d]QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	855,972
[b]Swiss Re Capital I LP, 6.854%, 12/31/2049	2,000,000	1,887,942
Unum Group, 7.125%, 9/30/2016	500,000	570,850
[b,d]White Mountains RE Group, 7.506%, 12/31/2049	2,500,000	2,401,250
Willis North America, Inc., 7.00%, 9/29/2019	1,286,000	1,487,695
[b]ZFS Finance USA Trust II, 6.45%, 12/15/2065	2,000,000	1,980,000

		23,044,890

MATERIALS — 1.89%
CONSTRUCTION MATERIALS — 0.91%
[b]Summit Materials LLC, 10.50%, 1/31/2020	1,000,000	1,045,000
Texas Industries, Inc., 9.25%, 8/15/2020	3,250,000	3,120,000
METALS & MINING — 0.85%
[d]ArcelorMittal, 9.85%, 6/1/2019	1,000,000	1,203,280
[b,d]FMG Resources, 8.25%, 11/1/2019	2,000,000	2,100,000
[b,d]Posco, 8.75%, 3/26/2014	500,000	561,029
[d]Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	55,368
MISCELLANEOUS — 0.13%
[b,d]Anglo American Capital, 9.375%, 4/8/2014	500,000	575,468

		8,660,145

MEDIA — 1.52%
MEDIA — 1.52%
Friendfinder Networks, Inc., 14.00%, 9/30/2013	543,862	475,879
[b,f]Harron Communications LP, 9.125%, 4/1/2020	2,000,000	2,017,500
[b]Proquest LLC, 9.00%, 10/15/2018	2,000,000	1,730,000
Washington Post Co., 7.25%, 2/1/2019	500,000	577,829
[b]WM Finance Corp., 9.50%, 6/15/2016	1,000,000	1,090,000
[b]WM Finance Corp., 11.50%, 10/1/2018	1,000,000	1,070,000

		6,961,208

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.76%
LIFE SCIENCES TOOLS & SERVICES — 0.63%
[b]BPA Laboratories, Inc., 12.25%, 4/1/2017	3,000,000	2,872,500

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/
	Principal Amount	Value
PHARMACEUTICALS — 1.13%
[b,c]Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	$3,000,000	$3,000,000
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	830,000	886,025
KV Pharmaceutical Co., 12.00%, 3/15/2015	2,000,000	1,320,000

		8,078,525

REAL ESTATE — 0.60%
REAL ESTATE INVESTMENT TRUSTS — 0.60%
Bayview Financial Asset Trust Series 2003-SSRA Class M, 1.592%, 10/25/2038	855,809	741,587
[b,d]Goodman Funding Property Ltd., 6.00%, 3/22/2022	2,000,000	1,997,276

		2,738,863

RETAILING — 0.23%
MULTILINE RETAIL — 0.23%
[b,d]Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,000,000	1,045,000

		1,045,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.78%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.78%
KLA Tencor Corp., 6.90%, 5/1/2018	1,000,000	1,192,305
MEMC Electronics Materials, Inc., 7.75%, 4/1/2019	3,000,000	2,385,000

		3,577,305

SOFTWARE & SERVICES — 1.00%
INTERNET SOFTWARE & SERVICES — 0.77%
[b,d]EAccess Ltd., 8.25%, 4/1/2018	1,000,000	957,500
EarthLink, Inc., 8.875%, 5/15/2019	2,000,000	1,935,000
SSI Investment II/CP-ISSR LLC, 11.125%, 6/1/2018	562,000	623,820
SOFTWARE — 0.23%
Aspect Software, Inc., 10.625%, 5/15/2017	1,000,000	1,067,500

		4,583,820

TECHNOLOGY HARDWARE & EQUIPMENT — 0.46%
COMMUNICATIONS EQUIPMENT — 0.23%
[b]Brightstar Corp., 9.50%, 12/1/2016	1,000,000	1,040,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.23%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,081,353

		2,121,353

TELECOMMUNICATION SERVICES — 4.02%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.43%
Centurylink, Inc., 6.45%, 6/15/2021	2,000,000	2,053,018
Frontier Communications, 8.25%, 4/15/2017	1,000,000	1,075,000
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,140,000
Level 3 Financing, Inc., 4.506%, 2/15/2015	1,000,000	967,500
Qwest Corp., 8.375%, 5/1/2016	500,000	597,461
Qwest Corp., 6.75%, 12/1/2021	2,000,000	2,232,500
[d]Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,066,073
[b,d]Wind Acquisition Finance SA, 7.25%, 2/15/2018	2,150,000	2,026,375
WIRELESS TELECOMMUNICATION SERVICES — 1.59%
[b]CC Holdings GS V LLC/Crown Castle Intl. Corp., 7.75%, 5/1/2017	1,500,000	1,635,000
[b,d]Digicel SA, 12.00%, 4/1/2014	500,000	558,750
[b,d]VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	543,125

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
[b,d]VimpelCom Holdings BV, 7.504%, 3/1/2022	$2,000,000	$1,940,000
[b]WCP Wireless Site Fund, 6.829%, 11/15/2040	2,500,000	2,601,807

		18,436,609

TRANSPORTATION — 5.16%
AIRLINES — 4.59%
[b,d]Air Canada, 9.25%, 8/1/2015	2,000,000	1,950,000
American Airlines, Inc., 10.375%, 7/2/2019	1,220,602	1,327,405
American Airlines, Inc., 13.00%, 8/1/2016	686,816	724,591
[a,e]American Airlines, Inc., 10.50%, 10/15/2012	2,000,000	2,095,000
Continental Airlines, 6.90%, 7/2/2018	1,043,370	1,043,370
Continental Airlines, 7.02%, 11/1/2018	1,338,923	1,332,228
[b]Jet Equipment Trust, 9.41%, 12/15/2013	1,322,235	1,216,457
JetBlue Pass-Through Trust, 3.456%, 1/2/2014	5,000,000	4,750,000
[b]United Airlines, Inc., 9.875%, 8/1/2013	1,800,000	1,890,000
United Airlines, Inc., 10.40%, 5/1/2018	1,535,713	1,750,712
US Airways, 6.25%, 4/22/2023	1,935,445	1,964,477
US Airways, 7.076%, 9/20/2022	1,041,135	1,004,695
MARINE — 0.12%
[b]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	909,640	565,296
ROAD & RAIL — 0.45%
[b,f]J.B. Poindexter & Co., Inc., 9.00%, 4/1/2022	2,000,000	2,057,500

		23,671,731

UTILITIES — 7.90%
ELECTRIC UTILITIES — 3.31%
Alabama Power Capital Trust V, 3.681%, 10/1/2042	700,000	699,993
[a,b,c,d,e] Centrais Eletricas DO PA, 10.50%, 6/3/2016	2,000,000	900,000
[b,d]Dubai Electricity & Water, 6.375%, 10/21/2016	1,000,000	1,065,000
[b]Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,210,078
[b,d]Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,594,692
Metropolitan Edison, 7.70%, 1/15/2019	250,000	311,708
[g]PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,542,013
Public Service Co. of New Mexico, 7.95%, 5/15/2018	1,325,000	1,608,538
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,193,060
[b,d]Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,057,500
GAS UTILITIES — 0.88%
[b,d]ENN Energy Holdings Ltd., 6.00%, 5/13/2021	1,000,000	960,573
[b]Source Gas LLC., 5.90%, 4/1/2017	1,250,000	1,312,296
Southern Union Co., 3.564%, 11/1/2066	2,000,000	1,752,500
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.98%
[b,d]Atlantic Power Corp., 9.00%, 11/15/2018	2,000,000	2,020,000
[b,d]Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	2,060,000
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,487,500
[b]Midland Cogen Venture, 6.00%, 3/15/2025	1,978,000	2,019,586
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	503,750
MULTI-UTILITIES — 1.73%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	885,000
Black Hills Corp., 9.00%, 5/15/2014	500,000	559,013
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,439,240
[b]Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,085,248
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,323,591

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Sempra Energy, 9.80%, 2/15/2019	$250,000	$340,438
[b]Texas-New Mexico Power Co., 9.50%, 4/1/2019	1,000,000	1,316,954

		36,248,271

TOTAL CORPORATE BONDS (Cost $258,625,559)		271,225,396

CONVERTIBLE BONDS — 5.19%
CAPITAL GOODS — 0.58%
MACHINERY — 0.58%
[b]3D Systems Corp., 5.50%, 12/15/2016	2,000,000	2,645,000

		2,645,000

DIVERSIFIED FINANCIALS — 1.26%
CAPITAL MARKETS — 0.72%
Apollo Investment Corp., 5.75%, 1/15/2016	2,300,000	2,254,000
[b]Hercules Technology, 6.00%, 4/15/2016	1,000,000	1,041,250
DIVERSIFIED FINANCIAL SERVICES — 0.54%
[b]ICAHN Enterprise LP, 4.00%, 8/15/2013	2,000,000	1,992,000
KKR Financial Holdings LLC, 7.00%, 7/15/2012	475,000	479,750

		5,767,000

ENERGY — 0.41%
OIL, GAS & CONSUMABLE FUELS — 0.41%
SunPower Corp., 4.75%, 4/15/2014	2,000,000	1,875,000

		1,875,000

FOOD, BEVERAGE & TOBACCO — 0.48%
BEVERAGES — 0.48%
Central European Distribution Corp., 3.00%, 3/15/2013	2,500,000	2,209,375

		2,209,375

HEALTH CARE EQUIPMENT & SERVICES — 0.65%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.65%
Hologic, Inc., 2.00%, 12/15/2037	3,000,000	2,981,250

		2,981,250

MATERIALS — 1.11%
CONSTRUCTION MATERIALS — 0.31%
[d]CEMEX SAB de CV, 4.875%, 3/15/2015	1,500,000	1,410,000
METALS & MINING — 0.80%
[b,d]Jaguar Mining, Inc., 4.50%, 11/1/2014	2,000,000	1,715,000
[d]Kinross Gold Corp., 1.75%, 3/15/2028	2,000,000	1,985,000

		5,110,000

SOFTWARE & SERVICES — 0.21%
SOFTWARE — 0.21%
THQ, Inc., 5.00%, 8/15/2014	2,000,000	977,500

		977,500

TELECOMMUNICATION SERVICES — 0.34%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.34%
[b]Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	2,000,000	1,540,000

		1,540,000

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.15%
MARINE — 0.15%
[b]Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	$1,000,000	$685,000

		685,000

TOTAL CONVERTIBLE BONDS (Cost $23,971,311)		23,790,125

WARRANTS — 0.03%
[a]Green Field Energy Services	2,000	132,000

TOTAL WARRANTS (Cost $78,418)		132,000

MUNICIPAL BONDS — 2.86%
California Health Facilities Financing Authority (Developmental Disabilities-B), 7.875%, 2/1/2026	1,940,000	2,267,724
Los Angeles California Municipal Improvement Corp. Lease Revenue (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,103,547
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	90,000	90,001
[b]Midwest Family Housing, 5.168%, 7/1/2016	715,000	712,254
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,099,840
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	937,089
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,502,130
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,115,560
San Marcos California Redevelopment Agency Tax Allocation, 6.125%, 10/1/2018	1,000,000	1,070,670
Texas State Public Finance Authority Charter School Finance Corp. (ED-New Frontiers Series Q), 8.75%, 8/15/2027	750,000	770,872
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	470,000	463,110

TOTAL MUNICIPAL BONDS (Cost $11,935,373)		13,132,797

U.S. TREASURY SECURITIES — 0.46%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,097,500

TOTAL U.S. TREASURY SECURITIES (Cost $1,995,106)		2,097,500

U.S. GOVERNMENT AGENCIES — 0.28%
[b]Agribank FCB, 9.125%, 7/15/2019	1,000,000	1,268,772

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,041,067)		1,268,772

OTHER GOVERNMENT — 0.22%
[b,d]Republic of Iceland, 4.875%, 6/16/2016	1,000,000	1,007,500

TOTAL OTHER GOVERNMENT (Cost $995,577)		1,007,500

MORTGAGE BACKED —0.00%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	8,543	9,564

TOTAL MORTGAGE BACKED (Cost $8,575)		9,564

FOREIGN BONDS — 7.15%
BANKS — 0.42%
COMMERCIAL BANKS — 0.42%
NRW Bank (NOK), 3.50%, 5/21/2013	5,000,000	891,296
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	1,039,762

		1,931,058

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 1.53%
CAPITAL MARKETS — 0.46%
Morgan Stanley (AUD), 4.788%, 3/1/2013	$1,000,000	$1,020,940
Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	1,101,098
CONSUMER FINANCE — 1.07%
[b,c]Cash Store Financial (CAD), 11.50%, 1/31/2017	1,750,000	1,666,750
[b]Lowell Group Finance plc (GBP), 10.75%, 4/1/2019	2,000,000	3,214,997

		7,003,785

FOOD & STAPLES RETAILING — 0.30%
FOOD & STAPLES RETAILING — 0.30%
Wesfarmers Ltd. (AUD), 7.11%, 9/11/2014	1,300,000	1,382,348

		1,382,348

FOOD, BEVERAGE & TOBACCO — 0.86%
BEVERAGES — 0.51%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,147,662
Anheuser- Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	1,190,392
FOOD PRODUCTS — 0.35%
Viterra, Inc. (CAD), 8.50%, 8/1/2017	1,500,000	1,597,824

		3,935,878

INSURANCE — 0.35%
INSURANCE — 0.35%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	834,397
ELM BV (AUD), 5.502%, 12/31/2049	1,000,000	800,246

		1,634,643

MATERIALS — 0.41%
CONSTRUCTION MATERIALS — 0.41%
CEMEX Finance LLC (EUR), 9.625%, 12/14/2017	1,500,000	1,875,515

		1,875,515

MEDIA — 0.53%
MEDIA — 0.53%
[b]Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	1,062,710
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,380,379

		2,443,089

MISCELLANEOUS — 1.58%
MISCELLANEOUS — 1.58%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	905,883
[c]International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	1,000,000	566,764
International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,280,556
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	909,652
New South Wales Treasury Corp. (AUD), 4.051%, 11/20/2020	1,000,000	1,272,199
Republic of Brazil (BRL), 12.50%, 1/5/2016	3,525,000	2,330,754

		7,265,808

Certified Semi-Annual Report     23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.27%
INTERNET SOFTWARE & SERVICES — 0.27%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	$1,000,000	$1,230,338

		1,230,338

TELECOMMUNICATION SERVICES — 0.07%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.07%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	315,087

		315,087

TRANSPORTATION — 0.83%
AIR FREIGHT & LOGISTICS — 0.33%
Livingston International (CAD), 10.125%, 11/9/2015	1,500,000	1,531,325
AIRLINES — 0.50%
[c]Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	2,000,000	2,267,289

		3,798,614

TOTAL FOREIGN BONDS (Cost $30,837,651)		32,816,163

OTHER SECURITIES — 1.38%
LOAN PARTICIPATIONS — 1.38%
Lonestar Intermediate Super Holdings, 9.50%, 8/7/2019	2,000,000	2,022,140
[c]Merisant Co. Term Loan B, 7.50%, 1/31/2014	1,391,873	1,329,239
[b,c]Private Restaurants Properties, Inc., 9.00%, 3/1/2017	3,000,000	3,000,000

TOTAL OTHER SECURITIES (Cost $6,281,671)		6,351,379

SHORT TERM INVESTMENTS — 3.64%
Bank of New York Tri-Party Repurchase Agreement 0.30% dated 3/30/2012 due 4/2/2012, repurchase price $10,000,250 collateralized by 2 U.S. Government debt securities, having an average coupon of 3.96%, a credit rating of AAA, maturity dates from 3/1/2022 to 4/1/2037, and having an aggregate market value of $10,169,953.23 at 3/30/2012	10,000,000	10,000,000
Northern Illinois Gas Corp., 0.35%, 4/2/2012	6,700,000	6,699,936

TOTAL SHORT TERM INVESTMENTS (Cost $16,699,935)		16,699,936

TOTAL INVESTMENTS — 96.67% (Cost $428,399,977)		$443,345,472
OTHER ASSETS LESS LIABILITIES — 3.33%		15,255,316

NET ASSETS — 100.00%		$458,600,788

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, the aggregate value of these securities in the Fund’s portfolio was $177,794,155, representing 38.77% of the Fund’s net assets.
c	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
d	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	When-issued security.
g	Segregated as collateral for a when-issued security.

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

Portfolio Abbreviations To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
KRW	Denominated in Korean Won
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $428,399,977) (Note 2)	$443,345,472
Cash	157,373
Receivable for investments sold	15,292,369
Receivable for fund shares sold	3,669,417
Dividends receivable	428,013
Dividend and interest reclaim receivable	262
Interest receivable	6,574,093
Prepaid expenses and other assets	49,748

Total Assets	469,516,747

LIABILITIES
Payable for investments purchased	9,374,353
Payable for fund shares redeemed	420,842
Unrealized depreciation on forward currency contracts (Note 7)	52,588
Payable to investment advisor and other affiliates (Note 3)	433,177
Accounts payable and accrued expenses	49,910
Dividends payable	585,089

Total Liabilities	10,915,959

NET ASSETS	$458,600,788

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,346)
Net unrealized appreciation on investments	14,886,663
Accumulated net realized gain (loss)	1,181,613
Net capital paid in on shares of beneficial interest	442,548,858

$458,600,788

26    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($155,662,242 applicable to 12,975,672 shares of beneficial interest outstanding - Note 4)	$12.00
Maximum sales charge, 4.50% of offering price	0.57

Maximum offering price per share	$12.57

Class C Shares:
Net asset value and offering price per share* ($145,690,069 applicable to 12,160,611 shares of beneficial interest outstanding - Note 4)	$11.98

Class I Shares:
Net asset value, offering and redemption price per share ($157,248,477 applicable to 13,135,053 shares of beneficial interest outstanding - Note 4)	$11.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $5,194)	$1,490,020
Interest income (net of premium amortized of $389,001)	12,482,005

Total Income	13,972,025

EXPENSES:
Investment advisory fees (Note 3)	1,421,142
Administration fees (Note 3)
Class A Shares	83,926
Class C Shares	77,361
Class I Shares	30,228
Distribution and service fees (Note 3)
Class A Shares	169,247
Class C Shares	623,290
Transfer agent fees
Class A Shares	52,584
Class C Shares	53,529
Class I Shares	27,793
Registration and filing fees
Class A Shares	14,885
Class C Shares	12,886
Class I Shares	29,665
Custodian fees (Note 3)	50,379
Professional fees	30,019
Accounting fees	4,074
Trustee fees	4,885
Other expenses	35,245

Total Expenses	2,721,138
Less:
Expenses reimbursed by investment advisor (Note 3)	(198,176)
Fees paid indirectly (Note 3)	(180)

Net Expenses	2,522,782

Net Investment Income	$11,449,243

28    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$775,125
Forward currency contracts (Note 7)	331,567
Foreign currency transactions	(20,445)

1,086,247

Net change in unrealized appreciation (depreciation) on:
Investments	13,280,408
Forward currency contracts (Note 7)	(250,448)
Foreign currency translations	46,245

13,076,205

Net Realized and Unrealized Gain	14,162,452

Net Increase in Net Assets Resulting from Operations	$25,611,695

See notes to financial statements.

Certified Semi-Annual Report    29

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$11,449,243	$16,437,230
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	1,086,247	8,440,179
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	13,076,205	(15,811,464)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,611,695	9,065,945

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,270,426)	(6,071,158)
Class C Shares	(3,595,739)	(5,413,401)
Class I Shares	(3,996,128)	(5,124,836)
From realized gains
Class A Shares	(2,920,791)	(1,920,858)
Class C Shares	(2,624,522)	(1,933,399)
Class I Shares	(2,482,957)	(1,595,561)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	38,019,102	36,566,623
Class C Shares	37,116,717	29,275,505
Class I Shares	55,762,180	30,458,308

Net Increase in Net Assets	136,619,131	83,307,168

NET ASSETS:
Beginning of Period	321,981,657	238,674,489

End of Period	$458,600,788	$321,981,657

Undistributed net investment income	$–	$396,704

*	Unaudited.

See notes to financial statements.

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$17,280,983	$17,280,983	$—	$—
Preferred Stock(a)	15,957,689	8,428,740	7,528,949	—
Asset Backed Securities	41,575,668	—	39,575,668	2,000,000
Corporate Bonds	271,225,396	—	261,812,325	9,413,071
Convertible Bonds	23,790,125	—	23,790,125	—
Warrants	132,000	132,000	—	—
Municipal Bonds	13,132,797	—	13,132,797	—
U.S. Treasury Securities	2,097,500	2,097,500	—	—
U.S. Government Agencies	1,268,772	—	1,268,772	—
Other Government	1,007,500	—	1,007,500	—
Mortgage Backed	9,564	—	9,564	—
Foreign Bonds	32,816,163	—	28,315,360	4,500,803
Other Securities	6,351,379	—	2,022,140	4,329,239
Short Term Investments	16,699,936	—	16,699,936	—

Total Investments in Securities	$443,345,472	$27,939,223	$395,163,136	$20,243,113
Other Financial Instruments**
Spot Currency	$251	$251	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(52,588)	$—	$(52,588)	$—

(a)	At March 31, 2012, industry classifications for Preferred Stock in Level 2 consist of $3,156,431 in Banks, $769,080 in Diversified Financials $541,250 in Food, Beverage & Tobacco, $1,184,063 in Miscellaneous, and $1,878,125 in Utilities.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2012, is as follows:

	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Other Securities	Total
Beginning Balance 9/30/2011	$4,006,400	$4,029,779	$2,978,038	$1,525,065	$12,539,282
Accrued Discounts (Premiums)	—	48,072	17,581	13,388	79,041
Net Realized Gain (Loss)	—	77,180	(779,486)	7,138	(695,168)
Gross Purchases	—	7,231,950	2,545,069	3,000,000	12,777,019
Gross Sales	—	(2,081,372)	(1,022,085)	(180,359)	(3,283,816)
Change in Unrealized Appreciation (Depreciation)	—	(979,059)	761,686	(35,993)	(253,366)
Transfers into Level 3(a)	—	3,106,521	—	—	3,106,521
Transfers out of Level 3(a)	(2,006,400)	(2,020,000)	—	—	(4,026,400)

Ending Balance 3/31/2012(b)	$2,000,000	$9,413,071	$4,500,803	$4,329,239	$20,243,113

(a)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in the availability of other significant observable inputs available during the six months ended March 31, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 4.41% of Total Net Assets at the period ended March 31, 2012.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2012.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

34     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $28,956 for Class A shares, $157,875 for Class C shares, and $11,345 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $72,316 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,616 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $180.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,120,222	$60,574,408	5,977,653	$73,696,140
Shares issued to shareholders in reinvestment of dividends	517,672	6,066,028	468,268	5,700,033
Shares repurchased	(2,421,402)	(28,621,334)	(3,475,444)	(42,829,550)
Redemption fees received*	—	—	—	—

Net increase (decrease)	3,216,492	$38,019,102	2,970,477	$36,566,623

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	3,761,605	$44,383,387	3,644,725	$44,913,099
Shares issued to shareholders in reinvestment of dividends	398,580	4,665,119	408,684	4,971,988
Shares repurchased	(1,009,300)	(11,931,789)	(1,678,284)	(20,609,582)
Redemption fees received*	—	—	—	—

Net increase (decrease)	3,150,885	$37,116,717	2,375,125	$29,275,505

Class I Shares
Shares sold	5,363,809	$63,412,179	5,860,149	$71,847,585
Shares issued to shareholders in reinvestment of dividends	416,269	4,869,581	430,504	5,242,513
Shares repurchased	(1,063,218)	(12,519,580)	(3,782,241)	(46,631,790)
Redemption fees received*	—	—	—	—

Net increase (decrease)	4,716,860	$55,762,180	2,508,412	$30,458,308

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $166,263,963 and $49,724,994, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$428,399,977

Gross unrealized appreciation on a tax basis	$25,211,767
Gross unrealized depreciation on a tax basis	(10,266,272)

Net unrealized appreciation (depreciation)on investments (tax basis)	$14,945,495

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	2,316,000	08/21/2012	3,091,388	$—	$(52,588)

Total					$—	$(52,588)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(52,588)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$331,567	$331,567

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(250,448)	$(250,448)

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, and structured finance arrangements. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

38    Certified Semi-Annual Report

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Certified Semi-Annual Report     39

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$11.86	0.36	0.44	0.80	(0.38)	(0.28)	(0.66)	$12.00	6.12	(d)	1.25	(d)	1.25	(d)	1.29	(d)	6.94	13.93	$155,662
2011(c)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(c)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(c)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(c)(e)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538
Class C Shares
2012(b)	$11.84	0.33	0.44	0.77	(0.35)	(0.28)	(0.63)	$11.98	5.57	(d)	1.80	(d)	1.80	(d)	2.06	(d)	6.66	13.93	$145,690
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(e)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829
Class I Shares
2012(b)	$11.83	0.38	0.44	0.82	(0.40)	(0.28)	(0.68)	$11.97	6.44	(d)	0.94	(d)	0.94	(d)	0.96	(d)	7.10	13.93	$157,249
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(e)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 19, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

40 Certified Semi-Annual Report	Certified Semi-Annual Report 41

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,069.40	$6.47
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,066.60	$9.30
Hypothetical*	$1,000.00	$1,016.00	$9.07
Class I Shares
Actual	$1,000.00	$1,071.00	$4.88
Hypothetical*	$1,000.00	$1,020.29	$4.76

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.94%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    43

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

44    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.     45

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.     47

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1663

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

Many Reasons
One Value Fund

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Value Fund

The Value of Experience

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg Value Fund

PORTFOLIO MANAGERS

Connor Browne, CFA, and Edward Maran, CFA.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.28%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a more limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	-7.83%	20.22%	-0.79%	3.85%	9.13%
With sales charge	-11.98%	18.40%	-1.70%	3.37%	8.82%
S&P 500 Index
(Since 10/2/95)	8.54%	23.42%	2.01%	4.12%	7.44%

4    This page is not part of the Semi-Annual Report.

know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/12

Top Contributors	Top Detractors
Gilead Sciences, Inc.	MEMC Electronic Materials, Inc.
The Gap, Inc.	Tokyo Steel Manufacturing Co. Ltd.
PulteGroup, Inc.	Alpha Natural Resources, Inc.
Google, Inc.	KDDI Corp.
Bank of America Corp.	Bankers Petroleum Ltd.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Portfolio P/E Trailing 12-months*	13.9x

Portfolio Price to Cash Flow*	5.2x

Portfolio Price to Book Value*	1.2x

Median Market Cap*	$10.4 B

7-Year Beta (A Shares vs. S&P 500)*	1.12

Number of Companies	43

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/12

BASKET STRUCTURE

As of 3/31/12

This page is not part of the Semi-Annual Report.     5

Thornburg Value Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Connor Browne, CFA Portfolio Manager Edward E. Maran, CFA Portfolio Manager

April 19, 2012

Dear Fellow Shareholders:

For the six-month period ended March 31, 2012, the Thornburg Value Fund (Class A shares without sales charge) returned 22.77% versus 25.89% for the S&P 500 Index. The stark contrast in market sentiment between the fourth quarter of 2011 and the first quarter of 2012 is remarkable. During the fourth calendar quarter, equity markets struggled to shake off fear induced by the European debt crisis. The Fund trailed the S&P 500 Index by a little over 6.00% for the quarter ended December 2011 with a three-month return of 5.74% verses 11.82% for the S&P 500 Index, as our contrarian investments seemed particularly out of favor. But during the most recent quarter ended March 31, 2012, the Fund outperformed the index by approximately 3.50% with a return of 16.11% verses 12.59% for the index, as constructive action surrounding the European debt crisis and signs of improvement in the United States economy helped support stock price advances.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.28%, as disclosed in the most recent Prospectus.

The apparent resolution of a series of important global economic questions during that period helped salve market sentiment. The European Central Bank’s effort to unfreeze credit and inject liquidity into the European banking system, known as the Long Term Refinancing Operation (LTRO), appears to have halted the panic in European debt markets. In addition, while domestic equity markets seemed to see the 2011 late-summer debt-ceiling negotiations as political theater, the political dysfunction they exposed did affect market psychology negatively. That sentiment lingered, and the gradual fading of that issue from headlines has contributed to the recent calm. Domestic economic data has improved, and fear of a double-dip recession has receded. The headline unemployment rate continues its move downward to 8.2%; consumer confidence and housing are showing signs of improvement. Investors also responded to positive news for the banking sector when the Federal Reserve released results of its stress test of 19 of the nation’s largest banks.

With so much positive news, the year began with a bang. The apparent resolution of some of the above issues led to a rebound in performance in areas that had impacted the Value Fund negatively before. Positive individual stock-selection during the period contributed to the strong absolute and relative returns, as did our overweight to the financial sector. Our

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

weighting in the information technology sector was a drag on performance (although one of our top performers for the period was Apple, Inc.).

A recovering economy provides a tailwind to the banking sector and investors in Bank of America were encouraged when it reported strong fourth-quarter 2011 net income. Indeed, Bank of America has been among our leading contributors to return for the six-month period. Gilead Sciences, Inc., The Gap, Pulte Group, and Google round out the list of top contributors. The following is some brief additional commentary about three of those contributors: Bank of America, The Gap, and Google.

Bank of America, along with several other financial-sector stocks in the Value Fund portfolio, had been priced as if it were in imminent need of additional capital. We did not believe that to be the case. We believe time is on Bank of America’s side, and the strong returns for the period appear to bear this thesis out.

The Gap, Inc. fell out of favor over a number of years, as the brand had seemed to lose its popularity with its core customers, but CEO Glenn Murphy has been dogged in his efforts to revitalize the firm. His efforts may have finally met with success. Online sales and overseas franchise growth have been quite strong, fundamentals are improving, and we believe the slight headwind the company faces with higher cotton prices is temporary. The Gap was the second strongest contributor to your portfolio’s return over the period.

We see significant upside in Google, Inc., the leader in online advertising. It recently reported strong results, with revenues up 24% on a year-over-year basis and operating income up 22%. Traffic growth on a year-over-year basis moved from 18% in Q2 2011 to 39% in Q1 2012. Google sells almost 50% of global online ads, and global online advertising spending is growing as a proportion of total ad spending (from 8.4% in 2006 to 18.4% in 2011).

Among the weak performers for the period was Corning, Inc. The New York based specialty glass supplier faces oversupply and competitive pressures. A new technology from Samsung could enable flat-screen TV manufacturers to use one glass panel instead of two in assembly, potentially slicing into demand. We removed the company from the portfolio. Operating performance for Hewlett-Packard failed to meet our projections. We believe the weak results may be indicative of problems in the underlying business that may be ongoing. That position was eliminated due to fundamental deterioration.

Headwinds and Tailwinds

As we look forward, we see several potentially constructive factors. Monetary policy is unusually stimulative around the globe, not just in developed markets, but also in certain emerging market economies. Corporations are financially strong and highly profitable. The problems of the recent financial crisis appear to be mostly behind us and valuations are unusually compelling for a number of stocks.

The debt crisis in Europe lingers and is far from a permanent resolution. Austerity measures have, to some extent, sapped the growth potential of southern European economies and have made dealing with those debt burdens more — not less — difficult. There is uncertainty surrounding whether China will be able to decelerate its growth rate without a hard landing. Nevertheless, both European and Chinese policy makers appear to have adequate tools to deal with their respective challenges.

We believe our basic approach of searching for promising companies trading at discounts to their intrinsic values offers investors the possibility of achieving attractive returns over time. In our opinion, equities appear attractively

8    Certified Semi-Annual Report

priced, and we are optimistic that the process and philosophy that have guided the Fund since inception may prove successful going forward too.

We invite you to visit our website at www.thornburg.com, where you can find useful information about your Fund – including commentary on portfolio holdings.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

Gilead Sciences, Inc.	4.4%	Charles Schwab Corp.	3.6%
Google, Inc.	4.3%	United States Steel Corp.	3.4%
Inpex Corp.	4.1%	Hartford Financial Services Group, Inc.	3.2%
Thermo Fisher Scientific, Inc.	3.9%	Yahoo!, Inc.	3.0%
Staples, Inc.	3.8%	MetLife, Inc.	3.0%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Energy	11.8%	Technology Hardware & Equipment	5.1%
Software & Services	11.4%	Semiconductors & Semiconductor Equipment	2.8%
Retailing	11.1%	Consumer Services	2.0%
Diversified Financials	10.4%	Banks	1.4%
Insurance	8.8%	Capital Goods	1.3%
Pharmaceuticals, Biotechnology & Life Sciences	8.3%	Consumer Durables & Apparel	1.2%
Telecommunication Services	7.4%	Automobiles & Components	0.3%
Health Care Equipment & Services	6.6%	Other Assets & Cash Equivalents	3.7%
Materials	6.4%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.68%

AUTOMOBILES & COMPONENTS — 0.28%
AUTO COMPONENTS — 0.28%
[a] Delphi Automotive plc.	295,600	$9,340,960

		9,340,960

BANKS — 1.42%
COMMERCIAL BANKS — 1.42%
[a] Sterling Financial Corp.	2,272,729	47,454,582

		47,454,582

CAPITAL GOODS — 1.29%
MACHINERY — 1.29%
[a] Oshkosh Corp.	1,850,241	42,870,084

		42,870,084

CONSUMER DURABLES & APPAREL — 1.20%
HOUSEHOLD DURABLES — 1.20%
[a] Pulte Group, Inc.	4,513,000	39,940,050

		39,940,050

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 1.98%
HOTELS, RESTAURANTS & LEISURE — 1.98%
[a] Life Time Fitness, Inc.	1,304,351	$65,961,030

		65,961,030

DIVERSIFIED FINANCIALS — 10.39%
CAPITAL MARKETS — 4.10%
AllianceBernstein Holding LP	977,396	15,257,152
Charles Schwab Corp.	8,441,200	121,300,044
DIVERSIFIED FINANCIAL SERVICES — 6.29%
Bank of America Corp.	7,239,300	69,280,101
Citigroup, Inc.	2,011,300	73,513,015
JPMorgan Chase & Co.	1,452,840	66,801,583

		346,151,895

ENERGY — 11.85%
OIL, GAS & CONSUMABLE FUELS — 11.85%
[a] Alpha Natural Resources, Inc.	1,758,000	26,739,180
Apache Corp.	679,290	68,227,888
[a] Bankers Petroleum Ltd.	7,804,800	32,237,983
Exxon Mobil Corp.	574,900	49,861,077
Inpex Corp.	20,345	137,403,105
[a] Sandridge Energy, Inc.	10,237,415	80,158,959

		394,628,192

HEALTH CARE EQUIPMENT & SERVICES — 6.56%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.64%
[a] Alere, Inc.	2,465,600	64,130,256
[a] Varian Medical Systems, Inc.	1,309,540	90,305,878
HEALTH CARE PROVIDERS & SERVICES — 1.92%
[a] Community Health Systems, Inc.	2,878,673	64,021,688

		218,457,822

INSURANCE — 8.83%
INSURANCE — 8.83%
[a] Genworth Financial, Inc.	10,357,495	86,174,358
Hartford Financial Services Group, Inc.	5,094,940	107,401,335
MetLife, Inc.	2,692,490	100,564,502

		294,140,195

MATERIALS — 6.42%
METALS & MINING — 6.42%
[b] Tokyo Steel Manufacturing Co. Ltd.	11,229,100	99,172,068
United States Steel Corp.	3,908,900	114,804,393

		213,976,461

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.28%
BIOTECHNOLOGY — 4.35%
[a] Gilead Sciences, Inc.	2,968,705	145,021,239
LIFE SCIENCES TOOLS & SERVICES — 3.93%
Thermo Fisher Scientific, Inc.	2,318,593	130,722,274

		275,743,513

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 11.11%
SPECIALTY RETAIL — 11.11%
Best Buy Co., Inc.	2,985,200	$70,689,536
[a,b] Office Depot, Inc.	14,346,811	49,496,498
[a,b] OfficeMax, Inc.	4,617,314	26,411,036
Staples, Inc.	7,762,200	125,592,396
The Gap, Inc.	3,741,014	97,790,106

		369,979,572

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.77%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.77%
[a,b] MEMC Electronic Materials, Inc.	15,314,451	55,285,168
[a] ON Semiconductor Corp.	4,126,527	37,180,008

		92,465,176

SOFTWARE & SERVICES — 11.37%
INFORMATION TECHNOLOGY SERVICES — 2.35%
[a] Amdocs Ltd.	2,484,348	78,455,710
INTERNET SOFTWARE & SERVICES — 7.36%
[a] Google, Inc.	224,489	143,951,326
[a] Yahoo!, Inc.	6,648,600	101,191,692
SOFTWARE — 1.66%
Microsoft Corp.	1,713,600	55,263,600

		378,862,328

TECHNOLOGY HARDWARE & EQUIPMENT — 5.14%
COMMUNICATIONS EQUIPMENT — 1.15%
[a] Juniper Networks, Inc.	1,674,471	38,311,896
COMPUTERS & PERIPHERALS — 3.99%
[a] Apple, Inc.	150,800	90,400,076
[a] Dell, Inc.	2,556,436	42,436,838

		171,148,810

TELECOMMUNICATION SERVICES — 6.79%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.55%
[a] Level 3 Communications, Inc.	3,297,179	84,836,416
WIRELESS TELECOMMUNICATION SERVICES — 4.24%
KDDI Corp.	10,851	70,268,648
SoftBank Corp.	2,405,209	71,107,242

		226,212,306

TOTAL COMMON STOCK (Cost $3,060,905,056)		3,187,332,976

CONVERTIBLE BONDS — 0.58%
TELECOMMUNICATION SERVICES — 0.58%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.58%
Level 3 Communications, Inc., 6.50%, 10/1/2016	$12,049,000	19,278,400

		19,278,400

TOTAL CONVERTIBLE BONDS (Cost $12,049,000)		19,278,400

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.40%
Arizona Public Service Co., 0.45%, 4/2/2012	$11,992,000	$11,991,850
Oglethorpe Power Corp., 0.20%, 4/5/2012	11,275,000	11,274,749
The Kroger Co., 0.35%, 4/2/2012	56,608,000	56,607,450

TOTAL SHORT TERM INVESTMENTS (Cost $79,874,049)		79,874,049

TOTAL INVESTMENTS — 98.66% (Cost $3,152,828,105)		$3,286,485,425
OTHER ASSETS LESS LIABILITIES — 1.34%		44,528,230

NET ASSETS — 100.00%		$3,331,013,655

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal March 31, 2012	Market Value March 31, 2012	Investment Income
MEMC Electronic Materials, Inc.*	10,926,751	4,387,700	—	15,314,451	$55,285,168	$—
Office Depot, Inc.	14,539,100	—	192,289	14,346,811	49,496,498	—
OfficeMax, Inc.	4,617,314	—	—	4,617,314	26,411,036	—
Tokyo Steel Manufacturing Co. Ltd.	10,800,400	428,700	—	11,229,100	99,172,068	377,961

Total non-controlled affiliated issuers – 6.92% of net assets					$230,364,770	$377,961

*	Issuer not affiliated at September 30, 2011.

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $2,799,648,639) (Note 2)	$3,056,120,655
Non-controlled affiliated issuers (cost $353,179,466) (Note 2)	230,364,770
Cash	311,598
Receivable for investments sold	68,490,791
Receivable for fund shares sold	3,254,366
Unrealized appreciation on forward currency contracts (Note 7)	10,220,009
Dividends receivable	4,123,960
Dividend and interest reclaim receivable	713,230
Interest receivable	391,592
Prepaid expenses and other assets	101,670

Total Assets	3,374,092,641

LIABILITIES
Payable for investments purchased	29,054,269
Payable for fund shares redeemed	9,564,878
Unrealized depreciation on forward currency contracts (Note 7)	263,584
Payable to investment advisor and other affiliates (Note 3)	2,773,428
Accounts payable and accrued expenses	1,404,572
Dividends payable	18,255

Total Liabilities	43,078,986

NET ASSETS	$3,331,013,655

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,648,206)
Net unrealized appreciation on investments	143,645,541
Accumulated net realized gain (loss)	(667,814,510)
Net capital paid in on shares of beneficial interest	3,856,830,830

$3,331,013,655

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($747,089,396 applicable to 21,962,889 shares of beneficial interest outstanding - Note 4)	$34.02
Maximum sales charge, 4.50% of offering price	1.60

Maximum offering price per share	$35.62

Class B Shares:
Net asset value and offering price per share* ($12,592,532 applicable to 396,681 shares of beneficial interest outstanding - Note 4)	$31.74

Class C Shares:
Net asset value and offering price per share* ($268,934,560 applicable to 8,341,773 shares of beneficial interest outstanding - Note 4)	$32.24

Class I Shares:
Net asset value, offering and redemption price per share ($1,806,912,023 applicable to 52,017,866 shares of beneficial interest outstanding - Note 4)	$34.74

Class R3 Shares:
Net asset value, offering and redemption price per share ($183,030,273 applicable to 5,419,752 shares of beneficial interest outstanding - Note 4)	$33.77

Class R4 Shares:
Net asset value, offering and redemption price per share ($57,308,577 applicable to 1,686,092 shares of beneficial interest outstanding - Note 4)	$33.99

Class R5 Shares:
Net asset value, offering and redemption price per share ($255,146,294 applicable to 7,354,960 shares of beneficial interest outstanding - Note 4)	$34.69

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $119,868)	$15,100,937
Non-controlled affiliated issuers (net of foreign taxes withheld of $28,449)	377,961
Interest income	512,704

Total Income	15,991,602

EXPENSES:
Investment advisory fees (Note 3)	12,621,458
Administration fees (Note 3)
Class A Shares	458,393
Class B Shares	8,192
Class C Shares	164,539
Class I Shares	470,946
Class R3 Shares	112,104
Class R4 Shares	34,687
Class R5 Shares	60,218
Distribution and service fees (Note 3)
Class A Shares	918,802
Class B Shares	65,505
Class C Shares	1,316,024
Class R3 Shares	448,511
Class R4 Shares	69,270
Transfer agent fees
Class A Shares	585,798
Class B Shares	18,716
Class C Shares	223,430
Class I Shares	807,505
Class R3 Shares	208,711
Class R4 Shares	67,477
Class R5 Shares	320,755
Registration and filing fees
Class A Shares	13,276
Class B Shares	8,919
Class C Shares	10,321
Class I Shares	47,455
Class R3 Shares	10,713
Class R4 Shares	8,427
Class R5 Shares	6,806
Custodian fees (Note 3)	192,281
Professional fees	50,318
Accounting fees	63,490
Trustee fees	46,245
Other expenses	270,202

Total Expenses	19,709,494
Less:
Expenses reimbursed by investment advisor (Note 3)	(467,784)

Net Expenses	19,241,710

Net Investment Loss	$(3,250,108)

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(227,847,871)
Non-controlled affiliated issuers	(155,481)
Forward currency contracts (Note 7)	15,634,262
Foreign currency transactions	44,263

(212,324,827)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	915,416,952
Non-controlled affiliated issuers	(3,865,996)
Forward currency contracts (Note 7)	7,451,616
Foreign currency translations	(28,834)

918,973,738

Net Realized and Unrealized Gain	706,648,911

Net Increase in Net Assets Resulting from Operations	$703,398,803

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(3,250,108)	$2,415,580
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(212,324,827)	320,363,158
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	918,973,738	(647,981,934)

Net Increase (Decrease) in Net Assets Resulting from Operations	703,398,803	(325,203,196)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class I Shares	(1,567,188)	(1,083,639)
Class R5 Shares	(70,869)	(98,243)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(229,800,526)	(245,975,542)
Class B Shares	(3,697,249)	(7,564,011)
Class C Shares	(36,991,770)	(53,791,108)
Class I Shares	(559,078,973)	80,664,857
Class R3 Shares	(22,466,266)	(14,721,836)
Class R4 Shares	(5,875,261)	3,094,266
Class R5 Shares	(9,896,827)	7,376,378

Net Decrease in Net Assets	(166,046,126)	(557,302,074)

NET ASSETS:
Beginning of Period	3,497,059,781	4,054,361,855

End of Period	$3,331,013,655	$3,497,059,781

Undistributed net investment income	$—	$3,088,447

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,187,332,976	$3,187,332,976	$—	$—
Convertible Bonds	19,278,400	—	19,278,400	—
Short Term Investments	79,874,049	—	79,874,049	—

Total Investments in Securities	$3,286,485,425	$3,187,332,976	$99,152,449	$—
Other Financial Instruments**
Forward Currency Contracts	$10,220,009	$—	$10,220,009	$—
Spot Currency	$6,269	$6,269	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(263,584)	$—	$(263,584)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $217 for Class A, $274,317 for Class R3 shares, $51,126 for Class R4 Shares, and $142,124 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $15,229 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,841 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,374,706	$44,036,604	3,820,004	$131,182,658
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(9,212,180)	(273,839,292)	(11,195,671)	(377,165,665)
Redemption fees received*	—	2,162	—	7,465

Net increase (decrease)	(7,837,474)	$(229,800,526)	(7,375,667)	$(245,975,542)

Class B Shares
Shares sold	12,743	$358,218	22,294	$708,643
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(140,012)	(4,055,506)	(263,171)	(8,272,792)
Redemption fees received*	—	39	—	138

Net increase (decrease)	(127,269)	$(3,697,249)	(240,877)	$(7,564,011)

Class C Shares
Shares sold	177,209	$5,128,783	636,748	$21,058,206
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,435,421)	(42,121,321)	(2,338,535)	(74,851,535)
Redemption fees received*	—	768	—	2,221

Net increase (decrease)	(1,258,212)	$(36,991,770)	(1,701,787)	$(53,791,108)

Class I Shares
Shares sold	4,964,777	$156,499,962	24,496,289	$847,217,485
Shares issued to shareholders in reinvestment of dividends	41,518	1,245,554	22,978	860,513
Shares repurchased	(22,627,541)	(716,830,142)	(22,329,324)	(767,428,563)
Redemption fees received*	—	5,653	—	15,422

Net increase (decrease)	(17,621,246)	$(559,078,973)	2,189,943	$80,664,857

Class R3 Shares
Shares sold	578,441	$17,780,879	1,565,821	$52,864,246
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,310,160)	(40,247,668)	(2,039,207)	(67,587,509)
Redemption fees received*	—	523	—	1,427

Net increase (decrease)	(731,719)	$(22,466,266)	(473,386)	$(14,721,836)

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	263,299	$7,947,200	739,587	$25,201,045
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(452,541)	(13,822,622)	(656,134)	(22,107,183)
Redemption fees received*	—	161	—	404

Net increase (decrease)	(189,242)	$(5,875,261)	83,453	$3,094,266

Class R5 Shares
Shares sold	1,032,994	$32,218,187	2,401,766	$83,473,333
Shares issued to shareholders in reinvestment of dividends	2,345	70,250	2,591	96,926
Shares repurchased	(1,312,462)	(42,185,951)	(2,171,290)	(76,195,579)
Redemption fees received*	—	687	—	1,698

Net increase (decrease)	(277,123)	$(9,896,827)	233,067	$7,376,378

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $665,864,940 and $1,552,302,734, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,152,828,105

Gross unrealized appreciation on a tax basis	$451,033,305
Gross unrealized depreciation on a tax basis	(317,375,985)

Net unrealized appreciation (depreciation) on investments (tax basis)	$133,657,320

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	Sell	26,626,081,600	08/27/2012	322,178,049	$10,220,009	$—
Japanese Yen	Sell	4,500,077,600	08/27/2012	54,451,355	—	(263,584)

Total					$10,220,009	$(263,584)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2012 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$10,220,009

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(263,584)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$15,634,262	$15,634,262

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$7,451,616	$7,451,616

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$27.71	(0.06)	6.37	6.31	—	—	—	$34.02	(0.37	)(d)	1.33	(d)	1.33	(d)	1.33	(d)	22.77	20.37	$747,089
2011(c)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)		1.28		1.28		1.28		(8.97)	64.14	$825,700
2010(c)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65		1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(c)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58		1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(c)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52		1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(c)	$37.59	0.29	7.86	8.15	(0.27)	(1.30)	(1.57)	$44.17	0.70		1.27		1.27		1.27		22.23	79.29	$1,599,976
Class B Shares
2012(b)	$25.99	(0.20)	5.95	5.75	—	—	—	$31.74	(1.38	)(d)	2.33	(d)	2.33	(d)	2.33	(d)	22.12	20.37	$12,593
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)		2.19		2.19		2.19		(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)		2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74		2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (e)	(3.93)	(3.93)	$26.66	(0.28)		2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)	(1.30)	(1.32)	$42.36	(0.09)		2.07		2.07		2.07		21.26	79.29	$113,299
Class C Shares
2012(b)	$26.36	(0.17)	6.05	5.88	—	—	—	$32.24	(1.14	)(d)	2.09	(d)	2.09	(d)	2.09	(d)	22.31	20.37	$268,935
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)		2.03		2.03		2.03		(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)		2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81		2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)		2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)	(1.30)	(1.33)	$42.82	(0.05)		2.03		2.03		2.03		21.29	79.29	$621,687
Class I Shares
2012(b)	$28.26	— (f)	6.51	6.51	(0.03)	—	(0.03)	$34.74	0.02	(d)	0.93	(d)	0.93	(d)	0.93	(d)	23.04	20.37	$1,806,912
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27		0.91		0.91		0.91		(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97		0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94		0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92		0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)	(1.30)	(1.71)	$44.80	1.05		0.93		0.92		0.93		22.62	79.29	$2,401,473
Class R3 Shares
2012(b)	$27.51	(0.06)	6.32	6.26	—	—	—	$33.77	(0.40	)(d)	1.35	(d)	1.35	(d)	1.66	(d)	22.76	20.37	$183,030
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)		1.35		1.35		1.64		(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57		1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57		1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50		1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)	(1.30)	(1.56)	$43.94	0.63		1.35		1.35		1.63		22.11	79.29	$151,260
Class R4 Shares
2012(b)	$27.68	(0.05)	6.36	6.31	—	—	—	$33.99	(0.30	)(d)	1.25	(d)	1.25	(d)	1.43	(d)	22.80	20.37	$57,309
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)		1.25		1.25		1.47		(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63		1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65		1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58		1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(g)	$41.00	0.20	3.12	3.32	(0.18)	—	(0.18)	$44.14	0.70	(d)	1.25	(d)	1.25	(d)	2.34	(d)	8.09	79.29	$7,038
Class R5 Shares
2012(b)	$28.22	(0.01)	6.49	6.48	(0.01)	—	(0.01)	$34.69	(0.04	)(d)	0.99	(d)	0.99	(d)	1.11	(d)	22.96	20.37	$255,146
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20		0.98		0.99		1.09		(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91		0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93		0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92		0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)	(1.30)	(1.71)	$44.78	1.14		0.91		0.91		0.93		22.63	79.29	$106,906

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01). (f) Net investment income (loss) was less than $0.01 per share.
(g)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,227.70	$7.38
Hypothetical*	$1,000.00	$1,018.37	$6.69
Class B Shares
Actual	$1,000.00	$1,221.20	$12.93
Hypothetical*	$1,000.00	$1,013.35	$11.72
Class C Shares
Actual	$1,000.00	$1,223.10	$11.61
Hypothetical*	$1,000.00	$1,014.56	$10.52
Class I Shares
Actual	$1,000.00	$1,230.40	$5.17
Hypothetical*	$1,000.00	$1,020.37	$4.68
Class R3 Shares
Actual	$1,000.00	$1,227.60	$7.52
Hypothetical*	$1,000.00	$1,018.25	$6.81
Class R4 Shares
Actual	$1,000.00	$1,228.00	$6.96
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$1,229.60	$5.52
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A : 1.33%; B: 2.33%; C: 2.09%; I: 0.93%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Value Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	-11.98%	-1.70%	3.37%	8.82%
B Shares (Incep: 4/3/00)	-13.30%	-2.00%	3.17%	1.53%
C Shares (Incep: 10/2/95)	-9.45%	-1.54%	3.06%	8.29%
I Shares (Incep: 11/2/98)	-7.48%	-0.42%	4.26%	5.81%
R3 Shares (Incep: 7/1/03)	-7.88%	-0.84%	—	5.43%
R4 Shares (Incep: 2/1/07)	-7.79%	-0.73%	—	-1.02%
R5 Shares (Incep: 2/1/05)	-7.54%	-0.46%	—	4.57%
S&P 500 Index (Since 10/2/95)	8.54%	2.01%	4.12%	7.44%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Value Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity programs, establishes private equity programs, and invests directly in companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

34    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    35

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH170

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Large-Cap Growth Fund

Ten-Year Period – Class I Shares Among 113 funds

Value *knows no boundaries*

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go **paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg International Value Fund

Value Knows No Boundaries

The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Lipper Fund Awards 2012

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards are given for three-year, five-year, and ten-year periods. The fund did not receive the award for all eligible time periods.

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	-7.60%	17.23%	0.72%	8.13%	8.37%
With sales charge	-11.77%	15.45%	-0.20%	7.63%	8.01%
MSCI EAFE Index
(Since 5/28/98)	-5.77%	17.13%	-3.51%	5.70%	3.28%
MSCI AC World ex-U.S. Index
(Since 5/28/98)	-6.74%	19.65%	-1.11%	7.74%	4.95%

4    This page is not part of the Semi-Annual Report.

its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/12

Top Contributors	Top Detractors
Novo Nordisk A/S	HTC Corp.
SAP AG	Tesco plc
LVMH Moët Hennessy Louis Vuitton	Itau Unibanco Holding SA ADR
adidas AG	KDDI Corp.
Standard Chartered plc	Turkiye Garanti Bankasi A.S.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Portfolio P/E Trailing 12-months*	14.0x

Portfolio Price to Cash Flow*	5.4x

Portfolio Price to Book Value*	2.1x

Median Market Cap*	$35.7 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.91

Number of Companies	66

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/12

BASKET STRUCTURE

As of 3/31/12

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Thornburg International Value Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Portfolio Manager Wendy Trevisani Portfolio Manager Lei Wang, CFA Portfolio Manager

May 15, 2012

Dear Fellow Shareholder:

We are pleased to report encouraging semi-annual results for your investment in the
Thornburg International Value Fund. For the six-month period ended March 31, 2012, the
International Value Fund Class A shares total return was 15.58% at net asset value (NAV)
versus 14.56% for the MSCI EAFE Index. While the market rebound in October 2011 came to a halt in November and December on concerns over the ability of policy makers to address the problems of the Eurozone, sentiment reversed during the first quarter of 2012. Markets were driven higher with signs of recovery in the United States, the skirting of disaster in Europe, progress in developing markets, and a turn of fortune beneficial to Japanese exporters, including a weakening yen. As of this writing, the risks in Europe have resurfaced and remain a focal point and driver of global markets.

Danish pharmaceutical firm Novo Nordisk provided the greatest individual contribution to the
Fund’s performance. Its novel insulin compound Victoza, as well as other diabetes treatments, are gaining share in a growing market, with potential upside stemming from Victoza’s promise in the treatment of obesity. Luxury goods conglomerate LVMH Moët Hennessy
Louis Vuitton continues to excel in the major markets of China and the United States, and the company is benefiting from a robust high-end consumer in other markets. Athletic footwear and apparel maker adidas provides exposure to the fast-growing Russian and Chinese markets, with restructuring initiatives assisting margin expansion. Volkswagen AG is gaining market share with successful model launches, production improvements via facility expansion, and growth in shared platforms. Recovering auto sales in the United States are also helping
Japanese automaker Toyota, which has returned to more normal production levels after disruption following the natural disaster in Japan. A weaker yen provides additional upside for
Toyota and other export-oriented companies in the region. In the technology sector, our holding in SAP AG performed well, helped by recovery in the United States and enthusiasm surrounding its new HANA software product.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Only a handful of stocks posted negative returns on an absolute basis and detracted from performance. Taiwanese handset manufacturer HTC fell after market share losses and patent infringement litigation. We trimmed the position to a modest size during the period. UK retailer Tesco announced a restructuring plan to regain market share, which will likely have a dampening effect on margins in the near-term. We sold Turkish holding Garanti Bank amid uncertainty surrounding the impact of higher oil prices and domestic fiscal policy on its ability to increase profits. Japanese telecommunications operator KDDI underperformed as investors rotated into more cyclically oriented names.

Activity during the period reflected our focus on sustainable business models and opportunities we believe to be upgrades to the portfolio. The sale of Garanti Bank, for example, helped to fund our purchase of Itau Unibanco, a Brazilian bank we believe is well positioned in a dynamic region, with upside stemming from cost initiatives. We sold ING as we believe the macroeconomic situation in Europe warrants concern over execution risks, and purchased Svenska Handelsbanken, a Swedish bank with a focus on long-term returns through risk management and strategic expansion, as well as a lack of exposure to peripheral European sovereign debt. We purchased HSBC due to its strong franchise in Asia, Latin America, and other developing markets, and efforts to dispose of non-core, underperforming businesses. Concerns over the operating environment in Spain and the sustainability of a high dividend led us to eliminate our position in Telefonica and buy Vodafone Group, a diversified global mobile phone service provider with a compelling dividend yield, helped by its 45% stake in U.S. based Verizon Wireless.

Other additions to the portfolio during the period included Yum!, the operator of restaurant chains KFC, Taco Bell, and Pizza Hut, with a dominant and growing presence in Asia (particularly China) and India. We also initiated a position in Syngenta, a leading agricultural company that specializes in crop protection and seeds, given its exposure to the trend toward more protein-rich diets in developing countries and the use of agricultural commodities in biofuels. Michelin, the French manufacturer of passenger car, truck, and specialty tires, was purchased due to its compelling valuation, our optimism regarding recovery in auto and replacement tire sales, and the company’s increasing production in, and exposure to, diversified developing markets.

As we head into summer, market psychology and news flow are likely to continue to drive stock prices. The reversal of price declines from depressed levels of last fall reflects healthy reported profits for the first quarter and improving confidence in sustaining economic growth globally. As the mood shifts, there are reasons to keep enthusiasm in check. 2012 is an election year in many countries. Political transition in China and the recent Socialist Party victory in France could pose downside risks. Inflation pressures linger in many emerging markets. Confrontation with Iran over nuclear weapons development remains a possibility. Continued

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sovereign funding needs in Europe, doubts surrounding Greece’s position in the Eurozone, and the impact of austerity measures on the region also warrant attention.

The one certainty we have about global stock markets is that they will fluctuate. Yet our tested approach of diversifying among basic value, consistent earner, and emerging franchise holdings remains unchanged. We believe that each holding in your portfolio reflects a sound long-term business model, and that over our investment horizon, markets will recognize the intrinsic value of the portfolio.

Thank you for your continued trust and confidence. We encourage you to learn more about your portfolio’s holdings at www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

SAP AG	2.9%	LVMH Moët Hennessy Louis Vuitton SA	2.4%
Novo Nordisk A/S	2.8%	Reckitt Benckiser plc	2.4%
British American Tobacco plc	2.5%	Standard Chartered plc	2.4%
Nestle SA	2.4%	Toyota Motor Corp.	2.3%
adidas AG	2.4%	Teva Pharmaceutical Industries Ltd. ADR	2.1%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Banks	9.6%	Food & Staples Retailing	3.5%
Energy	8.8%	Retailing	3.5%
Capital Goods	7.0%	Household & Personal Products	3.4%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%	Telecommunication Services	3.1%
Automobiles & Components	6.3%	Insurance	3.1%
Food, Beverage & Tobacco	6.2%	Media	2.6%
Software & Services	5.8%	Consumer Services	2.2%
Consumer Durables & Apparel	5.6%	Technology Hardware & Equipment	2.0%
Materials	5.4%	Transportation	1.7%
Diversified Financials	4.1%	Semiconductors & Semiconductor Equipment	1.0%
Health Care Equipment & Services	4.0%	Other Assets & Cash Equivalents	4.4%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12 (percent of equity holdings)

United Kingdom	22.5%	Netherlands	2.0%
Germany	13.1%	Mexico	1.7%
Japan	11.4%	Hong Kong	1.6%
Switzerland	7.8%	South Korea	1.6%
France	7.6%	Australia	1.4%
China	7.1%	Ireland	1.4%
Canada	5.6%	United States	1.1%
Israel	3.5%	India	0.8%
Brazil	3.3%	Russia	0.7%
Denmark	3.0%	Taiwan	0.4%
Sweden	2.4%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 93.75%

AUTOMOBILES & COMPONENTS — 4.47%
AUTO COMPONENTS — 0.69%
Cie Generale des Establissements Michelin	2,596,600	$193,344,009
AUTOMOBILES — 3.78%
Hyundai Motor Co.	2,040,115	419,528,525
Toyota Motor Corp.	14,729,026	635,286,007

		1,248,158,541

BANKS — 9.62%
COMMERCIAL BANKS — 9.62%
China Merchants Bank Co. Ltd.	161,970,732	331,218,681
HSBC Holdings plc	47,083,634	414,415,770
Industrial & Commercial Bank of China Ltd.	482,819,400	311,494,382
Itau Unibanco Holding SA ADR	13,727,200	263,424,968
Mitsubishi UFJ Financial Group, Inc.	107,819,900	536,689,607
Standard Chartered plc	27,057,306	675,139,714
Svenska Handelsbanken AB	4,904,000	156,330,844

		2,688,713,966

CAPITAL GOODS — 7.03%
AEROSPACE & DEFENSE — 1.42%
Embraer S.A.	5,421,345	173,374,613
Rolls-Royce Holdings plc	17,206,482	223,476,889
INDUSTRIAL CONGLOMERATES — 1.88%
Siemens AG	5,222,600	526,513,061
MACHINERY — 3.73%
Fanuc Ltd.	2,003,577	355,352,306
Komatsu Ltd.	17,850,215	508,742,989
Vallourec SA	2,799,800	177,369,384

		1,964,829,242

CONSUMER DURABLES & APPAREL — 5.58%
TEXTILES, APPAREL & LUXURY GOODS — 5.58%
adidas AG	8,678,635	677,582,500
LVMH Moët Hennessy Louis Vuitton SA	3,940,056	677,087,594
Swatch Group AG	444,460	204,578,631

		1,559,248,725

CONSUMER SERVICES — 2.25%
HOTELS, RESTAURANTS & LEISURE — 2.25%
[a]Carnival plc	10,740,103	343,232,524
Yum! Brands, Inc.	3,997,200	284,520,696

		627,753,220

DIVERSIFIED FINANCIALS — 4.09%
CAPITAL MARKETS — 1.88%
Credit Suisse Group AG	10,239,338	291,855,729
Julius Baer Group Ltd.	5,777,758	233,235,296
DIVERSIFIED FINANCIAL SERVICES — 2.21%
BM&F Bovespa SA	29,219,800	179,917,583

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Hong Kong Exchanges & Clearing Ltd.	26,157,400	$439,238,040

		1,144,246,648

ENERGY — 8.76%
ENERGY EQUIPMENT & SERVICES — 1.93%
Schlumberger Ltd.	7,730,184	540,571,767
OIL, GAS & CONSUMABLE FUELS — 6.83%
BG Group plc	24,024,792	556,432,774
Canadian Natural Resources Ltd.	9,894,900	327,961,696
Cenovus Energy, Inc.	7,442,913	267,883,680
CNOOC Ltd.	268,418,070	551,661,170
Coal India Ltd.	30,625,664	204,902,495

		2,449,413,582

FOOD & STAPLES RETAILING — 3.49%
FOOD & STAPLES RETAILING — 3.49%
Tesco plc	97,762,618	516,025,623
Wal-Mart de Mexico SAB de C.V.	137,062,200	459,916,541

		975,942,164

FOOD, BEVERAGE & TOBACCO — 6.18%
BEVERAGES — 1.24%
Sabmiller plc	8,615,750	345,831,694
FOOD PRODUCTS — 2.43%
Nestle SA	10,790,500	678,963,554
TOBACCO — 2.51%
British American Tobacco plc	13,926,446	701,785,333

		1,726,580,581

HEALTH CARE EQUIPMENT & SERVICES — 3.99%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.38%
Covidien plc	7,054,798	385,756,354
HEALTH CARE PROVIDERS & SERVICES — 2.61%
Fresenius Medical Care AG & Co.	7,344,894	520,553,202
Sinopharm Group Co. H	74,602,800	207,989,211

		1,114,298,767

HOUSEHOLD & PERSONAL PRODUCTS — 3.35%
HOUSEHOLD PRODUCTS — 2.41%
Reckitt Benckiser plc	11,947,020	675,130,506
PERSONAL PRODUCTS — 0.94%
Natura Cosmeticos SA	12,044,900	261,953,233

		937,083,739

INSURANCE — 3.11%
INSURANCE — 3.11%
Allianz SE	3,791,607	452,437,707
China Life Insurance Co.	83,335,910	216,239,492
Dai-ichi Life Insurance Co.	144,257	199,209,558

		867,886,757

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 5.44%
CHEMICALS — 4.14%
Air Liquide SA	4,158,340	$554,375,824
Potash Corp. of Saskatchewan, Inc.	9,466,600	432,528,954
Syngenta AG	495,690	171,380,136
METALS & MINING — 1.30%
BHP Billiton Ltd.	10,125,662	363,012,667

		1,521,297,581

MEDIA — 2.65%
MEDIA — 2.65%
Pearson plc	16,108,031	300,160,048
Publicis Groupe	7,975,402	439,671,752

		739,831,800

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.71%
PHARMACEUTICALS — 6.71%
Novartis AG	9,076,196	502,322,756
Novo Nordisk A/S	5,735,512	794,100,371
Teva Pharmaceutical Industries Ltd. ADR	12,869,900	579,917,694

		1,876,340,821

RETAILING — 3.47%
SPECIALTY RETAIL — 3.47%
Hennes & Mauritz AB	13,523,874	489,376,256
Kingfisher plc	98,103,317	481,262,444

		970,638,700

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.97%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.97%
ARM Holdings plc	28,514,516	270,005,254

		270,005,254

SOFTWARE & SERVICES — 5.81%
INTERNET SOFTWARE & SERVICES — 1.62%
Tencent Holdings Ltd.	9,786,270	273,214,819
[b]Yandex NV	6,633,900	178,252,893
SOFTWARE — 4.19%
[b]Check Point Software Technologies Ltd.	5,805,546	370,626,057
SAP AG	11,460,205	800,294,926

		1,622,388,695

TECHNOLOGY HARDWARE & EQUIPMENT — 1.98%
COMMUNICATIONS EQUIPMENT — 0.42%
HTC Corp.	5,859,752	118,527,231
OFFICE ELECTRONICS — 1.56%
Canon, Inc.	9,227,138	435,883,890

		554,411,121

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 3.13%
WIRELESS TELECOMMUNICATION SERVICES — 3.13%
KDDI Corp.	56,492	$365,829,552
Vodafone Group plc	184,319,280	507,678,085

		873,507,637

TRANSPORTATION — 1.67%
ROAD & RAIL — 1.67%
Canadian National Railway Co.	5,889,800	468,078,045
		468,078,045

TOTAL COMMON STOCK (Cost $21,371,723,733)		26,200,655,586

PREFERRED STOCK — 1.84%
AUTOMOBILES & COMPONENTS — 1.84%
AUTOMOBILES — 1.84%
Volkswagen AG Pfd	2,925,675	514,474,974

TOTAL PREFERRED STOCK (Cost $256,125,378)		514,474,974

SHORT TERM INVESTMENTS — 4.31%
AGL Capital Corp., 0.35%, 4/2/2012	$7,138,000	7,137,930
AGL Capital Corp., 0.37%, 4/5/2012	30,000,000	29,998,767
Arizona Public Service Co., 0.45%, 4/2/2012	16,970,000	16,969,788
Atmos Energy Corp., 0.35%, 4/2/2012	54,318,000	54,317,472
Atmos Energy Corp., 0.35%, 4/5/2012	40,000,000	39,998,444
Bank of New York Tri-Party Repurchase Agreement 0.30% dated 3/30/2012 due 4/2/2012, repurchase price $130,003,250 collateralized by 36 U.S. Government debt securities and 5 corporate debt securities, having an average coupon of 3.49%, a minimum credit rating of BBB, maturity dates from 2/1/2017 to 4/1/2042, and having an aggregate market value of $132,503,145 at 3/30/2012	130,000,000	130,000,000
Darden Restaurants, Inc., 0.27%, 4/2/2012	113,000,000	112,999,152
DCP Midstream LLC, 0.36%, 4/2/2012	50,000,000	49,999,500
DCP Midstream LLC, 0.37%, 4/2/2012	50,000,000	49,999,486
Delmarva Power & Light Co., 0.41%, 4/4/2012	10,304,000	10,303,648
Devon Energy Corp., 0.27%, 4/2/2012	200,000,000	199,998,500
Hasbro, Inc., 0.38%, 4/2/2012	44,000,000	43,999,535
Kinder Morgan Energy LP, 0.35%, 4/2/2012	6,200,000	6,199,940
Kinder Morgan Energy LP, 0.40%, 4/2/2012	30,000,000	29,999,667
Kinder Morgan Energy LP, 0.40%, 4/5/2012	50,000,000	49,997,778
Kraft Foods, Inc., 0.30%, 4/2/2012	10,000,000	9,999,917
Kraft Foods, Inc., 0.30%, 4/4/2012	10,000,000	9,999,750
Leggett & Platt, 0.25%, 4/2/2012	27,000,000	26,999,812
Leggett & Platt, 0.36%, 4/5/2012	17,500,000	17,499,300
Oglethorpe Power Corp., 0.18%, 4/2/2012	40,000,000	39,999,800
Oglethorpe Power Corp., 0.20%, 4/5/2012	28,725,000	28,724,362
Potash Corp. of Saskatchewan, Inc., 0.28%, 4/4/2012	15,000,000	14,999,650
Rockwell Automation, Inc., 0.21%, 4/2/2012	94,000,000	93,999,452
Southern California Edison, 0.33%, 4/2/2012	10,000,000	9,999,908
The Kroger Co., 0.35%, 4/2/2012	79,892,000	79,891,223
Tyco Electronics Group SA, 0.41%, 4/4/2012	25,000,000	24,999,146
Wisconsin Gas Co., 0.15%, 4/5/2012	3,975,000	3,974,934

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Wisconsin Public Service, 0.18%, 4/3/2012	$11,200,000	$11,199,888

TOTAL SHORT TERM INVESTMENTS (Cost $1,204,206,749)		1,204,206,749

TOTAL INVESTMENTS — 99.90% (Cost $22,832,055,860)		$27,919,337,309
OTHER ASSETS LESS LIABILITIES — 0.10%		27,387,610
NET ASSETS — 100.00%		$27,946,724,919

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal March 31, 2012	Market Value March 31, 2012	Investment Income
Carnival plc	12,085,525	—	1,345,422	10,740,103	$343,232,524	$5,622,231
Yandex NV*	6,633,900	—	—	—	—	—

Total non-controlled affiliated issuers - 1.23% of net assets.					$343,232,524	$5,622,231

*	Issuer not affiliated at March 31, 2012.

b	Non-income producing.

Portfolio	Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $22,372,420,701) (Note 2)	$27,576,104,785
Non-controlled affiliated issuers (cost $459,635,159) (Note 2)	343,232,524
Cash	3,217,133
Receivable for investments sold	86,433
Receivable for fund shares sold	70,485,995
Unrealized appreciation on forward currency contracts (Note 7)	39,810,255
Dividends receivable	112,255,827
Dividend and interest reclaim receivable	23,582,987
Interest receivable	2,167
Prepaid expenses and other assets	399,095

Total Assets	28,169,177,201

LIABILITIES
Payable for investments purchased	16,468,692
Payable for fund shares redeemed	174,644,318
Payable to investment advisor and other affiliates (Note 3)	21,288,901
Accounts payable and accrued expenses	10,030,231
Dividends payable	20,140

Total Liabilities	222,452,282

NET ASSETS	$27,946,724,919

NET ASSETS CONSIST OF:
Undistributed net investment income	$31,487,229
Net unrealized appreciation on investments	5,126,686,391
Accumulated net realized gain (loss)	(4,787,919,756)
Net capital paid in on shares of beneficial interest	27,576,471,055

$27,946,724,919

16    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($6,152,227,068 applicable to 230,622,757 shares of beneficial interest outstanding - Note 4)	$26.68
Maximum sales charge, 4.50% of offering price	1.26
Maximum offering price per share	$27.94

Class B Shares:
Net asset value and offering price per share* ($54,857,007 applicable to 2,199,794 shares of beneficial interest outstanding - Note 4)	$24.94

Class C Shares:
Net asset value and offering price per share* ($1,436,410,004 applicable to 57,318,708 shares of beneficial interest outstanding - Note 4)	$25.06

Class I Shares:
Net asset value, offering and redemption price per share ($12,583,121,271 applicable to 461,535,866 shares of beneficial interest outstanding - Note 4)	$27.26

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,440,902,808 applicable to 53,954,463 shares of beneficial interest outstanding - Note 4)	$26.71

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,552,429,377 applicable to 58,459,348 shares of beneficial interest outstanding - Note 4)	$26.56

Class R5 Shares:
Net asset value, offering and redemption price per share ($4,726,777,384 applicable to 173,668,716 shares of beneficial interest outstanding - Note 4)	$27.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $19,681,946)	$237,103,665
Non-controlled affiliated issuers	5,622,231
Interest income	2,110,099
Total Income	244,835,995
EXPENSES:
Investment advisory fees (Note 3)	90,285,564
Administration fees (Note 3)
Class A Shares	3,809,269
Class B Shares	35,178
Class C Shares	891,868
Class I Shares	2,934,614
Class R3 Shares	858,664
Class R4 Shares	904,979
Class R5 Shares	1,060,630
Distribution and service fees (Note 3)
Class A Shares	7,751,896
Class B Shares	281,492
Class C Shares	7,134,684
Class R3 Shares	3,439,269
Class R4 Shares	1,814,141
Transfer agent fees
Class A Shares	5,810,520
Class B Shares	64,132
Class C Shares	1,347,720
Class I Shares	4,973,090
Class R3 Shares	1,604,983
Class R4 Shares	1,980,748
Class R5 Shares	5,177,931
Registration and filing fees
Class A Shares	39,728
Class B Shares	310
Class C Shares	21,805
Class I Shares	123,527
Class R3 Shares	13,672
Class R4 Shares	30,347
Class R5 Shares	42,729
Custodian fees (Note 3)	3,627,036
Professional fees	165,972
Accounting fees	395,985
Trustee fees	371,440
Other expenses	1,206,375
Total Expenses	148,200,298
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,627,444)
Fees paid indirectly (Note 3)	(32,116)

Net Expenses	145,540,738
Net Investment Income	$99,295,257

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(553,343,783)
Non-controlled affiliated issuers	(30,609,481)
Forward currency contracts (Note 7)	89,012,302
Foreign currency transactions	(3,032,901)

(497,973,863)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes of $804,343)	4,150,936,755
Non-controlled affiliated issuers	98,194,626
Forward currency contracts (Note 7)	(58,035,249)
Foreign currency translations	2,040,278

4,193,136,410

Net Realized and Unrealized Gain	3,695,162,547

Net Increase in Net Assets Resulting from Operations	$3,794,457,804

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$99,295,257	$331,364,536
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(497,973,863)	(820,582,278)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	4,193,136,410	(2,589,492,789)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,794,457,804	(3,078,710,531)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(15,142,644)	(69,407,594)
Class B Shares	–	(378,403)
Class C Shares	(152,940)	(9,501,615)
Class I Shares	(54,706,413)	(161,485,921)
Class R3 Shares	(2,496,382)	(12,042,820)
Class R4 Shares	(4,210,402)	(13,798,685)
Class R5 Shares	(17,627,580)	(49,035,862)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(635,277,060)	(27,083,080)
Class B Shares	(9,099,268)	(11,564,128)
Class C Shares	(154,169,469)	(77,646,803)
Class I Shares	(5,089,574)	2,800,593,247
Class R3 Shares	(22,449,177)	124,874,376
Class R4 Shares	52,417,547	614,382,031
Class R5 Shares	421,616,210	1,808,444,762

Net Increase in Net Assets	3,348,070,652	1,837,638,974

NET ASSETS:
Beginning of Period	24,598,654,267	22,761,015,293

End of Period	$27,946,724,919	$24,598,654,267

Undistributed net investment income	$31,487,229	$26,528,333

*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$26,200,655,586	$26,200,655,586	$—	$—
Preferred Stock	514,474,974	514,474,974	—	—
Short Term Investments	1,204,206,749	—	1,204,206,749	—

Total Investments in Securities	$27,919,337,309	$26,715,130,560	$1,204,206,749	$—
Other Financial Instruments**
Forward Currency Contracts	$39,810,255	$—	$39,810,255	$—
Spot Currency	$86,433	$86,433	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts,which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $956,688 for Class R3 shares, $950,315 for Class R4 shares, and $720,441 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $55,263 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $98,747 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $32,116.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	23,463,077	$588,527,162	73,641,249	$2,053,810,641
Shares issued to shareholders in reinvestment of dividends	506,216	13,200,136	2,281,219	60,621,181
Shares repurchased	(49,683,518)	(1,237,022,887)	(77,421,500)	(2,141,570,376)
Redemption fees received*	—	18,529	—	55,474

Net increase (decrease)	(25,714,225)	$(635,277,060)	(1,499,032)	$(27,083,080)

Class B Shares
Shares sold	12,262	$291,387	24,956	$650,315
Shares issued to shareholders in reinvestment of dividends	—	—	10,266	258,925
Shares repurchased	(397,106)	(9,390,828)	(482,497)	(12,473,928)
Redemption fees received*	—	173	—	560

Net increase (decrease)	(384,844)	$(9,099,268)	(447,275)	$(11,564,128)

Class C Shares
Shares sold	2,383,331	$56,516,026	10,625,165	$281,685,590
Shares issued to shareholders in reinvestment of dividends	4,122	104,345	251,558	6,347,965
Shares repurchased	(8,965,870)	(210,794,181)	(13,969,796)	(365,693,606)
Redemption fees received*	—	4,341	—	13,248

Net increase (decrease)	(6,578,417)	$(154,169,469)	(3,093,073)	$(77,646,803)

Class I Shares
Shares sold	84,462,113	$2,171,114,238	194,033,971	$5,513,907,653
Shares issued to shareholders in reinvestment of dividends	1,440,158	38,050,390	3,752,040	101,301,163
Shares repurchased	(87,005,678)	(2,214,289,432)	(99,981,535)	(2,814,706,076)
Redemption fees received*	—	35,230	—	90,507

Net increase (decrease)	(1,103,407)	$(5,089,574)	97,804,476	$2,800,593,247

Class R3 Shares
Shares sold	8,013,097	$200,558,813	21,235,494	$595,512,797
Shares issued to shareholders in reinvestment of dividends	87,772	2,316,617	419,283	11,084,705
Shares repurchased	(8,956,542)	(225,328,738)	(17,189,759)	(481,734,413)
Redemption fees received*	—	4,131	—	11,287

Net increase (decrease)	(855,673)	$(22,449,177)	4,465,018	$124,874,376

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	11,976,289	$299,488,048	33,293,650	$912,509,372
Shares issued to shareholders in reinvestment of dividends	128,773	3,336,118	411,028	10,732,605
Shares repurchased	(9,913,598)	(250,410,956)	(11,111,297)	(308,869,392)
Redemption fees received*	—	4,337	—	9,446

Net increase (decrease)	2,191,464	$52,417,547	22,593,381	$614,382,031

Class R5 Shares
Shares sold	30,801,197	$788,665,115	86,461,533	$2,440,528,039
Shares issued to shareholders in reinvestment of dividends	631,683	16,678,399	1,721,328	46,512,270
Shares repurchased	(14,884,940)	(383,739,945)	(23,871,556)	(678,624,509)
Redemption fees received*	—	12,641	—	28,962

Net increase (decrease)	16,547,940	$421,616,210	64,311,305	$1,808,444,762

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,502,415,144 and $2,073,457,456, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$22,832,055,860

Gross unrealized appreciation on a tax basis	$6,006,473,981
Gross unrealized depreciation on a tax basis	(919,192,532)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,087,281,449

At March 31, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $554,714,247. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182
2019	753,530,754

$3,598,430,401

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,019,329,100	05/09/2012	1,359,698,019	$39,810,255	$—

Total					$39,810,255	$—

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2012 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$39,810,255

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$89,012,302	$89,012,302

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments

Recognized in Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(58,035,249)	$(58,035,249)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report.    29

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$23.14	0.07	3.53	3.60	(0.06)	—	(0.06)	$26.68	0.53	(d)	1.30	(d)	1.30	(d)	1.30	(d)	15.58	8.36	$6,152,227
2011(c)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(c)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72		1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(c)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09		1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(c)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23		1.28		1.28		1.28		(27.77)	27.31	$5,510,070
2007(c)	$26.51	0.27	10.25	10.52	(0.29)	(0.65)	(0.94)	$36.09	0.88		1.29		1.29		1.29		40.64	64.77	$7,111,205
Class B Shares
2012(b)	$21.67	(0.03)	3.30	3.27	—	—	—	$24.94	(0.27	)(d)	2.08	(d)	2.08	(d)	2.08	(d)	15.09	8.36	$54,857
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)		2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29		2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44		2.04		2.04		2.04		(28.33)	27.31	$98,541
2007	$25.28	0.03	9.75	9.78	(0.08)	(0.65)	(0.73)	$34.33	0.11		2.06		2.06		2.06		39.55	64.77	$135,486
Class C Shares
2012(b)	$21.77	(0.03)	3.32	3.29	— (e)	—	—	$25.06	(0.22	)(d)	2.05	(d)	2.04	(d)	2.05	(d)	15.12	8.36	$1,436,410
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)		2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34		2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50		2.00		2.00		2.00		(28.28)	27.31	$1,852,185
2007	$25.37	0.05	9.78	9.83	(0.10)	(0.65)	(0.75)	$34.45	0.17		2.01		2.01		2.01		39.63	64.77	$2,309,487
Class I Shares
2012(b)	$23.65	0.13	3.60	3.73	(0.12)	—	(0.12)	$27.26	1.00	(d)	0.87	(d)	0.86	(d)	0.87	(d)	15.79	8.36	$12,583,121
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17		0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54		0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64		0.89		0.89		0.89		(27.45)	27.31	$5,152,506
2007	$26.99	0.41	10.42	10.83	(0.40)	(0.65)	(1.05)	$36.77	1.32		0.90		0.90		0.90		41.17	64.77	$5,113,109
Class R3 Shares
2012(b)	$23.17	0.05	3.54	3.59	(0.05)	—	(0.05)	$26.71	0.40	(d)	1.45	(d)	1.45	(d)	1.59	(d)	15.48	8.36	$1,440,903
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61		1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02		1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07		1.45		1.45		1.62		(27.90)	27.31	$902,150
2007	$26.58	0.23	10.26	10.49	(0.24)	(0.65)	(0.89)	$36.18	0.75		1.45		1.45		1.61		40.43	64.77	$984,587
Class R4 Shares
2012(b)	$23.04	0.08	3.51	3.59	(0.07)	—	(0.07)	$26.56	0.62	(d)	1.25	(d)	1.25	(d)	1.38	(d)	15.60	8.36	$1,552,429
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85		1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29		1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51		1.25		1.25		1.40		(27.73)	27.31	$231,960
2007(f)	$28.86	0.09	7.36	7.45	(0.29)	—	(0.29)	$36.02	0.42	(d)	1.25	(d)	1.25	(d)	1.70	(d)	25.90	64.77	$39,217
Class R5 Shares
2012(b)	$23.61	0.11	3.60	3.71	(0.10)	—	(0.10)	$27.22	0.89	(d)	0.99	(d)	0.99	(d)	1.02	(d)	15.75	8.36	$4,726,778
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11		0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51		0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65		0.99		0.99		1.01		(27.54)	27.31	$944,582
2007	$26.97	0.43	10.39	10.82	(0.40)	(0.65)	(1.05)	$36.74	1.33		0.94		0.94		0.95		41.13	64.77	$450,944

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Semi-Annual Report	Certified Semi-Annual Report 31

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,155.80	$7.00
Hypothetical*	$1,000.00	$1,018.50	$6.56
Class B Shares
Actual	$1,000.00	$1,150.90	$11.20
Hypothetical*	$1,000.00	$1,014.59	$10.49
Class C Shares
Actual	$1,000.00	$1,151.20	$11.00
Hypothetical*	$1,000.00	$1,014.78	$10.30
Class I Shares
Actual	$1,000.00	$1,157.90	$4.67
Hypothetical*	$1,000.00	$1,020.68	$4.37
Class R3 Shares
Actual	$1,000.00	$1,154.80	$7.81
Hypothetical*	$1,000.00	$1,017.75	$7.31
Class R4 Shares
Actual	$1,000.00	$1,156.00	$6.74
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$1,157.50	$5.34
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; B: 2.08%; C: 2.04%; I: 0.86%; R3: 1.45%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus

MSCI EAFE Index and MSCI AC World ex-U.S. Index (May 28, 1998 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	-11.77%	-0.20%	7.63%	8.01%
B Shares (Incep: 4/3/00)	-12.90%	-0.42%	7.43%	5.33%
C Shares (Incep: 5/28/98)	-9.18%	0.00%	7.32%	7.51%
I Shares (Incep: 3/30/01)	-7.23%	1.13%	8.60%	8.02%
R3 Shares (Incep: 7/1/03)	-7.75%	0.58%	—	10.37%
R4 Shares (Incep: 2/1/07)	-7.55%	0.79%	—	1.10%
R5 Shares (Incep: 2/1/05)	-7.35%	1.05%	—	7.23%
MSCI EAFE Index (Since 5/28/98)	-5.77%	-3.51%	5.70%	3.28%
MSCI AC World ex- U.S. Index
(Since 5/28/98)	-6.74%	-1.11%	7.74%	4.95%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    33

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact due to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bps) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

PORTFOLIO MANAGERS

Tim Cunningham, CFA, and Greg Dunn

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	14.65%	24.80%	0.01%	7.06%	4.22%
With sales charge	9.48%	22.91%	-0.90%	6.57%	3.80%
Russell 3000 Growth Index
(Since: 12/27/00)	10.14%	25.50%	5.02%	4.42%	1.54%

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How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Cunningham and Dunn drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Cunningham and Dunn are not go-along-with-the-crowd types and are not tied to mainstream thinking. While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/12

Top Contributors	Top Detractors
RSC Holdings, Inc.	SuperGroup plc
Zoll Medical Corp.	Amazon.com, Inc.
SuccessFactors	Vera Bradley, Inc.
MercadoLibre, Inc.	QEP Resources, Inc.
Fusion-io, Inc.	Baker Hughes, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Portfolio P/E Trailing 12-months*	23.4x

Portfolio Price to Cash Flow*	13.5x

Portfolio Price to Book Value*	3.5x

Median Market Cap*	$5.7 B

7-Year Beta (A Shares vs. Russell 3K G)*	1.15

Number of Companies	43

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/12

BASKET STRUCTURE

As of 3/31/12

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Thornburg Core Growth Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Greg Dunn Portfolio Manager Tim Cunningham, CFA Portfolio Manager

April 16, 2012

Dear Fellow Shareholder:

The Thornburg Core Growth Fund delivered a robust performance during the six-month period ended March 31, 2012, on a relative and absolute basis. The Fund’s Class A shares outperformed their benchmark, with a total return of 40.29% at net asset value (NAV) versus 27.12% for the Russell 3000 Growth Index. After a period of market correction and reduced investor appetite for risk, stocks rebounded as global macroeconomic concerns abated slightly, a slow recovery in the United States persisted, and public company results exceeded investor expectations. Investments in initial public offerings by the Fund contributed 1.08% to the return for the six-month period ended March 31, 2012.

The effect of strong individual stock selection was the greatest driver of the Fund’s performance during the six-month period, with particularly good results within the technology and health care sectors. In fact, technology was the best performing sector in our benchmark index, and we also benefited from being overweight in that sector. The overweight in technology stocks, however, resulted from our bottom-up stock selection process; we refrain from making top-down positioning calls.

Contributors to performance included SuccessFactors, MercadoLibre, and Fusion-io. SuccessFactors provides on-demand software solutions targeted at human capital management; we purchased shares in August 2011. It was acquired by SAP AG in November at an attractive premium. MercadoLibre operates an online trading site that serves Latin American markets (think eBay of 10 years ago). MercadoLibre is the leader in a space enjoying healthy growth trends, and the stock performed well. We purchased Fusion-io on its initial public offering in June 2011. It has pioneered a way to utilize flash storage on servers that greatly increases the utilization of those servers and the efficiency of data networks. We view this as a disruptive new technology (a good thing) in the early stages of adoption. Within the health care sector, Zoll Medical had the greatest positive impact on performance. Zoll has developed a wearable defibrillator called the LifeVest; the stock rebounded strongly after the positive resolution of reimbursement issues surrounding LifeVest.

Other positive contributors were RSC Holdings, SVB Financial Group, and Continental Resources. RSC Holdings is an industrial equipment rental company. RSC had been delivering strong fundamental results as their business enjoyed volume growth, along with the benefit of pricing power. As the U.S. economy recovered; they took advantage of a strong competitive position. RSC was acquired by United Rental in December 2011, combining two of the largest players in a fragmented industry. SVB Financial Group is a commercial bank; the stock performed well as economic sentiment and the interest-rate outlook improved during the period.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Continental Resources is an oil and gas company focused on exploration and production. They are leveraged to crude oil prices, which appreciated more than 30% during the period.

It was a busy period for new idea generation. From our perspective, the weak market created buying opportunities, and we purchased 27 new stocks, most during the October–December 2011 quarter, with activity slowing down as valuations expanded and attractive ideas became scarce. This level of activity is a little higher than normal, but still within a healthy range for the type of concentrated growth strategy employed by the Core Growth Fund.

Four stocks were acquired at attractive premiums during the period: RSC Holdings, SuccessFactors, RightNow, and Taleo. It is encouraging to have the Fund’s investment thesis validated (in terms of business model strength and valuation), to pull forward returns, and to have the opportunity to redeploy capital into new ideas. It’s interesting to note that three of the companies acquired were pure-play software as a service (SAAS) companies, a business model we believe is disruptive (again, a good thing), and a competitive threat to legacy on-premise software providers such as Oracle and SAP. Oracle and SAP responded by buying the threats. Oracle acquired Taleo and RightNow. SAP AG acquired SuccessFactors.

In January, Alex Motola announced his intention to retire as the manager of the Core Growth Fund. His last day will be April 27, 2012, and we wish him the best — after having worked with him for several years. Over the last few months, Alex has helped other team members make the transition to management of Core Growth Fund, and gradually reduced his role. The process and philosophy applied to the Core Growth Fund will not change. We will continue to focus on identifying promising growth companies trading at a discount to their long-term values, and believe that our disciplined bottom-up approach will lead us to attractive growth companies.

We encourage you to learn more about your portfolio. Quarterly updates, as well as descriptions of each holding, can be found at www.thornburg.com/funds. Thank you for your investment in the Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

Amazon.com, Inc.	3.9%	Google, Inc.	3.0%
Apple, Inc.	3.2%	Qualcomm, Inc.	3.0%
Charles Schwab Corp.	3.2%	Gilead Sciences, Inc.	2.9%
Carnival Corp.	3.1%	Urban Outfitters, Inc.	2.7%
Visa, Inc.	3.1%	Oxford Industries, Inc.	2.7%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Software & Services	24.7%	Consumer Services	3.1%
Technology Hardware & Equipment	17.2%	Pharmaceuticals, Biotechnology & Life Sciences	2.9%
Retailing	10.4%	Energy	2.4%
Diversified Financials	7.5%	Semiconductors & Semiconductor Equipment	2.3%
Commercial & Professional Services	6.6%	Banks	2.2%
Health Care Equipment & Services	4.8%	Telecommunication Services	2.0%
Consumer Durables & Apparel	4.3%	Automobiles & Components	1.0%
Transportation	4.0%	Other Assets & Cash Equivalents	4.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12 (% of equity holdings)

United States	86.9%	Argentina	2.6%
United Kingdom	3.3%	Ireland	2.4%
China	2.7%	Israel	2.1%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Uuaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 95.44%

AUTOMOBILES & COMPONENTS — 1.00%
AUTO COMPONENTS — 1.00%
Gentex Corp.	307,470	$7,533,015

		7,533,015

BANKS — 2.22%
COMMERCIAL BANKS — 2.22%
[a]SVB Financial Group	260,006	16,728,786

		16,728,786

COMMERCIAL & PROFESSIONAL SERVICES — 6.62%
COMMERCIAL SERVICES & SUPPLIES — 4.56%
[a]Encore Capital Group, Inc.	432,645	9,756,145
[a]Portfolio Recovery Associates, Inc.	139,356	9,994,612
[a]Stericycle, Inc.	175,670	14,693,039
PROFESSIONAL SERVICES — 2.06%
[a]The Advisory Board Co.	175,053	15,513,197

		49,956,993

CONSUMER DURABLES & APPAREL — 4.34%
TEXTILES, APPAREL & LUXURY GOODS — 4.34%
Oxford Industries, Inc.	404,520	20,557,706
[a]Vera Bradley, Inc.	402,840	12,161,740

		32,719,446

CONSUMER SERVICES — 3.14%
HOTELS, RESTAURANTS & LEISURE — 3.14%
Carnival Corp.	738,000	23,675,040

		23,675,040

DIVERSIFIED FINANCIALS — 7.43%
CAPITAL MARKETS — 7.43%
[a]Affiliated Managers Group, Inc.	137,987	15,428,327
Charles Schwab Corp.	1,699,335	24,419,444
[a]WisdomTree Investments, Inc.	1,929,611	16,150,844

		55,998,615

ENERGY — 2.43%
ENERGY EQUIPMENT & SERVICES — 2.43%
Baker Hughes, Inc.	436,100	18,290,034

		18,290,034

HEALTH CARE EQUIPMENT & SERVICES — 4.83%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.27%
Covidien plc	312,574	17,091,546
HEALTH CARE PROVIDERS & SERVICES — 2.56%
[a]DaVita, Inc.	214,600	19,350,482

		36,442,028

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

	Shares/
	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.85%
BIOTECHNOLOGY — 2.85%
[a]Gilead Sciences, Inc.	440,679	$21,527,169

		21,527,169

RETAILING — 10.39%
DISTRIBUTORS — 2.38%
[a]LKQ Corp.	576,800	17,978,856
INTERNET & CATALOG RETAIL — 5.27%
[a]Amazon.com, Inc.	144,891	29,341,876
[a]HomeAway, Inc.	410,899	10,424,508
SPECIALTY RETAIL — 2.74%
[a]Urban Outfitters, Inc.	709,500	20,653,545

		78,398,785

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.27%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.27%
[a]ON Semiconductor Corp.	1,900,798	17,126,190

		17,126,190

SOFTWARE & SERVICES — 24.67%
INFORMATION TECHNOLOGY SERVICES — 3.08%
Visa, Inc.	196,856	23,229,008
INTERNET SOFTWARE & SERVICES — 9.72%
[a]Active Network, Inc.	723,587	12,177,969
[a]Baidu, Inc. ADR	134,766	19,644,840
[a]Google, Inc.	35,839	22,981,400
MercadoLibre, Inc.	189,527	18,533,845
SOFTWARE — 11.87%
[a]Allot Communications Ltd.	668,400	15,540,300
[a]BroadSoft, Inc.	470,344	17,990,658
[a]Guidewire Software, Inc.	348,700	10,732,986
[a]Imperva, Inc.	240,700	9,423,405
Intuit, Inc.	259,571	15,608,004
Microsoft Corp.	627,438	20,234,876

		186,097,291

TECHNOLOGY HARDWARE & EQUIPMENT — 17.21%
COMMUNICATIONS EQUIPMENT — 6.54%
[a]Juniper Networks, Inc.	443,300	10,142,704
Qualcomm, Inc.	334,400	22,745,888
[a]Riverbed Technology, Inc.	585,100	16,429,608
COMPUTERS & PERIPHERALS — 9.72%
[a]Apple, Inc.	40,770	24,440,392
[a]EMC Corp.	664,244	19,847,611
[a]Fusion-io, Inc.	406,700	11,554,347
[a]NetApp, Inc.	389,168	17,423,051
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.95%
[a]InvenSense, Inc.	396,900	7,183,890

		129,767,491

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 2.00%
WIRELESS TELECOMMUNICATION SERVICES — 2.00%
[a]SBA Communications Corp.	297,276	$15,104,594

		15,104,594

TRANSPORTATION — 4.04%
AIR FREIGHT & LOGISTICS — 4.04%
Expeditors International of Washington, Inc.	331,900	15,436,669
FedEx Corp.	163,727	15,056,335

		30,493,004

TOTAL COMMON STOCK (Cost $562,310,889)		719,858,481

SHORT TERM INVESTMENTS — 3.51%
Northern Illinois Gas Corp., 0.35%, 4/2/2012	$13,000,000	12,999,873
The Kroger Co., 0.35%, 4/2/2012	13,500,000	13,499,869

TOTAL SHORT TERM INVESTMENTS (Cost $26,499,742)		26,499,742

TOTAL INVESTMENTS — 98.95% (Cost $588,810,631)		$746,358,223
OTHER ASSETS LESS LIABILITIES — 1.05%		7,929,222

NET ASSETS — 100.00%		$754,287,445

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

See notes to financial statements.

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SCHEDULE OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $588,810,631) (Note 2)	$746,358,223
Cash	149,337
Receivable for investments sold	12,821,038
Receivable for fund shares sold	657,117
Dividends receivable	43,890
Prepaid expenses and other assets	64,772

Total Assets	760,094,377

LIABILITIES
Payable for investments purchased	1,950,000
Payable for fund shares redeemed	2,442,408
Payable to investment advisor and other affiliates (Note 3)	818,669
Accounts payable and accrued expenses	595,855

Total Liabilities	5,806,932

NET ASSETS	$754,287,445

NET ASSETS CONSIST OF:
Net investment loss	$(3,933,832)
Net unrealized appreciation on investments	157,547,592
Accumulated net realized gain (loss)	(592,802,455)
Net capital paid in on shares of beneficial interest	1,193,476,140

$754,287,445

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SCHEDULE OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($248,303,220 applicable to 13,278,817 shares of beneficial interest outstanding - Note 4)	$18.70
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.58

Class C Shares:
Net asset value and offering price per share* ($170,907,201 applicable to 10,014,360 shares of beneficial interest outstanding - Note 4)	$17.07

Class I Shares:
Net asset value, offering and redemption price per share ($133,435,684 applicable to 6,838,214 shares of beneficial interest outstanding - Note 4)	$19.51

Class R3 Shares:
Net asset value, offering and redemption price per share ($126,404,919 applicable to 6,761,064 shares of beneficial interest outstanding - Note 4)	$18.70

Class R4 Shares:
Net asset value, offering and redemption price per share ($9,938,628 applicable to 529,819 shares of beneficial interest outstanding - Note 4)	$18.76

Class R5 Shares:
Net asset value, offering and redemption price per share ($65,297,793 applicable to 3,350,036 shares of beneficial interest outstanding - Note 4)	$19.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,561,708
Interest income	21,478

Total Income	1,583,186

EXPENSES:
Investment advisory fees (Note 3)	3,086,919
Administration fees (Note 3)
Class A Shares	145,156
Class C Shares	98,545
Class I Shares	32,940
Class R3 Shares	74,331
Class R4 Shares	6,543
Class R5 Shares	16,740
Distribution and service fees (Note 3)
Class A Shares	290,558
Class C Shares	789,287
Class R3 Shares	296,855
Class R4 Shares	13,024
Transfer agent fees
Class A Shares	251,480
Class C Shares	202,775
Class I Shares	71,990
Class R3 Shares	154,489
Class R4 Shares	13,323
Class R5 Shares	197,192
Registration and filing fees
Class A Shares	11,065
Class C Shares	10,589
Class I Shares	11,838
Class R3 Shares	15,343
Class R4 Shares	10,837
Class R5 Shares	10,977
Custodian fees (Note 3)	68,065
Professional fees	32,621
Accounting fees	17,745
Trustee fees	10,178
Other expenses	43,010

Total Expenses	5,984,415
Less:
Expenses reimbursed by investment advisor (Note 3)	(467,397)

Net Expenses	5,517,018

Net Investment Loss	$(3,933,832)

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$92,747,146
Foreign currency transactions	4,686

92,751,832

Net change in unrealized appreciation (depreciation) on:
Investments	151,336,020
Foreign currency translations	617

151,336,637

Net Realized and Unrealized Gain	244,088,469

Net Increase in Net Assets Resulting from Operations	$240,154,637

See notes to financial statements.

16    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(3,933,832)	$(10,476,393)
Net realized gain (loss) on investments and foreign currency transactions	92,751,832	228,456,364
Net unrealized appreciation (depreciation) on investments and foreign currency translations	151,336,637	(168,137,714)

Net Increase (Decrease) in Net Assets Resulting from Operations	240,154,637	49,842,257

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(37,566,091)	(175,820,842)
Class C Shares	(18,777,060)	(79,773,991)
Class I Shares	(25,842,330)	(59,949,918)
Class R3 Shares	(22,502,058)	(110,226,931)
Class R4 Shares	(3,987,723)	(15,430,363)
Class R5 Shares	(24,255,640)	(284,360,787)

Net Increase (Decrease) in Net Assets	107,223,735	(675,720,575)

NET ASSETS:
Beginning of Period	647,063,710	1,322,784,285

End of Period	$754,287,445	$647,063,710

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Uuaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$719,858,481	$719,858,481	$—	$—
Short Term Investments	26,499,742	—	26,499,742	—

Total Investments in Securities	$746,358,223	$719,858,481	$26,499,742	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event, which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends,

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $675 for Class A shares, $62,522 for Class I shares, $188,767 for Class R3 shares, $17,979 for Class R4 shares, and $197,454 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $8,779 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,680 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	972,950	$16,402,414	1,523,774	$23,528,867
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,305,745)	(53,968,847)	(12,914,624)	(199,351,773)
Redemption fees received*	—	342	—	2,064

Net increase (decrease)	(2,332,795)	$(37,566,091)	(11,390,850)	$(175,820,842)

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	348,206	$5,223,314	660,446	$9,280,741
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,614,054)	(24,000,609)	(6,273,338)	(89,056,037)
Redemption fees received*	—	235	—	1,305

Net increase (decrease)	(1,265,848)	$(18,777,060)	(5,612,892)	$(79,773,991)

Class I Shares
Shares sold	1,580,283	$27,363,170	2,621,591	$41,975,065
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,006,324)	(53,205,703)	(6,385,486)	(101,926,048)
Redemption fees received*	—	203	—	1,065

Net increase (decrease)	(1,426,041)	$(25,842,330)	(3,763,895)	$(59,949,918)

Class R3 Shares
Shares sold	654,419	$10,805,924	1,804,561	$27,972,861
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,080,476)	(33,308,155)	(8,987,536)	(138,200,925)
Redemption fees received*	—	173	—	1,133

Net increase (decrease)	(1,426,057)	$(22,502,058)	(7,182,975)	$(110,226,931)

Class R4 Shares
Shares sold	112,547	$1,851,569	489,460	$7,637,091
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(362,479)	(5,839,306)	(1,513,646)	(23,067,562)
Redemption fees received*	—	14	—	108

Net increase (decrease)	(249,932)	$(3,987,723)	(1,024,186)	$(15,430,363

Class R5 Shares
Shares sold	446,618	$7,687,402	2,048,486	$33,073,276
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,923,290)	(31,943,137)	(19,949,793)	(317,435,221)
Redemption fees received*	—	95	—	1,158

Net increase (decrease)	(1,476,672)	$(24,255,640)	(17,901,307)	$(284,360,787)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $422,508,750 and $580,823,598, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$588,810,631

Gross unrealized appreciation on a tax basis	$171,181,148
Gross unrealized depreciation on a tax basis	(13,633,556)

Net unrealized appreciation (depreciation) on investments (tax basis)	$157,547,592

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$431,330,022
2018	253,358,410

$684,688,432

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2012, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.33	(0.09)	5.46	5.37	—	—	—	$18.70	(1.07	)(d)	1.51	(d)	1.51	(d)	1.51	(d)	40.29	60.76	$248,303
2011(c)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
2010(c)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(c)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(c)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
2007(c)	$16.38	(0.15)	4.49	4.34	—	—	—	$20.72	(0.78)		1.37		1.36		1.37		26.50	82.37	$1,470,020
Class C Shares
2012(b)	$12.22	(0.14)	4.99	4.85	—	—	—	$17.07	(1.87	)(d)	2.30	(d)	2.30	(d)	2.30	(d)	39.69	60.76	$170,907
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
2007	$15.59	(0.28)	4.26	3.98	—	—	—	$19.57	(1.53)		2.12		2.11		2.12		25.53	82.37	$664,252
Class I Shares
2012(b)	$13.88	(0.05)	5.68	5.63	—	—	—	$19.51	(0.55	)(d)	0.99	(d)	0.99	(d)	1.08	(d)	40.56	60.76	$133,436
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
2007	$16.66	(0.08)	4.58	4.50	—	—	—	$21.16	(0.39)		0.98		0.97		0.98		27.01	82.37	$642,143
Class R3 Shares
2012(b)	$13.33	(0.09)	5.46	5.37	—	—	—	$18.70	(1.06	)(d)	1.50	(d)	1.50	(d)	1.82	(d)	40.29	60.76	$126,405
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
2007	$16.43	(0.18)	4.50	4.32	—	—	—	$20.75	(0.91)		1.51		1.50		1.64		26.29	82.37	$414,267
Class R4 Shares
2012(b)	$13.37	(0.08)	5.47	5.39	—	—	—	$18.76	(0.95	)(d)	1.40	(d)	1.40	(d)	1.74	(d)	40.31	60.76	$9,938
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40		1.40		1.76		(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
2007(e)	$18.90	(0.12)	1.95	1.83	—	—	—	$20.73	(0.93	)(d)	1.41	(d)	1.40	(d)	8.74	(d)(f)	9.68	82.37	$3,508
Class R5 Shares
2012(b)	$13.86	(0.05)	5.68	5.63	—	—	—	$19.49	(0.54	)(d)	0.99	(d)	0.99	(d)	1.58	(d)	40.62	60.76	$65,298
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299
2007	$16.65	(0.07)	4.57	4.50	—	—	—	$21.15	(0.37)		0.95		0.95		0.97		27.03	82.37	$158,084

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2007.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,402.90	$9.06
Hypothetical*	$1,000.00	$1,017.46	$7.61
Class C Shares
Actual	$1,000.00	$1,396.90	$13.81
Hypothetical*	$1,000.00	$1,013.48	$11.60
Class I Shares
Actual	$1,000.00	$1,405.60	$5.95
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,402.90	$9.01
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,403.10	$8.41
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,406.20	$5.96
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.51%; C: 2.30%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)	9.48%	22.91%	-0.90%	6.57%	3.80%
C Shares (Incep: 12/27/00)	12.72%	23.88%	-0.73%	6.18%	3.39%
I Shares (Incep: 11/1/03)	15.17%	25.42%	0.49%	—	7.42%
R3 Shares (Incep: 7/1/03)	14.58%	24.76%	-0.03%	—	8.14%
R4 Shares (Incep: 2/1/07)	14.74%	24.89%	0.08%	—	-0.13%
R5 Shares (Incep: 10/3/05)	15.12%	25.37%	0.48%	—	5.01%
Russell 3000 Growth Index (Since: 12/27/00)	10.14%	25.50%	5.02%	4.42%	1.54%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    27

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH180

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Allocation Effect – The portion of portfolio excess return attributed to taking different group (e.g. sector, industry) decisions from the benchmark.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributed to choosing different securities within groups compared to the benchmark.

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Thornburg International Growth Fund

PORTFOLIO MANAGERS

Tim Cunningham, CFA, and Greg Dunn

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.54% as disclosed in the most recent Prospectus.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growth Companies, or Emerging Growth Companies. From those baskets, the team will typically build a portfolio of 30–55 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	8.22%	31.15%	5.29%	6.24%
With sales charge	3.33%	29.14%	4.33%	5.30%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	-6.26%	18.86%	-0.81%	-0.32%

4    This page is not part of the Semi-Annual Report.

diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/12

Top Contributors	Top Detractors
MercadoLibre, Inc.	SuperGroup plc
Jubilant FoodWorks Ltd.	Blinkx plc
Baidu Inc. ADR	Xing AG
Covidien plc	Start Today Co., Ltd.
Regus plc	Kakaku.com, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Portfolio P/E Trailing 12-months*	24.7x

Portfolio Price to Cash Flow*	14.1x

Portfolio Price to Book Value*	3.9x

Median Market Cap*	$2.8 B

Number of Companies	46

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/12

BASKET STRUCTURE

As of 3/31/12

This page is not part of the Semi-Annual Report.    5

Thornburg International Growth Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Greg Dunn Portfolio Manager Tim Cunningham, CFA Portfolio Manager

April 18, 2012

Dear Fellow Shareholder:

For the six months ended March 31, 2012 the Thornburg International Growth Fund generated performance roughly in line with its benchmark, the MSCI AC World ex-U.S. Growth Index. The Fund’s Class A shares returned 16.24% at net asset value (NAV) versus 16.36% for the index. On September 30, 2011, the NAV for the Class A shares was $13.37; on March 31, 2012, the NAV of the Class A shares was $15.54. After a period of market correction and reduced investor appetite for risk, stocks rebounded strongly as global macroeconomic concerns abated slightly. As the gradual recovery in the United States continued, public company results exceeded investor expectations.

The energy, consumer discretionary, industrial, and information technology sectors performed best during the period. The Fund was overweight in consumer discretionary and information technology, but underweight in energy and industrials. Consumer staples and financials also performed well, but we were significantly underweight there, which detracted from performance. The currency effect was also a slight headwind during the six months. The worst performing sectors were utilities, telecommunications services, and materials – all of which we underweighted. Our allocation decisions are not top-down. They are driven by our bottom-up, fundamental analysis. For that reason, we tend to give more attention to the effect of individual security selection, which was slightly positive.

Top contributors to performance included MercadoLibre, Jubilant FoodWorks Ltd., Baidu, Covidien, and Regus plc. MercadoLibre is an eBay-like e-commerce platform serving Latin America. The company benefits from long-term structural trends of increased broadband penetration in Latin America and the movement from offline to online retail, while facing relatively little competition in most markets. The company recently revamped its platform and website, offering buyers and sellers a number of new features. Following the changes, gross merchandise value (the value of goods and services sold on the site) increased, which accelerated revenue growth.

Jubilant FoodWorks operates the Domino’s Pizza chain in India. The company’s business has progressed nicely on a combination of increased consumer disposable incomes and increased willingness to spend. The company benefited from a broad rally in risk assets, as emerging market equities posted strong gains. India was among the best performing markets in the world.

Baidu is the largest web search engine in China. Like Google in the United States, Baidu dominates search advertising in China. The company continues to grow revenues, as

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

more and more Chinese people gain access to the Internet, and spend more time online. A transition to a new search algorithm called Phoenix Nest is providing better results for customers and driving up prices paid for keywords.

Covidien is a company we have held in the Fund before (it was a top contributor during that holding period also). We repurchased the stock after a significant decline for the same reason we initially bought it. In our view, Covidien was mispriced due to lingering concerns about the company’s pharmaceutical business, which composes a relatively small portion of revenues. As investors’ attention returned to the core medical devices business, the stock appreciated. The company also announced its intention to spin off the pharmaceutical business, which should further clarify the issue.

Regus is a provider of global office outsourcing services, offering temporary office space rental. The stock is leveraged to global gross domestic product (GDP) and rallied as the outlook for world economies improved. We sold the stock when it reached our price target.

Detractors to performance included SuperGroup, Blinkx, Xing, Start Today, and Kakaku.com. SuperGroup is a U.K.-based purveyor of fashion-forward products distributed via their own stores and via department stores. After a stunning post-IPO period of strong market and business results, the company had difficulties sustaining the appeal of the brand, which drove a steep decline in share prices. Initially, we believed the problems were related to trying to keep up with very rapid growth, but ultimately became convinced that it was driven by weak demand (customers were not buying enough of their apparel) and sold the position.

Blinkx is an online video search engine, whose technology allows them to deliver better search results for online video. Online video is “ramping” extremely quickly as more and more people shift to online video viewing, which translates into strong growth for Blinkx. The stock had been a top performer in previous periods, but third quarter 2011 results missed expectations badly. Blinkx also closed a large acquisition that effectively changed the business model entirely. Blinkx then conducted a large, dilutive secondary offering to pay for the acquisition. The strategy was not communicated well to investors, who abandoned the stock en masse. We also sold the position on the news.

Xing is known as the LinkedIn of German-speaking countries. It is essentially a social network for business contacts. The company has carved out a strong leadership position in a small group of German-speaking countries. The penetration rates in their core markets are very high, making it difficult to add more users and to continue to grow revenues. We sold the position to make room for more attractive opportunities.

Start Today operates an online shopping mall in Japan essentially functioning as the outsourced e-commerce website for their retail partners. Start Today posted very impressive growth, but will likely fall short of management’s aggressive targets. This has created volatility, which we have traded around, selectively adding and trimming the position. We now have a substantial position and believe the stock is cheap relative to peers.

Kakaku.com is a Japanese price comparison website. End customers use the site to read reviews, specifications, and to price various products. Kakaku.com receives a portion of the sales price when that customer makes a purchase

8    Certified Semi-Annual Report

on a partner website. A large portion of revenues is derived from sales of home appliances. During the financial crisis, the Japanese government initiated a home appliance stimulus program, which pulled forward demand. That program has ended, and we have seen a notable slowdown in sales.

In January, Alex Motola announced his intention to retire as the portfolio manager of the Thornburg International Growth Fund; his last day is April 27, 2012. We wish Alex the best after having worked with him for several years. Over the last few months, Alex has transferred management to other team members, and gradually reduced his role. The process and philosophy applied to the International Growth Fund will not change. We continue to focus on identifying promising growth companies trading at a discount to their long-term values. We believe our disciplined bottom-up approach will lead us to attractive growth companies, and we work diligently to achieve that goal.

We encourage you to learn more about your portfolio. Quarterly updates, as well as descriptions of each holding, can be found at www.thornburg.com/funds. Thank you for your investment in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

Kabel Deutschland Holding AG	3.1%	Baidu, Inc. ADR	2.7%
Start Today Co., Ltd.	3.1%	MercadoLibre, Inc.	2.7%
Domino’s Pizza UK & IRL plc	3.1%	Jubilant FoodWorks Ltd.	2.6%
Carnival Corp.	3.0%	Yandex NV	2.5%
InterXion Holding NV	3.0%	ASOS plc	2.5%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Software & Services	24.0%	Energy	3.4%
Retailing	14.0%	Media	3.1%
Consumer Services	11.0%	Capital Goods	2.3%
Semiconductors & Semiconductor Equipment	5.5%	Telecommunication Services	2.2%
Materials	4.8%	Pharmaceuticals, Biotechnology & Life Sciences	2.0%
Health Care Equipment & Services	4.7%	Commercial & Professional Services	1.8%
Diversified Financials	4.6%	Utilities	1.5%
Transportation	4.5%	Consumer Durables & Apparel	1.0%
Food & Staples Retailing	3.7%	Other Assets & Cash Equivalents	5.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12 (percent of equity holdings)

United Kingdom	18.3%	Argentina	2.8%
United States	11.2%	Russia	2.7%
Germany	9.9%	France	2.6%
China	7.7%	Italy	2.6%
Denmark	5.1%	Philippines	2.5%
Israel	4.8%	Indonesia	2.3%
India	4.6%	Australia	2.1%
Japan	4.4%	Spain	2.1%
Ireland	4.3%	Costa Rica	1.4%
Netherlands	3.2%	Hong Kong	1.4%
Canada	2.9%	Brazil	1.1%

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 94.15%
CAPITAL GOODS — 2.29%
MACHINERY — 2.29%
[a]Wabco Holdings, Inc.	144,568	$8,743,473

		8,743,473

COMMERCIAL & PROFESSIONAL SERVICES — 1.84%
PROFESSIONAL SERVICES — 1.84%
Experian plc	449,000	6,998,624

		6,998,624

CONSUMER DURABLES & APPAREL — 0.99%
TEXTILES, APPAREL & LUXURY GOODS — 0.99%
Restoque Comercio e Confeccoes de Roupas SA	183,200	3,783,527

		3,783,527

CONSUMER SERVICES — 11.01%
HOTELS, RESTAURANTS & LEISURE — 11.01%
Carnival Corp.	359,100	11,519,928
Domino’s Pizza UK & IRL plc	1,723,700	11,899,470
[a]Jubilant FoodWorks Ltd.	442,103	10,085,624
Las Vegas Sands Corp.	147,500	8,491,575

		41,996,597

DIVERSIFIED FINANCIALS — 4.58%
CAPITAL MARKETS — 2.32%
Hargreaves Lansdown plc	1,137,500	8,862,455
DIVERSIFIED FINANCIAL SERVICES — 2.26%
Citigroup, Inc.	235,800	8,618,490

		17,480,945

ENERGY — 3.39%
OIL, GAS & CONSUMABLE FUELS — 3.39%
Cenovus Energy, Inc.	170,800	6,147,396
CNOOC Ltd.	3,296,000	6,774,042

		12,921,438

FOOD & STAPLES RETAILING — 3.69%
FOOD & STAPLES RETAILING — 3.69%
PriceSmart, Inc.	70,682	5,146,356
[a]Puregold Price Club, Inc.	18,794,800	8,930,102

		14,076,458

HEALTH CARE EQUIPMENT & SERVICES — 4.67%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.21%
Covidien plc	154,042	8,423,016
HEALTH CARE PROVIDERS & SERVICES — 2.46%
Orpea	265,175	9,377,396

		17,800,412

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 4.83%
CHEMICALS — 4.83%
Chr. Hansen Holding	355,734	$9,206,558
Novozymes AS	316,000	9,203,333

		18,409,891

MEDIA — 3.15%
MEDIA — 3.15%
[a]Kabel Deutschland Holding AG	194,400	12,006,850

		12,006,850

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.94%
BIOTECHNOLOGY — 1.94%
[a]Grifols SA	323,183	6,896,465
[a]Grifols SA-B	32,318	499,989

		7,396,454

RETAILING — 14.05%
INTERNET & CATALOG RETAIL — 11.66%
[a]ASOS plc	329,700	9,397,475
[a]MakeMyTrip Ltd.	281,989	6,477,287
Start Today Co., Ltd.	647,300	11,926,211
[a]YOOX S.p.A	589,000	9,355,890
[a]zooplus AG	131,601	7,310,250
MULTILINE RETAIL — 1.11%
Dollarama, Inc.	90,800	4,234,815
SPECIALTY RETAIL — 1.28%
Hengdeli Holdings Ltd.	11,616,000	4,861,471

		53,563,399

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.49%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.49%
Arm Holdings plc	510,700	4,835,842
[a]Dialog Semiconductor plc	288,300	7,042,220
Infineon Technologies AG	885,000	9,048,365

		20,926,427

SOFTWARE & SERVICES — 24.02%
INFORMATION TECHNOLOGY SERVICES — 3.00%
[a]InterXion Holding NV	636,717	11,429,070
INTERNET SOFTWARE & SERVICES — 13.93%
[a]Baidu, Inc. ADR	70,612	10,293,111
Bit-isle, Inc.	367,200	3,904,023
carsales.com Ltd.	1,325,600	7,620,830
MercadoLibre, Inc.	103,637	10,134,662
[a]Qihoo 360 Technologies Co., Ltd. ADR	114,400	2,797,080
[a]Telecity Group plc	734,480	8,658,287
[a]Yandex NV	361,000	9,700,070
SOFTWARE — 7.09%
[a]Allot Communications Ltd.	332,405	7,728,416
[a]Check Point Software Technologies Ltd.	147,200	9,397,248
[a]Imperva, Inc.	126,140	4,938,381

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
[a]Monitise plc	8,086,200	$4,979,546

		91,580,724

TELECOMMUNICATION SERVICES — 2.20%
WIRELESS TELECOMMUNICATION SERVICES — 2.20%
Tower Bersama Infrastructure	25,994,700	8,386,304

		8,386,304

TRANSPORTATION — 4.51%
AIR FREIGHT & LOGISTICS — 2.45%
Expeditors International of Washington, Inc.	201,300	9,362,463
TRANSPORTATION INFRASTRUCTURE — 2.06%
China Merchants Holdings International Co., Ltd.	2,348,700	7,848,609

		17,211,072

UTILITIES — 1.50%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.50%
[a]APR Energy plc	379,400	5,734,739

		5,734,739

TOTAL COMMON STOCK (Cost $310,903,489)		359,017,334

SHORT TERM INVESTMENTS — 5.79%
Arizona Public Service, 0.45%, 4/2/2012	$11,708,000	11,707,854
Northern Illinois Gas Corp., 0.35%, 4/2/2012	10,392,000	10,391,899

TOTAL SHORT TERM INVESTMENTS (Cost $22,099,753)		22,099,753

TOTAL INVESTMENTS — 99.94% (Cost $333,003,242)		$381,117,087
OTHER ASSETS LESS LIABILITIES — 0.06%		215,388

NET ASSETS — 100.00%		$381,332,475

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $333,003,242) (Note 2)	$381,117,087
Cash	86,424
Cash denominated in foreign currency (cost $144,873)	147,911
Receivable for investments sold	5,844,144
Receivable for fund shares sold	3,078,770
Unrealized appreciation on forward currency contracts (Note 7)	926,957
Dividends receivable	580,384
Dividend and interest reclaim receivable	18,799
Prepaid expenses and other assets	95,587

Total Assets	391,896,063

LIABILITIES
Payable for investments purchased	7,593,011
Payable for fund shares redeemed	1,383,938
Unrealized depreciation on forward currency contracts (Note 7)	875,660
Payable to investment advisor and other affiliates (Note 3)	358,215
Deferred taxes payable	317,214
Accounts payable and accrued expenses	35,550

Total Liabilities	10,563,588

NET ASSETS	$381,332,475

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(322,103)
Net unrealized appreciation on investments	47,855,168
Accumulated net realized gain (loss)	(25,550,297)
Net capital paid in on shares of beneficial interest	359,349,707

$381,332,475

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($185,499,193 applicable to 11,936,947 shares of beneficial interest outstanding - Note 4)	$15.54
Maximum sales charge, 4.50% of offering price	0.73

Maximum offering price per share	$16.27

Class C Shares:
Net asset value and offering price per share* ($48,352,194 applicable to 3,159,032 shares of beneficial interest outstanding -Note 4)	$15.31

Class I Shares:
Net asset value, offering and redemption price per share ($129,141,485 applicable to 8,200,269 shares of beneficial interest outstanding - Note 4)	$15.75

Class R3 Shares:
Net asset value, offering and redemption price per share ($4,937,948 applicable to 318,737 shares of beneficial interest outstanding - Note 4)	$15.49

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,787,667 applicable to 180,393 shares of beneficial interest outstanding - Note 4)	$15.45

Class R5 Shares:
Net asset value, offering and redemption price per share ($10,613,988 applicable to 672,319 shares of beneficial interest outstanding - Note 4)	$15.79

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $19,786)	$1,718,753
Interest income	17,424

Total Income	1,736,177

EXPENSES:
Investment advisory fees (Note 3)	1,284,818
Administration fees (Note 3)
Class A Shares	88,532
Class C Shares	25,377
Class I Shares	25,126
Class R3 Shares	1,830
Class R4 Shares	999
Class R5 Shares	1,597
Distribution and service fees (Note 3)
Class A Shares	177,518
Class C Shares	203,272
Class R3 Shares	7,368
Class R4 Shares	2,020
Transfer agent fees
Class A Shares	74,687
Class C Shares	28,844
Class I Shares	23,548
Class R3 Shares	3,937
Class R4 Shares	1,982
Class R5 Shares	1,030
Registration and filing fees
Class A Shares	15,398
Class C Shares	12,196
Class I Shares	22,773
Class R3 Shares	9,710
Class R4 Shares	9,679
Class R5 Shares	9,679
Custodian fees (Note 3)	96,929
Professional fees	25,009
Accounting fees	2,851
Trustee fees	3,880
Other expenses	35,366

Total Expenses	2,195,955
Less:
Expenses reimbursed by investment advisor (Note 3)	(117,046)
Fees paid indirectly (Note 3)	(53)

Net Expenses	2,078,856

Net Investment Loss	$(342,679)

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(12,256,976)
Forward currency contracts (Note 7)	975,641
Foreign currency transactions	(1,053,415)

(12,334,750)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $317,214)	58,288,591
Forward currency contracts (Note 7)	(459,487)
Foreign currency translations	1,173,437

59,002,541

Net Realized and Unrealized Gain	46,667,791

Net Increase in Net Assets Resulting from Operations	$46,325,112

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(342,679)	$289,944
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(12,334,750)	22,326,541
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	59,002,541	(23,506,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	46,325,112	(890,163)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(11,312)	(125,932)
Class I Shares	(245,484)	(269,792)
Class R3 Shares	(928)	(3,181)
Class R4 Shares	(4,505)	(10)
Class R5 Shares	(19,885)	(991)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	59,483,410	71,401,549
Class C Shares	6,359,199	9,489,209
Class I Shares	36,726,600	36,053,441
Class R3 Shares	2,468,300	801,199
Class R4 Shares	2,383,223	163,213
Class R5 Shares	9,242,314	214,537

Net Increase in Net Assets	162,706,044	116,833,079

NET ASSETS:
Beginning of Period	218,626,431	101,793,352

End of Period	$381,332,475	$218,626,431

Undistributed net investment income	$—	$302,690

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$359,017,334	$359,017,334	$—	$—
Short Term Investments	22,099,753	—	22,099,753	—
Total Investments in Securities	$381,117,087	$359,017,334	$22,099,753	$—
Other Financial Instruments**
Forward Currency Contracts	$926,957	$—	$926,957	$—
Spot Currency	$35,032	$35,032	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(875,660)	$—	$(875,660)	$—
Spot Currency	$(698)	$(698)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

20     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $5,936 for Class A shares, $2,476 for Class C shares, $69,765 for Class I shares, $15,324 for Class R3 shares, $11,371 for Class R4 shares, and $12,174 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $13,540 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,876 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $53.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

22     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,610,209	$94,198,331	6,155,661	$89,652,304
Shares issued to shareholders in reinvestment of dividends	614	9,582	8,126	111,333
Shares repurchased	(2,518,553)	(34,732,152)	(1,300,594)	(18,367,562)
Redemption fees received*	—	7,649	—	5,474

Net increase (decrease)	4,092,270	$59,483,410	4,863,193	$71,401,549

Class C Shares
Shares sold	776,174	$10,782,975	1,070,622	$15,291,607
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(316,862)	(4,425,975)	(409,267)	(5,804,582)
Redemption fees received*	—	2,199	—	2,184

Net increase (decrease)	459,312	$6,359,199	661,355	$9,489,209

Class I Shares
Shares sold	4,427,681	$62,823,922	5,109,347	$74,394,059
Shares issued to shareholders in reinvestment of dividends	12,048	190,595	16,332	225,702
Shares repurchased	(1,816,240)	(26,293,231)	(2,713,559)	(38,570,995)
Redemption fees received*	—	5,314	—	4,675

Net increase (decrease)	2,623,489	$36,726,600	2,412,120	$36,053,441

Class R3 Shares
Shares sold	204,278	$2,893,437	84,069	$1,212,823
Shares issued to shareholders in reinvestment of dividends	44	683	230	3,141
Shares repurchased	(29,954)	(425,970)	(29,493)	(414,869)
Redemption fees received*	—	150	—	104

Net increase (decrease)	174,368	$2,468,300	54,806	$801,199

Class R4 Shares
Shares sold	196,765	$2,775,713	44,069	$659,533
Shares issued to shareholders in reinvestment of dividends	209	3,239	1	10
Shares repurchased	(27,524)	(395,812)	(33,366)	(496,336)
Redemption fees received*	—	83	—	6

Net increase (decrease)	169,450	$2,383,223	10,704	$163,213

Class R5 Shares
Shares sold	683,757	$9,829,993	18,219	$259,606
Shares issued to shareholders in reinvestment of dividends	1,254	19,885	71	991
Shares repurchased	(41,670)	(607,895)	(3,113)	(46,079)
Redemption fees received*	—	331	—	19

Net increase (decrease)	643,341	$9,242,314	15,177	$214,537

Certified Semi-Annual Report     23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $295,129,949 and $179,206,689, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$333,003,242

Gross unrealized appreciation on a tax basis	$52,871,099
Gross unrealized depreciation on a tax basis	(4,757,254)

Net unrealized appreciation (depreciation)on investments (tax basis)	$48,113,845

At March 31, 2012, the Fund had tax basis capital losses of $12,573,148, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire in the year ending September 30, 2018.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the

24     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	1,759,500	05/08/2012	1,815,406	$—	$(20,540)
Australian Dollar	Sell	4,369,000	05/08/2012	4,507,821	—	(66,732)
Euro	Sell	22,739,700	09/20/2012	30,358,949	—	(429,638)
Great Britain Pound	Sell	9,416,200	09/21/2012	15,044,050	—	(146,115)
Japanese Yen	Sell	681,712,500	07/10/2012	8,243,835	630,781	—
Japanese Yen	Sell	553,491,200	07/10/2012	6,693,276	111,888	—
South African Rand	Buy	24,830,300	06/08/2012	3,206,293	184,288	—
South African Rand	Sell	24,830,300	06/08/2012	3,206,293	—	(212,635)

Total					$926,957	$(875,660)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 926,957

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(875,660)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$975,641	$975,641
Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2012
	Total	Forward Currency Contracts
Foreign exchange contracts	$(459,487)	$(459,487)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.37	(0.02)	2.19	2.17	— (i)	—	—	$15.54	(0.28	)(d)	1.48	(d)	1.48	(d)	1.49	(d)	16.24	64.87	$185,499
2011(c)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
2010(c)	$10.36	— (e)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(c)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
2008(c)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
2007(c)(f)	$11.94	(0.03)	3.01	2.98	—	—	—	$14.92	(0.29	)(d)	1.64	(d)	1.62	(d)	2.10	(d)	24.96	113.34	$25,145
Class C Shares
2012(b)	$13.23	(0.08)	2.16	2.08	—	—	—	$15.31	(1.15	)(d)	2.30	(d)	2.30	(d)	2.32	(d)	15.72	64.87	$48,352
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
2007(f)	$11.94	(0.10)	3.01	2.91	—	—	—	$14.85	(1.13	)(d)	2.39	(d)	2.38	(d)	3.23	(d)	24.37	113.34	$12,376
Class I Shares
2012(b)	$13.55	0.01	2.22	2.23	(0.03)	—	(0.03)	$15.75	0.18	(d)	0.99	(d)	0.99	(d)	1.13	(d)	16.46	64.87	$129,141
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
2007(f)	$11.94	0.05	3.00	3.05	—	—	—	$14.99	0.52	(d)	1.01	(d)	0.99	(d)	1.64	(d)	25.54	113.34	$27,659
Class R3 Shares
2012(b)	$13.34	(0.02)	2.17	2.15	— (i)	—	—	$15.49	(0.28	)(d)	1.50	(d)	1.50	(d)	2.55	(d)	16.14	64.87	$4,938
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(g)	2.09	103.57	$748
2008(h)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(d)	1.50	(d)	1.49	(d)	26.47	(d)(g)	(25.68)	54.31	$113
Class R4 Shares
2012(b)	$13.31	(0.02)	2.19	2.17	(0.03)	—	(0.03)	$15.45	(0.22	)(d)	1.40	(d)	1.40	(d)	2.82	(d)	16.29	64.87	$2,788
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(g)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(g)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(g)	2.10	103.57	$2
2008(h)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(d)	1.40	(d)	1.40	(d)	861.94	(d)(g)	(25.68)	54.31	$2
Class R5 Shares
2012(b)	$13.58	0.02	2.22	2.24	(0.03)	—	(0.03)	$15.79	0.28	(d)	0.99	(d)	0.99	(d)	1.37	(d)	16.49	64.87	$10,614
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(g)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(g)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(g)	2.53	103.57	$9
2008(h)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(d)	0.96	(d)	0.95	(d)	851.43	(d)(g)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Fund commenced operations on February 1, 2007.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2008.
(i)	Dividends from net investment income were less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,162.40	$8.01
Hypothetical*	$1,000.00	$1,017.59	$7.47
Class C Shares
Actual	$1,000.00	$1,157.20	$12.42
Hypothetical*	$1,000.00	$1,013.48	$11.59
Class I Shares
Actual	$1,000.00	$1,164.60	$5.36
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,161.40	$8.11
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,162.90	$7.57
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,164.90	$5.36
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.48%; C: 2.30%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index (February 1, 2007 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)	3.33%	29.14%	4.33%	5.30%
C Shares (Incep: 2/1/07)	6.36%	30.37%	4.61%	5.56%
I Shares (Incep: 2/1/07)	8.75%	31.91%	5.91%	6.88%
R3 Shares (Incep: 2/1/08)	8.19%	31.19%	—	3.36%
R4 Shares (Incep: 2/1/08)	8.46%	31.38%	—	3.46%
R5 Shares (Incep: 2/1/08)	8.80%	31.90%	—	3.89%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	-6.26%	18.86%	-0.81%	-0.32%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1409

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Barclays Aggregate Bond Index – An index that is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays Aggregate Bond Index and 75% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following 4 developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

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Important Information,

    Continued

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than ten percent in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend may be emerging.

Percentage of Companies Paying Dividends

in Russell 1000 Index

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The Dividend Landscape,

    Continued

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a

Hypothetical $10,000 Investment (Dividends not Reinvested)

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio

Must Look Beyond the Obvious High-Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	35%	74%
Utilities	34%	1%
Consumer Discretionary	8%	2%
Consumer Staples	6%	1%
Telecommunication Services	5%	5%
Health Care	4%	1%
Industrials	4%	9%
Energy	2%	5%
Information Technology	2%	2%
Materials	0%	0%

Source: FactSet as of March 31, 2012.

In the (large cap) Russell 1000 Index, 69% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 74% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields (MSCI Indices)

of Markets Around the Globe

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Portfolio Overview

PORTFOLIO MANAGERS

Left to right: Jason Brady, CFA, and Brian McMahon

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.21%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢

30-day SEC Yield as of 3/31/12 (A Shares): 4.94%

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Equity Statistics

Portfolio P/E (12-mo. trailing)	11.2x

Median Market Cap	$14.4 B

Equity & Pref. Equity Holdings	102

Fixed Income Statistics

Weighted Average Coupon	8%

Average Maturity	10.85 yrs

Effective Duration	3.6 yrs

Bond Holdings	219

PORTFOLIO COMPOSITON

As of 3/31/12

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	1.34%	21.30%	4.07%	11.03%
With sales charge	-3.20%	19.46%	3.12%	10.48%
Blended Index (Since 12/24/02)	2.64%	17.12%	1.41%	7.30%
S&P 500 Index (Since 12/24/02)	8.54%	23.42%	2.01%	7.18%

Blended Index: 25% Barclays Aggregate Bond Index/75% MSCI World Index

8    This page is not part of the Semi-Annual Report.

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/12

Telecommunication Services	18.8%

Energy	11.8%

Utilities	9.2%

Diversified Financials	8.9%

Pharmaceuticals, Biotechnology & Life Sciences	7.4%

Insurance	6.7%

Real Estate	6.6%

Food, Beverage & Tobacco	5.1%

Banks	4.4%

Semiconductors & Semiconductor Equipment	3.2%

TOP TEN INDUSTRIES

As of 12/31/11

Telecommunication Services	17.5%

Energy	12.3%

Utilities	10.4%

Diversified Financials	7.5%

Pharmaceuticals, Biotechnology & Life Sciences	6.9%

Real Estate	6.9%

Insurance	5.0%

Food, Beverage & Tobacco	4.7%

Banks	4.2%

Semiconductors & Semiconductor Equipment	3.5%

TOP TEN INDUSTRIES

As of 9/30/11

Telecommunication Services	18.0%

Energy	11.9%

Utilities	10.4%

Diversified Financials	7.5%

Real Estate	6.9%

Pharmaceuticals, Biotechnology & Life Sciences	6.8%

Insurance	5.4%

Banks	4.9%

Food, Beverage & Tobacco	4.6%

Semiconductors & Semiconductor Equipment	3.4%

TOP TEN INDUSTRIES

As of 6/30/11

Telecommunication Services	22.8%

Energy	12.1%

Utilities	9.3%

Real Estate	7.8%

Pharmaceuticals, Biotechnology & Life Sciences	7.6%

Food, Beverage & Tobacco	7.1%

Diversified Financials	6.6%

Banks	6.2%

Semiconductors & Semiconductor Equipment	4.2%

Insurance	3.7%

This page is not part of the Semi-Annual Report.     9

Thornburg Investment Income Builder Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

10    Certified Semi-Annual Report

Letter to Shareholders

April 18, 2012

Dear Fellow Shareholder:

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month fiscal period ended March 31, 2012 and comment on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends of 59 cents per Class A share in the six-month period ended March 31, 2012, up 3.5% from 57 cents in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I and Class R5 shares and lower for Class C, Class R3, and Class R4 shares, to account for varying class-specific expenses.

Your Fund’s net asset value increased by $1.35 per share during the six-month period under review, to $18.64, bringing the six-month total return to 11.30%.

Your Fund underperformed its benchmark, the Blended Index (25% Barclays Aggregate U.S. Bond Index and 75% MSCI World Index) by 3.94% over the six-month period of strongly rising equity prices that followed a significant two-quarter correction. The Fund underperformed the S&P 500 Index by 14.59% over the same six-month period. Performance comparisons of Investment Income Builder Fund to each of these benchmarks over various longer periods are shown on page 49 of this report. Reviewing these, you will see that the performance of your Fund has compared very well to both benchmarks over longer periods.

Performance data shown represents

past performance and is no guarantee

of future results. Investment return and

principal value will fluctuate so shares,

when redeemed, may be worth more or

less than their original cost. Current

performance may be lower or higher than

quoted. For performance current to the

most recent month end, visit thornburg.com

or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.21%, as disclosed in the most recent Prospectus.

The quarter ended March 31, 2012 was the 37th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. The Fund delivered a positive total return in 28 of these quarters. The Fund has delivered positive total returns in eight of its nine calendar years of existence.

We do not expect to pay any capital gain dividends for 2012. At March 31, 2012, the Fund had realized capital losses of approximately $900 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of the Thornburg Investment Income Builder Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2012. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark:

1.	All index sectors showed positive total returns, ranging from just over 5% (telecommunications) to approximately 28% (information technology).

2.	The telecommunications sector, often a laggard in the early months of the year, was especially sluggish in relative performance terms in the six-month period. This was costly to Investment Income Builder Fund’s

Certified Semi-Annual Report    11

Letter to Shareholders,

    Continued

absolute and relative performance during the period, due to the Fund’s significant investments in dividend-paying firms in this sector. Income Builder also owned significantly fewer investments in the information technology (28.5%), consumer discretionary (26.3%), and industrials (23.9%) sectors, relative to the benchmark index portfolio. Generally speaking, firms in these sectors pay below average dividends.

3.	The Income Builder portfolio also included significant allocations to firms in the utilities, consumer staples, and health care sectors. Each of these sectors lagged the overall market during the period under review. While the returns on our investments in staples and health care slightly exceeded those of these sectors in the index portfolio, returns from our investments in utilities were unsatisfactory.

European telecom service providers KPN, Telefonica, TDC, and Vivendi each delivered negative total returns for the Income Builder in the period under review, as did Verizon in the United States. The same issues that have concerned investors in these businesses over recent years remain mostly unresolved: mature markets, competitive and regulatory price pressures, tradeoffs between the secular decline of the traditional fixed-line businesses, and the growth of broadband and wireless usage. These concerns became even more significant as equity prices in other sectors raced ahead following the delivery of significant monetary accommodation measures by the European Central Bank in late 2011 and early 2012, prompting many portfolio managers to sell investments in lower-volatility sectors in order to re-allocate funds to the more volatile sectors that led the market. We reduced the portfolio’s investments in KPN and Telefonica over the period, and liquidated our relatively small investment in Telecom Italia. We added positions in Telenor, Telefonica Brasil, and Swisscom at depressed prices during the period. The first two of these operate in faster growing markets, while Swisscom enjoys a strong competitive position in an attractive market.

In aggregate, performance of the Fund’s equity holdings in the financial sector also lagged those of the index during the period, as price advances for dividend paying non-bank intermediaries and smaller banks lagged well behind those of low and non-dividend paying banks and insurers. Norwegian insurer Gjensidge Forsikring, U.S. mortgage real estate investment trust (REIT) Annaly Mortgage, and U.S. hedge fund manager Och-Ziff are examples of the former type of financial that delivered market-lagging performance in the Income Builder portfolio, while JPMorgan Chase & Co. is an example of the latter type of financial that delivered significant price appreciation for your Fund. The Fund’s European insurance holdings, Legal & General Zurich Financial Services, Munich Re, and Swiss Re each staged strong share price recoveries during the period, as did Invesco Mortgage Capital and KKR Financial Holdings. U.S. financial sector holdings remain focused primarily in income-paying hybrid securities issued by Fifth Third Bancorp and Huntington Bancshares, various mortgage REITs, and shares of business development companies and other non-bank lenders organized as partnerships. In general, these delivered acceptable if unspectacular share price appreciation during the period. The ongoing environment of low bond yields is making it challenging for many of these non-bank financials to maintain dividends at prior year levels.

Our utilities investments performed below the index average, due to negative returns from European based electricity producers ENEL and GDF Suez, and U.S.-based Entergy. Among these, ENEL in particular has been volatile over the last several years, mostly due to mounting concerns about electricity demand and margins in Southern Europe. Investors are also rightfully concerned that cash-strapped European governments will assess special fees and taxes on these nonportable entities, while capping their revenue streams with regulatory measures. The Italian government formulated a so-called “Robin Hood Tax” for ENEL and other utilities during the fourth quarter of 2011. Firms in the utilities sector

12    Certified Semi-Annual Report

continue to offer interesting dividends. We will attempt to focus your Fund’s investments in this sector in firms that have the ability and willingness to maintain attractive dividends.

In the energy sector, rising oil prices were matched by high relative returns from hydrocarbon producers during the December 2011 quarter, but not in the March 2012 quarter. Investment Income Builder’s holdings in ENI and Seadrill performed very well, while Canadian Oil Sands Trust, Royal Dutch Shell, and new portfolio addition Husky Energy each lagged sector performance significantly. In the last week of March, a gas leak at a North Sea gas production platform owned by Total SA subtracted from an interesting return during the first 25 weeks of the period, but the incident now appears to be minor. At this time, equity investors seem to expect lower oil prices in the coming months. Current earnings and cash flows of these firms should come in above prior expectations, which should support our dividend expectations for these holdings in the near term.

In addition to those previously mentioned, the best contributing investments to portfolio performance in the six-month period were U.S. technology firms Microsoft and Intel, pharmaceuticals producer Pfizer, European household products producer Reckitt Benckiser Group, Philip Morris International, airport operator Sydney Airport, copper producer Southern Copper, and Chinese infrastructure investor China Merchants Holdings. Negative contributors included Liechtensteinishe Landesbank, Impala Platinum, Chinese toll road operator Hopewell Highway Infrastructure, and Australian retailer David Jones. Most of the stocks in the portfolio made positive contributions during the period under review.

The euro, British pound, and Swiss franc each appreciated modestly vis-à-vis the U.S. dollar during the period. We hedged a majority of the currency exposure to the euro and the pound, since we are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies.

CHART I: THORNBURG INVESTMENT INCOME BUILDER

INTEREST BEARING INVESTMENTS AS A PERCENTAGE OF TOTAL PORTFOLIO

Certified Semi-Annual Report     13

Letter to Shareholders,

    Continued

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than are included in the Barclays Aggregate Bond Index. This fact was helpful in the semi-annual period under review. Corporate bond prices with maturities of less than 10 years generally increased, while U.S. government bond prices declined slightly. Readers of this commentary who are long time shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. For most of 2009, the Investment Income Builder portfolio was weighted more than 40% in interest bearing debt, as a result of large bond purchases we made in response to material increases in non-government bond yields over the four quarters ended March 31, 2009. We reduced our percentage holdings of cash and interest bearing debt in 2010, 2011, and Q1 2012, reaching a level of around 19% at March 31, 2012.

Chart 1 on the previous page shows that interest bearing investments as a percentage of the Fund’s portfolio have varied over time, ranging from less than 12% in mid-2005, to 45% at June 30, 2009.

As of March 31, 2012 the Fund portfolio included approximately 200 bonds and hybrid securities. Domestic stocks, including preferred stocks, comprise around 34% of the portfolio, foreign stocks around 47%, and cash and interest bearing investments 19%.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly over the last three years, due to more than 20% aggregate declines in dividends paid in 2009 in most developed country equity markets. Dividend increases in 2010 and 2011 have brought aggregate dividends paid by U.S. listed firms almost back to pre-financial crisis levels and Standard & Poor’s predicts that new records for cash dividend payments will be reached in the U.S. market during 2012. For the U.S. equity market as a whole, the dividend payout ratio is around 30% of corporate earnings. For the Income Builder portfolio as a whole, the dividend payout ratio is slightly above 60%. Outside the United States, dividend yields and payout ratios tend to be higher (see the Investment Income Builder September 2011 Annual Report), but dividend growth will likely be lower, especially from some of the best dividend payers. Readers should be aware that the reduced yields now available from bond investments restrict our ability to increase the Fund’s dividend at the rates observed between 2003 and 2008.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover — and this is always a possibility — we can expect the opposite. One variable in the United States is the political debate around tax rates for dividends to higher income taxpayers, which continues the long running tug of war regarding “double taxation of dividends.” In effect, U.S. corporate profits are taxed prior to dividend payments, and then taxed again when dividends are received by non-corporate shareholders. To the extent that legislators and voters favoring higher taxes on dividends distributed by corporations succeed in raising the current 50% combined rate for the government’s share of distributed corporate profits (35% corporate tax rate + 15% tax rate on dividends received) to a higher level, it will act as a disincentive for corporations to favor dividends over other uses for accumulated earnings and profits.

There continues to be a great debate regarding the prospects for global economic growth in 2012 and 2013. Conflicting macroeconomic forces are expected to act on business conditions and investor sentiment. Leverage in most developed market economies cannot expand at the rates seen in prior years and may need to contract in certain countries. We

14    Certified Semi-Annual Report

have seen clear evidence that global markets are unwilling to finance significant further borrowing by various European governments at acceptable rates. This may serve as a warning to other developed and developing market governments that limits on borrowing will constrain the ability of elected officials to formulate new programs and fully deliver on prior commitments. On the other hand, some large emerging market economies would appear to have room to increase private borrowing, government borrowing, or both. Aggregate demand in these countries is expanding. In this election year, United States economic indicators have been generally positive, though there are concerns that fiscal conditions will tighten in 2013 and beyond.

Summary data from around the world indicate that most corporate balance sheet metrics outside the United States have improved in the last two years, even as declining price/earnings ratios show that investor desire to own equities is muted. In brief, firm values are below recent historical averages and overall sales and earnings results are coming in reasonably well.

Yields on taxable and tax exempt money funds remain below  1/4 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds worldwide belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/ funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report     15

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Telecommunication Services	18.8%	Food & Staples Retailing	0.8%
Energy	11.8%	Media	0.6%
Utilities	9.2%	Miscellaneous	0.6%
Diversified Financials	8.9%	Health Care Equipment & Services	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%	Technology Hardware & Equipment	0.2%
Insurance	6.7%	Retailing	0.2%
Real Estate	6.6%	Automobiles & Components	0.1%
Food, Beverage & Tobacco	5.1%	Other Non-Classified Securities:
Banks	4.4%	Asset Backed Securities	0.5%
Semiconductors & Semiconductor Equipment	3.2%	Other Securities	0.3%
Software & Services	3.1%	U.S. Government Agencies	0.1%
Materials	2.4%	Municipal Bonds *	0.0%
Transportation	2.1%	Other Assets & Cash Equivalents	1.4%
Consumer Services	2.0%
Household & Personal Products	1.6%
Capital Goods	1.4%

* Percentage was less than 0.1%

TOP TEN EQUITY HOLDINGS

As of 3/31/12

Microsoft Corp.	2.7%	Pfizer, Inc.	2.1%
Telstra Corp. Ltd.	2.5%	Total SA	2.0%
GDF Suez	2.5%	Eni SpA	2.0%
AT&T, Inc.	2.2%	Intel Corp.	2.0%
Royal Dutch Shell plc ADR	2.1%	Vodafone Group plc	1.9%

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12

United States	47.5%	Spain	0.7%
Switzerland	8.2%	Singapore	0.6%
France	6.0%	Luxembourg	0.6%
United Kingdom	4.4%	Philippines	0.5%
Netherlands	3.9%	Russia	0.5%
Australia	3.8%	Bermuda	0.5%
China	3.2%	South Africa	0.3%
Italy	2.9%	Saudi Arabia	0.3%
Canada	2.4%	Cayman Islands	0.3%
Norway	2.3%	South Korea	0.3%
Denmark	1.8%	Greece	0.2%
Brazil	1.7%	Japan	0.2%
Hong Kong	1.7%	Trinidad and Tobago*	0.0%
Czech Republic	1.1%	Indonesia*	0.0%
Germany	1.1%	Chile*	0.0%
Mexico	0.9%	Other Assets & Cash Equivalents	1.4%
Taiwan	0.7%

* Country percentage was less than 0.1%.

	Shares/ Principal Amount	Value
COMMON STOCK — 77.43%

BANKS — 1.82%
COMMERCIAL BANKS — 1.47%
Bank of China Ltd.	125,000,000	$50,221,813
Banque Cantonale Vaudoise	55,100	29,191,952
Liechtensteinische Landesbank AG	1,150,000	47,136,368
St. Galler Kantonalbank	78,741	33,146,760
THRIFTS & MORTGAGE FINANCE — 0.35%
Capitol Federal Financial, Inc.	3,200,000	37,952,000

		197,648,893

CAPITAL GOODS — 0.89%
INDUSTRIAL CONGLOMERATES — 0.89%
Hopewell Holdings Ltd.	25,221,840	69,180,572
NWS Holdings Ltd.	18,328,000	27,991,589

		97,172,161

CONSUMER SERVICES — 1.90%
HOTELS, RESTAURANTS & LEISURE — 1.90%
McDonald’s Corp.	1,315,900	129,089,790
OPAP SA	2,394,000	23,212,215
SJM Holdings Ltd.	26,762,000	54,312,846

		206,614,851

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 6.00%
CAPITAL MARKETS — 3.16%
AllianceBernstein Holdings LP	1,200,000	$18,732,000
[a]Apollo Investment Corp.	13,437,000	96,343,290
Ares Capital Corp.	6,457,700	105,583,395
Och-Ziff Capital Management Group, LLC	4,200,000	38,976,000
[a]Solar Capital Ltd.	3,600,000	79,452,000
[a]Solar Capital Ltd.	150,000	3,310,500
DIVERSIFIED FINANCIAL SERVICES — 2.84%
Hong Kong Exchanges & Clearing Ltd.	2,317,300	38,912,365
JPMorgan Chase & Co.	3,464,000	159,274,720
[a] KKR Financial Holdings, LLC	12,000,000	110,520,000

		651,104,270

ENERGY — 9.30%
ENERGY EQUIPMENT & SERVICES — 0.81%
Seadrill Ltd.	2,345,294	87,885,463
OIL, GAS & CONSUMABLE FUELS — 8.49%
BP plc	7,204,700	53,303,913
Canadian Oil Sands Ltd.	7,188,500	151,632,703
Eni SpA	9,335,800	219,015,786
Husky Energy, Inc.	1,771,700	45,080,702
Royal Dutch Shell plc ADR	3,300,000	231,429,000
Total SA	4,355,200	222,118,139

		1,010,465,706

FOOD & STAPLES RETAILING — 0.71%
FOOD & STAPLES RETAILING — 0.71%
Walgreen Co.	2,300,000	77,027,000

		77,027,000

FOOD, BEVERAGE & TOBACCO — 4.40%
BEVERAGES — 1.58%
Coca Cola Co.	2,324,000	171,999,240
FOOD PRODUCTS — 1.21%
Nestle SA	2,091,800	131,620,959
TOBACCO — 1.61%
Philip Morris International, Inc.	1,970,500	174,606,005

		478,226,204

HOUSEHOLD & PERSONAL PRODUCTS — 1.65%
HOUSEHOLD PRODUCTS — 1.65%
Kimberly-Clark Corp.	968,900	71,592,021
Reckitt Benckiser Group plc	1,900,000	107,369,701

		178,961,722

INSURANCE — 4.30%
INSURANCE — 4.30%
Allianz SE	181,900	21,705,419
Gjensidige Forsikring ASA	8,691,101	102,634,276
Legal and General Group plc	23,976,400	50,123,809
Munich Re	373,400	56,299,290
Scor SE	1,459,600	39,439,494

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Swiss Re	719,100	$45,924,576
Zurich Financial Services AG	559,500	150,365,238

		466,492,102

MATERIALS — 1.46%
CHEMICALS — 0.34%
Wacker Chemie AG	422,200	37,225,747
METALS & MINING — 1.12%
Impala Platinum Holdings Ltd.	1,822,600	35,900,777
Southern Copper Corp.	2,700,590	85,635,709

		158,762,233

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.99%
PHARMACEUTICALS — 6.99%
Merck & Co.	4,300,000	165,120,000
Novartis AG	3,152,000	174,447,679
Pfizer, Inc.	10,186,200	230,819,292
Roche Holding AG	1,086,000	189,000,333

		759,387,304

REAL ESTATE — 6.38%
REAL ESTATE INVESTMENT TRUSTS — 6.38%
Annaly Capital Management, Inc.	6,050,000	95,711,000
Anworth Mortgage Asset Corp.	1,500,000	9,870,000
Capstead Mortgage Corp.	3,000,000	39,330,000
Chimera Investment Corp.	42,965,000	121,590,950
[a] Dynex Capital, Inc.	4,562,000	43,567,100
[a] Invesco Mortgage Capital, Inc.	7,000,000	123,550,000
[a] MFA Financial, Inc.	20,000,000	149,400,000
Two Harbors Investment Corp.	2,700,000	27,378,000
Washington REIT	2,769,000	82,239,300

		692,636,350

RETAILING — 0.17%
MULTILINE RETAIL — 0.17%
David Jones Ltd.	7,177,459	17,917,793

		17,917,793

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.69%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.69%
Intel Corp.	7,580,800	213,096,288
Taiwan Semiconductor Manufacturing Co. Ltd.	27,648,000	79,530,915

		292,627,203

SOFTWARE & SERVICES — 2.73%
SOFTWARE — 2.73%
Microsoft Corp.	9,200,000	296,700,000

		296,700,000

TELECOMMUNICATION SERVICES — 17.62%
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.73%
AT&T, Inc.	7,633,600	238,397,328
Cable and Wireless Communications plc	43,725,162	22,583,122
Koninklijke KPN N.V.	11,999,000	131,993,257

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Singapore Telecommunications Ltd.	25,488,164	$63,464,423
Swisscom AG	221,500	89,537,332
TDC A/S	27,005,917	196,415,470
Telefonica Brasil ADR	3,378,500	103,483,455
Telefonica SA	4,210,274	68,983,236
Telenor ASA	3,015,500	55,917,608
Telstra Corp. Ltd.	80,477,975	274,264,560
Verizon Communications, Inc.	724,700	27,705,281
Vivendi	5,960,000	109,376,175
WIRELESS TELECOMMUNICATION SERVICES — 4.89%
China Mobile Ltd.	15,575,207	171,385,341
Etihad Etisalat Co.	1,700,000	29,349,812
Philippine Long Distance Telephone Co.	882,500	55,496,681
SK Telecom Co. Ltd.	134,870	16,605,062
VimpelCom Ltd. ADR	4,250,000	47,430,000
Vodafone Group plc	76,681,500	211,206,972

		1,913,595,115

TRANSPORTATION — 1.66%
TRANSPORTATION INFRASTRUCTURE — 1.66%
China Merchants Holdings International Co. Ltd.	23,895,000	79,849,496
Hopewell Highway Infrastructure Ltd.	14,654,341	7,567,256
Jiangsu Express Co. Ltd.	22,520,000	21,749,908
Sydney Airport	23,934,909	71,155,821

		180,322,481

UTILITIES — 6.76%
ELECTRIC UTILITIES — 3.34%
CEZ AS	2,770,000	119,008,854
Enel S.p.A.	26,481,000	95,781,604
Entergy Corp.	2,207,600	148,350,720
MULTI-UTILITIES — 3.42%
Dominion Resources, Inc.	946,600	48,475,386
GDF Suez	10,438,596	269,668,208
Sempra Energy	890,000	53,364,400

		734,649,172

TOTAL COMMON STOCK (Cost $7,970,988,137)		8,410,310,560

PREFERRED STOCK — 3.45%

BANKS — 2.10%
COMMERCIAL BANKS — 2.10%
Barclays Bank plc Pfd, 7.10%	200,000	4,950,000
Fifth Third Bancorp Pfd, 8.50%	637,000	90,454,000
First Niagara Financial Group Pfd, 8.625%	160,000	4,420,640
First Tennessee Bank Pfd, 3.75%	12,000	8,107,500
Huntington Bancshares Pfd, 8.50%	95,087	110,247,671
[b] Wintrust Financial Corp. Pfd, 5.00%	10,000	10,000,000

		228,179,811

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.21%
CAPITAL MARKETS — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	$2,244,000
DIVERSIFIED FINANCIAL SERVICES — 0.19%
Bank of America Corp. Pfd, 8.00%	5,250,000	5,383,560
Citigroup Capital XII Pfd, 8.50%	600,000	15,360,000

		22,987,560

INSURANCE — 0.20%
INSURANCE — 0.20%
Principal Financial Group Pfd, 5.563%	234,400	22,033,600

		22,033,600

MISCELLANEOUS — 0.10%
U.S. GOVERNMENT AGENCIES — 0.10%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	10,656,563

		10,656,563

REAL ESTATE — 0.12%
REAL ESTATE INVESTMENT TRUSTS — 0.12%
Alexandria Real Estate Pfd, 7.00%	463,500	12,319,830

		12,319,830

TECHNOLOGY HARDWARE & EQUIPMENT — 0.20%
COMMUNICATIONS EQUIPMENT — 0.20%
Lucent Technologies Capital Trust I Pfd, 7.75%	26,500	21,531,250

		21,531,250

TELECOMMUNICATION SERVICES — 0.16%
WIRELESS TELECOMMUNICATION SERVICES — 0.16%
Centaur Funding Corp. Pfd, 9.08%	15,000	17,376,562

		17,376,562

UTILITIES — 0.36%
MULTI-UTILITIES — 0.36%
Centerpoint Energy, Inc. Pfd, 7.5%	1,050,000	39,440,625

		39,440,625

TOTAL PREFERRED STOCK (Cost $306,508,562)		374,525,801

ASSET BACKED SECURITIES — 0.48%

COMMERCIAL MTG TRUST — 0.05%
[c]CVS Pass-Through Trust, 9.35%, 1/10/2023	$5,000,000	5,255,100

		5,255,100

OTHER ASSET BACKED — 0.13%
MRMX Series 2011-1A Class B, 10.00%, 10/20/2021	12,891,667	12,762,750
[c]QHP PhaRMA, 10.25%, 3/15/2015	1,042,965	1,049,557

		13,812,307

RESIDENTIAL MTG TRUST — 0.30%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.104%, 12/20/2036	3,174,967	911,031
Banc of America Mtg Securities Series 2005-A Class B1, 3.176%, 2/25/2035	5,086,877	1,729,796

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.601%, 8/25/2033	$528,115	$342,466
Citigroup Mtg Loan Trust, Inc., 2.921%, 3/25/2034	1,401,334	1,195,684
FBR Securitization Trust Series 2005-2 Class M1, 0.962%, 9/25/2035	20,100,000	13,923,586
Merrill Lynch Mtg Investors Trust, 2.60%, 8/25/2034	6,056,639	4,807,439
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.562%, 11/25/2035	8,738,560	7,528,643
Structured Asset Security Corp., Series 2002-27A Class B1, 2.549%, 1/25/2033	2,355,342	518,146
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.618%, 2/25/2035	9,933,694	997,913
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.625%, 3/25/2035	9,425,639	861,190

		32,815,894

TOTAL ASSET BACKED SECURITIES (Cost $74,476,280)		51,883,301

CORPORATE BONDS — 13.31%

AUTOMOBILES & COMPONENTS — 0.06%
AUTOMOBILES — 0.06%
[c]American Honda Finance, 7.625%, 10/1/2018	5,000,000	6,347,425

		6,347,425

BANKS — 0.53%
COMMERCIAL BANKS — 0.53%
[c,d]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,144,900
[c,d]Banco Pine SA, 8.75%, 1/6/2017	8,998,000	9,301,682
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,892,442
[c,d]Groupe BPCE, 12.50%, 12/31/2049	10,211,000	10,813,653
[b,c,d,e,f] Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	0
National City Preferred Capital Trust I, 12.00%, 12/31/2049	3,250,000	3,461,380
PNC Financial Services Group, Inc., 8.25%, 12/31/2049	10,000,000	10,260,790
[c]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,624,695
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	5,944,669
[d]Shinhan Bank, 6.819%, 9/20/2036	900,000	929,307

		57,373,518

CAPITAL GOODS — 0.37%
INDUSTRIAL CONGLOMERATES — 0.17%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	18,445,000
MACHINERY — 0.09%
[c,d,g]Zoomlion Hong Kong SPV Co. Ltd., 6.875%, 4/5/2017	10,000,000	9,948,000
TRADING COMPANIES & DISTRIBUTORS — 0.11%
International Lease Finance Corp., 4.875%, 4/1/2015	2,000,000	1,979,608
[c]International Lease Finance Corp. E-Capital Trust I, 5.03%, 12/21/2065	15,000,000	9,977,400

		40,350,008

CONSUMER SERVICES — 0.09%
HOTELS, RESTAURANTS & LEISURE — 0.09%
[c]Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	2,150,000	2,128,586
[c]Sizzling Platter, LLC, 12.25%, 4/15/2016	7,500,000	7,687,500

		9,816,086

DIVERSIFIED FINANCIALS — 1.10%
CAPITAL MARKETS — 0.14%
Deutsche Bank Financial, LLC, 5.375%, 3/2/2015	7,000,000	7,241,164
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,403,008

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
CONSUMER FINANCE — 0.45%
American Express Credit Co., 5.875%, 5/2/2013	$5,000,000	$5,257,935
Capital One Capital IV, 6.745%, 2/5/2082	6,400,000	6,400,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,000,000	27,477,900
SLM Corp., 4.00%, 7/25/2014	2,000,000	2,010,380
SLM Corp. LIBOR Floating Rate Note, 0.86%, 1/27/2014	5,000,000	4,775,685
TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,762,500
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,828,971
[d]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,036,569
JPMorgan Chase & Co., 7.90%, 12/31/2049	15,000,000	16,432,800
[d]Korea Development Bank, 5.30%, 1/17/2013	800,000	821,440
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,069,764
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,251,640
SquareTwo Financial Corp., 11.625%, 4/1/2017	8,850,000	8,761,500

		119,531,256

ENERGY — 2.43%
ENERGY EQUIPMENT & SERVICES — 0.25%
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,479,165
[c,d]RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	10,400,000	11,492,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,112,422
OIL, GAS & CONSUMABLE FUELS — 2.18%
Black Elk Energy Offshore, 13.75%, 12/1/2015	16,750,000	17,126,875
[c,d]Bumi Capital PTE Ltd., 12.00%, 11/10/2016	3,000,000	3,300,000
[c]DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,390,065
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,970,942
[c]Endeavour International Corp., 12.00%, 3/1/2018	17,000,000	17,170,000
[c]Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,170,496
[c]Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,777,537
Enterprise Products Operating LP, 7.034%, 1/15/2068	20,880,000	22,446,000
[c]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,344,660
[c]Green Field Energy Services, 13.00%, 11/15/2016	16,000,000	15,680,000
[c]GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,393,162
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,247,520
[c]Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,737,250	7,207,780
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,018,385
Niska Gas Storage, 8.875%, 3/15/2018	8,739,000	8,214,660
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	21,307,230
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,315,440
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,000,000
[c,d]Pacific Rubiales Energy Corp., 7.25%, 12/12/2021	2,000,000	2,189,000
[c,d]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,932,000
[b,c,d,f]Petroplus Finance Ltd., 6.75%, 5/1/2014	5,650,000	2,175,250
Plains Exploration and Production Co., 7.625%, 6/1/2018	1,000,000	1,062,500
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,637,500
Southern Union Co., 3.564%, 11/1/2066	23,020,000	20,171,275
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,000,000
[c]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	8,868,096

		264,199,960

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 0.09%
FOOD & STAPLES RETAILING — 0.09%
Rite Aid Corp., 9.375%, 12/15/2015	$9,500,000	$9,761,250

		9,761,250

FOOD, BEVERAGE & TOBACCO — 0.40%
BEVERAGES — 0.02%
Anheuser-Busch Cos., Inc., 4.70%, 4/15/2012	3,000,000	3,003,588
FOOD PRODUCTS — 0.14%
[c]Harmony Foods Corp., 10.00%, 5/1/2016	9,900,000	10,197,000
[c,d]Minerva Luxembourg SA, 12.25%, 2/10/2022	4,500,000	4,916,250
TOBACCO — 0.24%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,469,608
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	14,607,379
[c,d]B.A.T. International Finance plc, 9.50%, 11/15/2018	5,000,000	6,820,335

		44,014,160

HEALTH CARE EQUIPMENT & SERVICES — 0.54%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.05%
Alere, Inc., 8.625%, 10/1/2018	5,000,000	5,175,000
HEALTH CARE PROVIDERS & SERVICES — 0.33%
Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	11,000,000	10,890,000
Prospect Medical Holdings, Inc., 12.75%, 7/15/2014	23,000,000	24,868,750
HEALTH CARE TECHNOLOGY — 0.16%
Merge Healthcare, Inc., 11.75%, 5/1/2015	16,400,000	17,712,000

		58,645,750

INSURANCE — 2.08%
INSURANCE — 2.08%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	970,000
[c,d]Dai Ichi Mutual Life, 7.25%, 12/31/2049	9,000,000	9,315,000
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,301,375
[c]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,053,990
[c]Metlife Capital Trust X, 9.25%, 4/8/2068	12,000,000	14,460,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,901,216
[c]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,513,964
[e]Northwind Holdings, LLC Series 2007-1A Class A1, 1.268%, 12/1/2037	4,768,750	3,730,355
[c,d]Oil Insurance Ltd., 3.452%, 12/31/2049	4,000,000	3,749,120
[c]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,594,490
[c,d]QBE Capital Funding III Ltd., 7.25%, 5/24/2041	41,800,000	39,396,500
[c,d]QBE Insurance Group Ltd., 5.647%, 7/1/2023	12,863,000	12,018,737
[c]Swiss Re Capital I LP, 6.854%, 12/31/2049	40,865,000	38,575,375
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,802,165
[c]White Mountains Re Group Ltd., 7.506%, 12/31/2049	28,590,000	27,460,695
[c]ZFS Finance USA Trust II, 6.45%, 12/15/2065	35,208,000	34,855,920
[c]ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,215,900

		225,914,802

MATERIALS — 0.71%
CONSTRUCTION MATERIALS — 0.47%
[c,d]CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,401,600
[c]CEMEX Finance, LLC, 9.50%, 12/14/2016	10,000,000	9,976,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,195,784

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
[c]Summit Materials, LLC, 10.50%, 1/31/2020	$6,000,000	$6,270,000
Texas Industries, Inc., 9.25%, 8/15/2020	19,850,000	19,056,000
CONTAINERS & PACKAGING — 0.05%
[c]Plastipak Holdings, Inc., 10.625%, 8/15/2019	2,250,000	2,565,000
[c]Sealed Air Corp., 8.375%, 9/15/2021	2,000,000	2,247,500
METALS & MINING — 0.19%
[c,d]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,028,272
[c,d]FMG Resources, 8.25%, 11/1/2019	8,500,000	8,925,000
[c]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	8,029,000

		76,694,156

MEDIA — 0.53%
MEDIA — 0.53%
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,495,805
DIRECTV Holdings, LLC, 7.625%, 5/15/2016	3,000,000	3,142,500
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	18,250,470
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,528,696
[c]WMG Acquisition Corp., 11.50%, 10/1/2018	17,500,000	18,725,000
[c]WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	6,075,000

		57,217,471

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.40%
BIOTECHNOLOGY — 0.07%
[e]JPR Royalty, LLC, 14.00%, 12/1/2020	5,000,000	5,000,000
[e]Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate
Note, 4.812%, 2/1/2014	3,000,000	3,076,500
LIFE SCIENCES TOOLS & SERVICES — 0.11%
[c]BPA Laboratories, Inc., 12.25%, 4/1/2017	12,000,000	11,490,000
PHARMACEUTICALS — 0.22%
[c,e]Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	12,000,000	12,000,000
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	3,527,000	3,765,073
KV Pharmaceutical Co., 12.00%, 3/15/2015	12,000,000	7,920,000

		43,251,573

REAL ESTATE — 0.07%
REAL ESTATE INVESTMENT TRUSTS — 0.07%
Residential Asset Securities Corp., 0.392%, 6/25/2036	7,910,405	7,217,106

		7,217,106

RETAILING — 0.05%
MULTILINE RETAIL — 0.01%
[c,d]Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,500,000	1,567,500
SPECIALTY RETAIL — 0.04%
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,242,656

		5,810,156

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,923,050
MEMC Electronics Materials, Inc., 7.75%, 4/1/2019	48,670,000	38,692,650
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,021,344

		52,637,044

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.25%
INTERNET SOFTWARE & SERVICES — 0.23%
[c,d]EAccess Ltd., 8.25%, 4/1/2018	$3,000,000	$2,872,500
EarthLink, Inc., 8.875%, 5/15/2019	12,000,000	11,610,000
SSI Investments II/CO-ISSR, LLC, 11.125%, 6/1/2018	1,688,000	1,873,680
[e]Yahoo!, Inc., 6.65%, 8/10/2026	8,031,856	8,167,032
SOFTWARE — 0.02%
Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,135,000

		26,658,212

TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
COMMUNICATIONS EQUIPMENT — 0.05%
[c]Brightstar Corp., 9.50%, 12/1/2016	5,000,000	5,200,000

		5,200,000

TELECOMMUNICATION SERVICES — 0.81%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.67%
[d]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	35,942,338
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	6,840,000
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,046,250
[d]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,326,175
[c,d]Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	9,318,820
[c,d]Wind Acquisition Finance SA, 7.25%, 2/15/2018	6,000,000	5,655,000
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
[c,d]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,235,000
[c,d]VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,888,125
[c,d]VimpelCom Holdings BV, 7.504%, 3/1/2022	8,735,000	8,472,950

		87,724,658

TRANSPORTATION — 0.38%
AIRLINES — 0.30%
[c,d]Air Canada, 9.25%, 8/1/2015	17,000,000	16,575,000
American Airlines, Inc., 13.00%, 8/1/2016	3,434,082	3,622,956
[b,f]American Airllines, Inc., 8.625%, 4/15/2023	9,000,000	9,495,000
US Airways, 6.25%, 4/22/2023	2,903,168	2,946,716
MARINE — 0.08%
United Maritime, LLC, 11.75%, 6/15/2015	3,500,000	3,635,625
[c]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,134,913	5,055,442

		41,330,739

UTILITIES — 1.89%
ELECTRIC UTILITIES — 0.94%
Alabama Power Capital Trust V, 3.681%, 10/1/2042	4,000,000	3,999,960
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,430,221
[b,c,d,e,f] Centrais Eletricas DO PA, 10.50%, 6/3/2016	16,000,000	7,200,000
[c,d]E. CL SA, 5.625%, 1/15/2021	2,000,000	2,143,878
[c,d]Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	42,525,120
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,193,304
[c]Great River Energy, 5.829%, 7/1/2017	1,580,089	1,714,191
[c]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,219,682
[c]Texas-New Mexico Power Co., 9.50%, 4/1/2019	19,000,000	25,022,126

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
GAS UTILITIES — 0.09%
Southwest Gas Corp., 7.625%, 5/15/2012	$9,465,000	$9,534,293
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.26%
[c,d]Atlantic Power Corp., 9.00%, 11/15/2018	10,000,000	10,100,000
[c,d]Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	18,540,000
MULTI-UTILITIES — 0.60%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,773,310
AmerenEnergy Generating Co., 7.00%, 4/15/2018	9,050,000	8,009,250
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,031,117
NiSource Finance Corp., 6.15%, 3/1/2013	5,562,000	5,810,232
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,426,380
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,553,586
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,237,528
Union Electric Co., 6.70%, 2/1/2019	2,500,000	3,072,457

		205,536,635

TOTAL CORPORATE BONDS (Cost $1,282,039,096)		1,445,231,965

CONVERTIBLE BONDS — 1.92%
CAPITAL GOODS — 0.18%
MACHINERY — 0.18%
[c]3D Systems Corp., 5.50%, 12/15/2016	15,000,000	19,837,500

		19,837,500

DIVERSIFIED FINANCIALS — 1.16%
CAPITAL MARKETS — 0.19%
[a]Apollo Investment Corp., 5.75%, 1/15/2016	10,900,000	10,682,000
[c]Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	10,000,000	10,412,500
DIVERSIFIED FINANCIAL SERVICES — 0.97%
[c]ICAHN Enterprise LP, 4.00%, 8/15/2013	10,000,000	9,960,000
ICAHN Enterprises LP, 4.00%, 8/15/2013	1,200,000	1,195,200
[a]KKR Financial Holdings, LLC, 7.50%, 1/15/2017	22,750,000	32,105,938
[a]KKR Financial Holdings, LLC, 7.00%, 7/15/2012	61,600,000	62,216,000

		126,571,638

ENERGY — 0.07%
OIL, GAS & CONSUMABLE FUELS — 0.07%
SunPower Corp., 4.50%, 3/15/2015	5,000,000	4,475,000
SunPower Corp., 4.75%, 4/15/2014	3,000,000	2,812,500

		7,287,500

FOOD, BEVERAGE & TOBACCO — 0.15%
BEVERAGES — 0.15%
Central European Distribution Corp., 3.00%, 3/15/2013	18,239,000	16,118,716

		16,118,716

Certified Semi-Annual Report     27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 0.16%
CONSTRUCTION MATERIALS — 0.07%
[d]CEMEX SAB de CV, 4.875%, 3/15/2015	$8,500,000	$7,990,000
METALS & MINING — 0.09%
[c,d]Jaguar Mining, Inc., 4.50%, 11/1/2014	11,000,000	9,432,500

		17,422,500

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.01%
PHARMACEUTICALS — 0.01%
KV Pharmaceutical Co., 2.50%, 5/16/2033	4,000,000	980,000

		980,000

SOFTWARE & SERVICES — 0.04%
SOFTWARE — 0.04%
THQ, Inc., 5.00%, 8/15/2014	9,136,000	4,465,220

		4,465,220

TELECOMMUNICATION SERVICES — 0.13%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.13%
[c]Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	15,600,000	12,012,000
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	2,610,000

		14,622,000

TRANSPORTATION — 0.02%
MARINE — 0.02%
[c]Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	2,750,000	1,883,750

		1,883,750

TOTAL CONVERTIBLE BONDS (Cost $199,259,466)		209,188,824

WARRANTS — 0.01%
[b]Green Field Energy Services	16,000	1,056,000

TOTAL WARRANTS (Cost $627,343)		1,056,000

MUNICIPAL BONDS — 0.03%
San Bernardino County California, 8.45%, 9/1/2030	2,555,000	2,702,628
Victor New York, 9.20%, 5/1/2014	785,000	813,401

TOTAL MUNICIPAL BONDS (Cost $3,304,954)		3,516,029

U.S. GOVERNMENT AGENCIES — 0.08%
[c]Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,564,211

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,564,211

FOREIGN BONDS — 1.52%
DIVERSIFIED FINANCIALS — 0.39%
CAPITAL MARKETS — 0.06%
Morgan Stanley (AUD), 4.788%, 3/1/2013	4,000,000	4,083,759
Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	2,510,504
CONSUMER FINANCE — 0.27%
[c]Lowell Group Finance plc (GBP), 10.75%, 4/1/2019	12,000,000	19,289,981
[c,e]Cash Store Financial (CAD), 11.50%, 1/31/2017	10,250,000	9,762,394

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.06%
[e]Bank of America Corp. (BRL), 10.00%, 11/19/2014	$6,500,000	$3,596,374
[e]Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	2,766,441

		42,009,453

FOOD & STAPLES RETAILING — 0.02%
FOOD & STAPLES RETAILING — 0.02%
Wesfarmers Ltd. (AUD), 7.11%, 9/11/2014	2,000,000	2,126,689

		2,126,689

FOOD, BEVERAGE & TOBACCO — 0.10%
BEVERAGES — 0.10%
Ambev International Finance Co. Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,400,711
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	10,000,000	5,951,957

		10,352,668

INSURANCE — 0.14%
INSURANCE — 0.14%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	8,761,175
ELM BV (AUD), 5.502%, 12/31/2049	8,000,000	6,401,966

		15,163,141

MATERIALS — 0.07%
CONSTRUCTION MATERIALS — 0.07%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017	6,500,000	8,127,232

		8,127,232

MEDIA — 0.06%
MEDIA — 0.06%
[c]Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,125,420
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	4,299,348

		6,424,768

MISCELLANEOUS — 0.41%
MISCELLANEOUS — 0.41%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	14,549,837
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	29,750,000	19,670,903
New South Wales Treasury Corp. (AUD), 4.051%, 11/20/2020	8,500,000	10,813,696

		45,034,436

SOFTWARE & SERVICES — 0.05%
INTERNET SOFTWARE & SERVICES — 0.05%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	4,000,000	4,921,352

		4,921,352

TELECOMMUNICATION SERVICES — 0.03%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.03%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	3,000,000	3,781,039

		3,781,039

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.08%
AIRLINES — 0.08%
[e]Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	$8,000,000	$9,069,158

		9,069,158

UTILITIES — 0.17%
ELECTRIC UTILITIES — 0.06%
Cia De Ele Do E Da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	7,033,882
MULTI-UTILITIES — 0.11%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	11,492,205

		18,526,087

TOTAL FOREIGN BONDS (Cost $150,218,361)		165,536,023

OTHER SECURITIES — 0.35%
LOAN PARTICIPATIONS — 0.35%
CEMEX Espana SA, 4.50%, 2/14/2014	5,000,000	4,536,100
Lonestar Intermediate Super Holdings, 9.50%, 8/7/2019	3,000,000	3,033,210
[e]Merisant Co. Term Loan B, 7.50%, 1/31/2014	1,947,506	1,859,869
[e]Private Restaurants Properties, Inc., 9.00%, 3/1/2017	15,600,000	15,600,000
Texas Comp Electric Holdings, LLC, 3.743%, 10/10/2014	20,669,860	12,578,023

TOTAL OTHER SECURITIES (Cost $42,721,559)		37,607,202

SHORT TERM INVESTMENTS — 0.11%
Arizona Public Service Co., 0.45%, 4/2/2012	11,700,000	11,699,854

TOTAL SHORT TERM INVESTMENTS (Cost $11,699,854)		11,699,854

TOTAL INVESTMENTS — 98.69% (Cost $10,048,593,612)		$10,719,119,770
OTHER ASSETS LESS LIABILITIES — 1.31%		142,190,612

NET ASSETS — 100.00%		$10,861,310,382

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal March 31, 2012	Market Value March 31, 2012	Investment Income
Apollo Investment Corp.	10,000,000	3,437,000	—	13,437,000	$96,343,290	$5,707,584
Apollo Investment Corp., 5.75%,1/15/2016	5,000,000	5,900,000	—	10,900,000	10,682,000	313,375
Dynex Capital, Inc.	2,860,000	1,702,000	—	4,562,000	43,567,100	2,078,160
Invesco Mortgage Capital, Inc.*	5,414,300	1,585,700	—	7,000,000	123,550,000	8,877,570
KKR Financial Holdings, LLC	11,900,000	100,000	—	12,000,000	110,520,000	5,280,000
KKR Financial Holdings, LLC,
7.0%, 7/15/2012	61,600,000	—	—	61,600,000	62,216,000	1,911,000
KKR Financial Holdings, LLC,
7.5%, 1/15/2017	22,750,000	—	—	22,750,000	32,105,938	853,125
MFA Financial, Inc.	18,000,000	2,000,000	—	20,000,000	149,400,000	14,700,000
Solar Capital Ltd.	3,750,000	—	—	3,750,000	82,762,500	4,500,000

Total non-controlled affiliated issuers – 6.55% of net assets					$711,146,828	$44,220,814

*	Issuer not affiliated at September 30, 2011.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, the aggregate value of these securities in the Fund’s portfolio was $748,829,782, representing 6.89% of the Fund’s net assets.
d	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
e	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.
g	When issued.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $9,319,576,509)	$10,007,972,942
Non-controlled affiliated issuers (cost $729,017,103)	711,146,828
Cash	3,279,498
Cash denominated in foreign currency (cost $16,139,689)	16,157,672
Receivable for investments sold	70,915,366
Receivable for fund shares sold	44,764,377
Unrealized appreciation on forward currency contracts (Note 7)	6,714,940
Dividends receivable	38,177,630
Dividend and interest reclaim receivable	10,067,717
Interest receivable	39,868,120
Prepaid expenses and other assets	242,109

Total Assets	10,949,307,199

LIABILITIES
Payable for investments purchased	41,596,505
Payable for fund shares redeemed	14,105,628
Unrealized depreciation on forward currency contracts (Note 7)	11,991,400
Payable to investment advisor and other affiliates (Note 3)	10,865,376
Accounts payable and accrued expenses	1,866,311
Dividends payable	7,571,597

Total Liabilities	87,996,817

NET ASSETS	$10,861,310,382

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(9,136,451)
Net unrealized appreciation on investments	665,213,486
Accumulated net realized gain (loss)	(917,759,271)
Net capital paid in on shares of beneficial interest	11,122,992,618

$10,861,310,382

32    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,261,876,933 applicable to 174,999,044 shares of beneficial interest outstanding - Note 4)	$18.64
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.52

Class C Shares:
Net asset value and offering price per share* ($3,811,643,654 applicable to 204,504,439 shares of beneficial interest outstanding - Note 4)	$18.64

Class I Shares:
Net asset value, offering and redemption price per share ($3,722,860,005 applicable to 198,364,552 shares of beneficial interest outstanding - Note 4)	$18.77

Class R3 Shares:
Net asset value, offering and redemption price per share ($41,829,562 applicable to 2,244,584 shares of beneficial interest outstanding - Note 4)	$18.64

Class R4 Shares:
Net asset value, offering and redemption price per share ($13,518,553 applicable to 724,043 shares of beneficial interest outstanding - Note 4)	$18.67

Class R5 Shares:
Net asset value, offering and redemption price per share ($9,581,675 applicable to 510,833 shares of beneficial interest outstanding - Note 4)	$18.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $11,548,331)	$210,632,385
Non-controlled affiliated issuers	41,143,314
Interest income (net of premium amortized of $1,396,565)
Non-affiliated issuers	76,597,945
Non-controlled affiliated issuers	3,077,500

Total Income	331,451,144

EXPENSES:
Investment advisory fees (Note 3)	34,355,567
Administration fees (Note 3)
Class A Shares	1,873,694
Class C Shares	2,174,666
Class I Shares	818,815
Class R3 Shares	23,827
Class R4 Shares	7,269
Class R5 Shares	1,666
Distribution and service fees (Note 3)
Class A Shares	3,758,248
Class C Shares	17,464,386
Class R3 Shares	95,573
Class R4 Shares	14,594
Transfer agent fees
Class A Shares	1,188,325
Class C Shares	1,811,075
Class I Shares	1,090,355
Class R3 Shares	27,489
Class R4 Shares	12,928
Class R5 Shares	6,487
Registration and filing fees
Class A Shares	47,420
Class C Shares	26,499
Class I Shares	32,375
Class R3 Shares	9,633
Class R4 Shares	9,692
Class R5 Shares	12,046
Custodian fees (Note 3)	987,443
Professional fees	88,455
Accounting fees	112,195
Trustee fees	127,255
Other expenses	573,636

Total Expenses	66,751,613
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,309,315)
Fees paid indirectly (Note 3)	(238)

Net Expenses	65,442,060

Net Investment Income	$266,009,084

34    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(177,587,378)
Forward currency contracts (Note 7)	93,604,321
Foreign currency transactions	(5,005,320)

(88,988,377)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	911,052,304
Non-controlled affiliated issuers	32,189,822
Forward currency contracts (Note 7)	(93,033,279)
Foreign currency translations	2,729,408

852,938,255

Net Realized and Unrealized Gain	763,949,878

Net Increase in Net Assets Resulting from Operations	$1,029,958,962

See notes to financial statements.

Certified Semi-Annual Report    35

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$266,009,084	$468,555,483
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(88,988,377)	(19,014,722)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	852,938,255	(642,066,221)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,029,958,962	(192,525,460)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(96,708,627)	(156,072,470)
Class C Shares	(100,461,068)	(157,547,088)
Class I Shares	(110,410,689)	(160,430,480)
Class R3 Shares	(1,180,743)	(1,872,389)
Class R4 Shares	(362,371)	(371,383)
Class R5 Shares	(209,431)	(302,648)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	306,052,912	913,176,735
Class C Shares	387,575,338	1,170,437,918
Class I Shares	605,103,158	1,426,933,566
Class R3 Shares	4,195,114	13,878,035
Class R4 Shares	2,505,851	9,181,603
Class R5 Shares	4,680,517	1,448,645

Net Increase in Net Assets	2,030,738,923	2,865,934,584

NET ASSETS:
Beginning of Period	8,830,571,459	5,964,636,875

End of Period	$10,861,310,382	$8,830,571,459

Undistributed net investment income	$—	$34,187,394

*	Unaudited

See notes to financial statements.

36    Certified Semi-Annual Report

NOTE TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or signifi-

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

cant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	000000000000	000000000000	000000000000	000000000000
	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$8,410,310,560	$8,410,310,560	$—	$—
Preferred Stock(a)	374,525,801	293,560,991	80,964,810	—
Asset Backed Securities	51,883,301	—	51,883,301	—
Corporate Bonds	1,445,231,965	—	1,406,058,078	39,173,887
Convertible Bonds	209,188,824	—	209,188,824	—
Warrants	1,056,000	1,056,000	—	—
Municipal Bonds	3,516,029	—	3,516,029	—
U.S. Government Agencies	8,564,211	—	8,564,211	—
Foreign Bonds	165,536,023	—	140,341,656	25,194,367
Other Securities	37,607,202	—	20,147,333	17,459,869
Short Term Investments	11,699,854	—	11,699,854	—

Total Investments in Securities	$10,719,119,770	$8,704,927,551	$1,932,364,096	$81,828,123
Other Financial Instruments**
Forward Currency Contracts	$6,714,940	$—	$6,714,940	$—
Spot Currency	$70,843	$70,843	$—	$—

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	000000000000	000000000000	000000000000	000000000000
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(11,991,400)	$—	$(11,991,400)	$—
Spot Currency	$(96,343)	$(96,343)	$—	$—

(a)	At March 31, 2012, industry classifications for Preferred Stock in Level 2 consist of $39,440,625 in Utilities, $17,376,562 in Telecommunication Services, $10,656,563 in Miscellaneous, $8,107,500 in Banks and $5,383,560 in Diversified Financials.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2012, is as follows:

	Corporate Bonds	Foreign Bonds	Other Securities	Total
Beginning Balance 9/30/2011	$15,244,288	$15,167,391	$2,133,868	$32,545,547
Accrued Discounts (Premiums)	35,840	91,807	18,732	146,379
Net Realized Gain (Loss)	43,293	(1,948,715)	9,988	(1,895,434)
Gross Purchases	12,000,000	11,929,983	15,600,000	39,529,983
Gross Sales	(342,920)	(2,555,213)	(252,358)	(3,150,491)
Change in Unrealized Appreciation (Depreciation)	(7,634,436)	2,509,114	(50,361)	(5,175,683)
Transfers into Level 3(a)	19,827,822	—	—	19,827,822
Transfers out of Level 3(a)	—	—	—	—

Ending Balance 3/31/2012(b)	$39,173,887	$25,194,367	$17,459,869	$81,828,123

(a)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.75% of Total Net Assets at the period ended March 31, 2012.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2012.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends,

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,278,221 for Class C shares, $12,429 for Class R3 shares, $6,823 for Class R4 shares, and $11,842 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $1,000,916 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $255,420 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, fees paid indirectly were $238.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	29,453,392	$534,650,816	66,659,959	$1,269,837,423
Shares issued to shareholders in reinvestment of dividends	4,162,997	75,930,911	6,426,882	118,738,328
Shares repurchased	(16,837,355)	(304,546,381)	(25,120,651)	(475,421,839)
Redemption fees received*	—	17,566	—	22,823

Net increase (decrease)	16,779,034	$306,052,912	47,966,190	$913,176,735

Certified Semi-Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	30,350,455	$551,513,186	75,008,220	$1,434,355,675
Shares issued to shareholders in reinvestment of dividends	4,078,421	74,333,457	6,023,434	111,069,630
Shares repurchased	(13,165,897)	(238,291,739)	(19,855,761)	(375,013,316)
Redemption fees received*	—	20,434	—	25,929

Net increase (decrease)	21,262,979	$387,575,338	61,175,893	$1,170,437,918

Class I Shares
Shares sold	50,389,009	$920,463,437	94,540,995	$1,813,011,672
Shares issued to shareholders in reinvestment of dividends	4,670,348	85,833,473	6,544,281	121,547,620
Shares repurchased	(22,105,703)	(401,213,131)	(26,969,127)	(507,647,985)
Redemption fees received*	—	19,379	—	22,259

Net increase (decrease)	32,953,654	$605,103,158	74,116,149	$1,426,933,566

Class R3 Shares
Shares sold	492,612	$8,942,679	1,105,342	$21,102,445
Shares issued to shareholders in reinvestment of dividends	59,547	1,085,264	90,089	1,663,483
Shares repurchased	(324,640)	(5,833,050)	(465,040)	(8,888,180)
Redemption fees received*	—	221	—	287

Net increase (decrease)	227,519	$4,195,114	730,391	$13,878,035

Class R4 Shares
Shares sold	212,185	$3,888,287	583,010	$11,071,807
Shares issued to shareholders in reinvestment of dividends	13,943	254,838	13,403	245,178
Shares repurchased	(89,023)	(1,637,342)	(115,790)	(2,135,440)
Redemption fees received*	—	68	—	58

Net increase (decrease)	137,105	$2,505,851	480,623	$9,181,603

Class R5 Shares
Shares sold	308,570	$5,627,655	165,122	$3,175,755
Shares issued to shareholders in reinvestment of dividends	9,354	172,721	13,662	255,898
Shares repurchased	(61,417)	(1,119,901)	(107,125)	(1,983,050)
Redemption fees received*	—	42	—	42

Net increase (decrease)	256,507	$4,680,517	71,659	$1,448,645

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

42    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $2,888,491,321 and $1,359,218,475, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$10,048,593,612

Gross unrealized appreciation on a tax basis	$1,174,027,953
Gross unrealized depreciation on a tax basis	(503,501,795)

Net unrealized appreciation (depreciation) on investments (tax basis)	$670,526,158

At March 31, 2012, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2010 of $1,625,459. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$231,480,499
2018	493,662,779

$725,143,278

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

Certified Semi-Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	928,171,400	08/31/2012	1,239,002,460	$6,714,940	$—
Great Britain Pound	Sell	47,961,700	04/11/2012	76,710,820	—	(2,389,849)
Great Britain Pound	Sell	101,806,700	04/11/2012	162,831,497	—	(6,514,944)
Swiss Franc	Sell	32,955,600	04/10/2012	36,510,641	—	(699,068)
Swiss Franc	Sell	129,128,000	04/10/2012	143,057,510	—	(2,387,539)

Total					$6,714,940	$(11,991,400)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$6,714,940

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(11,991,400)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$93,604,321	$93,604,321

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(93,033,279)	$(93,033,279)

44    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    45

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$17.29	0.50	1.44	1.94	(0.59)	—	(0.59)	$18.64	5.55	(d)	1.20	(d)	1.20	(d)	1.20	(d)	11.30	14.17	$3,261,877
2011(c)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010 (c)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(c)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(c)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(c)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
Class C Shares
2012(b)	$17.29	0.44	1.44	1.88	(0.53)	—	(0.53)	$18.64	4.85	(d)	1.90	(d)	1.90	(d)	1.97	(d)	10.94	14.17	$3,811,644
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
Class I Shares
2012(b)	$17.40	0.54	1.45	1.99	(0.62)	—	(0.62)	$18.77	5.91	(d)	0.86	(d)	0.86	(d)	0.86	(d)	11.54	14.17	$3,722,860
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
Class R3 Shares
2012(b)	$17.28	0.48	1.44	1.92	(0.56)	—	(0.56)	$18.64	5.27	(d)	1.49	(d)	1.49	(d)	1.56	(d)	11.21	14.17	$41,829
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
Class R4 Shares
2012(b)	$17.31	0.49	1.44	1.93	(0.57)	—	(0.57)	$18.67	5.36	(d)	1.39	(d)	1.39	(d)	1.50	(d)	11.25	14.17	$13,518
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(e)	10.83	63.05	$48
2008(f)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(d)	1.40	(d)	1.40	(d)	16.97	(d)(e)	(17.79)	46.07	$251
Class R5 Shares
2012(b)	$17.40	0.52	1.45	1.97	(0.61)	—	(0.61)	$18.76	5.66	(d)	0.99	(d)	0.99	(d)	1.35	(d)	11.41	14.17	$9,582
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(e)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(e)	(22.27)	46.07	$221
2007(g)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(d)	0.99	(d)	0.98	(d)	278.77	(d)(e)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2008.
(g)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

46 Certified Semi-Annual Report	Certified Semi-Annual Report 47

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,113.00	$6.32
Hypothetical*	$1,000.00	$1,019.01	$6.04
Class C Shares
Actual	$1,000.00	$1,109.40	$10.02
Hypothetical*	$1,000.00	$1,015.50	$9.57
Class I Shares
Actual	$1,000.00	$1,115.40	$4.54
Hypothetical*	$1,000.00	$1,020.71	$4.33
Class R3 Shares
Actual	$1,000.00	$1,112.10	$7.89
Hypothetical*	$1,000.00	$1,017.53	$7.54
Class R4 Shares
Actual	$1,000.00	$1,112.50	$7.32
Hypothetical*	$1,000.00	$1,018.07	$7.00
Class R5 Shares
Actual	$1,000.00	$1,114.10	$5.23
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.20%; C: 1.90%; I: 0.86%; R3: 1.49%; R4: 1.39%; R5: 0.99% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	-3.20%	3.12%	10.48%
C Shares (Incep: 12/24/02)	-0.29%	3.41%	10.41%
I Shares (Incep: 11/3/03)	1.72%	4.42%	9.76%
R3 Shares (Incep: 2/1/05)	1.06%	3.83%	7.61%
R4 Shares (Incep: 2/1/08)	1.18%	—	3.04%
R5 Shares (Incep: 2/1/07)	1.54%	4.34%	4.67%
Blended Index (Since 12/24/02)	2.64%	1.41%	7.30%
S&P 500 Index (Since 12/24/02)	8.54%	2.01%	7.18%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    49

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

50    Certified Semi-Annual Report

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

52    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1075

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

Informational Brochure and
Semi-Annual Report – March 31, 2012
Includes All Share Classes

Thornburg Global Opportunities Fund
5th Anniversary

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go **paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Important Information

The information presented on the following pages was current as of March 31, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

G-10 Countries – A group of 10 major industrialized countries whose mission is to create a more stable world economic trading environment through coordinated monetary and fiscal policies. The 10 are Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the United Kingdom, and the United States.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg Global Opportunities Fund

PORTFOLIO MANAGERS

W. Vinson Walden, CFA, and Brian McMahon

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to invest in promising companies that we feel are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/12

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	-2.01%	26.99%	2.15%	7.52%
With sales charge	-6.40%	25.07%	1.22%	6.65%
MSCI AC World Index
(Since: 7/28/06)	-0.73%	20.75%	-0.19%	2.46%

4    This page is not part of the Semi-Annual Report.

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 70% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 149 stocks (as of 3/31/12).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with what we view as attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and can be effective over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/12

Top Contributors	Top Detractors
Bank of America Corp.	Liechtensteinische Landesbank AG
Swiss Re	Hewlett-Packard Co.
Microsoft Corp.	Carphone Warehouse Group plc
Oshkosh Corp.	Global Crossing
Google, Inc.	Sterling Financial Corp.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/12

Portfolio P/E Trailing 12-months*	13.5x

Portfolio Price to Cash Flow*	5.2x

Portfolio Price to Book Value*	1.4x

Median Market Cap*	$6.2 B

5-Year Beta (A Shares vs. MSCI AC World)*	1.14

Number of Holdings	35

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/12

PORTFOLIO COMPOSITION

As of 3/31/12

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Thornburg Global Opportunities Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 18, 2012

Dear Fellow Shareholders:

This letter will highlight the results of the Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2012. In addition, we will comment on the overall investment landscape.

In the six months ended March 31, 2012, Thornburg Global Opportunities Fund net asset value (NAV) per Class A share increased 18.9% from $13.15 to $15.63. Your Fund also paid dividends of 21 cents per share to give a total return for the period of 20.6%. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, Class R3, and Class R4 shares, to account for varying class-specific expenses.

For the six-month period, Thornburg Global Opportunities Fund outperformed the MSCI AC World Index by approximately 0.69%. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 5.06% and by a total cumulative margin of 36.07% (A shares without sales charge). Additional performance data for various measurement periods is included on page 31 of in this semi-annual report.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

We do not expect to distribute any capital gain for 2012. At March 31, 2012, Thornburg Global Opportunities Fund had realized capital losses of approximately $170 million, which may be carried forward to offset future capital gains. This carryforward is material relative to the Fund’s total assets at March 31, 2012 of $345 million.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI AC World Index over the six months ended March 31, 2012, because this is our global performance benchmark:

1.	All 10 sectors showed positive total returns, with a range of 5.6% (utilities) to more than 28% (information technology).

2.	Aside from information technology, the strongest contributors to index appreciation were firms in the consumer discretionary, industrial, financial, and energy sectors.

Relative to the index weightings, Global Opportunities Fund had large investments in financial, consumer discretionary, and telecommunications industry firms, and no investments in the generally sluggish utilities sector. The top contributors to your portfolio’s performance were a diverse group, including some holdings that were among the worst performers in earlier periods. For these, depressed valuations and low expectations were recognized by the market, and our long-term investment view was rewarded.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Investments in the telecommunications sector were the most significant factor powering the Fund’s performance relative to its benchmark. Our telecommunications holdings appreciated more than 25% versus less than 7% appreciation for this sector in the MSCI AC World Index during the period under review. The specific investments underpinning this result were Cable & Wireless Worldwide; long-time holding Level 3 Communications; Australian telecom leader Telstra; and Dutch cable operator Ziggo. As we expected when we made the investment, Cable & Wireless attracted takeover interest, including a formal bid from the U.K.’s Vodafone Group (subsequent to March 31, 2012).

Among our financial sector holdings, Bank of America, reinsurer Swiss Re, Fifth Third Bank convertible preferred stock, and KKR Financial were each strong performers during the period. For the most part, these businesses are recovery stories as their slow climb out of the global financial crisis grinds forward. Long-time holding Liechtensteinische Landesbank turned in a disappointing performance, especially in light of rallying global markets.

Our holdings in the consumer discretionary sector lagged the performance turned in by the index, mostly due to a price decline from Carphone Warehouse in the U.K. In late 2011, Carphone Warehouse divested its U.S. assets at a value below our expectations. In contrast, Brazil’s Cyrela Realty and Hong Kong media firm TV Broadcasts Ltd. both contributed a solid positive result to the period.

Among the Fund’s holdings in the industrials sector, railcar and barge manufacturer Trinity Industries, truck manufacturer Oshkosh Corp., and Australian mining services firm Mineral Resources Ltd. each delivered significant price appreciation.

Other Fund holdings that made strong contributions to performance included oil services firm Ensco, software giant Microsoft, and satellite communications firm EchoStar Corp. The share prices of technology giant Hewlett-Packard, drugstore operator Walgreens, business development company Apollo Investment, and insurance broker Willis Group each failed to keep up with their respective sector performances during the period.

Expectations for gross domestic product (GDP) and corporate earnings have stabilized, but not improved, in most markets around the world between October 1, 2011 and March 31, 2012. Greece, Ireland, Portugal, and Spain get much of the publicity on macroeconomic matters, since each suffers from economic contraction even as interest burdens on these states compound. The debt securities issued by these countries (and held by European banks) are significant enough to threaten the strength of certain institutions, if material debt restructurings are carried out. Widespread initiatives to reduce government fiscal deficits by a variety of G-10 countries may also constrain near-term growth, particularly if accompanied by tightening monetary conditions. But the fact that the European Central Bank implemented a large scale program to finance bank holdings of European government bonds for three years at a 1% interest rate (known as Long Term Refinancing Operations, or “LTRO”) was helpful in easing monetary conditions during the period under review, a factor that undoubtedly helped equity markets worldwide.

As we manage the Thornburg Global Opportunities Fund, we are conscious of the macroeconomic issues that grab headlines each week. On the other hand, less publicity is given to large emerging economies that would appear to have room to increase private borrowing, government borrowing, or both. Aggregate demand in these countries is expanding.

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In this election year, U.S. economic indicators have been generally positive, though there are concerns that fiscal conditions will tighten in 2013 and beyond.

Summary data from around the world indicate that most corporate balance sheet metrics outside the United States have improved in the last two years, even as declining price/earnings ratios show that investor desire to own equities is muted. In brief, firm values are below recent historical averages and overall sales and earnings results are coming in reasonably well.

At March 31, 2012, domestic stocks and cash equivalents comprised approximately 48% of your portfolio; foreign stocks around 52%. The weighted average price/earnings multiple of the 35 stocks in your portfolio was 12.2x on an estimated forward basis, using 2012 estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiple of the MSCI AC World Index was approximately 12.3x, again using 2012 estimates provided by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 10 of this report.

We remind readers that the Thornburg Global Opportunities Fund portfolio, which generally includes between 30 and 40 stocks, is very concentrated relative to the MSCI AC World Index, which includes more than 2,000 stocks. We believe that our focus on a relatively small group of stocks can help us outperform the broader index over time. The returns to date are encouraging, even though the Global Opportunities Fund does not beat the index over many shorter measurement periods.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

Google, Inc.	4.8%	Level 3 Communications, Inc.	3.9%
BRF-Brasil Foods SA	4.5%	SPDR Gold Trust	3.8%
Swiss Re	4.3%	Oshkosh Corp.	3.7%
Bank of America Corp.	4.0%	InterXion Holding NV	3.7%
KKR Financial Holdings LLC	3.9%	Microsoft Corp.	3.6%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Diversified Financials	16.3%	Transportation	3.1%
Software & Services	12.0%	Commercial & Professional Services	3.1%
Telecommunication Services	9.2%	Pharmaceuticals, Biotechnology & Life Sciences	2.9%
Energy	8.7%	Automobiles & Components	2.6%
Capital Goods	7.0%	Banks	2.6%
Insurance	5.6%	Food & Staples Retailing	1.0%
Media	5.1%	Other Non-Classified Securities:
Food, Beverage & Tobacco	4.5%	Exchange-Traded Funds	3.8%
Technology Hardware & Equipment	4.0%	Other Assets & Cash Equivalents	5.2%
Consumer Durables & Apparel	3.3%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12 (percent of equity holdings)

United States	44.9%	Netherlands	4.4%
Switzerland	10.7%	Ireland	3.5%
Brazil	8.2%	China	3.3%
United Kingdom	7.8%	Germany	3.2%
Australia	5.7%	Hong Kong	2.2%
Canada	4.9%	Israel	1.2%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 89.99%
AUTOMOBILES & COMPONENTS — 2.63%
AUTO COMPONENTS — 2.63%
[a]Delphi Automotive plc	286,800	$9,062,880

		9,062,880

BANKS — 1.57%
COMMERCIAL BANKS — 1.57%
Liechtensteinische Landesbank AG	132,178	5,417,731

		5,417,731

CAPITAL GOODS — 6.98%
MACHINERY — 3.71% [a]Oshkosh Corp.	551,600	12,780,572
TRADING COMPANIES & DISTRIBUTORS — 3.27%
Fly Leasing Ltd. ADR	925,113	11,295,630

		24,076,202

COMMERCIAL & PROFESSIONAL SERVICES — 3.07%
COMMERCIAL SERVICES & SUPPLIES — 3.07%
Mineral Resources Ltd.	846,100	10,604,833

		10,604,833

CONSUMER DURABLES & APPAREL — 3.33%
HOUSEHOLD DURABLES — 3.33%
Cyrela Brazil Realty S.A.	1,296,300	11,468,539

		11,468,539

DIVERSIFIED FINANCIALS — 16.34%
CAPITAL MARKETS — 5.05%
Apollo Investment Corp.	1,200,200	8,605,434
[a]UBS AG	629,046	8,815,146
CONSUMER FINANCE — 3.42%
Capital One Financial Corp.	211,600	11,794,584
DIVERSIFIED FINANCIAL SERVICES — 7.87%
Bank of America Corp.	1,442,300	13,802,811
KKR Financial Holdings LLC	1,449,650	13,351,276

		56,369,251

ENERGY — 8.66%
ENERGY EQUIPMENT & SERVICES — 6.37%
Ensco plc ADR	61,525	3,256,518
Ensign Energy Services, Inc.	538,400	8,048,067
Transocean Ltd.	194,900	10,661,030
OIL, GAS & CONSUMABLE FUELS — 2.29%
[a]Bankers Petroleum Ltd.	1,909,400	7,886,839

		29,852,454

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 1.02%
FOOD & STAPLES RETAILING — 1.02%
Walgreen Co.	104,800	$3,509,752

		3,509,752

FOOD, BEVERAGE & TOBACCO — 4.48%
FOOD PRODUCTS — 4.48%
BRF-Brasil Foods SA	783,400	15,449,560

		15,449,560

INSURANCE — 5.57%
INSURANCE — 5.57%
Swiss Re	230,750	14,736,609
Willis Group Holdings plc	128,309	4,488,249

		19,224,858

MEDIA — 5.13%
MEDIA — 5.13%
[a]Kabel Deutschland Holding AG	167,600	10,351,585
Television Broadcasts Ltd.	1,088,745	7,325,550

		17,677,135

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.93%
PHARMACEUTICALS — 2.93%
Roche Holding AG	35,300	6,143,381
Teva Pharmaceutical Industries Ltd. ADR	88,030	3,966,632

		10,110,013

SOFTWARE & SERVICES — 12.03%
INFORMATION TECHNOLOGY SERVICES — 3.65%
[a]InterXion Holding NV	701,400	12,590,130
INTERNET SOFTWARE & SERVICES — 4.83%
[a]Google, Inc.	25,955	16,643,384
SOFTWARE — 3.55%
Microsoft Corp.	380,000	12,255,000

		41,488,514

TECHNOLOGY HARDWARE & EQUIPMENT — 3.95%
COMMUNICATIONS EQUIPMENT — 2.94%
[a]EchoStar Corp.	360,604	10,147,397
COMPUTERS & PERIPHERALS — 1.01%
Hewlett-Packard Co.	146,500	3,491,095

		13,638,492

TELECOMMUNICATION SERVICES — 9.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.19%
Cable & Wireless Worldwide plc	16,026,400	8,715,642
[a]Level 3 Communications, Inc.	516,926	13,300,506

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
Telstra Corp. Ltd.	2,311,263	$7,876,659
[a]Ziggo N.V.	57,264	1,786,364

		31,679,171

TRANSPORTATION — 3.11%
TRANSPORTATION INFRASTRUCTURE — 3.11%
China Merchants Holdings International Co. Ltd.	3,210,400	10,728,137

		10,728,137

TOTAL COMMON STOCK (Cost $285,938,369)		310,357,522

PREFERRED STOCK — 0.99%
BANKS — 0.99%
COMMERCIAL BANKS — 0.99%
Fifth Third Bancorp Pfd, 8.50%	24,000	3,408,000

TOTAL PREFERRED STOCK (Cost $558,311)		3,408,000

EXCHANGE-TRADED FUNDS — 3.79%
[a]SPDR Gold Trust	80,700	13,084,698

TOTAL EXCHANGE-TRADED FUNDS (Cost $13,094,593)		13,084,698

SHORT TERM INVESTMENTS — 4.23%
Arizona Public Service Co., 0.45%, 4/2/2012	$14,600,000	14,599,817

TOTAL SHORT TERM INVESTMENTS (Cost $14,599,817)		14,599,817

TOTAL INVESTMENTS — 99.00% (Cost $314,191,090)		$341,450,037
OTHER ASSETS LESS LIABILITIES — 1.00%		3,447,318

NET ASSETS — 100.00%		$344,897,355

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $314,191,090) (Note 2)	$341,450,037
Cash	70,227
Receivable for investments sold	4,053,640
Receivable for fund shares sold	489,557
Unrealized appreciation on forward currency contracts (Note 7)	219,654
Dividends receivable	462,421
Dividend and interest reclaim receivable	106,991
Prepaid expenses and other assets	52,414

Total Assets	346,904,941

LIABILITIES
Payable for investments purchased	564,056
Payable for fund shares redeemed	321,202
Unrealized depreciation on forward currency contracts (Note 7)	697,468
Payable to investment advisor and other affiliates (Note 3)	338,573
Accounts payable and accrued expenses	83,897
Dividends payable	2,390

Total Liabilities	2,007,586

NET ASSETS	$344,897,355

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(6,043,613)
Net unrealized appreciation on investments	26,778,341
Accumulated net realized gain (loss)	(178,725,563)
Net capital paid in on shares of beneficial interest	502,888,190

$344,897,355

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($81,958,749 applicable to 5,242,811 shares of beneficial interest outstanding - Note 4)	$15.63
Maximum sales charge, 4.50% of offering price	0.74

Maximum offering price per share	$16.37

Class C Shares:
Net asset value and offering price per share* ($81,557,495 applicable to 5,290,375 shares of beneficial interest outstanding - Note 4)	$15.42

Class I Shares:
Net asset value, offering and redemption price per share ($141,144,457 applicable to 8,998,748 shares of beneficial interest outstanding - Note 4)	$15.68

Class R3 Shares:
Net asset value, offering and redemption price per share ($123,061 applicable to 7,903 shares of beneficial interest outstanding - Note 4)	$15.57

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,138,160 applicable to 73,172 shares of beneficial interest outstanding - Note 4)	$15.55

Class R5 Shares:
Net asset value, offering and redemption price per share ($38,975,433 applicable to 2,483,172 shares of beneficial interest outstanding - Note 4)	$15.70

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $89,441)	$3,664,247
Interest income	18,386

Total Income	3,682,633

EXPENSES:
Investment advisory fees (Note 3)	1,415,548
Administration fees (Note 3)
Class A Shares	49,673
Class C Shares	48,514
Class I Shares	32,267
Class R3 Shares	67
Class R4 Shares	625
Class R5 Shares	9,069
Distribution and service fees (Note 3)
Class A Shares	99,317
Class C Shares	388,319
Class R3 Shares	269
Class R4 Shares	1,252
Transfer agent fees
Class A Shares	54,436
Class C Shares	65,286
Class I Shares	96,128
Class R3 Shares	857
Class R4 Shares	1,765
Class R5 Shares	12,600
Registration and filing fees
Class A Shares	9,902
Class C Shares	9,883
Class I Shares	11,234
Class R3 Shares	9,178
Class R4 Shares	9,275
Class R5 Shares	9,226
Custodian fees (Note 3)	75,940
Professional fees	26,597
Accounting fees	5,099
Trustee fees	4,336
Other expenses	31,035

Total Expenses	2,477,697
Less:
Expenses reimbursed by investment advisor (Note 3)	(169,304)

Net Expenses	2,308,393

Net Investment Income	$1,374,240

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$9,168,966
Forward currency contracts (Note 7)	140,294
Foreign currency transactions	(937,239)

8,372,021

Net change in unrealized appreciation (depreciation) on:
Investments	49,171,663
Forward currency contracts (Note 7)	88,839
Foreign currency translations	840,972

50,101,474

Net Realized and Unrealized Gain	58,473,495

Net Increase in Net Assets Resulting from Operations	$59,847,735

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,374,240	$4,355,687
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	8,372,021	24,791,686
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	50,101,474	(45,345,971)

Net Increase (Decrease) in Net Assets Resulting from Operations	59,847,735	(16,198,598)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,106,124)	(1,157,718)
Class C Shares	(819,102)	(645,237)
Class I Shares	(2,138,758)	(2,212,943)
Class R3 Shares	(1,619)	(2,094)
Class R4 Shares	(14,589)	(16,535)
Class R5 Shares	(604,925)	(374,849)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(5,216,297)	(16,331,866)
Class C Shares	(2,308,901)	(7,627,935)
Class I Shares	3,359,166	(7,493,930)
Class R3 Shares	30,904	(86,609)
Class R4 Shares	66,754	(468,511)
Class R5 Shares	586,854	20,998,920

Net Increase (Decrease) in Net Assets	51,681,098	(31,617,905)

NET ASSETS:
Beginning of Period	293,216,257	324,834,162

End of Period	$344,897,355	$293,216,257

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$310,357,522	$310,357,522	$—	$—
Preferred Stock	3,408,000	3,408,000	—	—
Exchange Traded Funds	13,084,698	13,084,698	—	—
Short Term Investments	14,599,817	—	14,599,817	—

Total Investments in Securities	$341,450,037	$326,850,220	$14,599,817	$—
Other Financial Instruments**
Forward Currency Contracts	$219,654	$—	$219,654	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(697,468)	$—	$(697,468)	$—
Spot Currency	$(9,637)	$(9,637)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $122,426 for Class I shares, $10,083 for Class R3 shares, $10,732 for Class R4 shares, and $26,063 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $6,753 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,222 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	626,228	$9,078,295	1,213,749	$19,050,548
Shares issued to shareholders in reinvestment of dividends	70,808	989,188	65,489	1,009,001
Shares repurchased	(1,044,806)	(15,283,763)	(2,337,595)	(36,392,274)
Redemption fees received*	—	(17)	—	859

Net increase (decrease)	(347,770)	$(5,216,297)	(1,058,357)	$(16,331,866)

Class C Shares
Shares sold	384,113	$5,511,204	484,330	$7,505,708
Shares issued to shareholders in reinvestment of dividends	48,742	672,643	35,338	530,417
Shares repurchased	(586,699)	(8,492,733)	(1,015,605)	(15,664,857)
Redemption fees received*	—	(15)	—	797

Net increase (decrease)	(153,844)	$(2,308,901)	(495,937)	$(7,627,935)

Class I Shares
Shares sold	1,190,096	$17,628,111	2,881,752	$45,325,074
Shares issued to shareholders in reinvestment of dividends	138,782	1,942,947	128,855	2,006,584
Shares repurchased	(1,103,721)	(16,211,870)	(3,651,130)	(54,826,948)
Redemption fees received*	—	(22)	—	1,360

Net increase (decrease)	225,157	$3,359,166	(640,523)	$(7,493,930)

Class R3 Shares
Shares sold	3,487	$51,208	6,732	$109,304
Shares issued to shareholders in reinvestment of dividends	103	1,439	129	1,980
Shares repurchased	(1,415)	(21,743)	(12,006)	(197,894)
Redemption fees received*	—	—	—	1

Net increase (decrease)	2,175	$30,904	(5,145)	$(86,609)

Class R4 Shares
Shares sold	12,001	$177,421	21,139	$330,995
Shares issued to shareholders in reinvestment of dividends	1,049	14,589	1,080	16,534
Shares repurchased	(8,612)	(125,256)	(50,230)	(816,051)
Redemption fees received*	—	—	—	11

Net increase (decrease)	4,438	$66,754	(28,011)	$(468,511)

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	80,311	$1,154,579	1,372,588	$22,550,663
Shares issued to shareholders in reinvestment of dividends	42,912	601,202	23,791	374,849
Shares repurchased	(78,918)	(1,168,921)	(125,826)	(1,926,900)
Redemption fees received*	—	(6)	—	308

Net increase (decrease)	44,305	$586,854	1,270,553	$20,998,920

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $117,639,991 and $125,209,958, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$314,914,856

Gross unrealized appreciation on a tax basis	$48,816,059
Gross unrealized depreciation on a tax basis	(22,280,878)

Net unrealized appreciation (depreciation) on investments (tax basis)	$26,535,181

At March 31, 2012, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2010 of $325,997. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At March 31, 2012, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$41,960,421
2018	140,739,212

$182,699,633

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2012 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the six months ended March 31, 2012.

The following table displays the outstanding forward currency contracts at March 31, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Buy	1,703,400	08/08/2012	2,273,495	$45,499	$—
Euro	Sell	6,983,500	08/08/2012	9,320,741	835	—
Euro	Buy	2,807,500	08/08/2012	3,747,115	—	(2,582)
Euro	Sell	4,186,300	08/08/2012	5,587,373	—	(69,997)
Euro	Sell	9,897,200	08/08/2012	13,209,599	—	(275,938)
Great Britain Pound	Buy	1,737,600	06/18/2012	2,777,880	90,872	—
Great Britain Pound	Buy	1,207,900	06/18/2012	1,931,055	82,448	—
Great Britain Pound	Sell	791,600	06/18/2012	1,265,521	—	(17,366)
Great Britain Pound	Sell	568,300	06/18/2012	908,534	—	(24,094)
Great Britain Pound	Sell	5,012,700	06/18/2012	8,013,741	—	(278,995)
Swiss Franc	Sell	5,019,200	04/05/2012	5,560,331	—	(28,496)

Total					$219,654	$(697,468)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2012

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$219,654

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(697,468)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2012 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$140,294	$140,294

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$88,839	$88,839

OTHER NOTES:

Risks: The Fund’s investments subject the Fund to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$13.15	0.06		2.63	2.69	(0.21)	—	(0.21)	$15.63	0.77	(d)	1.50	(d)	1.50	(d)	1.50	(d)	20.60	38.53	$81,959
2011(c)	$13.98	0.18		(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(c)	$13.10	0.18		0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(c)	$13.38	0.29		0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(c)	$20.06	0.30		(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
2007(c)	$12.86	0.07		7.29	7.36	— (e)	(0.16)	(0.16)	$20.06	0.41		1.51		1.50		1.55		57.75	91.02	$262,475
Class C Shares
2012(b)	$12.98	—	(f)	2.59	2.59	(0.15)	—	(0.15)	$15.42	(0.01	)(d)	2.28	(d)	2.28	(d)	2.28	(d)	20.11	38.53	$81,558
2011	$13.83	0.06		(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,644
2010	$12.96	0.07		0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23		0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17		(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
2007	$12.84	(0.06)		7.25	7.19	—	(0.16)	(0.16)	$19.87	(0.34)		2.28		2.28		2.33		56.48	91.02	$107,298
Class I Shares
2012(b)	$13.20	0.09		2.64	2.73	(0.25)	—	(0.25)	$15.68	1.29	(d)	0.99	(d)	0.99	(d)	1.18	(d)	20.89	38.53	$141,144
2011	$14.01	0.26		(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24		0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37		(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40		(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
2007	$12.87	0.17		7.29	7.46	(0.01)	(0.16)	(0.17)	$20.16	0.97		1.00		0.99		1.20		58.51	91.02	$108,461
Class R3 Shares
2012(b)	$13.11	0.06		2.61	2.67	(0.21)	—	(0.21)	$15.57	0.86	(d)	1.50	(d)	1.50	(d)	20.28	(d)(g)	20.58	38.53	$123
2011	$13.93	0.18		(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(g)	(4.77)	70.33	$75
2010	$13.08	0.17		0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(g)	7.97	66.27	$151
2009	$13.37	0.26		0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(g)	3.61	103.02	$20
2008(h)	$17.91	0.29		(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(d)	1.49	(d)	1.49	(d)	67.47	(d)(g)	(24.78)	83.70	$35
Class R4 Shares
2012(b)	$13.09	0.06		2.62	2.68	(0.22)	—	(0.22)	$15.55	0.88	(d)	1.40	(d)	1.40	(d)	3.54	(d)	20.64	38.53	$1,138
2011	$13.90	0.19		(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40		1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19		0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40		(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(g)	3.73	103.02	$1,244
2008(h)	$17.91	0.28		(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(d)	1.41	(d)	1.40	(d)	864.00	(d)(g)	(24.74)	83.70	$3
Class R5 Shares
2012(b)	$13.21	0.10		2.64	2.74	(0.25)	—	(0.25)	$15.70	1.30	(d)	0.99	(d)	0.99	(d)	1.13	(d)	20.95	38.53	$38,975
2011	$14.02	0.29		(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34		0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53		(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(g)	4.25	103.02	$86
2008(h)	$17.98	0.33		(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(d)	0.92	(d)	0.92	(d)	850.59	(d)(g)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment loss was less than (0.01) per share.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,206.00	$8.27
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class C Shares
Actual	$1,000.00	$1,201.10	$12.56
Hypothetical*	$1,000.00	$1,013.59	$11.49
Class I Shares
Actual	$1,000.00	$1,208.90	$5.47
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,205.80	$8.28
Hypothetical*	$1,000.00	$1,017.49	$7.57
Class R4 Shares
Actual	$1,000.00	$1,206.40	$7.72
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,209.50	$5.47
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.28%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global Opportunities Fund versus MSCI AC World Index (July 28, 2006 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)	-6.40%	25.07%	1.22%	6.65%
C Shares (Incep: 7/28/06)	-3.65%	25.99%	1.37%	6.69%
I Shares (Incep: 7/28/06)	-1.53%	27.59%	2.66%	8.06%
R3 Shares (Incep: 2/1/08)	-1.98%	26.95%	—	-0.82%
R4 Shares (Incep: 2/1/08)	-1.88%	27.02%	—	-0.74%
R5 Shares (Incep: 2/1/08)	-1.46%	27.61%	—	-0.29%
MSCI AC World Index (Since: 7/28/06)	-0.73%	20.75%	-0.19%	2.46%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

34    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $83 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200 TH1411	You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2012. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (India and Indonesia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Debt-to-Capital Ratio (debt-to-cap) – A measurement of a company’s financial leverage, calculated as the company’s debt divided by its total capital.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Developing World Fund

March 31, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Semi-Annual Report

Letter to Shareholders

Lewis Kaufman, CFA

Portfolio Manager

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.89%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 1.83%.

April 18, 2012

Dear Fellow Shareholder:

We are pleased to present the third semi-annual report for the Thornburg Developing World Fund for the period ended March 31, 2012. The Class A shares of the Thornburg Developing World Fund produced a total return of 24.24% at net asset value (NAV) for the six-month period ended March 31, 2012, compared to 19.13% for the MSCI Emerging Markets Index. Since inception of December 16, 2009, the Class A shares of the Thornburg Developing World Fund produced a cumulative total return of 30.21% at NAV, compared to 12.50% for the MSCI Emerging Markets Index.

The six-month period ended March 31, 2012 began at the depths of the European sovereign debt crisis, with most major equity market gauges bottoming just days later. Since then, policy visibility in the European Union has improved, the U.S. has showed surprising signs of economic resilience, a “hard landing” scenario in China has become less likely, and emerging market central banks have introduced more accommodative monetary policy. To put the change in market sentiment in perspective, emerging markets equity prices increased nearly 30% from their early October 2011 lows. Reflecting this dynamic, the median forward P/E multiple for the Developing World Fund increased from 15.6x at September 30, 2011 to 17.4x as of March 31, 2012.

While markets have ebbed and flowed, we have remained consistent in our approach. We remarked recently that perfect foresight in the fall of 2011 into future policy inertia would have led to suboptimal investment decisions. We instead have focused on creating a portfolio with the potential to outperform in up markets while not impairing capital permanently in down markets — consistent with our primary goal of long-term capital appreciation. This focus is very much visible in the Fund’s monthly performance profile. In the 27 complete months since the Fund’s inception, the MSCI Emerging Markets Index increased twelve times by an average of 6.56%, compared with 6.78% for the Developing World Fund — outperformance of approximately 0.22% per month. Perhaps more significantly, in the fifteen down months since Fund inception, the MSCI Emerging Markets Index declined by an average of 4.18% per month, versus a decline of 3.33% for the Developing World Fund — outperformance of approximately 0.85% per month. We believe our commitment to financially sound, free cash flow generative companies and our aversion to business models predicated on leverage have helped us create the broader portfolio characteristic described above. Notably, of our top five contributors to performance since inception (New Oriental Education, MercadoLibre, Mayora Indah, Cia Hering, and Truworths International), four have cash balances that exceed aggregate debt maturities.

Equally important in creating an emerging markets portfolio with attractive risk-adjusted characteristics is recognition that the Fund offers exposure to both equities and currencies. In some cases, currency exposure may be desirable. For example, countries including Indonesia, the Philippines, Peru, Colombia, and China generally have either current account surpluses influenced by

Certified Semi-Annual Report    5

Letter to Shareholders,

Continued

trade balances and remittances, or attractive backdrops for foreign investment and new capital formation. For countries that do not have one or more of these attributes such as India and Turkey, real or perceived external vulnerability to capital outflows is higher, foreign currency reserves are periodically under pressure, and currency volatility in USD terms more likely. Rather than absorb the costs associated with hedging less desirable currencies or the volatility associated with outsized unhedged exposure to them, we have instead focused our investments in countries with more favorable currency dynamics. For example, Indonesia and the Philippines represented over 15% of the Developing World Fund as of March 31, 2012, versus approximately 3% representation in the MSCI Emerging Markets Index. In this way, we are able to complement our focus on financially sound, free cash flow generative companies with a currency profile intended to enhance the Fund’s risk-adjusted characteristics.

Looking forward, while emerging markets have recovered from recent lows, risks abound. In Europe, sovereign funding needs are significant and we may experience continued investor angst as refinancing deadlines materialize. Moreover, 2012 is an election year in France, and momentum for the Socialist Party may cloud the broader European reform agenda. China also faces a political transition in 2012, and while this process should provide ample motivation to policy makers, economic growth could disappoint. Perhaps most ominously, confrontation with Iran and higher oil prices remain distinct possibilities, at a time when many emerging markets countries continue to pursue energy price subsidies. It is our hope that our focus on financially sound, free cash flow generative companies will allow us to protect capital in difficult market environments while providing ample upside participation in better times.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/12

Baidu, Inc. ADR	3.2%	Trinity Ltd.	2.8%
Mayora Indah	3.2%	Hengdeli Holdings Ltd.	2.8%
Puregold Price Club, Inc.	3.0%	Sberbank of Russia	2.7%
Totvs SA	2.9%	Potash Corp. of Saskatchewan, Inc.	2.6%
Yandex NV	2.8%	O’Key Group S.A.	2.5%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/12

Software & Services	17.1%	Health Care Equipment & Services	4.0%
Banks	12.6%	Consumer Durables & Apparel	2.8%
Food & Staples Retailing	12.3%	Transportation	2.3%
Materials	8.4%	Diversified Financials	1.7%
Energy	8.3%	Commercial & Professional Services	1.4%
Retailing	7.5%	Capital Goods	0.9%
Consumer Services	6.1%	Media	0.6%
Household & Personal Products	6.0%	Other Assets & Cash Equivalents	3.3%
Food, Beverage & Tobacco	4.7%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/12 (percent of equity holdings)

China	13.5%	Canada	4.6%
Brazil	12.5%	Peru	2.5%
Indonesia	10.5%	South Africa	2.4%
Russia	9.5%	Turkey	2.4%
Hong Kong	8.5%	Colombia	2.2%
India	7.2%	Mexico	2.1%
United States	6.5%	Chile	1.9%
Philippines	5.4%	Taiwan	1.6%
Argentina	5.2%	Thailand	1.5%

Certified Semi-Annual Report    7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 96.71%

BANKS — 12.65%
COMMERCIAL BANKS — 12.65%
Banco Macro SA ADR	56,220	$1,102,474
Banco Santander Chile ADR	18,135	1,561,242
Credicorp Ltd.	15,507	2,044,133
PT Bank Mandiri	2,421,000	1,813,632
Sberbank of Russia	704,600	2,275,858
Security Bank Corp.	573,000	1,908,443

		10,705,782

CAPITAL GOODS — 0.86%
MACHINERY — 0.86%
Turk Traktor Ve Ziraat Makineleri AS	35,574	726,530

		726,530

COMMERCIAL & PROFESSIONAL SERVICES — 1.41%
COMMERCIAL SERVICES & SUPPLIES — 1.41%
Multiplus SA	57,900	1,192,605

		1,192,605

CONSUMER DURABLES & APPAREL — 2.80%
TEXTILES, APPAREL & LUXURY GOODS — 2.80%
Trinity Ltd.	2,874,000	2,364,914

		2,364,914

CONSUMER SERVICES — 6.07%
HOTELS, RESTAURANTS & LEISURE — 6.07%
Arcos Dorados Holdings, Inc.	74,920	1,355,303
[a]Jubilant FoodWorks Ltd.	65,943	1,504,347
NagaCorp Ltd.	968,000	440,025
Wynn Macau Ltd.	624,812	1,838,499

		5,138,174

DIVERSIFIED FINANCIALS — 1.65%
CAPITAL MARKETS — 1.65%
CETIP SA	84,200	1,397,606

		1,397,606

ENERGY — 8.34%
OIL, GAS & CONSUMABLE FUELS — 8.34%
[a]Bankers Petroleum Ltd.	388,800	1,605,951
CNOOC Ltd.	590,000	1,212,586
Coal India Ltd.	211,700	1,416,389
[a]Gran Tierra Energy, Inc.	283,937	1,790,530
Novatek OAO GDR	7,600	1,029,800

		7,055,256

FOOD & STAPLES RETAILING — 12.32%
FOOD & STAPLES RETAILING — 12.32%
Bizim Toptan Satis Magazalari AS	88,703	1,211,871
[a]Clicks Group Ltd.	334,662	1,951,432
CP All plc	562,000	1,193,225

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
O’Key Group S.A.	234,300	$2,129,787
[a]Puregold Price Club, Inc.	5,260,700	2,499,552
Raia Drogasil SA	148,167	1,440,721

		10,426,588

FOOD, BEVERAGE & TOBACCO — 4.75%
BEVERAGES — 1.52%
Coca Cola Co.	17,441	1,290,808
FOOD PRODUCTS — 3.23%
Mayora Indah	1,300,500	2,730,709

		4,021,517

HEALTH CARE EQUIPMENT & SERVICES — 4.00%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.84%
Shandong Weigao Group Medical Polymer Co. Ltd.	1,374,394	1,557,477
HEALTH CARE PROVIDERS & SERVICES — 2.16%
Diagnosticos da America SA	238,400	1,829,677

		3,387,154

HOUSEHOLD & PERSONAL PRODUCTS — 6.00%
HOUSEHOLD PRODUCTS — 2.49%
Colgate Palmolive Co.	21,596	2,111,657
PERSONAL PRODUCTS — 3.51%
Dabur India Ltd.	818,600	1,714,488
Hengan International Group Co. Ltd.	124,500	1,253,730

		5,079,875

MATERIALS — 8.36%
CHEMICALS — 4.06%
Asian Paints Ltd.	19,818	1,244,825
Potash Corp. of Saskatchewan, Inc.	47,986	2,192,480
CONSTRUCTION MATERIALS — 2.27%
PT Indocement Tunggal Prakarsa Tbk	952,200	1,921,270
METALS & MINING — 2.03%
Southern Copper Corp.	53,984	1,711,833

		7,070,408

MEDIA — 0.56%
MEDIA — 0.56%
Focus Media Holdings Ltd.	18,692	469,543

		469,543

RETAILING — 7.49%
MULTILINE RETAIL — 2.49%
PT Mitra Adiperkasa Tbk	3,042,500	2,112,847
SPECIALTY RETAIL — 5.00%
Cia Hering	73,200	1,890,701
Hengdeli Holdings Ltd.	5,587,000	2,338,244

		6,341,792

SOFTWARE & SERVICES — 17.14%
INTERNET SOFTWARE & SERVICES — 14.22%
[a]21Vianet Group, Inc. ADR	117,914	1,338,324

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

	Shares/ Principal Amount	Value
[a] Baidu, Inc. ADR	18,801	$2,740,622
Mercadolibre, Inc.	18,268	1,786,428
PChome Online, Inc.	236,000	1,331,345
Tencent Holdings Ltd.	74,600	2,082,696
[a] Yandex NV	88,126	2,367,946
[a] Youku.com, Inc. ADR	17,669	388,541
SOFTWARE — 2.92%
Totvs SA	133,855	2,471,124

		14,507,026

TRANSPORTATION — 2.31%
AIR FREIGHT & LOGISTICS — 2.31%
Expeditors International of Washington, Inc.	42,035	1,955,048

		1,955,048

TOTAL COMMON STOCK (Cost $70,869,093)		81,839,818

TOTAL INVESTMENTS — 96.71% (Cost $70,869,093)		$81,839,818
OTHER ASSETS LESS LIABILITIES — 3.29%		2,785,207

NET ASSETS — 100.00%		$84,625,025

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

10    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

ASSETS
Investments at value (cost $70,869,093) (Note 2)	$81,839,818
Cash	3,316,223
Cash denominated in foreign currency (cost $14,663)	14,881
Receivable for investments sold	262,938
Receivable for fund shares sold	341,310
Dividends receivable	65,069
Dividend and interest reclaim receivable	749
Prepaid expenses and other assets	34,797

Total Assets	85,875,785

LIABILITIES
Payable for investments purchased	898,612
Payable for fund shares redeemed	60,279
Payable to investment advisor and other affiliates (Note 3)	74,226
Deferred taxes payable	176,090
Accounts payable and accrued expenses	41,553

Total Liabilities	1,250,760

NET ASSETS	$84,625,025

NET ASSETS CONSIST OF:
Net investment loss	$(271,451)
Net unrealized appreciation on investments and foreign currency translations	10,794,397
Accumulated net realized gain (loss)	(4,628,160)
Net capital paid in on shares of beneficial interest	78,730,239

$84,625,025

Certified Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($33,348,583 applicable to 2,147,738 shares of beneficial interest outstanding - Note 4)	$15.53
Maximum sales charge, 4.50% of offering price	0.73

Maximum offering price per share	$16.26

Class C Shares:
Net asset value and offering price per share* ($8,972,671 applicable to 585,755 shares of beneficial interest outstanding - Note 4)	$15.32

Class I Shares:
Net asset value, offering and redemption price per share ($42,303,771 applicable to 2,688,762 shares of beneficial interest outstanding - Note 4)	$15.73

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $16,735)	$337,521
Interest income	148

Total Income	337,669

EXPENSES:
Investment advisory fees (Note 3)	335,967
Administration fees (Note 3)
Class A Shares	17,532
Class C Shares	5,096
Class I Shares	8,178
Distribution and service fees (Note 3)
Class A Shares	35,090
Class C Shares	40,771
Transfer agent fees
Class A Shares	20,307
Class C Shares	8,509
Class I Shares	12,464
Registration and filing fees
Class A Shares	11,758
Class C Shares	10,647
Class I Shares	10,765
Custodian fees (Note 3)	64,686
Professional fees	24,112
Accounting fees	867
Trustee fees	871
Other expenses	13,256

Total Expenses	620,876
Less:
Expenses reimbursed by investment advisor (Note 3)	(43,939)
Investment advisory fees waived by investment advisor (Note 3)	(63,534)

Net Expenses	513,403

Net Investment Loss	$(175,734)

Certified Semi-Annual Report    13

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Six Months Ended March 31, 2012 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(1,960,955)
Foreign currency transactions	(36,593)

(1,997,548)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $121,967)	16,915,651
Foreign currency translations	16,049

16,931,700

Net Realized and Unrealized Gain	14,934,152

Net Increase in Net Assets Resulting from Operations	$14,758,418

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Six Months Ended March 31, 2012*	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(175,734)	$97,208
Net realized gain (loss) from investments and foreign currency transactions	(1,997,548)	(2,485,598)
Net unrealized appreciation (depreciation) on investments, foreign currency translations, and deferred taxes	16,931,700	(10,551,982)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,758,418	(12,940,372)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(28,522)
Class C Shares	—	(6,288)
Class I Shares	—	(51,293)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	2,461,385	16,379,807
Class C Shares	2,103	5,862,947
Class I Shares	8,197,391	15,403,407

Net Increase in Net Assets	25,419,297	24,619,686

NET ASSETS:
Beginning of Period	59,205,728	34,586,042

End of Period	$84,625,025	$59,205,728

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, and (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	$81,839,818	$81,839,818	$81,839,818	$81,839,818
	Fair Value Measurements at March 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$81,839,818	$81,839,818	$—	$—

Total Investments in Securities	$81,839,818	$81,839,818	$—	$—

Liabilities
Other Financial Instruments**
Spot Currency	$(472)	$(472)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event, which caused the movement. The Fund recognized no significant transfers between levels for the six months ended March 31, 2012.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

Certified Semi-Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2012, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2012, the Advisor voluntarily waived investment advisory fees of $63,534. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $12,532 for Class C shares, and $31,407 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2012, the Distributor has advised the Fund that it earned commissions aggregating $4,496 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,219 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Fund for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	474,354	$6,778,264	1,982,581	$30,656,908
Shares issued to shareholders in reinvestment of dividends	—	—	1,639	25,513
Shares repurchased	(321,727)	(4,316,929)	(966,885)	(14,303,463)
Redemption fees received*	—	50	—	849

Net increase (decrease)	152,627	$2,461,385	1,017,335	$16,379,807

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	108,756	$1,532,388	559,204	$8,559,013
Shares issued to shareholders in reinvestment of dividends	—	—	359	5,563
Shares repurchased	(109,744)	(1,530,299)	(173,608)	(2,701,877)
Redemption fees received*	—	14	—	248

Net increase (decrease)	(988)	$2,103	385,955	$5,862,947

Class I Shares
Shares sold	788,557	$11,469,589	1,732,916	$27,280,362
Shares issued to shareholders in reinvestment of dividends	—	—	2,828	44,294
Shares repurchased	(240,211)	(3,272,262)	(806,467)	(11,922,242)
Redemption fees received*	—	64	—	993

Net increase (decrease)	548,346	$8,197,391	929,277	$15,403,407

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $51,493,581 and $43,498,063, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$70,869,093

Gross unrealized appreciation on a tax basis	$12,492,854
Gross unrealized depreciation on a tax basis	(1,522,129)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,970,725

At March 31, 2012, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2010 of $95,718 and $1,792,806, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2012, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2012(b)(c)	$12.50	(0.05)	3.08	3.03	—	—	—	$15.53	(0.72	)(d)	1.69	(d)	1.69	(d)	1.87	(d)	24.24	63.73	$33,348
2011(c)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(c)(e)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2012(b)	$12.37	(0.10)	3.05	2.95	—	—	—	$15.32	(1.40	)(d)	2.37	(d)	2.37	(d)	2.86	(d)	23.85	63.73	$8,973
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,257
2010(e)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2012(b)	$12.62	(0.01)	3.12	3.11	—	—	—	$15.73	(0.11	)(d)	1.08	(d)	1.09	(d)	1.46	(d)	24.64	63.73	$42,304
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(e)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 16, 2009.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2011, and held until March 31, 2012.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period† 10/1/11–3/31/12
Class A Shares
Actual	$1,000.00	$1,242.40	$9.52
Hypothetical*	$1,000.00	$1,016.51	$8.56
Class C Shares
Actual	$1,000.00	$1,238.50	$13.32
Hypothetical*	$1,000.00	$1,013.10	$11.98
Class I Shares
Actual	$1,000.00	$1,246.40	$6.12
Hypothetical*	$1,000.00	$1,019.55	$5.50

†	Expenses are equal to the annualized expense ratio for each class (A : 1.70%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/ 366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Developing World Fund versus MSCI Emerging Markets Index (December 16, 2009 to March 31, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/16/09)	-6.11%	—	—	10.01%
C Shares (Incep: 12/16/09)	-3.33%	—	—	11.55%
I Shares (Incep: 12/16/09)	-1.13%	—	—	12.92%
MSCI Emerging Markets Index (Since 12/16/09)	-8.80%	—	—	5.29%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares.

Certified Semi-Annual Report    25

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

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This page is not part of the Semi-Annual Report. 27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

APPOINTMENT OF TRUSTEE

The Trustees have appointed Sally Corning of Santa Fe, New Mexico as a Trustee, effective May 7, 2012. Ms. Corning is a founding partner of Sun Mountain Capital, Santa Fe, which advises clients in making investments in private equity partnerships and invests directly in private companies. Ms. Corning was formerly employed by Credit Suisse First Boston, Morgan Stanley and Dean Witter Reynolds. She received her BSBA from Georgetown University and her MBA from the Columbia University Graduate School of Business.

28    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2148

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 23, 2012

By:	/s/ George T. Strickland
George T. Strickland
Treasurer and principal financial officer

Date:	May 23, 2012